June 30, 1999

Moving forward.

                               SEMIANNUAL REPORT





                         INSURANCE FOR THE UNEXPECTED.
                      INVESTMENTS FOR THE OPPORTUNITIES.(R)


                                             [LOGO OF JOHN HANCOCK APPEARS HERE]

                              [LOGO OF JOHN HANCOCK ADVISERS, INC. APPEARS HERE]

                 [LOGO OF INDEPENDENCE INVESTMENT ASSOCIATES, INC. APPEARS HERE]

                                   [LOGO OF BRINSON PARTNERS, INC. APPEARS HERE]

                                            [LOGO OF GOLDMAN SACHS APPEARS HERE]

                                                  [LOGO OF INVESCO APPEARS HERE]

                                                [LOGO OF JP MORGAN APPEARS HERE]

                                [LOGO OF JANUS CAPITAL CORPORATION APPEARS HERE]

                                              [LOGO OF MELLON BOND APPEARS HERE]

                          [LOGO OF MONTGOMERY ASSET MANAGEMENT LLC APPEARS HERE]

                                    [LOGO OF NEUBERGER BERMAN, LLC APPEARS HERE]

                                                  [LOGO OF SCUDDER APPEARS HERE]

                                                     [LOGO OF SSGA APPEARS HERE]

                                            [LOGO OF T. ROWE PRICE APPEARS HERE

                       [LOGO OF WELLINGTON MANAGEMENT COMPANY, LLP APPEARS HERE]

                                                           VARIABLE SERIES TRUST


                                             [LOGO OF JOHN HANCOCK APPEARS HERE]

Dear Shareholder,

[PHOTO OF THOMAS J. LEE APPEARS HERE]

             Thomas J. Lee,
President and Vice Chairman

With the new millennium on the horizon, John Hancock Mutual Life Insurance Company and our business partners are prepared for the technological changes associated with the Year 2000. As a result, we are ideally positioned to continue providing you with outstanding service in the coming year, because of new systems and efficiencies that we have implemented over the past several months. You can be confident that we will be ready to handle the changes for the Year 2000.

We believe that the next millennium will offer revolutionary opportunities for you, our shareholders. We know that planning is of paramount importance -- to you and your family. We also want you to know that we are here to assist you in achieving all your financial goals through proper planning and the Variable Series Trust (VST), the investments supporting your variable life and variable annuity contracts.

At John Hancock, the coming years will be about more than just "change." They will also be about all that remains the same --all that you have come to rely on from us. As we move forward, we will continue to help you address your need for life insurance by providing variable life insurance products that offer solutions such as income replacement for your family and wealth transfer, and help you with your estate and/or business planning. At the same time, we will continue to work with you to meet your changing retirement planning needs using variable annuity products that accumulate tax-deferred savings and provide a stream of income for life.

Also, as the primary manager of the Variable Series Trust, we will continue to work closely with and monitor our subadvisors to ensure that the funds we offer deliver solid performance while remaining true to their investment objectives.

As we step into the next millennium together, you can feel confident that, regardless of what changes take place and what remains the same, our primary focus is to provide you with the best possible insurance and investment products and services that fit your needs.

We thank you for your continued confidence in John Hancock.

[PHOTO OF MICHELE G. VAN LEER APPEARS HERE]

Michele G. Van Leer, Chairman



Sincerely,

/s/ Michele G. Van Leer             /s/ Thomas J. Lee

Michele G. Van Leer                 Thomas J. Lee
Chairman                            President and Vice Chairman

 Economic Overview: Mid-Year Review 1999
 John Hancock Economic Research

1999 has been characterized so far by strong growth accompanied by rising apprehension concerning inflation. Continued strong domestic growth, an unexpected surge in oil prices, improving conditions in Asia, and perceptions of an over-accommodating Fed have raised the specter of an imminent jump in inflation. The problem, if it is one, is that it's only a fear that has not shown up in the data.

What has accounted for this strange course of events? At the core is the uneasiness that the economy cannot continue to grow at around 4% without kindling inflation. However, the economy has been doing this for three years running, and during that time inflation has declined.

This extraordinary record of low inflation and high growth has been achieved principally because of strong gains in productivity and an intensified competitive business environment. At the root of these trends is the accelerating expansion of the information technology revolution throughout the US economy.

Firms have been able to realize productivity gains unseen in several decades, just when they were faced with intensified competition and labor scarcity. Computer and communications technologies have lowered the barriers to entry into many businesses as well as created many new businesses, all of which has intensified the competitive environment.

The $64,000 question is whether the economy can keep up this pace of productivity growth. The answer boils down to a matter of faith, but if the stock market is any indication, many bets have been placed on a bright future of the "new" economy.

As in the past few years, consumption and investment have been driving the economy in 1999. Consumers are spending more than they earn, causing the savings rate to turn negative, but that should not come as a surprise:

  . Equity and real estate valuations have risen steadily and substantially over the past several years, leaving little apparent need to save.

  . The economy continues to create new jobs at a healthy pace and the labor market remains tight with unemployment at 4.3% of the labor force.

  . With wage gains outstripping inflation, consumers' purchasing power continues to grow.

The other pillar of economic strength, investment spending, remains healthy as well, with firms speeding productivity enhancements as quickly as possible. Capacity growth continues to keep pace with utilization rates, leaving few if any capacity bottlenecks.

On the other hand, residential investment has started to falter as declining affordability and demographics have taken their toll on the real estate market. The best could be behind us in this sector.

The trade deficit has soared again this year as the strong domestic economy's appetite for imports seems insatiable while weak growth overseas has stalled exports. International trade is expected to lop as much as 2% off growth in the first half of the year, with the drag diminishing over the rest of the year.

The surge in inflation expectations this year pushed interest rates higher. The yield curve steepened as longer term interest rates rose steadily, with the 30 year Treasury bond briefly touching 6.25%. The rate fell below 6% toward the end of June, but remains significantly above the rates prevailing at the beginning of the year.

In June, the Fed responded to these fears by bumping up its target interest rate by 25 basis points for the first time in two years, partly as an insurance policy against the possibility of future inflation and partly in response to the improving financial market conditions following last fall's financial market seizure.

Looking forward, the economy faces the same challenges that it has faced all year:

  . Inflation could pick up through a surge in wages, declining productivity, a falling US dollar overseas, or an even larger oil price hike, or

  . Collapsing equity prices, financial turmoil, or extensive Y2K disruptions could push the economy into recession, or

  .  The economy could enjoy continued heady growth with low inflation.

The one certainty is that the Fed is alert to these risks and is prepared to act. With the economy chugging along at a healthy clip, government finances in great shape and Chairman Greenspan at the helm of monetary policy, the chance of something going wrong seems remote. But, something eventually will, and one can only hope that the economy will be resilient enough and policy astute enough to deflect the blow.

                                                    Inception: March 29, 1986
 Money Market Fund
 John Hancock Mutual Life Insurance Co.                     Peter Mitsopoulos
 The markets at the beginning of the year were ready to exploit the benefits of the Fed's three rapid-fire rate reductions last year. The Fed's actions averted what appeared to be a looming credit disaster, but also gave the markets that rate reduction felt long overdue. Economic data, though sometimes conflicting, gave investors the feeling that it could not get any better than this. Then, the change of 0.7% in the April CPI took the wind out of everyone's sails. The Fed changed its bias to monetary constraint, rates rose in anticipation and it wasn't just a question of when the Fed would raise rates, but how many times they would this year. The Fed delivered it widely-expected 25 basis point increase at its June 29-30 meeting, but also changed its bias back to neutral.
 We began the year needing to extend the maturity on the Fund after year-end and proceeded to take on a strategy of very short maturities and longer maturities (maximum 13 months). This, we felt, would enabled us to capitalize on short-term interest rate swings or even a minor interest rate increase, while still obtaining attractive longer-term investments for the portfolio. While the rate decreases during last year were significant, we felt the risk of an increase this year was not significant enough to keep the fund short. As a result, the Fund's maturity increased from 48 days at year-end to 73 days by June 30. With only one increase in rates coming on the last day of this period, we feel our strategy has been appropriate. Post June 30 economic conditions point to a continued low risk of inflation for the balance of the year.
 The Fund continues to be invested predominantly in traditional commercial paper representing about two-thirds of the fund, with bank certificates of deposit about 19% and adjustable rate securities about 11%. We continue to look for additional positions in both of those sectors. The Fund is diversified among many industry sectors and companies.

                [CHART OF HISTORICAL FUND RETURN APPEARS HERE]


         DATE           Money Market Fund
         ----           -----------------
      30-Jun-89            $ 10,000
      31-Jul-89            $ 10,077
      31-Aug-89            $ 10,150
      29-Sep-89            $ 10,219
      31-Oct-89            $ 10,296
      30-Nov-89            $ 10,367
      29-Dec-89            $ 10,441
      31-Jan-90            $ 10,513
      28-Feb-90            $ 10,578
      30-Mar-90            $ 10,648
      30-Apr-90            $ 10,721
      31-May-90            $ 10,795
      29-Jun-90            $ 10,863
      31-Jul-90            $ 10,939
      31-Aug-90            $ 11,011
      28-Sep-90            $ 11,077
      31-Oct-90            $ 11,155
      30-Nov-90            $ 11,227
      31-Dec-90            $ 11,302
      31-Jan-91            $ 11,374
      28-Feb-91            $ 11,433
      28-Mar-91            $ 11,489
      30-Apr-91            $ 11,553
      31-May-91            $ 11,609
      28-Jun-91            $ 11,659
      31-Jul-91            $ 11,719
      30-Aug-91            $ 11,774
      30-Sep-91            $ 11,828
      31-Oct-91            $ 11,879
      27-Nov-91            $ 11,922
      31-Dec-91            $ 11,975
      31-Jan-92            $ 12,018
      28-Feb-92            $ 12,052
      31-Mar-92            $ 12,093
      30-Apr-92            $ 12,132
      29-May-92            $ 12,169
      30-Jun-92            $ 12,210
      31-Jul-92            $ 12,249
      31-Aug-92            $ 12,286
      30-Sep-92            $ 12,320
      30-Oct-92            $ 12,342
      30-Nov-92            $ 12,375
      31-Dec-92            $ 12,411
      29-Jan-93            $ 12,443
      26-Feb-93            $ 12,472
      31-Mar-93            $ 12,506
      30-Apr-93            $ 12,537
      28-May-93            $ 12,565
      30-Jun-93            $ 12,599
      30-Jul-93            $ 12,630
      31-Aug-93            $ 12,663
      30-Sep-93            $ 12,694
      29-Oct-93            $ 12,724
      30-Nov-93            $ 12,757
      31-Dec-93            $ 12,790
      31-Jan-94            $ 12,823
      28-Feb-94            $ 12,853
      31-Mar-94            $ 12,887
      29-Apr-94            $ 12,920
      31-May-94            $ 12,960
      30-Jun-94            $ 13,002
      29-Jul-94            $ 13,045
      31-Aug-94            $ 13,097
      30-Sep-94            $ 13,146
      31-Oct-94            $ 13,192
      30-Nov-94            $ 13,245
      30-Dec-94            $ 13,306
      31-Jan-95            $ 13,369
      28-Feb-95            $ 13,427
      31-Mar-95            $ 13,494
      28-Apr-95            $ 13,553
      31-May-95            $ 13,623
      30-Jun-95            $ 13,687
      31-Jul-95            $ 13,752
      31-Aug-95            $ 13,817
      29-Sep-95            $ 13,877
      31-Oct-95            $ 13,944
      30-Nov-95            $ 14,008
      29-Dec-95            $ 14,074
      31-Jan-96            $ 14,140
      29-Feb-96            $ 14,198
      29-Mar-96            $ 14,255
      30-Apr-96            $ 14,318
      31-May-96            $ 14,380
      28-Jun-96            $ 14,436
      31-Jul-96            $ 14,504
      30-Aug-96            $ 14,566
      30-Sep-96            $ 14,630
      31-Oct-96            $ 14,695
      29-Nov-96            $ 14,750
      31-Dec-96            $ 14,823
      31-Jan-97            $ 14,889
      28-Feb-97            $ 14,948
      31-Mar-97            $ 15,013
      30-Apr-97            $ 15,078
      30-May-97            $ 15,145
      30-Jun-97            $ 15,214
      31-Jul-97            $ 15,283
      29-Aug-97            $ 15,348
      30-Sep-97            $ 15,420
      31-Oct-97            $ 15,490
      28-Nov-97            $ 15,554
      31-Dec-97            $ 15,631
      30-Jan-98            $ 15,703
      27-Feb-98            $ 15,765
      31-Mar-98            $ 15,837
      30-Apr-98            $ 15,906
      29-May-98            $ 15,979
      30-Jun-98            $ 16,049
      31-Jul-98            $ 16,122
      31-Aug-98            $ 16,195
      30-Sep-98            $ 16,266
      30-Oct-98            $ 16,338
      30-Nov-98            $ 16,407
      31-Dec-98            $ 16,477
      29-Jan-99            $ 16,546
      26-Feb-99            $ 16,606
      31-Mar-99            $ 16,672
      30-Apr-99            $ 16,736
      28-May-99            $ 16,802
      30-Jun-99            $ 16,866

Top Ten Holdings (as of June 30, 1999)
--------------------------------------
                                             % of          six months ago
                                          investments     % of investments
                                          -----------     ----------------
National Bank of Canada                       5.6%              1.1%
Fleet National Bank                           5.4%              N/A
Monte Rosa Capital Corp.                      5.0%              3.5%
Falcon Asset Securitization Corp.             5.0%              3.9%
PNC Bank NA                                   4.2%              2.7%
BMW U.S. Capital Corp.                        4.2%              N/A
Ciesco L.P.                                   4.2%              3.1%
Corporate Receivables Corp.                   3.8%              4.7%
Sigma Finance, Inc.                           3.6%              3.7%
Nestle Capital Corp.                          3.4%              N/A


Average Annual Total Returns*
-----------------------------

                  Money Market       MorningStar
                     Fund            Peer Group+
                     ----            -----------
YTD**                2.36%              2.87%
1 Year               5.09               4.94
3 Years              5.32               5.17
5 Years              5.34               5.21
10 Years             5.37               5.18


Top Ten Sectors (as of June 30, 1999)
-------------------------------------
                      % of                               % of
                   investments                        investments
                   -----------                        -----------

Financial            82.0%          Technology           1.1%
Consumer Cyclical     8.5%          N/A                  0.0%
Capital Equipment     4.2%          N/A                  0.0%
Consumer Staple       2.8%          N/A                  0.0%
Basic Material        1.4%          N/A                  0.0%


The Money Market Fund is neither insured nor guaranteed by the U.S. Government and there is no guarantee the fund will be able to maintain a stable net asset value of $10.00/share.

* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

**Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1994
 Short-Term Bond FundIndependence Investment Associates, Inc.       Jeff Saef

 During the second quarter, movements in the fixed income markets were dominated by the increasing probability of a Federal Reserve Board tightening, accompanied by a shift in focus at the Federal Reserve Board from inflation vigilance to emphasis on economic growth. This shift, motivated by concerns over sustainable growth in the context of tightening labor markets and improving financial markets, fostered an expectation of rising interest rates. The bond market responded with a 35 to 55 basis point increase in interest rates across the U.S. Treasury yield curve. In the face of this meaningful change in market conditions, liquidity languished and spread sectors widened. Record levels of new corporate bond issuance further pressured the market, resulting in wider spreads in the corporate bond market.
 For the quarter, short maturity corporate bonds performed in line with similar maturity U.S. Treasury securities. After tightening the spread in April and early May, corporate bond spreads widened in response to both higher interest rates, wider swap spreads, and large amounts of new corporate bond issuance. Your Fund is overweight in corporate bonds and we estimate that the additional yield advantage from this overweight during the quarter was 40 basis points of annualized yield which translated into 10 (40 bp divided by 4) basis points of actual excess return during the quarter. However, the small amounts of spread widening experienced in the later portion of the quarter helped offset the yield advantage in the Fund, resulting in a return approximately equal to the benchmark for the quarter.

                             [CHART APPEARS HERE]


 DATE        Short-Term Bond Benchmark             Short-Term Bond Fund
 ----        -------------------------             --------------------
April-94             $ 10,000                             $ 10,000
May 1994             $ 10,013                             $  9,999
Jun 1994             $ 10,033                             $ 10,010
Jul 1994             $ 10,138                             $ 10,109
Aug 1994             $ 10,172                             $ 10,130
Sep 1994             $ 10,117                             $ 10,075
Oct 1994             $ 10,129                             $ 10,078
Nov 1994             $ 10,074                             $ 10,032
Dec 1994             $ 10,102                             $ 10,033
Jan 1995             $ 10,258                             $ 10,172
Feb 1995             $ 10,432                             $ 10,324
Mar 1995             $ 10,489                             $ 10,367
Apr 1995             $ 10,597                             $ 10,462
May 1995             $ 10,844                             $ 10,694
Jun 1995             $ 10,908                             $ 10,769
Jul 1995             $ 10,935                             $ 10,780
Aug 1995             $ 11,010                             $ 10,844
Sep 1995             $ 11,071                             $ 10,892
Oct 1995             $ 11,179                             $ 10,996
Nov 1995             $ 11,299                             $ 11,098
Dec 1995             $ 11,398                             $ 11,187
Jan 1996             $ 11,501                             $ 11,273
Feb 1996             $ 11,418                             $ 11,183
Mar 1996             $ 11,383                             $ 11,143
Apr 1996             $ 11,371                             $ 11,124
May 1996             $ 11,378                             $ 11,123
Jun 1996             $ 11,474                             $ 11,211
Jul 1996             $ 11,514                             $ 11,238
Aug 1996             $ 11,542                             $ 11,260
Sep 1996             $ 11,666                             $ 11,392
Oct 1996             $ 11,824                             $ 11,527
Nov 1996             $ 11,937                             $ 11,607
Dec 1996             $ 11,907                             $ 11,591
Jan 1997             $ 11,961                             $ 11,642
Feb 1997             $ 11,980                             $ 11,661
Mar 1997             $ 11,951                             $ 11,631
Apr 1997             $ 12,065                             $ 11,727
May 1997             $ 12,152                             $ 11,805
Jun 1997             $ 12,245                             $ 11,894
Jul 1997             $ 12,422                             $ 12,058
Aug 1997             $ 12,406                             $ 12,033
Sep 1997             $ 12,520                             $ 12,138
Oct 1997             $ 12,634                             $ 12,241
Nov 1997             $ 12,660                             $ 12,247
Dec 1997             $ 12,755                             $ 12,334
Jan 1998             $ 12,903                             $ 12,464
Feb 1998             $ 12,901                             $ 12,460
Mar 1998             $ 12,950                             $ 12,503
Apr 1998             $ 13,010                             $ 12,559
May 1998             $ 13,086                             $ 12,622
Jun 1998             $ 13,152                             $ 12,679
Jul 1998             $ 13,213                             $ 12,737
Aug 1998             $ 13,336                             $ 12,872
Sep 1998             $ 13,520                             $ 13,007
Oct 1998             $ 13,551                             $ 12,999
Nov 1998             $ 13,587                             $ 13,019
Dec 1998             $ 13,641                             $ 13,051
Jan 1999             $ 13,717                             $ 13,081
Feb 1999             $ 13,669                             $ 13,035
Mar 1999             $ 13,778                             $ 13,105
Apr 1999             $ 13,836                             $ 13,154
May 1999             $ 13,819                             $ 13,122
Jun 1999             $ 13,862                             $ 13,165

Top Ten Holdings (as of June 30, 1999)
--------------------------------------
                                              % of         six months ago
                                            investments   % of investments
                                            -----------   ----------------
Federal National Mortgage Assoc                4.8%             N/A
WMX Technologies, Inc.                         4.8%             3.9%
MCI Worldcom, Inc.                             4.4%             4.2%
American General Finance Corp.                 4.1%             3.8%
Franchise Finance Corp. of America             3.6%             3.3%
Merrill Lynch & Co., Inc.                      3.5%             3.3%
Tyco International Group SA                    3.3%             3.0%
Banponce Corp.                                 3.1%             2.9%
Norfolk Southern Corp.                         3.0%             N/A
Tenet Healthcare Corp.                         3.0%             2.9%


Average Annual Total Returns*
-----------------------------

                          Short-Term         Short-Term          MorningStar
                          Bond Fund       Bond Benchmark(1)      Peer Group+
                          ---------       -----------------      -----------
YTD**                        .87%                1.62%             -.08%
1 Year                      3.83                 5.40              3.96
3 Years                     5.50                 6.51              5.41
5 Years                     5.63                 6.68               N/A
Since Inception             5.47                 6.52               N/A


Fund Composition (as of June 30, 1999)
--------------------------------------

Credit Quality                      Duration
--------------                      --------
Government Bonds    13%             Less than 1   Year          16%
AAA                  4%             1-3   Years               68.3%
AA                   3%             3-5   Years                7.2%
A                   25%             5-10 Years                 5.9%
BBB                 47%             Greater than 10  Years     2.6%
BB                   8%
Below B              0%
NR/NA                0%


* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

(1)Short-Term Bond Index: 65% Lehman Brothers 1-3 year Corporate Index. 35% Lehman Brothers 1-3 year Government Index.

** Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1998
 Bond Index Fund
 Mellon Bond Associates, LLP                                   Gregory Curran

 The Fund continues to meet its investment objective: to match the performance of the Lehman Brothers Government Corporate Index, which includes only U.S. dollar-based, fixed-coupon debt from the U.S. Government and investment-grade corporations. Performance net of fees for the Fund was 0.33% for June, -1.27% for the past quarter and 3.85% from inception. Corresponding returns for the index were 0.31%, -1.10% and 4.14%. The Fund uses a representative sample of issues selected through proprietary quantitative techniques. Selected issues have the best risk-adjusted expected return and, as a group, match the characteristics of the 4,500 issues in the Index including price sensitivity, industry, and quality exposures. An indexed Fund typically eliminates many risks associated with active management and has lower fees and expenses.
 During the second quarter, the influence of international factors on the bond market subsided. Investors generally perceived international financial crises to be defused. Consequently, domestic forces drove the market. Treasury performance was hurt by a number of factors best described as a battle between market bears and bulls. The bears site significant new issuance in the corporate and U.S. Agency markets, strength in the stock market and strong economic growth. The bulls site a flight to quality stemming from continued economic unrest in Latin and South America and low inflation. Mostly, the bears have had the edge leaving a negative tone to the market. Even so, investors have been quick to buy Treasury issues as yields return to attractive levels. Each major economic release was viewed for its affect on Federal Reserve policy. Market participant expectations were realized when the Fed raised the Federal Funds rate by 0.25% to 5%. Expectations were exceeded when the Federal Reserve Open Market Committee changed its interest rate bias to neutral from one of tightening. Market opinion is split regarding the prospects of more rate hikes by the Fed.

                             [CHART APPEARS HERE]

                             Historical Fund Return

$10,000
Investment made 5/1/98
(Fund Inception Date)

     Date         Bond Index Fund      Lehman Brothers Gov't./Corp. Bond Index
     ----         ---------------      ---------------------------------------

Apr 1998              $10,000                           $10,000
May 1998              $10,102                           $10,000
Jun 1998              $10,211                           $10,102
Jul 1998              $10,220                           $10,211
Aug 1998              $10,461                           $10,220
Sep 1998              $10,757                           $10,461
Oct 1998              $10,689                           $10,757
Nov 1998              $10,703                           $10,689
Dec 1998              $10,720                           $10,703
Jan 1999              $10,795                           $10,720
Feb 1999              $10,521                           $10,795
Mar 1999              $10,584                           $10,521
Apr 1999              $10,609                           $10,584
May 1999              $10,485                           $10,609
Jun 1999              $10,450                           $10,485


Average Annual Total Returns*
--------------------------------------------------------------------------------
                                   Bond Index       L/B Govt./Corp.
                                      Fund            Bond Index
YTD**                                -2.52%             -2.27%
1 Year                                2.34               2.69
Since Inception (5/1/98)              3.85               4.14


Top Ten Holdings (as of June 30, 1999 )
--------------------------------------------------------------------------------
                                                  % of      six months ago
                                              investments  % of investments

U.S. Treasury                                     52.5%         54.3%
Federal Home Loan Mortgage Corp.                   6.8%          6.9%
Federal National Mortgage Assoc                    5.5%          3.8%
General Motors Acceptance Corp.                    1.2%          1.4%
KFW International Finance                          1.0%          1.2%
ICI Wilmington                                     1.0%          1.2%
Morgan Stanley, Dean Witter, Discover &            1.0%          0.8%
Rite Aid Corp.                                     1.0%          1.1%
Federal Home Loan Bank                             1.0%          1.1%
First Union Corp.                                  0.8%          0.9%


Fund Composition (as of June 30, 1999)
--------------------------------------------------------------------------------
Credit Quality                     Duration
                                   --------
Government Bonds    65.2%          (LESS THAN) 1 Year             .98%
AAA                 4.13%          1-3 Years                    25.62%
AA                  6.23%          3-5 Years                    19.92%
A                  13.37%          5-10 Years                   25.45%
BBB                11.07%          (GREATER THAN) 10 Years      28.03%
Below BBB            0.0%
NR/NA                0.0%


* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

**   Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1996
 Global Bond Fund (Formerly Strategic Bond Fund)
 J.P. Morgan Investment Management, Inc.                         David Gibbon
 During the first half of the year, acceleration of global economic growth continued. As such, global bond returns were disappointing as market participants continued to question the sustainability of ultra-low inflation in this environment. The Global economy, led by Asia, is gaining strength after suffering from the crisis in 1998. In the last week of June, the Federal Reserve responded to rising global inflationary expectations by raising the federal funds rate 0.25%, hinting that they would not aggressively tighten monetary policy further.
 For the six-month period ending June 30, 1999, the Fund returned 2.02% (net of fees). In addition, the Fund's one-year return was 2.85% (net of fees). In April, the Fund was re-balanced to reflect the change in its benchmark. This included selling a majority of the mortgage backed-securities, U.S. corporate bonds, all high-yield and emerging markets debt and the purchase of high-grade government and corporate bonds denominated in foreign currencies. More recently, our decision to shorten the Fund's duration position positively impacted the Fund's performance as interest rates rose globally.
 We continue to believe that the recovery in the global goods sector will be negative for bond markets. It is our view that the U.S. policy response is unlikely to be either swift enough or firm enough to curb rising global inflation expectations. With policy likely to remain on hold in Europe and Japan, the outlook for global inflation rests firmly in the Fed's hands. Within the non-government market, our focus over the next few months will be on the reaction of companies and markets to changes in monetary policy. We will continue to seek attractive opportunities in the non-government market to enhance the yield of the Fund.
[CHART OF HISTORICAL FUND RETURN APPEARS HERE]


     Date     Global Bond Composite Index(A)    Global Bond Fund
     ----     ------------------------------    ----------------
  April-96                $ 10,000                $ 10,000
  May 1996                $ 10,002                $  9,983
  Jun 1996                $ 10,123                $ 10,068
  Jul 1996                $ 10,162                $ 10,103
  Aug 1996                $ 10,183                $ 10,112
  Sep 1996                $ 10,370                $ 10,297
  Oct 1996                $ 10,586                $ 10,490
  Nov 1996                $ 10,775                $ 10,674
  Dec 1996                $ 10,703                $ 10,671
  Jan 1997                $ 10,762                $ 10,723
  Feb 1997                $ 10,799                $ 10,755
  Mar 1997                $ 10,695                $ 10,634
  Apr 1997                $ 10,844                $ 10,761
  May 1997                $ 10,936                $ 10,871
  Jun 1997                $ 11,080                $ 11,021
  Jul 1997                $ 11,348                $ 11,262
  Aug 1997                $ 11,279                $ 11,194
  Sep 1997                $ 11,454                $ 11,396
  Oct 1997                $ 11,597                $ 11,459
  Nov 1997                $ 11,658                $ 11,518
  Dec 1997                $ 11,784                $ 11,637
  Jan 1998                $ 11,937                $ 11,774
  Feb 1998                $ 11,956                $ 11,795
  Mar 1998                $ 12,013                $ 11,844
  Apr 1998                $ 12,076                $ 11,899
  May 1998                $ 12,203                $ 12,012
  Jun 1998                $ 12,294                $ 12,101
  Jul 1998                $ 12,342                $ 12,133
  Aug 1998                $ 12,554                $ 12,315
  Sep 1998                $ 12,848                $ 12,624
  Oct 1998                $ 12,792                $ 12,538
  Nov 1998                $ 12,882                $ 12,639
  Dec 1998                $ 12,907                $ 12,702
  Jan 1999                $ 13,016                $ 12,811
  Feb 1999                $ 12,823                $ 12,564
  Mar 1999                $ 12,914                $ 12,667
  Apr 1999                $ 12,986                $ 12,704
  May 1999                $ 12,893                $ 12,577
  Jun 1999                $ 12,747                $ 12,446


Top Ten Holdings (as of June 30, 1999)
--------------------------------------
                                             % of          six months ago
                                          investments    % of investments
                                          -----------    ----------------
U.S. Treasury                                14.1%             23.1%
Bundesobligation                              9.9%              N/A
Government National Mortgage Assoc            8.0%             10.1%
U.K. Treasury                                 7.2%              2.5%
Government of France                          6.9%              8.1%
Bundesrepublic Deutschland                    5.4%              2.4%
Repsol International Finance                  5.1%              N/A
Government of Netherlands                     5.1%              N/A
Federal Republic of Germany                   4.8%              9.8%
Federal National Mortgage Assoc               4.8%             11.1%

Average Annual Total Returns*
-----------------------------

                     Global Bond            Global Bond          MorningStar
                        Fund            Composite Index (A)      Peer Group+
                        ----            -------------------      -----------
YTD**                  -2.02%                -1.12%                 -1.05%
1 Year                  2.85                  3.81                   1.10
3 Years                 7.32                  8.03                   6.02
Since Inception         7.16                  8.01                    N/A


Fund Composition (as of June 30, 1999)
--------------------------------------

+Credit Quality                        Duration
---------------                        --------
Government Bonds   27.01%              Less than 1 Year         14.81%
AAA                53.45%              1-3 Years                16.67%
AA                  5.96%              3-5 Years                18.25%
A                   9.12%              5-10 Years               27.93%
BBB                 4.46%              Greater than 10 Years    22.34%
Below BBB              0%

*Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

(A)Bond Composite Index: 75% Lehman Brothers Aggregate Bond and 25% J.P. Morgan Non-US Government Bond Index, Hedged, from May 1996 to April 1999 and the J.P. Morgan Global Bond Index (Hedged) thereafter.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

** Year-to-date total returns are not annualized.

                                                    Inception: March 29, 1986
 Sovereign Bond FundJohn Hancock Advisers, Inc.                      James Ho
 Continued economic growth drove US bond prices lower through much of the quarter, as the US economy remained strong and the revised estimate of first-quarter growth failed to ease investor concerns that the economy would slow enough to restrain inflation. In response, at quarter-end, the Fed raised the Federal Funds rate 25 basis points to 5%. At the Federal Reserve Open Market Committee meeting, the Fed also announced that it changed its tightening bias, to a neutral bias.
 During the second quarter, investment grade corporate bonds underperformed Treasuries due to slower trading volumes and a healthy new issue calendar supply ($84.3 billion). However, during the first half of 1999, most spread products outperformed Treasuries, with Emerging Market and high yield bonds performing best (10.22% and 2.31%, respectively).
 During the quarter, the Fund lost (1.02%), as performance was ahead of the Lehman Government/Corporate Index at (1.10%). Year-to-date the Fund's return of (1.46%) outperformed the Index return of (2.27%) by 81 basis points. Given that Treasuries outperformed most spread products during the quarter, our underweight position in this sector relative to the benchmark (24.5% versus 57.1%) detracted from performance results. Correspondingly, as US investment grade corporate bonds underperformed Treasuries, our heavier exposure to corporate bonds (49.3% versus 27.5%) also detracted from performance.
 If the US economy does not start to exhibit signs of a slowdown, we may see the Fed tighten again at the August 24 Federal Reserve Open Market Committee meeting. However, we remain optimistic regarding the near-term outlook for the bond market, and spread sectors in particular, as investors' fears have been temporarily alleviated by the Fed's recent actions. We will continue to purchase the upper tier quality of the high yield sector. While the emerging markets reported exceptional performance year-to-date, limited liquidity and continued volatility keep us from committing additional funds to this market sector.
                             [CHART APPEARS HERE]


   Date     Sovereign Bond Fund       Lehman Brothers Govt./Corp. Bond Index
   ----     -------------------       --------------------------------------
30-Jun-89       $ 10,000                            $ 10,000
31-Jul-89       $ 10,182                            $ 10,208
31-Aug-89       $ 10,067                            $ 10,050
30-Sep-89       $ 10,114                            $ 10,094
31-Oct-89       $ 10,336                            $ 10,349
30-Nov-89       $ 10,425                            $ 10,443
31-Dec-89       $ 10,404                            $ 10,458
31-Jan-90       $ 10,275                            $ 10,315
28-Feb-90       $ 10,302                            $ 10,338
31-Mar-90       $ 10,313                            $ 10,339
30-Apr-90       $ 10,256                            $ 10,244
31-May-90       $ 10,474                            $ 10,541
30-Jun-90       $ 10,616                            $ 10,711
31-Jul-90       $ 10,725                            $ 10,844
31-Aug-90       $ 10,626                            $ 10,687
30-Sep-90       $ 10,694                            $ 10,776
31-Oct-90       $ 10,827                            $ 10,919
30-Nov-90       $ 11,014                            $ 11,157
31-Dec-90       $ 11,175                            $ 11,325
31-Jan-91       $ 11,265                            $ 11,452
28-Feb-91       $ 11,403                            $ 11,551
31-Mar-91       $ 11,508                            $ 11,630
30-Apr-91       $ 11,676                            $ 11,764
31-May-91       $ 11,763                            $ 11,820
30-Jun-91       $ 11,772                            $ 11,807
31-Jul-91       $ 11,899                            $ 11,955
31-Aug-91       $ 12,168                            $ 12,230
30-Sep-91       $ 12,415                            $ 12,486
31-Oct-91       $ 12,537                            $ 12,597
30-Nov-91       $ 12,642                            $ 12,723
31-Dec-91       $ 13,036                            $ 13,152
31-Jan-92       $ 12,910                            $ 12,957
29-Feb-92       $ 12,943                            $ 13,026
31-Mar-92       $ 12,911                            $ 12,954
30-Apr-92       $ 12,994                            $ 13,032
31-May-92       $ 13,211                            $ 13,285
30-Jun-92       $ 13,383                            $ 13,480
31-Jul-92       $ 13,706                            $ 13,825
31-Aug-92       $ 13,855                            $ 13,948
30-Sep-92       $ 14,041                            $ 14,138
31-Oct-92       $ 13,870                            $ 13,921
30-Nov-92       $ 13,827                            $ 13,909
31-Dec-92       $ 14,034                            $ 14,148
31-Jan-93       $ 14,285                            $ 14,457
28-Feb-93       $ 14,582                            $ 14,757
31-Mar-93       $ 14,663                            $ 14,807
30-Apr-93       $ 14,754                            $ 14,921
31-May-93       $ 14,747                            $ 14,914
30-Jun-93       $ 15,049                            $ 15,253
31-Jul-93       $ 15,176                            $ 15,350
31-Aug-93       $ 15,497                            $ 15,703
30-Sep-93       $ 15,574                            $ 15,758
31-Oct-93       $ 15,590                            $ 15,823
30-Nov-93       $ 15,473                            $ 15,644
31-Dec-93       $ 15,545                            $ 15,713
31-Jan-94       $ 15,772                            $ 15,949
28-Feb-94       $ 15,483                            $ 15,601
31-Mar-94       $ 15,155                            $ 15,219
30-Apr-94       $ 15,018                            $ 15,092
31-May-94       $ 14,993                            $ 15,065
30-Jun-94       $ 14,978                            $ 15,030
31-Jul-94       $ 15,221                            $ 15,331
31-Aug-94       $ 15,258                            $ 15,337
30-Sep-94       $ 15,080                            $ 15,106
31-Oct-94       $ 15,055                            $ 15,089
30-Nov-94       $ 15,028                            $ 15,062
31-Dec-94       $ 15,146                            $ 15,161
31-Jan-95       $ 15,435                            $ 15,452
28-Feb-95       $ 15,804                            $ 15,811
31-Mar-95       $ 15,927                            $ 15,917
30-Apr-95       $ 16,158                            $ 16,138
31-May-95       $ 16,852                            $ 16,814
30-Jun-95       $ 16,998                            $ 16,949
31-Jul-95       $ 16,924                            $ 16,883
31-Aug-95       $ 17,120                            $ 17,099
30-Sep-95       $ 17,292                            $ 17,273
31-Oct-95       $ 17,573                            $ 17,527
30-Nov-95       $ 17,835                            $ 17,816
31-Dec-95       $ 18,107                            $ 18,078
31-Jan-96       $ 18,214                            $ 18,190
29-Feb-96       $ 17,864                            $ 17,805
31-Mar-96       $ 17,755                            $ 17,655
30-Apr-96       $ 17,665                            $ 17,533
31-May-96       $ 17,660                            $ 17,503
30-Jun-96       $ 17,840                            $ 17,738
31-Jul-96       $ 17,897                            $ 17,779
31-Aug-96       $ 17,910                            $ 17,736
30-Sep-96       $ 18,234                            $ 18,052
31-Oct-96       $ 18,621                            $ 18,472
30-Nov-96       $ 18,914                            $ 18,812
31-Dec-96       $ 18,850                            $ 18,603
31-Jan-97       $ 18,920                            $ 18,626
28-Feb-97       $ 19,009                            $ 18,665
31-Mar-97       $ 18,808                            $ 18,443
30-Apr-97       $ 19,065                            $ 18,712
31-May-97       $ 19,279                            $ 18,886
30-Jun-97       $ 19,532                            $ 19,113
31-Jul-97       $ 20,118                            $ 19,698
31-Aug-97       $ 19,921                            $ 19,477
30-Sep-97       $ 20,243                            $ 19,783
31-Oct-97       $ 20,418                            $ 20,099
30-Nov-97       $ 20,531                            $ 20,206
31-Dec-97       $ 20,755                            $ 20,418
31-Jan-98       $ 21,040                            $ 20,706
28-Feb-98       $ 21,022                            $ 20,664
31-Mar-98       $ 21,141                            $ 20,728
30-Apr-98       $ 21,244                            $ 20,832
31-May-98       $ 21,433                            $ 21,055
30-Jun-98       $ 21,639                            $ 21,270
31-Jul-98       $ 21,679                            $ 21,287
31-Aug-98       $ 21,892                            $ 21,702
30-Sep-98       $ 22,394                            $ 22,323
31-Oct-98       $ 22,184                            $ 22,164
30-Nov-98       $ 22,398                            $ 22,297
31-Dec-98       $ 22,464                            $ 22,351
31-Jan-99       $ 22,670                            $ 22,509
28-Feb-99       $ 22,206                            $ 21,974
31-Mar-99       $ 22,364                            $ 22,083
30-Apr-99       $ 22,434                            $ 22,139
31-May-99       $ 22,192                            $ 21,911
30-Jun-99       $ 22,136                            $ 21,843

Top Ten Holdings (as of June 30, 1999)
--------------------------------------
                                               % of          six months ago
                                             investments    % of investments
                                             -----------    ----------------
U.S. Treasury                                  26.5%              21.8%
Government National Mortgage Assoc              6.0%               6.3%
Federal National Mortgage Assoc.                2.4%               3.5%
UCFC Home Equity Loan                           1.8%               1.9%
Texaco Capital, Inc.                            1.4%               1.4%
GMAC Commercial Mortgage Securities, Inc.       1.3%               1.3%
Federal Home Loan Mortgage Corp.                1.2%               1.9%
Hydro-Quebec                                    1.0%               1.1%
New Century Energies, Inc.                      1.0%               1.0%
Texas New Mexico Power Co.                      1.0%               1.0%

Average Annual Total Returns*
-----------------------------

                 Sovereign Bond     Lehman Brothers Govt./      MorningStar
                     Fund              Corp. Bond Index         Peer Group+
                     ----              ----------------         -----------
YTD**               -1.46%                 -2.27%                 -.66%
1 Year               2.30                   2.69                  1.62
3 Years              7.46                   7.19                  6.69
5 Years              8.13                   7.76                  7.46
10 Years             8.27                   8.13                  7.87


Fund Composition (as of June 30, 1999)
--------------------------------------

Credit Quality                             Duration
--------------                             --------
Government Bonds   33.83%                  Less than 1 Year       10.47%
AAA                15.18%                  1-3 Years               9.74%
AA                  8.60%                  3-5 Years               7.31%
A                  13.09%                  5-10 Years             27.74%
BBB                13.89%                  Greater than 10        43.74%
BB                  7.77%
B                   6.01%
Below B              .62%
NR/NA               1.01%

* Total returns are for the period ended June 30, 1999, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

** Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1998
 High Yield Bond Fund
 Wellington Management Company, LLP                     Crawford/Smith/McEvoy

 For the second quarter, the Fund had a return of (-0.72%) compared to a 0.3% return of the Lehman High Yield Bond Index. Since inception, the return on the Fund has been (-0.09%) compared to the 0.28% return of the Lehman HY Index.
 In the second quarter of 1999, the return of the high yield market outstripped those of the investment-grade market, as represented by the Lehman Brothers Aggregate Index. This time, however, the outperformance was due not to a rally in high yield, but because of a lack of downward movement along with Treasuries. High yield spreads tightened, but Treasury yields rose each of the last three months.
 The Fund's average quality rating remained at B2 compared to B1 for the Lehman HY Index. For the third consecutive quarter, the higher quality "BB" sector underperformed the "B" sector because of the tightening of the whole high yield market and a higher correlation to increasing US Treasury rates. Emerging market bonds continued to bounce back in the second quarter as default and devaluation fears eased and worldwide economies showed signs of improvement. At June 30th, the Fund's emerging market exposure was just over 5% of total assets, consisting solely of Mexican and Argentine Corporate bonds.
 We continue to favor companies which derive most of their revenues from within the United States and sell a consumable product versus a capital good. Also, given the longevity of the current U.S. economic cycle, we continue to favor companies with an underlying secular growth trend as opposed to mature, cyclical companies. Based on these beliefs, telecommunications continues to be our largest industry exposure in the Fund.

                             [CHART APPEARS HERE]

                             Historical Fund Return

$10,000
Investment made 5/1/98
(Fund Inception Date)

  Date          High-Yield Bond Fund       Lehman Brothers High-Yield Bond Index
  ----          --------------------       -------------------------------------

  Apr-98               $10,000                             $10,000
 5/31/98               $ 9,987                             $10,035
 6/30/98               $10,028                             $10,071
 7/31/98               $10,075                             $10,128
 8/31/98               $ 9,309                             $ 9,569
 9/30/98               $ 9,280                             $ 9,613
10/31/98               $ 9,120                             $ 9,415
11/30/98               $ 9,802                             $ 9,806
12/31/98               $ 9,702                             $ 9,817
 1/31/99               $ 9,819                             $ 9,963
 2/28/99               $ 9,884                             $ 9,904
 3/31/99               $10,062                             $ 9,999
 4/30/99               $10,214                             $10,192
 5/31/99               $ 9,992                             $10,054
 6/30/99               $ 9,989                             $10,033


Top Ten Holdings (as of June 30, 1999)
--------------------------------------------------------------------------------
                                          % of            six months ago
                                      investments       % of investments

Nextel Communications                     2.3%                 2.3%
Lin Holdings Corp.                        1.9%                 2.0%
Intermedia Communications, Inc.           1.8%                 2.2%
Lyondell Chemical Co.                     1.8%                 0.7%
Echostar DBS Corp.                        1.8%                 1.0%
P & L Coal Holdings Corp.                 1.8%                 2.1%
PSINet, Inc.                              1.7%                 2.1%
Allbritton Communications Co.             1.6%                 1.9%
Concentric Network Corp.                  1.5%                 1.9%
GCI, Inc.                                 1.5%                 1.7%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                                 High-Yield   L/B Hig-Yield   MorningStar
                                  Bond Fund    Bond Index     Peer Group+

YTD**                               2.96%         2.20%           4.88%
1 Year                             -0.38%         -.38           -1.06
Since Inception (5/1/98)           -0.09%          .28             N/A


Fund Composition (as of June 30, 1999)
--------------------------------------------------------------------------------
Credit Quality                       Duration
                                     --------
Government Bonds        0%           (LESS THAN) 1 Year          1.20%
AAA                   1.1%           1-3 Years                   1.40%
AA                      0%           3-5 Years                   9.80%
A                       0%           5-10 Years                 81.20%
BBB                     0%           (GREATER THAN) 10 Years      6.6%
BB                   13.6%
B                    72.5%
Below B               8.6%
NR/NA                 4.2%


* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.


**   Year-to-date total returns are not annualized.

                                                    Inception: March 29, 1986
 Managed Fund Independence Investment Associates, Inc.    John Forelli & Jeff
 Saef
 The overall Fund returned 4.85% in the second quarter of 1999, beating the 3.86% return of the benchmark (60% S&P 500, 40% Lehman Bros. Aggregate) by about 1%. Most of the outperformance was attributable to strong equity returns relative to the S&P 500 benchmark. Asset allocation remained at an approximate 60% Equity/40% Fixed Income mix throughout the quarter.
 The equity portion of the Fund returned 8.65% during the quarter, outpacing the 7.05% return of the S&P 500 by 1.6%. Capital goods companies led your performance with Honeywell (being bought by Allied Signal) and Tyco International performing very well. Technology stocks also performed well with Computer Associates, Texas Instruments and Teradyne leading the charge. In all, our value models performed very well while growth models did not. Our balanced approach to equity investing paid off this quarter as cheap stocks with improving fundamentals outperformed the market. Fixed Income returned - 0.83% for the quarter, ahead of the -0.88% return of the Lehman Bros. Aggregate Index.
 At the end of the quarter, the Federal Reserve raised rates by 25 basis points and adopted a "neutral bias". The stock market took this as a positive, confident that Fed Chairman Alan Greenspan will continue to control monetary policy and guide the economy to continued growth. We continue to expect a strong US economy with 1999 GDP growth of about 3.5% and moderate inflation below 2%. Corporate earnings growth should accelerate in the second half of 1999 with corporate profits likely to be up in excess of 10% for the year. The combination of strong economic growth, benign inflation, accelerating corporate profit growth and a potential bond market rally provides a solid foundation for continues strong performance in the US equity markets despite lofty current valuations.

                 [LOGO OF HISTORICAL FUND RETURN APPEARS HERE]

   Date              Managed Fund                  Managed Composite Index
   ----              ------------                  -----------------------
30-Jun-89               $ 10,000                          $ 10,000
31-Jul-89               $ 10,315                          $ 10,553
31-Aug-89               $ 10,332                          $ 10,573
30-Sep-89               $ 10,366                          $ 10,576
31-Oct-89               $ 10,484                          $ 10,586
30-Nov-89               $ 10,578                          $ 10,744
31-Dec-89               $ 10,670                          $ 10,879
31-Jan-90               $ 10,274                          $ 10,439
28-Feb-90               $ 10,317                          $ 10,518
31-Mar-90               $ 10,435                          $ 10,657
30-Apr-90               $ 10,242                          $ 10,476
31-May-90               $ 10,762                          $ 11,139
30-Jun-90               $ 10,914                          $ 11,190
31-Jul-90               $ 11,023                          $ 11,242
31-Aug-90               $ 10,507                          $ 10,653
30-Sep-90               $ 10,287                          $ 10,435
31-Oct-90               $ 10,335                          $ 10,485
30-Nov-90               $ 10,795                          $ 10,937
31-Dec-90               $ 11,113                          $ 11,169
31-Jan-91               $ 11,427                          $ 11,479
28-Feb-91               $ 11,872                          $ 11,939
31-Mar-91               $ 12,042                          $ 12,122
30-Apr-91               $ 12,100                          $ 12,209
31-May-91               $ 12,408                          $ 12,499
30-Jun-91               $ 12,086                          $ 12,206
31-Jul-91               $ 12,373                          $ 12,569
31-Aug-91               $ 12,668                          $ 12,861
30-Sep-91               $ 12,705                          $ 12,890
31-Oct-91               $ 12,864                          $ 13,034
30-Nov-91               $ 12,690                          $ 12,836
31-Dec-91               $ 13,555                          $ 13,785
31-Jan-92               $ 13,345                          $ 13,555
29-Feb-92               $ 13,439                          $ 13,678
31-Mar-92               $ 13,266                          $ 13,506
30-Apr-92               $ 13,547                          $ 13,743
31-May-92               $ 13,740                          $ 13,914
30-Jun-92               $ 13,781                          $ 13,915
31-Jul-92               $ 14,164                          $ 14,374
31-Aug-92               $ 14,057                          $ 14,292
30-Sep-92               $ 14,233                          $ 14,472
31-Oct-92               $ 14,100                          $ 14,387
30-Nov-92               $ 14,381                          $ 14,623
31-Dec-92               $ 14,601                          $ 14,845
31-Jan-93               $ 14,788                          $ 15,061
28-Feb-93               $ 15,013                          $ 15,319
31-Mar-93               $ 15,283                          $ 15,510
30-Apr-93               $ 15,055                          $ 15,379
31-May-93               $ 15,281                          $ 15,583
30-Jun-93               $ 15,510                          $ 15,786
31-Jul-93               $ 15,492                          $ 15,799
31-Aug-93               $ 16,017                          $ 16,282
30-Sep-93               $ 16,079                          $ 16,250
31-Oct-93               $ 16,264                          $ 16,448
30-Nov-93               $ 16,110                          $ 16,278
31-Dec-93               $ 16,295                          $ 16,414
31-Jan-94               $ 16,675                          $ 16,812
28-Feb-94               $ 16,234                          $ 16,402
31-Mar-94               $ 15,757                          $ 15,844
30-Apr-94               $ 15,839                          $ 15,881
31-May-94               $ 15,841                          $ 15,996
30-Jun-94               $ 15,684                          $ 15,780
31-Jul-94               $ 16,037                          $ 16,199
31-Aug-94               $ 16,286                          $ 16,532
30-Sep-94               $ 15,942                          $ 16,208
31-Oct-94               $ 16,012                          $ 16,385
30-Nov-94               $ 15,765                          $ 16,070
31-Dec-94               $ 15,931                          $ 16,240
31-Jan-95               $ 16,230                          $ 16,607
28-Feb-95               $ 16,717                          $ 17,122
31-Mar-95               $ 16,935                          $ 17,432
30-Apr-95               $ 17,311                          $ 17,807
31-May-95               $ 17,975                          $ 18,532
30-Jun-95               $ 18,238                          $ 18,824
31-Jul-95               $ 18,528                          $ 19,101
31-Aug-95               $ 18,750                          $ 19,249
30-Sep-95               $ 19,306                          $ 19,750
31-Oct-95               $ 19,344                          $ 19,861
30-Nov-95               $ 19,965                          $ 20,461
31-Dec-95               $ 20,248                          $ 20,801
31-Jan-96               $ 20,560                          $ 21,223
29-Feb-96               $ 20,474                          $ 21,100
31-Mar-96               $ 20,497                          $ 21,113
30-Apr-96               $ 20,538                          $ 21,195
31-May-96               $ 20,785                          $ 21,451
30-Jun-96               $ 20,983                          $ 21,638
31-Jul-96               $ 20,523                          $ 21,182
31-Aug-96               $ 20,699                          $ 21,381
30-Sep-96               $ 21,348                          $ 22,172
31-Oct-96               $ 21,869                          $ 22,734
30-Nov-96               $ 22,708                          $ 23,806
31-Dec-96               $ 22,417                          $ 23,441
31-Jan-97               $ 22,949                          $ 24,182
28-Feb-97               $ 23,028                          $ 24,306
31-Mar-97               $ 22,491                          $ 23,656
30-Apr-97               $ 23,100                          $ 24,534
31-May-97               $ 23,769                          $ 25,402
30-Jun-97               $ 24,413                          $ 26,121
31-Jul-97               $ 25,793                          $ 27,557
31-Aug-97               $ 25,063                          $ 26,637
30-Sep-97               $ 25,905                          $ 27,575
31-Oct-97               $ 25,647                          $ 27,335
30-Nov-97               $ 26,261                          $ 28,041
31-Dec-97               $ 26,613                          $ 28,429
31-Jan-98               $ 26,908                          $ 28,787
28-Feb-98               $ 28,130                          $ 29,797
31-Mar-98               $ 29,170                          $ 30,606
30-Apr-98               $ 29,368                          $ 30,836
31-May-98               $ 29,272                          $ 30,736
30-Jun-98               $ 30,095                          $ 31,517
31-Jul-98               $ 29,784                          $ 31,342
31-Aug-98               $ 26,995                          $ 28,828
30-Sep-98               $ 27,923                          $ 30,206
31-Oct-98               $ 29,408                          $ 31,616
30-Nov-98               $ 30,636                          $ 32,837
31-Dec-98               $ 32,047                          $ 34,012
31-Jan-99               $ 32,533                          $ 34,962
28-Feb-99               $ 31,647                          $ 34,065
31-Mar-99               $ 32,322                          $ 34,958
30-Apr-99               $ 33,252                          $ 35,815
31-May-99               $ 32,727                          $ 35,182
30-Jun-99               $ 33,889                          $ 36,308


Top Ten Holdings (as of June 30, 1999)
--------------------------------------
                                             % of           six months ago
                                          investments      % of investments
                                          -----------      ----------------
Federal National Mortgage Association         9.2%              6.4%
U.S. Treasury                                 5.3%             12.9%
Government National Mortgage Assoc            3.9%              2.3%
Microsoft Corp.                               2.7%              2.4%
General Electric Co.                          2.3%              2.2%
Citigroup, Inc.                               2.0%              1.6%
Time Warner, Inc.                             1.6%              N/A
International Business Machines Corp.         1.6%              1.2%
MCI WorldCom, Inc.                            1.5%              1.7%
Intel Corp.                                   1.5%              1.3%


Average Annual Total Returns*
-----------------------------

                       Managed     Managed Composite    MorningStar
                        Fund        Index (degree)      Peer Group+
                        ----        --------------      -----------
YTD**                   5.75%           6.75%               8.91%
1 Year                 12.61           15.20               15.86
3 Years                17.33           18.83               21.18
5 Years                16.66           18.13               20.59
10 Years               12.98           13.76               15.03


Top Ten Sectors (as of June 30, 1999)
-------------------------------------
                    % of                            % of
                 investments                     investments
                 -----------                     -----------
Governmental        24.4%       Capital Equipment   7.7%
Financial           19.8%       Health Care         7.0%
Technology          12.2%       Retail              3.8%
Utility              8.3%       Consumer Staple     3.6%
Consumer Cyclical    7.8%       Energy              3.2%


* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

(degree)Managed Composite Index: 60% S&P 500 and 40% Lehman Brothers Govt./Corp. Bond Index.

+Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

**Year-to-date total returns are not annualized.

                                                    Inception: March 29, 1986
 Growth & Income Fund
 Independence Investment Associates, Inc.                     Paul F. McManus
 During the second quarter of 1999, the stock market advanced further, bringing the year-to-date returns of the S&P 500 to over 12.38%. The market advance broadened as smaller, medium capitalization and "value" oriented issues were strong. Such a broad market advance benefited the Fund as it posted a return of 8.1% vs. 7.1% for the S&P500 in the second quarter. Areas that helped performance in the quarter were specialty retailing (Home Depot and Lowes), Aerospace (Goodrich, Honeywell) and Household Products (Avon Products, Colgate). Areas that did not do well were transportation (U.S. Airways, UAL, Corp.), waste management companies (Waste Management) and software services (JD Edwards). During the quarter we continued to execute our long term discipline of selecting individual stocks that had attractive value and improving fundamental trends based upon our valuation model process.
 The economy continues to grow at a healthy rate--in the 2.5-3.0% range and we expect this to continue for the balance of 1999.
 Inflation remains low in spite of some pressures with wage inflation and energy prices. These appear to be offset by productivity improvements do to technology. The Federal Reserve raised interest rates 0.25% in the quarter as a preemptive strike on any possible inflation uptick. Also, economies that were in crisis such as Asia/Japan are slowly recovering and should resume growth in the year 2000.
 As we look out to the balance of 1999, we expect the stock market to be in good shape with the proviso that interest rates do not move substantially higher and that corporate earnings grow at a healthy rate. Based upon current data, this appears to be the likely path.
 The most attractive areas of the market appear to be Financials as the consolidation theme still is valid, media-particularly those companies such as CBS, Viacom and Time Warner who posses content and Technology/Telecomm which is evolving at a very rapid pace with data communications.
 Within this environment, we believe the Fund is well structured and appropriate risk management is in place.

                             [CHART APPEARS HERE]

         Date              Growth & Income Fund    S&P 500 Index
         ----              --------------------    -------------
        6/30/89                  $ 10,000            $ 10,000
        7/31/89                  $ 10,592            $ 10,898
        8/31/89                  $ 10,826            $ 11,108
        9/30/89                  $ 10,926            $ 11,065
       10/31/89                  $ 10,840            $ 10,807
       11/30/89                  $ 10,874            $ 11,032
       12/31/89                  $ 11,082            $ 11,292
        1/31/90                  $ 10,434            $ 10,535
        2/28/90                  $ 10,608            $ 10,671
        3/31/90                  $ 10,917            $ 10,951
        4/30/90                  $ 10,749            $ 10,681
        5/31/90                  $ 11,508            $ 11,722
        6/30/90                  $ 11,679            $ 11,640
        7/31/90                  $ 11,759            $ 11,603
        8/31/90                  $ 11,106            $ 10,555
        9/30/90                  $ 10,598            $ 10,036
       10/31/90                  $ 10,554             $ 9,999
       11/30/90                  $ 11,238            $ 10,642
       12/31/90                  $ 11,548            $ 10,934
        1/31/91                  $ 12,067            $ 11,417
        2/28/91                  $ 12,871            $ 12,235
        3/31/91                  $ 13,172            $ 12,526
        4/30/91                  $ 13,166            $ 12,561
        5/31/91                  $ 13,678            $ 13,099
        6/30/91                  $ 13,011            $ 12,500
        7/31/91                  $ 13,460            $ 13,085
        8/31/91                  $ 13,748            $ 13,393
        9/30/91                  $ 13,581            $ 13,173
       10/31/91                  $ 13,781            $ 13,349
       11/30/91                  $ 13,302            $ 12,810
       12/31/91                  $ 14,546            $ 14,274
        1/31/92                  $ 14,292            $ 14,009
        2/29/92                  $ 14,461            $ 14,188
        3/31/92                  $ 14,218            $ 13,910
        4/30/92                  $ 14,669            $ 14,315
        5/31/92                  $ 14,813            $ 14,392
        6/30/92                  $ 14,704            $ 14,183
        7/31/92                  $ 14,706            $ 14,755
        8/31/92                  $ 14,910            $ 14,457
        9/30/92                  $ 15,077            $ 14,623
       10/31/92                  $ 15,051            $ 14,676
       11/30/92                  $ 15,637            $ 15,171
       12/31/92                  $ 15,841            $ 15,369
        1/31/93                  $ 16,004            $ 15,481
        2/28/93                  $ 16,228            $ 15,690
        3/31/93                  $ 16,731            $ 16,028
        4/30/93                  $ 16,284            $ 15,635
        5/31/93                  $ 16,707            $ 16,057
        6/30/93                  $ 16,872            $ 16,110
        7/31/93                  $ 16,779            $ 16,035
        8/31/93                  $ 17,456            $ 16,645
        9/30/93                  $ 17,486            $ 16,522
       10/31/93                  $ 17,785            $ 16,858
       11/30/93                  $ 17,626            $ 16,699
       12/31/93                  $ 17,952            $ 16,905
        1/31/94                  $ 18,486            $ 17,471
        2/28/94                  $ 17,948            $ 16,999
        3/31/94                  $ 17,252            $ 16,260
        4/30/94                  $ 17,552            $ 16,471
        5/31/94                  $ 17,619            $ 16,740
        6/30/94                  $ 17,300            $ 16,326
        7/31/94                  $ 17,767            $ 16,867
        8/31/94                  $ 18,428            $ 17,553
        9/30/94                  $ 17,884            $ 17,130
       10/31/94                  $ 18,169            $ 17,522
       11/30/94                  $ 17,566            $ 16,879
       12/31/94                  $ 17,853            $ 17,126
        1/31/95                  $ 18,220            $ 17,571
        2/28/95                  $ 18,939            $ 18,253
        3/31/95                  $ 19,359            $ 18,793
        4/30/95                  $ 19,923            $ 19,340
        5/31/95                  $ 20,586            $ 20,104
        6/30/95                  $ 21,055            $ 20,576
        7/31/95                  $ 21,727            $ 21,261
        8/31/95                  $ 21,869            $ 21,319
        9/30/95                  $ 22,816            $ 22,212
       10/31/95                  $ 22,667            $ 22,134
       11/30/95                  $ 23,623            $ 23,108
       12/31/95                  $ 23,961            $ 23,536
        1/31/96                  $ 24,599            $ 24,345
        2/29/96                  $ 24,917            $ 24,579
        3/31/96                  $ 25,235            $ 24,815
        4/30/96                  $ 25,519            $ 25,180
        5/31/96                  $ 26,110            $ 25,829
        6/30/96                  $ 26,253            $ 25,935
        7/31/96                  $ 25,013            $ 24,781
        8/31/96                  $ 25,609            $ 25,306
        9/30/96                  $ 26,798            $ 26,729
       10/31/96                  $ 27,453            $ 27,461
       11/30/96                  $ 29,280            $ 29,545
       12/31/96                  $ 28,776            $ 28,966
        1/31/97                  $ 30,257            $ 30,765
        2/28/97                  $ 30,423            $ 31,014
        3/31/97                  $ 29,238            $ 29,724
        4/30/97                  $ 30,655            $ 31,499
        5/31/97                  $ 32,318            $ 33,433
        6/30/97                  $ 33,592            $ 34,924
        7/31/97                  $ 36,594            $ 37,697
        8/31/97                  $ 34,740            $ 35,601
        9/30/97                  $ 36,761            $ 37,551
       10/31/97                  $ 35,378            $ 36,296
       11/30/97                  $ 36,709            $ 37,977
       12/31/97                  $ 37,348            $ 38,630
        1/31/98                  $ 37,752            $ 39,059
        2/28/98                  $ 40,833            $ 41,876
        3/31/98                  $ 43,117            $ 44,020
        4/30/98                  $ 43,236            $ 44,463
        5/31/98                  $ 42,764            $ 43,699
        6/30/98                  $ 44,579            $ 45,474
        7/31/98                  $ 44,059            $ 44,990
        8/31/98                  $ 37,295            $ 38,485
        9/30/98                  $ 39,208            $ 40,950
       10/31/98                  $ 42,703            $ 44,281
       11/30/98                  $ 45,260            $ 46,965
       12/31/98                  $ 48,645            $ 49,671
        1/31/99                  $ 50,277            $ 51,749
        2/28/99                  $ 48,716            $ 50,140
        3/31/99                  $ 50,158            $ 52,146
        4/30/99                  $ 52,271            $ 54,166
        5/31/99                  $ 50,747            $ 52,887
        6/30/99                  $ 54,246            $ 55,822

Top Ten Holdings (as of June 30, 1999)
--------------------------------------
                                                % of            six months ago
                                              investments     % of investments
                                              -----------     ----------------
Microsoft Corp.                                  4.7%              4.0%
General Electric Co.                             3.8%              3.8%
Citigroup, Inc.                                  3.2%              2.9%
United Technologies Corp.                        2.8%              2.4%
Lucent Technologies, Inc.                        2.6%              2.3%
Intel Corp.                                      2.5%              1.9%
MCI WorldCom, Inc.                               2.2%              2.7%
Tyco International Ltd.                          2.1%              1.9%
International Business Machines Corp.            2.0%              1.5%
CBS Corp.                                        1.7%              N/A

Average Annual Total Returns*
-----------------------------

                   Growth & Income   S&P 500     MorningStar
                        Fund          Index      Peer Group+
                        ----          -----      -----------
YTD**                  11.52%         12.38%       11.82%
1 Year                 21.69          22.76        19.57
3 Years                27.37          29.11        26.11
5 Years                25.68          27.87        25.09
10 Years               18.42          18.76        17.22

Top Ten Sectors (as of June 30, 1999)
-------------------------------------

                       % of                       % of
                   investments                 investments
                   -----------                 -----------
Technology           20.1%      Health Care      10.2%
Financial            15.3%      Retail            6.5%
Capital Equipment    12.0%      Consumer Staple   5.2%
Utility              11.8%      Energy            3.8%
Consumer Cyclical    10.9%      Transportation    1.8%


* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

** Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1996
 Equity Index Fund
 State Street Global Advisors                                 Management Team

 The Equity Index Fund continued its recent streak of gains in the second quarter of 1999, gaining 7.04%. By comparison, the S&P 500 Index gained 7.05%. The Fund has managed a double digit gain already this year, rising 12.42%. The S&P 500 Index has gained 12.38% in the same time period. The Fund has risen over 76% in the last 26 months.
 Smaller stocks outperformed the large capitalization names in the second quarter, ending a long run of outperformance by the large caps. The Russell 2000 Index (a small cap index) gained 15.55% during the second quarter, while the S&P MidCap Index gained 14.16%. For all of 1999, the S&P 500 is still the leader, posting a gain of 12.38%, compared to the Russell 2000 gain of 9.28% and the MidCap gain of 6.87%.
 Assets in the Equity Index Fund grew by over 18% in the second quarter. The Fund was valued at nearly $340 million at the end of June.
 The top ten names in the S&P 500 at the end of March were, in order:
Microsoft, General Electric, IBM, Walmart, Cisco, Lucent, Intel, Exxon, AT&T, and Merck. IBM was a big mover, going from number ten to number three. These 10 names represented 21.60% of the S&P 500 as of June 30. The top twenty-five names accounted for nearly 39% of the S&P 500 at the end of June.
 The Equity Index Fund attempts to track the performance of The S&P 500 Index by fully replicating the Index. The Fund attempts to match the Index holdings and weights for each name in order to provide returns close to the Index return.

                 [LOGO OF HISTORICAL FUND RETURN APPEARS HERE]


         Date                Equity Index Fund          S&P 500 Index
         ----                -----------------          -------------
         Apr-96                  $ 10,000                $ 10,000
      31-May-96                  $ 10,210                $ 10,258
      28-Jun-96                  $ 10,231                $ 10,300
      31-Jul-96                  $  9,825                $  9,842
      30-Aug-96                  $  9,971                $ 10,050
      30-Sep-96                  $ 10,509                $ 10,615
      31-Oct-96                  $ 10,787                $ 10,906
      29-Nov-96                  $ 11,561                $ 11,734
      31-Dec-96                  $ 11,423                $ 11,504
      31-Jan-97                  $ 12,133                $ 12,218
      28-Feb-97                  $ 12,221                $ 12,317
      31-Mar-97                  $ 11,736                $ 11,805
      30-Apr-97                  $ 12,409                $ 12,510
      30-May-97                  $ 13,119                $ 13,278
      30-Jun-97                  $ 13,727                $ 13,870
      31-Jul-97                  $ 14,821                $ 14,971
      29-Aug-97                  $ 13,993                $ 14,139
      30-Sep-97                  $ 14,756                $ 14,913
      31-Oct-97                  $ 14,267                $ 14,415
      28-Nov-97                  $ 14,887                $ 15,082
      31-Dec-97                  $ 15,169                $ 15,342
       1-Jan-98                  $ 15,336                $ 15,512
      27-Feb-98                  $ 16,441                $ 16,631
      31-Mar-98                  $ 17,280                $ 17,482
      30-Apr-98                  $ 17,455                $ 17,658
      29-May-98                  $ 17,151                $ 17,355
      30-Jun-98                  $ 17,850                $ 18,060
      31-Jul-98                  $ 17,664                $ 17,867
      31-Aug-98                  $ 15,096                $ 15,284
      30-Sep-98                  $ 16,067                $ 16,263
      30-Oct-98                  $ 17,369                $ 17,586
      30-Nov-98                  $ 18,419                $ 18,652
      31-Dec-98                  $ 19,484                $ 19,727
      29-Jan-99                  $ 20,296                $ 20,552
      26-Feb-99                  $ 19,669                $ 19,913
      31-Mar-99                  $ 20,464                $ 20,710
      30-Apr-99                  $ 21,252                $ 21,512
      28-May-99                  $ 20,743                $ 21,004
      30-Jun-99                  $ 21,904                $ 22,170

Top Ten Holdings (as of June 30, 1999)
--------------------------------------
                                           % of             six months ago
                                        investments       % of investments
                                        -----------       ----------------
Microsoft Corp.                              4.0%                3.4%
General Electric Co.                         3.2%                3.3%
Aim Stic Prime Fund                          2.5%                1.2%
International Business Machines Corp.        2.0%                1.7%
Wal-Mart Stores, Inc.                        1.9%                1.8%
Cisco Systems, Inc.                          1.8%                1.4%
Lucent Technologies                          1.8%                1.4%
Intel Corp.                                  1.7%                1.9%
Exxon Corp.                                  1.6%                1.7%
AT&T Corp.                                   1.5%                1.3%


Average Annual Total Returns*
-----------------------------

                     Equity Index       S&P 500        MorningStar
                       Fund(1)         Index(dot)      Peer Group+
                       -------         ----------      -----------
YTD**                  12.42%            12.38%          11.82%
1 Year                 22.72             22.76           19.57
3 Years                28.88             29.11           26.11
Since Inception        28.12             28.58           N/A


Top Ten Sectors (as of June 30, 1999)
-------------------------------------
                        % of                               % of
                     investments                       investments
                     -----------                       -----------
Technology              21.4%      Retail                  6.8%
Financial               18.2%      Consumer Cyclical       6.7%
Health Care             10.5%      Consumer Staple         6.5%
Utility                 10.3%      Energy                  5.8%
Capital Equipment        8.7%      Basic Material          3.2%


(1) Returns reflect waiver of advisory fee, reimbursement of all non-advisory fund expenses, and extra-ordinary capital contributions of $84,000 in 1996 and $94,000 in 1997.

* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

(dot) "Standard & Poor's 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by John Hancock Mutual Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

** Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1996
 Large-Cap Value Fund T. Rowe Price Associates, Inc.          Brian C. Rogers

 For the six months ended June 30, the Fund posted a strong 12.08% return, in line with the unmanaged S&P 500 Stock Index. The last three months were particularly beneficial as value stocks, which make up the majority of fund holdings, rebounded nicely.
 Companies with exposure to the cyclical nature of the economy or to commodities suddenly sprang to life during the past six months. Stocks that recently did well, such as Tyco International and AT&T, had been successful for us over the last several years, and we sold either all or part of these positions when their prices rose to less appealing levels. Among these new investments are Lockheed Martin, Campbell, Hershey Foods, Honeywell, Fort James, and Merck, all of which are successful enterprises that have hit what we believe to be temporary stumbling blocks. Their share prices have plummeted to attractive levels in our view, and their managements are working vigorously to improve earnings performance.
 So far this year, we are pleasantly surprised by the durability of the stock markets' strength and resilience, particularly in the face of rising interest rates. We believe it will be difficult, but not impossible, for stocks to post such robust returns in the second half of 1999. Given historically high stock valuations and unrealistic investor expectations, we would not be surprised to see a bit of turbulence ahead. Nevertheless, whatever happens over the short term, our investment approach will remain constant. We will continue to emphasize investments in sound companies that may be out of favor in the short run but offer an attractive combination of good upside potential and relatively limited downside risk.

                 [LOGO OF HISTORICAL FUND RETURN APPEARS HERE]


          Date              Russel 1000 Value Index     Large-Cap Value Fund
          ----              -----------------------     --------------------
         Apr-96                    $ 10,000                   $ 10,000
        5/31/96                    $ 10,125                   $ 10,190
        6/28/96                    $ 10,133                   $ 10,255
        7/31/96                     $ 9,750                    $ 9,977
        8/30/96                    $ 10,029                   $ 10,186
        9/30/96                    $ 10,428                   $ 10,618
       10/31/96                    $ 10,831                   $ 10,860
       11/29/96                    $ 11,616                   $ 11,451
       12/31/96                    $ 11,468                   $ 11,390
        1/31/97                    $ 12,024                   $ 11,699
        2/28/97                    $ 12,201                   $ 11,979
        3/31/97                    $ 11,762                   $ 11,724
        4/30/97                    $ 12,256                   $ 12,016
        5/30/97                    $ 12,941                   $ 12,582
        6/30/97                    $ 13,496                   $ 13,059
        7/31/97                    $ 14,511                   $ 13,805
        8/29/97                    $ 13,994                   $ 13,447
        9/30/97                    $ 14,840                   $ 14,081
       10/31/97                    $ 14,425                   $ 13,703
       11/28/97                    $ 15,063                   $ 14,220
       12/31/97                    $ 15,503                   $ 14,643
         1/1/98                    $ 15,283                   $ 14,538
        2/27/98                    $ 16,312                   $ 15,249
        3/31/98                    $ 17,310                   $ 15,954
        4/30/98                    $ 17,426                   $ 15,869
        5/29/98                    $ 17,167                   $ 15,598
        6/30/98                    $ 17,387                   $ 15,561
        7/31/98                    $ 17,081                   $ 15,106
        8/31/98                    $ 14,539                   $ 13,634
        9/30/98                    $ 15,373                   $ 14,373
       10/30/98                    $ 16,564                   $ 15,261
       11/30/98                    $ 17,336                   $ 15,884
       12/31/98                    $ 17,926                   $ 15,999
        1/29/99                    $ 18,069                   $ 15,599
        2/26/99                    $ 17,814                   $ 15,470
        3/31/99                    $ 18,183                   $ 15,889
        4/30/99                    $ 19,881                   $ 17,600
        5/28/99                    $ 19,662                   $ 17,469
        6/30/99                    $ 20,233                   $ 17,932

Top Ten Holdings (as of June 30, 1999)
--------------------------------------
                                      % of           six months ago
                                   investments      % of investments
                                   -----------      ----------------
SBC Communications, Inc.                2.4%            2.4%
Alltel Corp.                            2.0%            1.9%
Mellon Bank Corp                        1.9%            1.9%
BP Amoco plc - ADR                      1.7%            1.4%
GTE Corp.                               1.7%            1.7%
Exxon Corp.                             1.6%            1.7%
American Home Products Corp.            1.6%            1.8%
International Paper Co.                 1.6%            0.5%
Atlantic Richfield Co. (ARCO)           1.5%            1.2%
General Mills, Inc.                     1.5%            1.5%


Average Annual Total Returns*
-----------------------------

                           Large-Cap     Russell 1000   MorningStar
                           Value Fund    Value Index    Peer Group+
                           ----------    -----------    -----------
YTD**                        12.08%        12.87%         12.24%
1 Year                       15.24         16.37          13.75
3 Years                      20.47         25.92          21.03
Since Inception              20.27         24.93          N/A


Top Ten Sectors (as of June 30, 1999)
-------------------------------------
                   % of                           % of
                investments                    investments
                -----------                    -----------
Financial          17.7%      Capital Equipment  10.2%
Utility            13.8%      Consumer Cyclical   9.1%
Energy             13.6%      Health Care         4.5%
Consumer Staple    11.3%      Transportation      3.4%
Basic Material     11.0%      Technology          2.5%

* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

** Year-to-date total returns are not annualized.

                                                    Inception: March 29, 1986
 Large-Cap Growth Fund
 Independence Investment Associates, Inc.                         Mark Lapman
 The Large-Cap Growth Fund returned 5.89% in the second quarter, more than 2% above the Russell 1000 Growth Index return of 3.85%. Competitive results are very favorable as your fund comfortably exceeded the median manager for the second quarter of 1999. The year-to-date return is a very strong 10.87%. The market showed signs of broadening in the second quarter as value outperformed growth as a style and small-cap outperformed large-cap. The small group of large-cap growth companies is no longer leading the market and valuation as a discipline has returned to favor. Our "value-oriented" models worked well this quarter as low P/E stocks outperformed high P/E stocks. Our balanced approach to growth investing worked well this quarter as cheaper growth stocks outperformed by a nice margin. In particular, Tyco International and Honeywell led strong performance in the capital goods sector while Tellabs, Computer Associates, Lucent and Nortel led strong performance in the technology and communications sectors. We will continue to look for strong growth companies with reasonable valuations as we position the fund for the second half of 1999.
 At the end of the quarter, the Federal Reserve raised rates by 25 basis points. The stock market took this interest rate increase and its accompanied "neutral basis" as a positive, confident that the Fed Chairman Alan Greenspan will continue to control monetary policy and guide the economy to continued growth. We expect strong economic growth (about 3.5% GDP growth) in 1999 with the inflation rate holding under 2%. With corporate earnings growth accelerating (we may see a 10%+ increase in corporate profits in 1999) and a steady economic outlook, we should continue to expect consistent returns from the US equity market.

                             [CHART APPEARS HERE]


   Date            Large-Cap Growth Fund          Large-Cap Growth Benchmark
   ----            ---------------------          --------------------------
 6/30/89                 $ 10,000                            $ 10,000
 7/31/89                 $ 10,603                            $ 10,898
 8/31/89                 $ 10,783                            $ 11,108
 9/29/89                 $ 10,873                            $ 11,065
10/31/89                 $ 10,904                            $ 10,807
11/30/89                 $ 11,086                            $ 11,032
12/29/89                 $ 11,244                            $ 11,292
 1/31/90                 $ 10,568                            $ 10,535
 2/28/90                 $ 10,728                            $ 10,671
 3/30/90                 $ 11,002                            $ 10,951
 4/30/90                 $ 10,868                            $ 10,681
 5/31/90                 $ 11,635                            $ 11,722
 6/29/90                 $ 11,839                            $ 11,640
 7/31/90                 $ 11,900                            $ 11,603
 8/31/90                 $ 11,285                            $ 10,555
 9/28/90                 $ 10,847                            $ 10,036
10/31/90                 $ 10,859                            $  9,999
11/30/90                 $ 11,613                            $ 10,642
12/31/90                 $ 12,022                            $ 10,934
 1/31/91                 $ 12,587                            $ 11,417
 2/28/91                 $ 13,452                            $ 12,235
 3/28/91                 $ 13,866                            $ 12,526
 4/30/91                 $ 13,901                            $ 12,561
 5/31/91                 $ 14,503                            $ 13,099
 6/28/91                 $ 13,801                            $ 12,500
 7/31/91                 $ 14,247                            $ 13,085
 8/30/91                 $ 14,535                            $ 13,393
 9/30/91                 $ 14,293                            $ 13,173
10/31/91                 $ 14,360                            $ 13,349
11/27/91                 $ 13,858                            $ 12,810
12/31/91                 $ 15,082                            $ 14,274
 1/31/92                 $ 14,852                            $ 14,009
 2/28/92                 $ 15,019                            $ 14,188
 3/31/92                 $ 14,751                            $ 13,910
 4/30/92                 $ 15,217                            $ 14,315
 5/29/92                 $ 15,392                            $ 14,392
 6/30/92                 $ 15,269                            $ 14,183
 7/31/92                 $ 15,815                            $ 14,755
 8/31/92                 $ 15,520                            $ 14,457
 9/30/92                 $ 15,673                            $ 14,623
10/30/92                 $ 15,692                            $ 14,676
11/30/92                 $ 16,274                            $ 15,171
12/31/92                 $ 16,581                            $ 15,369
 1/29/93                 $ 16,737                            $ 15,481
 2/26/93                 $ 17,042                            $ 15,690
 3/31/93                 $ 17,559                            $ 16,028
 4/30/93                 $ 16,926                            $ 15,635
 5/28/93                 $ 17,433                            $ 16,057
 6/30/93                 $ 17,688                            $ 16,110
 7/30/93                 $ 17,551                            $ 16,035
 8/31/93                 $ 18,313                            $ 16,645
 9/30/93                 $ 18,540                            $ 16,522
10/29/93                 $ 18,820                            $ 16,858
11/30/93                 $ 18,614                            $ 16,699
12/31/93                 $ 18,870                            $ 16,905
 1/31/94                 $ 19,443                            $ 17,471
 2/28/94                 $ 18,841                            $ 16,999
 3/31/94                 $ 18,231                            $ 16,260
 4/29/94                 $ 18,589                            $ 16,471
 5/31/94                 $ 18,529                            $ 16,740
 6/30/94                 $ 18,252                            $ 16,326
 7/29/94                 $ 18,708                            $ 16,867
 8/31/94                 $ 19,363                            $ 17,553
 9/30/94                 $ 18,783                            $ 17,130
10/31/94                 $ 18,962                            $ 17,522
11/30/94                 $ 18,408                            $ 16,879
12/30/94                 $ 18,684                            $ 17,126
 1/31/95                 $ 19,035                            $ 17,571
 2/28/95                 $ 19,755                            $ 18,253
 3/31/95                 $ 20,203                            $ 18,793
 4/28/95                 $ 20,702                            $ 19,340
 5/31/95                 $ 21,407                            $ 20,104
 6/30/95                 $ 21,766                            $ 20,576
 7/31/95                 $ 22,471                            $ 21,261
 8/31/95                 $ 22,644                            $ 21,319
 9/29/95                 $ 23,563                            $ 22,212
10/31/95                 $ 23,292                            $ 22,134
11/30/95                 $ 24,259                            $ 23,108
12/29/95                 $ 24,597                            $ 23,536
 1/31/96                 $ 25,173                            $ 24,345
 2/29/96                 $ 25,470                            $ 24,579
 3/29/96                 $ 25,793                            $ 24,815
 4/30/96                 $ 26,227                            $ 25,180
 5/31/96                 $ 26,807                            $ 26,059
 6/28/96                 $ 26,776                            $ 26,095
 7/31/96                 $ 24,996                            $ 24,566
 8/30/96                 $ 25,794                            $ 25,200
 9/30/96                 $ 27,373                            $ 27,035
10/31/96                 $ 27,576                            $ 27,198
11/29/96                 $ 29,577                            $ 29,240
12/31/96                 $ 29,091                            $ 28,668
 1/31/97                 $ 30,755                            $ 30,678
 2/28/97                 $ 30,983                            $ 30,471
 3/31/97                 $ 29,525                            $ 28,822
 4/30/97                 $ 31,087                            $ 30,735
 5/30/97                 $ 32,876                            $ 32,954
 6/30/97                 $ 34,178                            $ 34,272
 7/31/97                 $ 37,476                            $ 37,303
 8/29/97                 $ 35,611                            $ 35,120
 9/30/97                 $ 37,829                            $ 36,848
10/31/97                 $ 36,305                            $ 35,486
11/28/97                 $ 37,654                            $ 36,994
12/31/97                 $ 38,077                            $ 37,408
 1/30/98                 $ 39,095                            $ 38,526
 2/27/98                 $ 42,794                            $ 41,424
 3/31/98                 $ 45,216                            $ 43,075
 4/30/98                 $ 45,559                            $ 43,672
 5/29/98                 $ 44,576                            $ 42,432
 6/30/98                 $ 46,790                            $ 45,031
 7/31/98                 $ 46,563                            $ 44,733
 8/31/98                 $ 39,271                            $ 38,020
 9/30/98                 $ 41,569                            $ 40,940
10/30/98                 $ 44,701                            $ 44,231
11/30/98                 $ 48,252                            $ 47,595
12/31/98                 $ 53,122                            $ 51,887
 1/29/99                 $ 56,079                            $ 54,934
 2/26/99                 $ 53,379                            $ 52,424
 3/31/99                 $ 55,627                            $ 55,185
 4/30/99                 $ 56,447                            $ 55,256
 5/28/99                 $ 54,814                            $ 53,558
 6/30/99                 $ 58,896                            $ 57,309

Top Ten Holdings (as of June 30, 1999)
--------------------------------------

                                      % of              six months ago
                                   investments         % of investments
                                   -----------         ----------------
Microsoft Corp.                       6.1%                 5.9%
General Electric Co.                  4.7%                 4.9%
Intel Corp.                           4.3%                 3.1%
Lucent Technologies, Inc.             3.9%                 4.6%
Cisco Systems, Inc.                   3.5%                 1.6%
MCI WorldCom, Inc.                    2.8%                 3.3%
Home Depot, Inc.                      2.7%                 3.4%
United Technologies Corp.             2.7%                 2.8%
Citigroup, Inc.                       2.6%                 1.7%
America Online, Inc.                  2.2%                  N/A

Average Annual Total Returns*
-----------------------------

              Large-Cap      Large-Cap Growth       MorningStar
             Growth Fund      Benchmark (1)         Peer Group+
             -----------      -------------         -----------
YTD**          10.87%            10.45%               15.20%
1  Year        25.87             27.27                29.70
3  Years       30.05             29.98                27.38
5  Years       26.40             28.55                20.97
10 Years       19.40             19.08                18.36


Top Ten Sectors (as of June 30, 1999)
-------------------------------------

                     % of                          % of
                  investments                   investments
                  -----------                   -----------
Technology           29.3%      Retail             7.2%
Health Care          17.8%      Consumer Staple    7.0%
Capital Equipment    13.6%      Utility            2.8%
Consumer Cyclical    11.0%      Transportation     1.6%
Financial             7.9%      Governmental       1.5%

(1) The index is represented by the S&P 500 for the period April 1986 to April 1996 and the Russell Large Cap Growth Index for the period May 1996 to December 31, 1998.
* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

** Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1996
 Mid-Cap Value Fund
 Neuberger Berman, LLC                               Kassen/Gendelman/Mullick
 We are encouraged with preliminary signs that the market has broadened and that value investing has rebounded. The first signs of the change became apparent in April when economies in the United States, Japan, Asia and Latin America performed stronger than many analysts expected causing domestic interest rates to rise. When interest rates increase, price to earnings ratios for many highly valued growth companies contract. Traditionally, this backdrop causes investors to reexamine more attractively valued companies: including many of the value-oriented and economically sensitive companies in your Fund.
 For the quarter, your Fund returned 15.8% outperforming both the Russell Midcap Value Index (11.8%) and the S&P 500 (7.05%). Year-to-date, your Fund outperformed the Russell Midcap Value Index 11.01% to 7.72%.
 Our value style of investing and your Fund's current sector allocations benefited from a value-stock recovery. The Fund's emphasis on individual stocks in the materials and processing (10% of the assets of June 30, 1999), financial (27% of assets) and consumer discretionary (13% of assets) sectors added value.
 Merger activity produced several of the best performing stocks in the quarter. We believe merger activity serves to reinforce the attractive valuations of many of our investments. After all, what better indication of value is there than a corporate buyer in the same industry buying another company! In addition to Alza, which was purchased by Abbott, Gulfstream Aerospace announced that it would be merged into General Dynamics.
 Looking forward, we are encouraged by the apparent broadening of the market during the second quarter, which stands in stark contrast to the remarkably narrow markets of previous quarters. We are continuing to find fundamentally strong companies that have good earnings and are selling at attractive valuations. We remain optimistic that the Fund is well positioned to take advantage of changing investor sentiment.

                             [CHART APPEARS HERE]



         Date                 Russel Mid-Cap Value Index     Mid Cap Value Fund
         ----                 --------------------------     ------------------
         Apr-96                         $ 10,000                  $ 10,000
      31-May-96                         $ 10,096                  $ 10,249
      28-Jun-96                         $ 10,106                  $ 10,095
      31-Jul-96                         $  9,625                  $  9,572
      30-Aug-96                         $ 10,029                  $ 10,035
      30-Sep-96                         $ 10,397                  $ 10,516
      31-Oct-96                         $ 10,671                  $ 10,708
      29-Nov-96                         $ 11,341                  $ 11,616
      31-Dec-96                         $ 11,294                  $ 11,618
      31-Jan-97                         $ 11,648                  $ 12,270
      28-Feb-97                         $ 11,846                  $ 12,227
      31-Mar-97                         $ 11,486                  $ 11,872
      30-Apr-97                         $ 11,775                  $ 12,211
      30-May-97                         $ 12,470                  $ 13,281
      30-Jun-97                         $ 12,933                  $ 13,423
      31-Jul-97                         $ 13,893                  $ 14,692
      29-Aug-97                         $ 13,730                  $ 14,905
      30-Sep-97                         $ 14,582                  $ 15,713
      31-Oct-97                         $ 14,139                  $ 15,047
      28-Nov-97                         $ 14,616                  $ 15,249
      31-Dec-97                         $ 15,175                  $ 15,355
       1-Jan-98                         $ 14,880                  $ 15,248
       1-Feb-98                         $ 15,874                  $ 16,325
       1-Mar-98                         $ 16,691                  $ 16,945
      30-Apr-98                         $ 16,598                  $ 16,838
      29-May-98                         $ 16,211                  $ 16,044
      30-Jun-98                         $ 16,262                  $ 15,464
      31-Jul-98                         $ 15,438                  $ 14,323
      31-Aug-98                         $ 13,267                  $ 11,803
      30-Sep-98                         $ 14,041                  $ 12,171
      30-Oct-98                         $ 14,951                  $ 13,019
      30-Nov-98                         $ 15,476                  $ 13,328
      31-Dec-98                         $ 15,946                  $ 13,615
      29-Jan-99                         $ 15,575                  $ 13,381
      26-Feb-99                         $ 15,232                  $ 13,015
      31-Mar-99                         $ 15,450                  $ 13,076
      30-Apr-99                         $ 16,913                  $ 14,378
      28-May-99                         $ 16,984                  $ 14,538
      30-Jun-99                         $ 17,177                  $ 15,114


Top Ten Holdings (as of June 30, 1999)
--------------------------------------
                                        % of            six months ago
                                     investments       % of investments
                                     -----------       ----------------
Allied Waste Industries, Inc.            3.1%               N/A
SPX Corp.                                2.7%               N/A
Gulfstream Aerospace Corp.               2.7%               N/A
SLM Holding Corp.                        2.7%               2.6%
Rite Aid Corp.                           2.4%               N/A
Ace, Ltd.                                2.3%               2.7%
Dun & Bradstreet Corp.                   2.3%               2.6%
Lear Corp.                               2.2%               1.8%
Bear Stearns Cos., Inc.                  2.2%               1.8%
Tosco Corp.                              2.2%               2.6%


Average Annual Total Returns*
-----------------------------
                          Mid-Cap      Russell Mid-Cap     MorningStar
                         Value Fund      Value Index       Peer Group+
                         ----------      -----------       -----------
YTD**                     11.01%            7.72%            11.34%
1 Year                    -2.26             5.63              7.02
3 Years                   14.40            19.34             17.84
Since Inception           13.94            18.63               N/A



Top Ten Sectors (as of June 30, 1999)
-------------------------------------
                              % of                                   % of
                           investments                            investments
                           -----------                            -----------
Financial                    22.8%          Health Care               8.0%
Capital Equipment            15.2%          Energy                    6.1%
Technology                   14.5%          Retail                    5.8%
Consumer Cyclical            11.2%          Utility                   3.9%
Basic Material                9.4%          Transportation            3.0%


* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

** Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1996
 Mid-Cap Growth Fund
 Janus Capital Corporation                                         James Goff

 The U.S. economy continued to show strong signs of economic growth during the first half of the year, which prompted an uptick in interest rates and higher volatility among equities. However, by the end of the period, the stock market posted sizable gains, with small and mid-sized stocks leading the way.
 The Fund registered solid gains during the first half and outperformed its benchmark, the Russell MidCap Growth Index. While our media and telecommunications positions bolstered the Fund's returns, several pharmaceutical holdings were a drag on returns. Among our media-related companies, Hispanic Broadcasting and Univision posted exceptional results. Their respective radio and television programming targets the Hispanic audience, which is the fastest growing demographic segment in the United States. Both companies possess a wide geographic footprint, and, thanks to their broad geographic and demographic reach, advertisers are beginning to realize the value of their franchises. Revenues have grown as a result.
 We added positions in Metromedia Fiber and Nextlink during the period, and both stocks appreciated substantially. Bandwidth demand has increased dramatically due to the Internet and the growing need for data services. To meet these demands, Metromedia and Nextlink are building state-of-the-art fiber-optic networks using the latest technological advancements in and around major U.S. cities, which offer these companies significant advantages and cost savings over the incumbent telecommunications operators.
 On the downside, Sepracor, which reformulates existing drugs to produce more effective compounds with fewer side effects, came under pressure late in the second quarter following Johnson & Johnson's decision to curtail research on an improved allergy compound. While the move may produce a short-term hit to earnings, the company has a solid pipeline of drugs in development, and we remain optimistic about the company's prospects.
 Looking ahead, despite continued economic growth and increased volatility, we remain optimistic because the Fund consists of what we believe are "all-weather" companies with dominant business models and dynamic earnings growth potential.

                  [CHART HISTORICAL FUND RETURN APPEARS HERE]


   Date                 Russel Mid-Cap Growth Index      Mid-Cap Growth Fund
   ----                 ---------------------------      -------------------
  Apr-96                         $ 10,000                    $ 10,000
 5/31/96                         $ 10,204                    $ 10,252
 6/28/96                         $  9,896                    $ 10,020
 7/31/96                         $  9,128                    $  9,186
 8/30/96                         $  9,621                    $  9,881
 9/30/96                         $ 10,232                    $ 10,473
10/31/96                         $ 10,112                    $ 10,325
11/29/96                         $ 10,708                    $ 10,408
12/31/96                         $ 10,528                    $ 10,269
 1/31/97                         $ 10,993                    $  9,994
 2/28/97                         $ 10,751                    $  9,827
 3/31/97                         $ 10,144                    $  9,079
 4/30/97                         $ 10,392                    $  9,186
 5/30/97                         $ 11,323                    $ 10,176
 6/30/97                         $ 11,637                    $ 10,693
 7/31/97                         $ 12,751                    $ 10,907
 8/29/97                         $ 12,626                    $ 10,950
 9/30/97                         $ 13,265                    $ 11,734
10/31/97                         $ 12,601                    $ 11,385
11/28/97                         $ 12,733                    $ 11,547
12/31/97                         $ 12,901                    $ 11,980
  1/1/98                         $ 12,668                    $ 11,743
 2/27/98                         $ 13,859                    $ 12,728
 3/31/98                         $ 14,440                    $ 13,429
 4/30/98                         $ 14,636                    $ 13,656
 5/29/98                         $ 14,034                    $ 13,098
 6/30/98                         $ 14,431                    $ 14,211
 7/31/98                         $ 13,813                    $ 14,045
 8/31/98                         $ 11,177                    $ 11,448
 9/30/98                         $ 12,022                    $ 12,370
10/30/98                         $ 12,907                    $ 13,332
11/30/98                         $ 13,778                    $ 14,295
12/31/98                         $ 15,205                    $ 16,660
 1/29/99                         $ 15,661                    $ 17,539
 2/26/99                         $ 14,895                    $ 16,892
 3/31/99                         $ 15,724                    $ 19,064
 4/30/99                         $ 16,441                    $ 20,313
 5/28/99                         $ 16,230                    $ 20,063
 6/30/99                         $ 17,363                    $ 21,164


Top Ten Holdings (as of June 30, 1999)
--------------------------------------
                                            % of            six months ago
                                        investments        % of investments
                                        -----------        ----------------
Amazon.com, Inc.                            5.4%                 1.9%
Apollo Group, Inc.                          5.4%                12.8%
Vitesse Semiconductor Corp.                 5.0%                 7.1%
Paychex, Inc.                               4.8%                 3.8%
Exodus Communications, Inc.                 4.6%                 0.6%
Hispanic Broadcasting Corp.                 4.5%                 N/A
NEXTLINK Communications, Inc.               4.0%                 0.0%
McLeodUSA, Inc.                             3.7%                 N/A
Metromedia Fiber Network, Inc.              3.6%                 N/A
eBay, Inc.                                  3.4%                 N/A

Average Annual Total Returns*
-----------------------------

                      Mid-Cap      Russell Mid-Cap   MorningStar
                    Growth Fund     Growth Index     Peer Group+
                    -----------     ------------     -----------
YTD**                 27.03%          14.19%           15.72%
1 Year                48.93%          20.31            20.07
3 Years               28.30           20.61            16.23
Since Inception       26.73           19.03            N/A


Top Ten Sectors (as of June 30, 1999)
-------------------------------------
                     % of                                   % of
                  investments                            investments
                  -----------                            -----------
Technology           39.5%         Health Care              7.5%
Consumer Cyclical    16.4%         Capital Equipment        6.9%
Retail               10.1%         Transportation           1.1%
Financial             9.3%         N/A                      0.0%
Utility               9.2%         N/A                      0.0%


* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

** Year-to-date total returns are not annualized.

                                                      Inception: May 16, 1988

 Real Estate Equity Fund
 Independence Investment Associates, Inc.                 D. Avery/D. Canavan

 The Real Estate Equity Fund performed well in the second-quarter with a total return of 12.3%. This compared favorably to the fund's benchmark return of 10.6%. Cyclical stocks and yield stocks also performed well. For example, the Russell 2000 representing a broad market advanced 15% while the Utility Index, representing a yield component added 10.6%. The S&P 500, that has been dominated by a narrow group of stocks, was up only 6.7%. Market volatility in the quarter steered investors to value stocks and yield stocks. REITs satisfy both criteria and therefore participated in the market broadening. The best performing property sector in the quarter was the Apartment Sector while Regional Malls had the lowest returns during the period. The Fund is overweight in apartments and underweight in regional malls so sector selection contributed to relative performance. While the major positions in Apartment REITs aided performance in the quarter the four best performers were Office REITs including Prentiss Properties, Brandywine Realty, Liberty Property, and Kilroy Realty. On the bottom of the performance ranking were the two regional mall REITs, Simon Property Group and JP Realty and the fund's hotel holding, Felcor Realty.
 The fine performance of REITs in the quarter brought valuation levels back to a reasonable range. The supply demand equation for real estate is close to equilibrium. The near term earnings outlook on average for the REIT Group is in the high single digit range. Adding that to the current 6.7% yield indicates total return potential in the 12-14% range. This could be attractive in a volatile market where investors seek safety. REITs have a low correlation with large capitalization growth and technology stocks. The Real Estate Equity Fund continues to have a place in a portfolio seeking diversification and risk adjustment.

                [CHART OF HISTORICAL FUND RETURN APPEARS HERE]


   Date             Real Estate Equity Fund        Wilshire Real Estate Index
   ----             -----------------------        --------------------------
30-Jun-89                  $ 10,000                           $ 10,000
31-Jul-89                  $ 10,544                           $ 10,316
31-Aug-89                  $ 10,551                           $ 10,207
29-Sep-89                  $ 10,528                           $ 10,184
31-Oct-89                  $ 10,112                           $  9,675
30-Nov-89                  $  9,973                           $  9,531
29-Dec-89                  $ 10,015                           $  9,527
31-Jan-90                  $  9,619                           $  9,078
28-Feb-90                  $  9,585                           $  9,075
30-Mar-90                  $  9,453                           $  9,054
30-Apr-90                  $  9,397                           $  8,878
31-May-90                  $  9,371                           $  8,839
29-Jun-90                  $  9,399                           $  8,856
31-Jul-90                  $  9,166                           $  8,517
31-Aug-90                  $  8,408                           $  7,522
28-Sep-90                  $  7,767                           $  6,650
31-Oct-90                  $  7,367                           $  6,171
30-Nov-90                  $  7,852                           $  6,423
31-Dec-90                  $  7,865                           $  6,340
31-Jan-91                  $  8,886                           $  6,957
28-Feb-91                  $  9,158                           $  7,366
28-Mar-91                  $  9,897                           $  8,022
30-Apr-91                  $  9,920                           $  7,957
31-May-91                  $ 10,203                           $  8,080
28-Jun-91                  $  9,845                           $  7,682
31-Jul-91                  $  9,837                           $  7,650
30-Aug-91                  $  9,875                           $  7,557
30-Sep-91                  $  9,996                           $  7,471
31-Oct-91                  $  9,818                           $  7,303
27-Nov-91                  $  9,629                           $  7,060
31-Dec-91                  $ 10,501                           $  7,610
31-Jan-92                  $ 10,918                           $  7,968
28-Feb-92                  $ 10,801                           $  7,947
31-Mar-92                  $ 10,768                           $  7,775
30-Apr-92                  $ 10,624                           $  7,646
29-May-92                  $ 10,935                           $  7,676
30-Jun-92                  $ 10,658                           $  7,445
31-Jul-92                  $ 10,972                           $  7,473
31-Aug-92                  $ 11,005                           $  7,360
30-Sep-92                  $ 11,278                           $  7,640
30-Oct-92                  $ 11,479                           $  7,721
30-Nov-92                  $ 11,614                           $  7,788
31-Dec-92                  $ 12,182                           $  8,169
29-Jan-93                  $ 13,125                           $  8,737
26-Feb-93                  $ 13,703                           $  9,160
31-Mar-93                  $ 14,664                           $  9,775
30-Apr-93                  $ 13,857                           $  9,221
28-May-93                  $ 13,634                           $  9,076
30-Jun-93                  $ 13,911                           $  9,314
30-Jul-93                  $ 14,100                           $  9,503
31-Aug-93                  $ 14,193                           $  9,700
30-Sep-93                  $ 15,023                           $ 10,142
29-Oct-93                  $ 14,743                           $  9,856
30-Nov-93                  $ 14,108                           $  9,426
31-Dec-93                  $ 14,289                           $  9,415
31-Jan-94                  $ 14,628                           $  9,697
28-Feb-94                  $ 15,234                           $ 10,094
31-Mar-94                  $ 14,777                           $  9,626
29-Apr-94                  $ 14,874                           $  9,734
31-May-94                  $ 15,176                           $  9,937
30-Jun-94                  $ 14,774                           $  9,741
29-Jul-94                  $ 14,690                           $  9,763
31-Aug-94                  $ 14,711                           $  9,756
30-Sep-94                  $ 14,628                           $  9,594
31-Oct-94                  $ 14,002                           $  9,242
30-Nov-94                  $ 13,529                           $  8,881
30-Dec-94                  $ 14,698                           $  9,569
31-Jan-95                  $ 14,191                           $  9,260
28-Feb-95                  $ 14,489                           $  9,550
31-Mar-95                  $ 14,528                           $  9,605
28-Apr-95                  $ 14,342                           $  9,536
31-May-95                  $ 14,952                           $  9,852
30-Jun-95                  $ 15,190                           $ 10,023
31-Jul-95                  $ 15,477                           $ 10,185
31-Aug-95                  $ 15,584                           $ 10,309
29-Sep-95                  $ 15,956                           $ 10,499
31-Oct-95                  $ 15,419                           $ 10,173
30-Nov-95                  $ 15,481                           $ 10,279
29-Dec-95                  $ 16,508                           $ 10,875
31-Jan-96                  $ 16,700                           $ 11,025
29-Feb-96                  $ 16,875                           $ 11,244
29-Mar-96                  $ 17,027                           $ 11,335
30-Apr-96                  $ 16,969                           $ 11,386
31-May-96                  $ 17,285                           $ 11,640
28-Jun-96                  $ 17,645                           $ 11,872
31-Jul-96                  $ 17,590                           $ 11,767
30-Aug-96                  $ 18,332                           $ 12,267
30-Sep-96                  $ 18,839                           $ 12,573
31-Oct-96                  $ 19,328                           $ 12,914
29-Nov-96                  $ 19,997                           $ 13,450
31-Dec-96                  $ 21,967                           $ 14,885
31-Jan-97                  $ 22,208                           $ 15,098
28-Feb-97                  $ 22,190                           $ 15,107
31-Mar-97                  $ 22,063                           $ 15,159
30-Apr-97                  $ 21,398                           $ 14,669
30-May-97                  $ 22,068                           $ 15,106
30-Jun-97                  $ 23,201                           $ 15,855
31-Jul-97                  $ 23,825                           $ 16,377
29-Aug-97                  $ 23,673                           $ 16,256
30-Sep-97                  $ 25,731                           $ 17,859
31-Oct-97                  $ 24,804                           $ 17,100
28-Nov-97                  $ 25,120                           $ 17,443
31-Dec-97                  $ 25,750                           $ 17,832
 1-Jan-98                  $ 25,019                           $ 17,581
27-Feb-98                  $ 24,576                           $ 17,356
31-Mar-98                  $ 25,194                           $ 17,698
30-Apr-98                  $ 24,407                           $ 17,140
29-May-98                  $ 24,238                           $ 16,976
30-Jun-98                  $ 24,161                           $ 16,886
31-Jul-98                  $ 22,526                           $ 15,710
31-Aug-98                  $ 20,494                           $ 14,078
30-Sep-98                  $ 21,906                           $ 14,867
30-Oct-98                  $ 21,360                           $ 14,663
30-Nov-98                  $ 21,663                           $ 14,939
31-Dec-98                  $ 21,448                           $ 14,725
29-Jan-99                  $ 20,861                           $ 14,405
26-Feb-99                  $ 20,351                           $ 14,292
31-Mar-99                  $ 20,249                           $ 14,214
30-Apr-99                  $ 22,394                           $ 15,730
28-May-99                  $ 22,981                           $ 15,995
30-Jun-99                  $ 22,739                           $ 15,724

Top Ten Holdings (as of June 30, 1999)
--------------------------------------
                                             % of         six months ago
                                          investments    % of investments
                                          -----------    ----------------
Equity Residential Properties Trust          4.8%             4.7%
Avalonbay Communities, Inc.                  4.7%             4.2%
Equity Office Properties Trust               4.5%             4.0%
BRE Properties, Inc.                         4.0%             3.7%
Post Properties Inc.                         3.5%             3.2%
Duke Realty Investments, Inc.                3.5%             3.5%
Liberty Property Trust                       3.2%             3.1%
Prentiss Properties Trust                    3.2%             3.0%
Catellus Development Corp.                   3.2%             2.9%
JDN Realty Corp.                             2.9%             2.9%


Average Annual Total Returns*
-----------------------------

                     Real Estate           Wilshire Real
                     Equity Fund           Estate Index
                     -----------           ------------
YTD**                   6.02%                  6.78%
1  Year                -5.89                  -6.88
3  Years                8.82                   9.82
5  Years                9.01                  10.05
10 Years                8.56                   4.63


Top Industries (as of June 30, 1999)
------------------------------------
                                      % of            six months ago
                                   investments       % of investments
                                   -----------       ----------------
Real Estate
Investment Trust                       96.8%             97.1%
Real Estate Development                 3.2%              2.9%


* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

** Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1998
 Small/Mid-Cap CORE Fund
 Goldman Sachs Asset Management                            Jones/Clark/Pinter

 For the quarter ended June 30, 1999, the Small/Mid Cap CORE Fund returned 16.23%, slightly underperforming its benchmark, the Russell 2500 Index (the "Index"), which returned 16.40%. Since inception (May 1, 1998), the Fund returned -1.63%, underperforming the Index, which returned 0.49%. The primary reasons for the Fund's performance stem from its smaller market capitalization bias, its value-oriented methodology and stock selection.
 In the second quarter, value-oriented and small capitalization stocks staged a comeback, and claimed market leadership, a marked change compared to first quarter 1999 and from 1998. The Index rose 16.2% during the second quarter, whereas the Russell 1000 Index rose only 7.1%. In another turnaround, the large growth versus value disparity also reversed course. However, by the end of the quarter, the market reasserted its preference for large-cap growth stocks. The shifting back and forth between size and style categories meant that volatility in the market remained quite high during the quarter.
 We prefer stocks with attractive valuations, lower-than-average risk, good momentum and favorable analyst opinions. Over the long-term, these factors have historically led to excess returns, although they often do not produce positive results simultaneously. During the second quarter, our concentration on stocks with attractive valuations and favorable research analyst opinions contributed positively to returns. However, with the rapid turnabout in market leadership, stock with good momentum and lower than average risk fared poorly, penalizing overall return.
 We intend to maintain our disciplined, long-term approach to equity investing, and, through our combined qualitative and quantitative stock selection strategy, will seek to generate solid long-term returns for our clients.

                 [LOGO OF HISTORICAL FUND RETURN APPEARS HERE]

                             Historical Fund Return

$10,000
Investment made 5/1/98
(Fund Inception Date)


     Date           Small/Mid Cap Core Fund         Russell 2500 Index
     ----           -----------------------         ------------------

  Apr-98                     $10,000                      $10,000
 5/29/98                     $ 9,577                      $ 9,536
 6/30/98                     $ 9,721                      $ 9,547
 7/31/98                     $ 9,040                      $ 8,891
 8/31/98                     $ 7,377                      $ 7,214
 9/30/98                     $ 7,776                      $ 7,726
10/30/98                     $ 7,960                      $ 8,149
11/30/98                     $ 8,422                      $ 8,552
12/31/98                     $ 9,019                      $ 9,070
 1/29/99                     $ 8,940                      $ 9,055
 2/26/99                     $ 8,305                      $ 8,460
 3/31/99                     $ 8,438                      $ 8,641
 4/30/99                     $ 9,172                      $ 9,414
 5/28/99                     $ 9,251                      $ 9,560
 6/30/99                     $ 9,810                      $10,058


Average Annual Total Returns*
--------------------------------------------------------------------------------
                       Small/Mid-Cap   Russell 2500   Morningstar
                         CORE Fund         Index      Peer Group+
                         ---------         -----      -----------

YTD**                      8.78%           10.88%        10.46%
1 Year                      .92             5.35          5.50
Since Inception           -1.63             0.49           N/A


Top Ten Holdings (as of June 30, 1999)
--------------------------------------------------------------------------------
                                     % of              six months ago
                                 investments         % of investments

Tiffany & Co.                        1.1%                   N/A
QUALCOMM, Inc.                       0.9%                   0.6%
Kerr-McGee Corp.                     0.9%                   0.5%
Allergan, Inc.                       0.9%                   0.6%
Siebel Systems, Inc.                 0.9%                   0.1%
Murphy Oil Corp.                     0.8%                   0.6%
Best Buy Co., Inc.                   0.8%                   0.5%
Biogen, Inc.                         0.6%                   0.5%
United States Cellular Corp.         0.6%                   0.8%
LSI Logic Corp.                      0.6%                   N/A


Top Ten Sectors (as of June 30, 1999)
--------------------------------------------------------------------------------
                       % of                                % of
                   investments                         investments


Technology            22.6%          Retail               8.1%
Financial             15.6%          Utility              6.4%
Consumer Cyclical     12.8%          Basic Material       6.0%
Capital Equipment     12.3%          Energy               4.0%
Health Care            8.3%          Consumer Staple      2.4%


* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

**   Year-to-date total returns are not annualized.

                                                     Inception: May 1, 1994
 Small/Mid-Cap Growth Fund (Formerly Diversified Mid-Cap Growth)
 Wellington Management Company, LLP                       Frank V. Wisneski

 We are very optimistic about the small- and mid-cap sectors of the market. The US economy continues to grow at a healthy clip while inflation remains benign, suggesting interest rates are unlikely to increase significantly. With investors feeling more confident, a broadening of investments into under-valued sectors appears to be occurring. During the second quarter, the mega-cap stocks which had fueled the strong market advance since last year, began to lag. The market broadened and investors began to purchase smaller and mid-cap companies. We expect this renewed interest in smaller stocks to continue. For the 6-month period ended June 30, 1999, the Small/Mid Cap Growth Fund has returned 10.33% trailing the 16.99% return of the Russell Mid-Cap Growth Index.
 Since we assumed management of the Fund on May 1, 1999, we have markedly repositioned the Fund. The average market capitalization of the Fund, at $1.733 billion is less than half what it was in May. Further, we have slashed the number of holdings from over 125 to 59 to focus on industry niches and companies where we have identified potential for growth such as the Computer Software and Services business. While elements of our strategy--owning only those companies which have been profitable for at least 3 years and our generally smaller average capitalization bias--have not played to the market's strength short-term, we are confident that our approach will produce solid long-term returns.
 Some of the Fund's recent stock successes include Whole Foods Market which has gotten its store costs in line and reported better-than-expected earnings. The recall problems at Henry Schein were resolved and quarterly earnings were above consensus; the stock, which had hit a panic low of $20 in mid-April, closed out the quarter near $32. New additions to the portfolio include Waters Corporation, a leader in the analytical instrumentation techniques for life science research; Hanover Compressor, a play on natural gas compression services; and National Commerce Bancorporation, a high quality bank in the Southern US whose supermarket branch niche business model has consistently produced 20% earnings growth.
                              [CHART APPEARS HERE]


   Date          Russel Mid-Cap Growth Fund     Small/Mid-Cap Growth Fund
   ----          --------------------------     -------------------------
   Apr-94                 $ 10,000                         $ 10,000
31-May-94                 $ 10,015                         $ 10,020
30-Jun-94                 $  9,584                         $ 10,043
29-Jul-94                 $  9,849                         $ 10,066
31-Aug-94                 $ 10,437                         $ 10,359
30-Sep-94                 $ 10,265                         $ 10,094
31-Oct-94                 $ 10,442                         $ 10,263
30-Nov-94                 $  9,982                         $  9,992
30-Dec-94                 $ 10,121                         $ 10,056
31-Jan-95                 $ 10,243                         $  9,934
28-Feb-95                 $ 10,788                         $ 10,283
31-Mar-95                 $ 11,216                         $ 10,798
28-Apr-95                 $ 11,310                         $ 11,069
31-May-95                 $ 11,589                         $ 11,087
30-Jun-95                 $ 12,116                         $ 11,652
31-Jul-95                 $ 12,879                         $ 12,564
31-Aug-95                 $ 13,020                         $ 12,807
29-Sep-95                 $ 13,310                         $ 12,764
31-Oct-95                 $ 12,973                         $ 12,361
30-Nov-95                 $ 13,553                         $ 13,160
29-Dec-95                 $ 13,560                         $ 13,672
31-Jan-96                 $ 13,800                         $ 14,151
29-Feb-96                 $ 14,322                         $ 14,612
29-Mar-96                 $ 14,435                         $ 14,939
30-Apr-96                 $ 15,132                         $ 16,011
31-May-96                 $ 15,441                         $ 16,455
28-Jun-96                 $ 14,975                         $ 16,237
31-Jul-96                 $ 13,812                         $ 14,615
30-Aug-96                 $ 14,559                         $ 15,484
30-Sep-96                 $ 15,483                         $ 16,411
31-Oct-96                 $ 15,302                         $ 16,926
29-Nov-96                 $ 16,203                         $ 17,438
31-Dec-96                 $ 15,930                         $ 17,820
31-Jan-97                 $ 16,635                         $ 17,845
28-Feb-97                 $ 16,269                         $ 16,824
31-Mar-97                 $ 15,350                         $ 15,825
30-Apr-97                 $ 15,726                         $ 15,365
30-May-97                 $ 17,135                         $ 16,487
30-Jun-97                 $ 17,609                         $ 16,713
31-Jul-97                 $ 19,294                         $ 18,028
29-Aug-97                 $ 19,106                         $ 17,686
30-Sep-97                 $ 20,073                         $ 19,025
31-Oct-97                 $ 19,068                         $ 18,622
28-Nov-97                 $ 19,268                         $ 18,188
31-Dec-97                 $ 19,521                         $ 18,432
 1-Jan-98                 $ 19,170                         $ 18,106
27-Feb-98                 $ 20,972                         $ 19,666
31-Mar-98                 $ 21,851                         $ 20,641
30-Apr-98                 $ 22,148                         $ 20,584
29-May-98                 $ 21,237                         $ 19,648
30-Jun-98                 $ 21,838                         $ 20,389
31-Jul-98                 $ 20,902                         $ 19,268
31-Aug-98                 $ 16,913                         $ 15,227
30-Sep-98                 $ 18,192                         $ 16,009
30-Oct-98                 $ 19,532                         $ 16,874
30-Nov-98                 $ 20,849                         $ 17,602
31-Dec-98                 $ 23,008                         $ 19,466
29-Jan-99                 $ 23,698                         $ 19,610
26-Feb-99                 $ 22,539                         $ 18,154
31-Mar-99                 $ 23,794                         $ 19,356
30-Apr-99                 $ 24,879                         $ 20,435
28-May-99                 $ 25,136                         $ 20,604
30-Jun-99                 $ 26,913                         $ 21,478

Top Ten Holdings (as of June 30, 1999 )
---------------------------------------

                                      % of                six months ago
                                   investments           % of investments
                                   -----------           ----------------
DST Systems, Inc.                      4.1%                    0.5%
Dallas Semiconductor Corp.             3.6%                    N/A
G & K Services, Inc.                   3.5%                    N/A
United Rentals, Inc.                   3.3%                    N/A
Sterling Software, Inc.                3.2%                    N/A
Catalina Marketing Corp.               3.2%                    N/A
Shared Medical Systems Corp.           2.8%                    N/A
Synopsys, Inc.                         2.7%                    N/A
Xilinx, Inc.                           2.7%                    N/A
Henry Schein, Inc.                     2.7%                    N/A


Average Annual Total Returns*
-----------------------------

                            Small/Mid-       Russell Mid-Cap    MorningStar
                          Cap Growth Fund     Growth Index      Peer Group+
                          ---------------     ------------      -----------
YTD**                        10.33%              16.97%           15.72%
1 Year                        5.34               23.24            20.07
3 Years                       9.77               21.58            16.23
5 Years                      16.42               22.94            20.82
Since Inception              15.99               21.12            N/A

Top Ten Sectors (as of June 30, 1999)
-------------------------------------
                          % of                              % of
                       investments                       investments
                       -----------                       -----------
Technology                35.2%      Retail                3.9%
Financial                 16.4%      Basic Material        3.7%
Consumer Cyclical         15.1%      Consumer Staple       3.1%
Capital Equipment         10.6%      Transportation        1.5%
Health Care                8.4%      Utility               1.2%

* Total returns are for the period ended June 30, 1999, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate that shares, when redeemed, may be worth more or less than their original cost. Sector investing entail special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

** Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1996
 Small-Cap Value Fund
 INVESCO Management & Research                                   Bob Slotpole

 The stock market's eight-year advance continued in the 2nd quarter, but the tone was different. The advance included a much broader group of stocks than the narrow list of technology and huge market cap stocks that powered the market since early 1998. Small caps outperformed large for the first time in the last seven quarters, with the Russell 2000 Index achieving a 15.6% return versus 6.9% for the S&P 500.
 Value indices outperformed growth in the 2nd quarter, although the difference among small caps was not as pronounced as among larger stocks. This outperformance was primarily the result of strong sector performance by cyclicals and energy. Exposure to traditional valuation measures such as low price/earnings and price/book were only of minor benefit.
 The Small-Cap Value Fund returned 15.3% in the 2nd quarter versus 15.6% for the Russell 2000 benchmark. The Fund's strong performance in June was offset by a weak return in April, which was largely attributable to low Internet exposure. Until recently, these stocks have dominated the Russell 2000 Index, with Internet-related companies making up 7 of the top 10 performers in the period from January to April. Since May, however, the top performers have been much more evenly distributed across a variety of sectors. We expect our stock selection model to perform better as the small cap market continues to broaden out.
 INVESCO's strategy in managing the Small-Cap Value Fund is to add value through stock selection, while limiting exposure to other types of risk, such as market risk (beta) and sector and industry exposures. Due to the market's recent unusually high volatility, we have increased the Fund's holdings to the upper end of our normal range. As the market broadens further and volatility declines, we will consider moving to a somewhat more concentrated fund.

                              [CHART APPEARS HERE]


         Date                Russell 2000 Index      Small-Cap Value Fund
         ----                ------------------      --------------------
         Apr-96                   $ 10,000                $ 10,000
      31-May-96                   $ 10,394                $ 10,232
      28-Jun-96                   $  9,967                $ 10,126
      31-Jul-96                   $  9,097                $  9,630
      30-Aug-96                   $  9,625                $ 10,161
      30-Sep-96                   $ 10,001                $ 10,450
      31-Oct-96                   $  9,847                $ 10,340
      29-Nov-96                   $ 10,253                $ 10,678
      31-Dec-96                   $ 10,521                $ 11,033
      31-Jan-97                   $ 10,732                $ 11,115
      28-Feb-97                   $ 10,471                $ 10,927
      31-Mar-97                   $  9,977                $ 10,594
      30-Apr-97                   $ 10,005                $ 10,831
      30-May-97                   $ 11,118                $ 11,818
      30-Jun-97                   $ 11,595                $ 12,513
      31-Jul-97                   $ 12,134                $ 13,256
      29-Aug-97                   $ 12,412                $ 13,389
      30-Sep-97                   $ 13,320                $ 14,242
      31-Oct-97                   $ 12,735                $ 13,761
      28-Nov-97                   $ 12,653                $ 13,863
      31-Dec-97                   $ 12,874                $ 13,855
       1-Jan-98                   $ 12,671                $ 13,514
      27-Feb-98                   $ 13,608                $ 14,524
      31-Mar-98                   $ 14,169                $ 15,130
      30-Apr-98                   $ 14,247                $ 15,214
      29-May-98                   $ 13,480                $ 14,450
      30-Jun-98                   $ 13,508                $ 14,450
      31-Jul-98                   $ 12,415                $ 13,262
      31-Aug-98                   $ 10,004                $ 10,895
      30-Sep-98                   $ 10,787                $ 11,407
      30-Oct-98                   $ 11,227                $ 11,727
      30-Nov-98                   $ 11,815                $ 12,313
      31-Dec-98                   $ 12,546                $ 13,029
      29-Jan-99                   $ 12,713                $ 12,708
      26-Feb-99                   $ 11,683                $ 11,869
      31-Mar-99                   $ 11,866                $ 11,819
      30-Apr-99                   $ 12,929                $ 12,612
      28-May-99                   $ 13,118                $ 12,790
      30-Jun-99                   $ 13,711                $ 13,622


Top Ten Holdings (as of June 30, 1999)
--------------------------------------
                                       % of              six months ago
                                    investments         % of investments
                                    -----------         ----------------
BroadVision, Inc.                       1.3%                  0.3%
Stillwater Mining Co.                   1.2%                  0.7%
Commerce Bancorp, Inc.                  1.1%                  1.4%
Western Wireless Corp.                  1.0%                  N/A
Arvin Industries, Inc.                  1.0%                  0.9%
Imperial Bancorp                        1.0%                  0.8%
Bindley Western Industries              0.9%                  1.7%
Lason, Inc.                             0.9%                  1.2%
Hudson United Bancorp                   0.9%                  N/A
NVR, Inc.                               0.9%                  0.9%


Average Annual Total Returns*
-----------------------------

                            Small-Cap  Russell 2000     MorningStar
                           Value Fund     Index         Peer Group+
                           ----------     -----         -----------
YTD**                         4.55%       9.28%           11.69%
1 Year                       -5.73        1.50            -1.11
3 Years                      10.39        11.22           10.15
Since Inception              10.26        10.48           N/A


Top Ten Sectors (as of June 30, 1999)
-------------------------------------
                        % of                                    % of
                     investments                             investments
                     -----------                             -----------
Utility                 2.5%          Financial                 22.4%
Transportation          1.6%          Energy                     5.5%
Technology             19.2%          Consumer Staple            3.3%
Retail                  6.6%          Consumer Cyclica          l9.4%
Health Care             7.6%          Capital Equipment         15.9%


* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

** Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1996
 Small-Cap Growth Fund
 John Hancock Advisers, Inc.                                       Bernice Behar
 For the six month period ending June 30, 1999, the Fund gained 14.49% and the Russell 2000 Growth returned 12.82%. The first half of the year was marked by two distinct periods. Growth stocks, fueled by modest economic growth, low interest rates, and steady earnings, led the first three months. During the second quarter, the economy accelerated causing inflationary concerns and a rate hike by the Fed. This lent support to more economically-sensitive stocks.
 Our holdings in the Communication Services industry produced consistently high returns during both periods. Recent changes to this sector resulting from the Telecommunications Act of 1996 have created many opportunities. This sector, formerly dominated by large, slower growing companies, now contains many smaller innovative companies. We have successfully focused our attention on these securities.
 Our performance in the Technology sector mirrored that of the overall market. As growth stocks dominated the first quarter, our Technology holdings produced impressive results. In April, growth stocks declined significantly when interest rates increased and the economy surged. Although we began reducing our exposure to the Internet in early April, the group's sharp declines negatively impacted performance. Fortunately, our semiconductor holdings held their own during the sell-off and rallied at the end of the second quarter. Overall the sector made a modest contribution to performance for the first half of the year.
 We maintained our overweight to the consumer segment of the market with mixed results. Favorable economic factors continue to create a positive environment for the consumer. However, segments of this market underperformed the broad small cap market. Our more defensive retail holdings Wild Oats and Applebee's have performed well. Retail apparel companies Bebe, Wet Seal, the Buckle produced negative results. Although the latter group underperformed, its longer-term outlook remains positive. We expect to maintain our exposure.

                [CHART OF HISTORICAL FUND RETURN APPEARS HERE]



  Date            Russell 2000 Growth Index          Small-Cap Growth Fund
  ----            -------------------------          ---------------------
  4/30/96                $ 10,000                            $ 10,000
31-May-96                $ 10,513                            $ 10,599
28-Jun-96                 $ 9,830                            $ 10,294
31-Jul-96                 $ 8,630                             $ 9,480
30-Aug-96                 $ 9,269                            $ 10,298
30-Sep-96                 $ 9,746                            $ 11,151
31-Oct-96                 $ 9,325                            $ 10,170
29-Nov-96                 $ 9,585                             $ 9,976
31-Dec-96                 $ 9,772                             $ 9,950
31-Jan-97                $ 10,016                            $ 10,302
28-Feb-97                 $ 9,411                             $ 9,638
31-Mar-97                 $ 8,747                             $ 8,962
30-Apr-97                 $ 8,646                             $ 8,763
30-May-97                 $ 9,945                             $ 9,781
30-Jun-97                $ 10,282                            $ 10,514
31-Jul-97                $ 10,809                            $ 11,205
29-Aug-97                $ 11,133                            $ 11,571
30-Sep-97                $ 12,022                            $ 12,817
31-Oct-97                $ 11,300                            $ 11,834
28-Nov-97                $ 11,031                            $ 11,387
31-Dec-97                $ 11,037                            $ 11,370
 1-Jan-98                $ 10,889                            $ 11,170
27-Feb-98                $ 11,851                            $ 12,062
31-Mar-98                $ 12,348                            $ 12,788
30-Apr-98                $ 12,424                            $ 12,730
29-May-98                $ 11,521                            $ 11,856
30-Jun-98                $ 11,639                            $ 12,366
31-Jul-98                $ 10,667                            $ 11,537
31-Aug-98                 $ 8,205                             $ 8,966
30-Sep-98                 $ 9,037                             $ 9,701
30-Oct-98                 $ 9,508                            $ 10,230
30-Nov-98                $ 10,245                            $ 11,424
31-Dec-98                $ 11,173                            $ 13,017
29-Jan-99                $ 11,675                            $ 13,456
26-Feb-99                $ 10,607                            $ 12,384
31-Mar-99                $ 10,985                            $ 13,341
30-Apr-99                $ 11,955                            $ 13,873
28-May-99                $ 11,974                            $ 13,626
30-Jun-99                $ 12,605                            $ 14,903

Top Ten Holdings (as of June 30, 1999)
--------------------------------------
                                      % of                six months ago
                                   investments           % of investments
                                   -----------           ----------------
RF Micro Devices, Inc.                1.3%                    0.5%
Allegiance Telecom, Inc.              1.3%                    0.2%
Coinstar, Inc.                        1.2%                     N/A
PLX Technology, Inc.                  1.2%                     N/A
Whittman-Hart, Inc.                   1.2%                    1.0%
Idec Pharmaceuticals Corp.            1.1%                    0.7%
Andrx Corp.                           1.1%                     N/A
Abacus Direct Corp.                   1.1%                    0.5%
QLogic Corp.                          1.0%                    N/A
NEXTLINK Communications, Inc.         1.0%                    0.7%

Average Annual Total Returns*
-----------------------------


                        Small-Cap      Russell 2000       MorningStar
                       Growth Fund     Growth Index       Peer Group+
                       -----------     ------------       -----------
YTD**                    14.49%          12.82%             14.88%
1 Year                   20.52           8.30               11.87
3 Years                  13.13           8.64               11.04
Since Inception          13.44           7.58               N/A


Top Ten Sectors (as of June 30, 1999)
-------------------------------------

                           % of                            % of
                        investments                     investments
                        -----------                     -----------
Technology                36.3%      Health Care           8.6%
Consumer Cyclical         14.8%      Transportation        2.7%
Capital Equipment         11.3%      Energy                2.0%
Financial                 10.7%      Consumer Staple       1.3%
Retail                    10.1%      Basic Material        1.2%

* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

** Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1998
 Global Equity Fund
 Scudder Kemper Investments, Inc.                     W. Holzer & D. Espinosa

 During the first half of 1999, the Fund returned 8.82%, outperforming its benchmark, the MSCI World Index, which returned 8.69%. For the twelve months ended June 30, 1999, the Fund returned 8.28%, underperforming the MSCI World Index, which returned 16.08%
 Developing themes that helped performance include the Theme, The Ultimate Subcontractor and Inevitability Arrives. Themes that hurt performance included a Mature theme or First World Savings, while being underweighted in Emerging Markets also detracted from performance.
 From June through December of 1998, the global stock market experienced a large collapse in confidence which had its roots in emerging markets, particularly in Asia, to an astonishing recovery in the fourth quarter. In many cases surpassing their previous highs for the year as fears of the end of the bull market appeared to have been forgotten.
 In January, the bond markets took Brazil's currency devaluation in stride as fixed income security credit spreads declined slowly during the first quarter. During the first five weeks of the second quarter, cyclical stocks appreciated dramatically based on the perception of renewed global growth and fatigue with the highly-valued large-cap growth stocks. For the second quarter, the DJIA gained over 12%, and the MSCI Emerging Markets (US$) over 26%. After the announcement of April U.S. price data, there was more restrained consideration of the implications for U.S. interest rates as investors oscillated between growth and cyclical stocks.
 Going forward, the evidence of global growth is helping us get a better sighting, but we are still face volatile financial markets. However, our investment thinking is little changed--to achieve balanced exposure to the processes of change by focussing both on those companies that can enable, adopt and adapt to the internet world, and those companies in traditional industries that can adapt successfully to the difficult business environment.

                             [CHART APPEARS HERE]

                             Historical Fund Return
$10,000
Investment made 5/1/98
(Fund Inception Date)

     Date          Global Equity Fund          MSCI World Index
     ----          ------------------          ----------------

   Apr-98               $10,000                    $10,000
29-May-98               $ 9,834                    $ 9,876
30-Jun-98               $ 9,994                    $10,112
31-Jul-98               $ 9,829                    $10,097
31-Aug-98               $ 8,574                    $ 8,752
30-Sep-98               $ 8,755                    $ 8,908
30-Oct-98               $ 9,402                    $ 9,715
30-Nov-98               $ 9,643                    $10,295
31-Dec-98               $ 9,945                    $10,799
29-Jan-99               $10,013                    $11,037
26-Feb-99               $ 9,525                    $10,745
31-Mar-99               $ 9,895                    $11,194
30-Apr-99               $10,514                    $11,637
28-May-99               $10,270                    $11,213
30-Jun-99               $10,821                    $11,738


Top Ten Holdings (as of June 30, 1999)
--------------------------------------------------------------------------------
                                                % of          six months ago
                                             Net Assets       % of Net Assets

International Business Machines Corp.           2.7%                2.8%
Electronic Data Systems Corp.                   1.8%                1.9%
Oracle Corp.                                    1.8%                N/A
BOC Group plc                                   1.7%                0.9%
Enron Corp.                                     1.7%                1.4%
Immunex Corp.                                   1.6%                1.0%
General Electric Co. plc                        1.6%                1.7%
Reuters Group plc                               1.5%                1.5%
USEC, Inc.                                      1.5%                1.6%
CSX Corp.                                       1.5%                N/A


Average Annual Total Returns*
--------------------------------------------------------------------------------
                        Global Equity        MSCI         +MorningStar
                            Fund          World Index      Peer Group+
                        -------------     -----------      -----------
YTD**                       8.82%             8.69%          10.10%
1 Year                      8.28             16.08            8.29
Since Inception             7.01             14.72             N/A


Top Ten Countries (as of June 30, 1999)
--------------------------------------------------------------------------------
                    % of                            % of
                  investments                   investments'

United States       46.5%        Australia          3.8%
United Kingdom      16.3%        Hong Kong          2.2%
Japan               11.3%        France             1.9%
Germany             10.1%        Canada             1.8%
Switzerland          5.1%        Austria            0.3%


* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.


+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

**   Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1996
 International Balanced Fund
 Brinson Partners, Inc.                                       Management Team

 The International Balanced Fund returned (3.97%) year-to-date, which lagged the Fund's benchmark return of (0.48%). Over a one-year period ended June 30th the Fund has returned 4.18%, versus the benchmark return of 7.00%.
 The market allocation decision to underweight non-U.S. equities and bond market allocation decisions, such as the underweight to Japan, hindered results for the first six months of the year. Security selection also hurt performance over this period, in large part due to stock selection in Japan which significantly underweights the financial sector. However, for the one-year period ending June 30th, market allocation decisions have had a neutral impact, while security selection within European equity markets detracted from performance. Currency strategies added to the Fund's year-to-date return primarily due to the overweight of the New Zealand dollar. For the one-year period, currency strategies have slightly detracted from performance.
 For the six months ending June 30th, non-U.S. equity markets provided a 14.26% dollar hedged return, with considerably mixed results across markets. Non-U.S. bond markets provided a 1.20% dollar hedged return over this same period, as bond yields rose sharply in most of the major developed markets. The performance differential between non-U.S. equity and non-U.S. bond results is substantially less over the past one-year period; non-U.S. equity markets have provided a 9.72% return versus the 7.05% from non-U.S. bond markets, in dollar hedged terms. This contrast in performance period results reflects the significant increase in market volatility.
 Within the International Balanced Fund, we continue to emphasize non-U.S. bond markets. Widespread concerns about the sustainability of current low inflation rates have placed upward pressure on global bond yields. However, fixed income investments should profit from weaker equity markets and ensuing expectations of weakening economic activity.

                              [CHART APPEARS HERE]

                             Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

                    International Balanced
  Date                Composite Benchmark         International Balanced Fund
  ----                -------------------         ---------------------------

   Apr-96                   $10,000                         $10,000
31-May-96                   $ 9,890                         $ 9,992
28-Jun-96                   $ 9,940                         $10,055
31-Jul-96                   $ 9,847                         $ 9,956
30-Aug-96                   $ 9,898                         $10,007
30-Sep-96                   $10,066                         $10,257
31-Oct-96                   $10,082                         $10,315
29-Nov-96                   $10,396                         $10,678
31-Dec-96                   $10,278                         $10,673
31-Jan-97                   $ 9,927                         $10,509
28-Feb-97                   $ 9,983                         $10,624
31-Mar-97                   $ 9,964                         $10,568
30-Apr-97                   $ 9,934                         $10,507
30-May-97                   $10,489                         $11,089
30-Jun-97                   $10,896                         $11,433
31-Jul-97                   $10,928                         $11,471
29-Aug-97                   $10,411                         $10,986
30-Sep-97                   $10,879                         $11,470
31-Oct-97                   $10,433                         $11,127
28-Nov-97                   $10,260                         $10,967
31-Dec-97                   $10,287                         $10,955
 1-Jan-98                   $10,599                         $11,195
27-Feb-98                   $11,099                         $11,630
31-Mar-98                   $11,269                         $11,808
30-Apr-98                   $11,412                         $11,952
29-May-98                   $11,366                         $11,952
30-Jun-98                   $11,383                         $11,915
31-Jul-98                   $11,437                         $11,962
31-Aug-98                   $10,597                         $11,270
30-Sep-98                   $10,644                         $11,435
30-Oct-98                   $11,534                         $12,221
30-Nov-98                   $11,832                         $12,443
31-Dec-98                   $12,239                         $12,925
29-Jan-99                   $12,171                         $12,914
26-Feb-99                   $11,823                         $12,390
31-Mar-99                   $12,148                         $12,558
30-Apr-99                   $12,482                         $12,778
28-May-99                   $11,979                         $12,313
30-Jun-99                   $12,180                         $12,412


Top Ten Holdings (as of June 30, 1999)
--------------------------------------------------------------------------------
                                      % of            six months ago
                                   investments       % of investments

U.S. Treasury - Inflation Index        9.7%                 9.2%
Government of France                   6.8%                 6.3%
Government of Spain                    5.2%                 4.9%
U.K. Treasury                          4.6%                 6.0%
Queensland Treasury Corp.              4.5%                 4.2%
Government of Canada                   4.4%                 4.1%
Treuhandenstalt                        4.1%                 3.9%
Government of Sweden                   3.3%                 2.7%
Kingdom of Denmark                     3.1%                 4.6%
Republic of Italy                      2.5%                 2.9%


Average Annual Total Returns*
--------------------------------------------------------------------------------

                  International Balanced   International Balanced    MorningStar
                           Fund            Composite Benchmark (A)   Peer Group+
                           ----            -----------------------   -----------

YTD**                     -3.97%                    -0.48%               1.90%
1 Year                     4.18                      7.00                3.96
3 Years                    7.27                      7.01                9.21
Since Inception            7.07                      6.43                 N/A

Top Ten Countries (as of June 30, 1999)
--------------------------------------------------------------------------------
                     % of                       % of
                  investments                investments

United Kingdom       16.2%     Australia         7.3%
Japan                12.0%     Spain             6.3%
Germany              11.4%     Canada            5.7%
France               11.3%     Sweden            4.7%
United States         9.7%     Italy             3.9%


* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

(A) International Balanced Composite Index: 65% Morgan Stanley Capital International World Index Excluding US, and 35% Salomon Brothers Non-US Govt. Bond Index excluding US Taxes.

     There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

**   Year-to-date total returns are not annualized.

                                                     Inception: May 2, 1988
 International Equity Index Fund Independence International Associates,
 Inc.                                                          Norman Meltz
 The International Equity Index Fund returned 3.89% for the second quarter of 1999 versus the MSCI EAFE--GDP Index return of 3.52%. Year-to-date, the Fund's return of 5.87% has tracked the GDP Index return of 5.81% quite closely.
 Positive tracking this quarter and year-to-date has come largely from the Malaysian securities the Fund holds. At the end of September 1998 the Malaysian government imposed currency controls and Morgan Stanley subsequently removed Malaysia from the Index. The Fund continued to hold its Malaysian equities, as selling was not a viable option. During the recent quarter, these Malaysian holdings increased 74%, outpacing the Index by approximately 71%. Though the Fund's weight in Malaysia totaled less than 1%, the dramatic increase in these non-index holdings added about 40 basis points of return.
 European equity markets delivered flat returns, on average, this quarter. Measured in U.S. dollars, eight of fifteen markets had positive returns; seven produced negative numbers. Sweden's 13.4% return led all European markets and was the only double-digit performer. On the negative side, Ireland fell 11.1%. In general slow economic growth across Europe dampened investor enthusiasm for equities.
 Pacific region equity markets, on the other hand, performed reasonably well as a group this quarter as the recovery from the financial crisis in Southeast Asia continued. Singapore rose 34.0%, Hong Kong increased 23.3 and Japan rose 7.6%. The other five Pacific region equity markets also performed well, particularly Australia and New Zealand, both up over 7%. Singapore and Hong Kong each rose about 6%.
 A strong U.S. dollar detracted from international stock market returns across the globe. The Euro, now the currency of ten of the European countries owned by the Fund and representing over 40% of Fund assets, continued to fall versus the U.S. dollar. It declined 4.5% this part quarter. Currency weakness in the Pacific region also reduced returns to a U.S. based investor. In total, currency returns cost the Fund in excess of 3% this quarter.

                              [CHART APPEARS HERE]

                             Historical Fund Return

$10,000
Investment made 6/30/89
(10-year period)

  Date              International Equities Index Fund    MSCI EAFE-GDP Index
  ----              ---------------------------------    -------------------

30-Jun-89                        $ 10,000                     $ 10,000
31-Jul-89                        $ 11,000                     $ 11,258
31-Aug-89                        $ 10,628                     $ 10,754
29-Sep-89                        $ 10,989                     $ 11,245
31-Oct-89                        $ 10,798                     $ 10,796
30-Nov-89                        $ 11,217                     $ 11,341
29-Dec-89                        $ 11,611                     $ 11,762
31-Jan-90                        $ 11,131                     $ 11,326
28-Feb-90                        $ 10,945                     $ 10,538
30-Mar-90                        $ 10,998                      $ 9,443
30-Apr-90                        $ 10,894                      $ 9,370
31-May-90                        $ 11,759                     $ 10,442
29-Jun-90                        $ 11,935                     $ 10,353
31-Jul-90                        $ 12,111                     $ 10,501
31-Aug-90                        $ 11,011                      $ 9,484
28-Sep-90                        $ 10,302                      $ 8,166
31-Oct-90                        $ 10,558                      $ 9,440
30-Nov-90                        $ 10,634                      $ 8,887
31-Dec-90                        $ 10,689                      $ 9,034
31-Jan-91                        $ 10,852                      $ 9,328
28-Feb-91                        $ 11,490                     $ 10,331
28-Mar-91                        $ 11,638                      $ 9,713
30-Apr-91                        $ 11,688                      $ 9,812
31-May-91                        $ 11,958                      $ 9,917
28-Jun-91                        $ 11,332                      $ 9,191
31-Jul-91                        $ 11,894                      $ 9,645
30-Aug-91                        $ 12,014                      $ 9,451
30-Sep-91                        $ 12,108                      $ 9,987
31-Oct-91                        $ 12,315                     $ 10,131
27-Nov-91                        $ 12,037                      $ 9,661
31-Dec-91                        $ 13,187                     $ 10,163
31-Jan-92                        $ 13,155                      $ 9,949
28-Feb-92                        $ 13,131                      $ 9,595
31-Mar-92                        $ 12,529                      $ 8,965
30-Apr-92                        $ 12,494                      $ 9,009
29-May-92                        $ 12,848                      $ 9,615
30-Jun-92                        $ 12,604                      $ 9,162
31-Jul-92                        $ 12,532                      $ 8,930
31-Aug-92                        $ 12,394                      $ 9,494
30-Sep-92                        $ 12,350                      $ 9,309
30-Oct-92                        $ 12,284                      $ 8,824
30-Nov-92                        $ 12,797                      $ 8,909
31-Dec-92                        $ 12,970                      $ 8,958
29-Jan-93                        $ 13,048                      $ 8,960
26-Feb-93                        $ 12,983                      $ 9,233
31-Mar-93                        $ 13,414                     $ 10,041
30-Apr-93                        $ 13,496                     $ 10,996
28-May-93                        $ 14,182                     $ 11,231
30-Jun-93                        $ 14,057                     $ 11,059
30-Jul-93                        $ 14,304                     $ 11,448
31-Aug-93                        $ 15,105                     $ 12,069
30-Sep-93                        $ 15,304                     $ 11,800
29-Oct-93                        $ 16,289                     $ 12,166
30-Nov-93                        $ 15,680                     $ 11,105
31-Dec-93                        $ 17,159                     $ 11,909
31-Jan-94                        $ 17,277                     $ 12,919
28-Feb-94                        $ 17,076                     $ 12,886
31-Mar-94                        $ 16,185                     $ 12,334
29-Apr-94                        $ 16,490                     $ 12,860
31-May-94                        $ 16,683                     $ 12,789
30-Jun-94                        $ 16,253                     $ 12,972
29-Jul-94                        $ 16,626                     $ 13,100
31-Aug-94                        $ 17,396                     $ 13,413
30-Sep-94                        $ 17,034                     $ 12,993
31-Oct-94                        $ 17,376                     $ 13,429
30-Nov-94                        $ 16,239                     $ 12,786
30-Dec-94                        $ 16,085                     $ 12,870
31-Jan-95                        $ 15,186                     $ 12,378
28-Feb-95                        $ 15,445                     $ 12,346
31-Mar-95                        $ 16,006                     $ 13,119
28-Apr-95                        $ 16,488                     $ 13,616
31-May-95                        $ 16,826                     $ 13,457
30-Jun-95                        $ 16,664                     $ 13,225
31-Jul-95                        $ 17,589                     $ 14,052
31-Aug-95                        $ 17,089                     $ 13,519
29-Sep-95                        $ 17,331                     $ 13,787
31-Oct-95                        $ 17,031                     $ 13,420
30-Nov-95                        $ 17,110                     $ 13,797
29-Dec-95                        $ 17,374                     $ 14,356
31-Jan-96                        $ 17,648                     $ 14,418
29-Feb-96                        $ 17,848                     $ 14,471
29-Mar-96                        $ 18,019                     $ 14,782
30-Apr-96                        $ 18,686                     $ 15,215
31-May-96                        $ 18,496                     $ 14,939
28-Jun-96                        $ 18,537                     $ 15,027
31-Jul-96                        $ 17,751                     $ 14,591
30-Aug-96                        $ 17,890                     $ 14,627
30-Sep-96                        $ 18,225                     $ 15,019
31-Oct-96                        $ 18,112                     $ 14,869
29-Nov-96                        $ 18,922                     $ 15,464
31-Dec-96                        $ 18,970                     $ 15,269
31-Jan-97                        $ 18,643                     $ 14,738
28-Feb-97                        $ 18,713                     $ 14,983
31-Mar-97                        $ 18,365                     $ 15,041
30-Apr-97                        $ 18,495                     $ 15,124
30-May-97                        $ 20,053                     $ 16,112
30-Jun-97                        $ 21,092                     $ 17,005
31-Jul-97                        $ 21,755                     $ 17,283
29-Aug-97                        $ 19,385                     $ 15,996
30-Sep-97                        $ 20,786                     $ 16,896
31-Oct-97                        $ 17,969                     $ 15,601
28-Nov-97                        $ 17,963                     $ 15,445
31-Dec-97                        $ 18,017                     $ 15,584
 1-Jan-98                        $ 18,030                     $ 16,300
27-Feb-98                        $ 19,414                     $ 17,350
31-Mar-98                        $ 20,201                     $ 17,888
30-Apr-98                        $ 20,742                     $ 18,033
29-May-98                        $ 20,865                     $ 18,294
30-Jun-98                        $ 21,118                     $ 18,470
31-Jul-98                        $ 21,290                     $ 18,715
31-Aug-98                        $ 18,582                     $ 16,253
30-Sep-98                        $ 18,004                     $ 15,804
30-Oct-98                        $ 19,952                     $ 17,568
30-Nov-98                        $ 20,919                     $ 18,484
31-Dec-98                        $ 21,768                     $ 19,232
29-Jan-99                        $ 21,816                     $ 19,257
26-Feb-99                        $ 21,077                     $ 18,656
31-Mar-99                        $ 22,183                     $ 19,643
30-Apr-99                        $ 23,032                     $ 20,436
28-May-99                        $ 21,916                     $ 19,370
30-Jun-99                        $ 23,046                     $ 20,349


Top Ten Holdings (as of June 30, 1999)
--------------------------------------------------------------------------------

                                      % of              six months ago
                                   investments         % of investments

Nippon Telegraph & Telephone Corp.     2.9%                   2.0%
Toyota Motor Corp.                     2.4%                   2.1%
Deutsche Telekom AG                    1.7%                   1.4%
Allianz AG                             1.3%                   1.8%
Bank of Tokyo-Mitsubishi               1.3%                   1.0%
Nokia Oyj                              1.2%                   0.9%
ENI SpA                                1.2%                   1.4%
Telecom Italia Moblie SpA              1.2%                   1.5%
Telecom Italia SpA                     1.1%                   0.9%
Daimler/Chrysler AG                    0.9%                   1.0%


Average Annual Total Returns*
--------------------------------------------------------------------------------

                    International        MSCI EAFE     MorningStar
                  Equity Index Fund     -GDP Index     Peer Group+
                  -----------------     ----------     -----------

YTD**                   5.87%              5.81%          8.88%
1  Year                 9.13              10.17           5.75
3  Years                7.53              10.64          10.80
5  Years                7.23               9.42          11.01
10 Years                8.71               7.36          10.19


Top Ten Countries (as of June 30, 1999)
--------------------------------------------------------------------------------

                 % of                       % of
              investments                investments

Japan            35.3%      Spain           3.9%
Germany          13.4%      Australia       2.8%
France           10.6%      Netherlands     2.7%
United Kingdom    9.0%      Hong Kong       2.1%
Italy             8.2%      Sweden          1.7%

+ Total returns are for the period ended June 30, 1999, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

     Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

**   Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1996
 International Opportunities Fund Rowe Price-Fleming International,
 Inc.                                                             Martin Wade
 International stock markets strengthened against a weak currency backdrop in the second quarter, pushing the MSCI EAFE benchmark up 3% in US$ terms. The Fund outperformed the benchmark during the quarter with country allocation and stock selection both small positives.
 Country allocation relative to the benchmark was positive largely because value added in Latin America offset the negative performance in Japan. Latin American markets, where we are overweight, performed well. The Mexican economy remained robust relative to its region and Brazil benefited from a stable currency and falling interest rates. Underweighting Japan, which showed some signs of economic recovery during the quarter, hurt performance. Within Europe and Southeast Asia, smaller negatives and positives balanced each other. Stock selection was a small positive as strong stock selection in Japan, Switzerland and France, offset weaker performance in the UK and Sweden.
 At the end of June, Europe accounted for just under 70% of the fund, including almost 20% in the UK. We were slightly overweight the index on the Continent, and underweight the UK. Japan was about 18% of the fund, below the benchmark. Approximately 7% was invested elsewhere in the Pacific, mostly in Hong Kong and Australia, above the index's Pacific ex-Japan position. Latin America represented about 4% of the Fund.
 At the end of the second quarter we see international economies and markets poised for further improvement. Although we anticipate stronger international growth, abundant capacity outside the US should keep inflation muted. In contrast, we believe that US growth will moderate under the influence of higher interest rates. The recovering international regions should be able to withstand a decline in US demand, and we believe international markets can continue to rise at a reasonable pace in the coming quarters.

                [CHART OF HISTORICAL FUND RETURN APPEARS HERE]

                             Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

  Date        MSCI EAFE Index         International Opportunities Fund
  ----        ---------------         --------------------------------

Apr 1996         $10,000                           $10,000
May 1996         $ 9,818                           $10,024
Jun 1996         $ 9,876                           $10,129
Jul 1996         $ 9,590                           $ 9,820
Aug 1996         $ 9,613                           $ 9,971
Sep 1996         $ 9,871                           $10,191
Oct 1996         $ 9,773                           $10,150
Nov 1996         $10,164                           $10,609
Dec 1996         $10,036                           $10,672
Jan 1997         $ 9,687                           $10,544
Feb 1997         $ 9,847                           $10,672
Mar 1997         $ 9,886                           $10,659
Apr 1997         $ 9,940                           $10,701
May 1997         $10,590                           $11,332
Jun 1997         $11,176                           $11,796
Jul 1997         $11,359                           $12,113
Aug 1997         $10,513                           $10,992
Sep 1997         $11,104                           $11,719
Oct 1997         $10,253                           $10,863
Nov 1997         $10,151                           $10,859
Dec 1997         $10,242                           $10,880
Jan 1998         $10,713                           $11,254
Feb 1998         $11,403                           $11,932
Mar 1998         $11,756                           $12,346
Apr 1998         $11,852                           $12,435
May 1998         $11,797                           $12,391
Jun 1998         $11,889                           $12,416
Jul 1998         $12,012                           $12,560
Aug 1998         $10,527                           $10,980
Sep 1998         $10,207                           $10,715
Oct 1998         $11,274                           $11,681
Nov 1998         $11,854                           $12,199
Dec 1998         $12,325                           $12,612
Jan 1999         $12,312                           $12,484
Feb 1999         $12,051                           $12,268
Mar 1999         $12,645                           $12,769
Apr 1999         $13,291                           $13,241
May 1999         $12,689                           $12,623
Jun 1999         $13,303                           $13,113


Top Ten Holdings (as of June 30, 1999)
--------------------------------------------------------------------------------
                                             % of             six months ago
                                          investments        % of investments

National Westminster Bank plc                 2.4%                 3.0%
SmithKline Beecham plc                        1.9%                 2.6%
Wolters Kluwer NV - CVA                       1.8%                 2.4%
Shell Transport & Trading Co. plc1              7%                 1.6%
Nestle SA                                     1.6%                 2.0%
Vivendi                                       1.5%                 1.7%
Kingfisher plc                                1.4%                 1.8%
ING Groep NV                                  1.4%                 1.6%
Glaxo Wellcome plc                            1.4%                 1.8%
Diageo plc                                    1.4%                 1.6%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                     Intl. Opportunities        MSCI EAFE          MorningStar
                            Fund                  Index            Peer Group+
                            ----                  -----            -----------

YTD**                       3.97%                  7.94%               8.88%
1 Year                      5.61                  11.89                5.75
3 Years                     8.99                  10.44               10.80
Since Inception             8.94                   9.43                 N/A


Top Ten Countries (as of June 30, 1999)
--------------------------------------------------------------------------------
                     % of                          % of
                  investments                  investments

United Kingdom       19.1%     Germany             6.6%
Japan                18.7%     Italy               4.9%
France               11.3%     United States       4.0%
Netherlands           9.2%     Sweden              3.9%
Switzerland           6.6%     Spain               3.3%


* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, whenredeemed, may be worth more or less than their original cost. There are special risks associated with interntional investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

**   Year-to-date total returns are not annualized.

                                                       Inception: May 1, 1998
 Emerging Markets Equity Fund
 Montgomery Asset Management, LLC                    J. Jimenez & B. Sudweeks

 With the exception of a handful of small cap markets, all emerging markets appreciated during the quarter, helped by a rebound in commodity prices and a generally improving economic outlook. In contrast to the first quarter, when Latin America outperformed all other regions, Pacific Rim markets enjoyed the greatest appreciation, as investors became convinced that the region was recovering. Double and even triple digit gains in Asian Indices ensured a strong second quarter performance for the MSCI Emerging Markets Free Index, which returned 24.4% versus 12.4% for the previous quarter.
 The Fund enjoyed terrific absolute results for the quarter of 21.7%, versus a 24.4% return for the MSCI Emerging Markets Free Index. These returns mask an encouraging improvement in the Fund's relative returns as the quarter progressed. We attribute this trend to good country allocation decisions and stock selection, as well as benefits accruing from recent enhancements in the management of the Fund, namely, a move toward centralized portfolio construction and trade implementation, and improved risk management measures.
 In terms of the Fund positioning, two factors helped performance during the quarter: the Fund's country allocations and its overweight position in the outperforming commodities sector. During the quarter the Fund was overweight in Asia, specifically the strong South Korean and Thai markets. Stock selections that made a particularly strong contribution to performance included Hyundai Motors in Korea. Hyundai was added to the Fund mid-quarter and gained 50% over a six-week period. In Thailand, our positions in Banking and Finance helped to boost returns. The Fund was underweight in Taiwan, but overweight in the country's robust technology sector.
 In total, 57% of the fund was invested in countries likely to benefit from the improvement in commodity prices by the end of the quarter. Strong performers included South Africa's Anglo American Platinum, Posco Steel in Korea, and Mexican low cost copper producer Groupo Mexico.

                             [CHART APPEARS HERE]

                             Historical Fund Return

$10,000
Investment made 5/1/98
(Fund Inception Date)

     Date       Emerging Markets Equity Fund    MSCI Emerging Markets Free Index
     ----       ----------------------------    --------------------------------

  4/30/98                 $10,000                            $10,000
29-May-98                 $ 8,688                            $ 8,630
30-Jun-98                 $ 7,960                            $ 7,724
31-Jul-98                 $ 8,533                            $ 7,969
31-Aug-98                 $ 5,845                            $ 5,665
30-Sep-98                 $ 6,556                            $ 6,024
30-Oct-98                 $ 7,081                            $ 6,659
30-Nov-98                 $ 7,668                            $ 7,213
31-Dec-98                 $ 7,113                            $ 7,108
29-Jan-99                 $ 6,934                            $ 6,993
26-Feb-99                 $ 6,732                            $ 7,061
31-Mar-99                 $ 7,578                            $ 7,992
30-Apr-99                 $ 8,290                            $ 8,981
28-May-99                 $ 7,990                            $ 8,929
30-Jun-99                 $ 9,228                            $ 9,942


Top Ten Holdings (as of June 30, 1999)
--------------------------------------------------------------------------------
                                            % of              six months ago
                                         investments         % of investments

Telefonos de Maxico SA - ADR                 4.1%                   2.2%
Korea Telecom Corp.                          3.4%                   N/A
Korea Electric Power Corp. - ADR             3.1%                   N/A
Samsung Electronics                          3.1%                   1.6%
Telecommunicacoes Brasileiras, SA            2.7%                   9.6%
Samsung Display Devices Co.                  2.6%                   N/A
Pohang Iron & Steel Co., Ltd.                2.5%                   1.6%
Egypt Moblie Phone                           2.2%                   2.2%
Taiwan Semiconductor                         2.2%                   1.7%
     Manufacturing Co., Ltd. - ADR
Videsh Sanchar Nigam, Ltd.                   1.9%                   2.1%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                      Emerging Markets      MSCI Emerging     Morningstar
                       Equity Fund(1)    Markets Free Index   Peer Group +
                      ----------------   ------------------   ------------
YTD**                      29.73%              39.87%            37.30%
1 Year                     15.93               28.71             26.89
Since Inception            -6.67               -0.50               N/A


Top Ten Countries (as of June 30, 1999)
--------------------------------------------------------------------------------
                       % of                            % of
                    investments                     investments

South Korea            18.1%     India                  6.8%
Mexico                 12.9%     Turkey                 3.8%
Brazil                 11.7%     Philippines            3.7%
South Africa            9.3%     Thailand               3.6%
Taiwan                  7.0%     Israel                 3.4%


* Total returns are for the period ended June 30, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.


**   Year-to-date total returns are not annualized.

(1)  Returns reflect extra-ordinary capital contribution of $445,000 in June
     1999.

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

                             Large Cap  Sovereign     Emerging    International Global   Small Cap International Mid Cap
                               Growth     Bond     Markets Equity    Equity     Equity    Growth     Balanced     Growth
                             ---------- ---------  -------------- ------------- -------  --------- ------------- --------
ASSETS
Long term investments at
cost........................ $  885,212 $828,705      $10,415       $162,084    $15,501   $68,069     $26,555    $136,118
Net unrealized
appreciation/(depreciation)
of investments..............    343,465  (15,246)       1,236         16,191      1,578    23,792         475      38,467
Short term investments at
market......................      8,142   63,007        1,201          3,805        615     2,049         953      10,300
                             ---------- --------      -------       --------    -------   -------     -------    --------
 Total Investments..........  1,236,819  876,466       12,852        182,080     17,694    93,910      27,983     184,885
Cash........................                               27            137          2         3       1,015          21
Receivable for:
 Investments sold...........                 330          110                        20       440                   2,518
 Fund shares sold...........
 Interest...................              14,088                                                          242
 Dividends..................        697                    55            590         29         4          61          14
 Futures contracts daily
 variation..................                  83
 Foreign currency sold......
 Unrealized appreciation in
 forward foreign currency
 contracts..................                                              13         14                   102
 Other assets...............
                             ---------- --------      -------       --------    -------   -------     -------    --------
 TOTAL ASSETS...............  1,237,516 $890,967      $13,044       $182,820    $17,759   $94,357     $29,403    $187,438
LIABILITIES
Payables for:
 Investments purchased......      1,705    3,145          335                         7     1,414          58       5,911
 Fund shares purchased......
 Foreign currency purchased.
 Future contracts daily
 variation..................                                               2
 Unrealized depreciation in
 forward foreign currency
 contracts..................                                              96                              239
 Other liabilities..........        157      298           22            115          6        35          39          30
                             ---------- --------      -------       --------    -------   -------     -------    --------
 TOTAL LIABILITIES..........      1,862    3,443          357            213         13     1,449         336       5,941
                             ---------- --------      -------       --------    -------   -------     -------    --------
NET ASSETS.................. $1,235,654  887,524       12,687        182,607     17,746    92,908      29,067     181,497
                             ========== ========      =======       ========    =======   =======     =======    ========
Shares of beneficial
interest outstanding........     42,617   93,947        1,388         11,187      1,660     6,248       2,760       9,452
                             ---------- --------      -------       --------    -------   -------     -------    --------
Net asset value per share... $    28.99 $   9.45      $  9.14       $  16.32    $ 10.69   $ 14.87     $ 10.53    $  19.20
                             ========== ========      =======       ========    =======   =======     =======    ========
Composition of net assets:
 Capital Paid in............    763,411  910,521       11,764        166,786     16,231    64,521      28,197     128,703
 Accumulated net realized
 gain (loss) on investments.    128,740   (7,924)        (290)          (311)       (82)    4,902       1,387      14,812
 Undistributed net
 investment income..........         38      178           (9)          (173)         6      (307)       (829)       (485)
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments................    343,465  (15,246)       1,236         16,191      1,578    23,792         475      38,467
 Foreign currency
 translation................                              (14)            95         13                  (163)
 Futures contracts..........                  (5)                         19
                             ---------- --------      -------       --------    -------   -------     -------    --------
Net Assets.................. $1,235,654 $887,524      $12,687       $182,607    $17,746   $92,908     $29,067    $181,497
                             ========== ========      =======       ========    =======   =======     =======    ========

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

                             Large Cap  Money   Mid Cap  Small/Mid Cap  Bond    Small/Mid Cap Real Estate  Growth &
                               Value    Market   Value      Growth      Index       CORE        Equity      Income
                             --------- -------- -------- ------------- -------  ------------- ----------- ----------
ASSETS
Long term investments at
cost........................ $130,160           $ 93,777   $173,422    $32,652     $5,339      $136,042   $2,811,549
Net unrealized appreciation
(depreciation) of
investments.................   22,959              5,977     15,073     (1,260)       736        10,295    1,288,269
Short term investments at
market......................    6,285  $357,508      552      8,278         41        200                     20,350
                             --------  -------- --------   --------    -------     ------      --------   ----------
 Total Investments..........  159,404   357,508  100,306    196,773     31,433      6,275       146,337    4,120,168
Cash........................      167                           115                    50
Receivable for:
 Investments sold...........      174                         1,145                                          263,780
 Fund Shares sold...........                         326
 Interest...................        9                                      545
 Dividends..................      287                 92         53                     4         1,041        2,874
 Futures contracts daily
 variation..................                                                            4
 Foreign currency sold......
 Unrealized appreciation in
 forward foreign currency
 contracts..................
 Other Assets...............
                             --------  -------- --------   --------    -------     ------      --------   ----------
 TOTAL ASSETS............... $160,041  $357,508 $100,724   $198,086    $31,978     $6,333      $147,378   $4,386,822
LIABILITIES
Payables for:
 Investments purchased......      166                512      2,624                                          263,074
 Fund shares purchased......
 Foreign currency purchased.
 Future contracts daily
 variation..................
 Unrealized depreciation in
 forward foreign currency
 contracts..................
 Other liabilities..........       24       100       13         46         19          1            39          543
                             --------  -------- --------   --------    -------     ------      --------   ----------
 TOTAL LIABILITIES..........      190       100      525      2,670         19          1            39      263,617
                             --------  -------- --------   --------    -------     ------      --------   ----------
NET ASSETS..................  159,851   357,408  100,199    195,416     31,959      6,332       147,339    4,123,205
                             ========  ======== ========   ========    =======     ======      ========   ==========
Shares of beneficial
interest outstanding........   10,270    35,741    7,437     11,112      3,321        645        11,556      190,619
                             --------  -------- --------   --------    -------     ------      --------   ----------
Net asset value per share... $  15.56  $  10.00 $  13.47   $  17.59    $  9.62     $ 9.81      $  12.75   $    21.63
                             ========  ======== ========   ========    =======     ======      ========   ==========
Composition of net assets:
 Capital Paid in............  133,639   357,408   91,973    154,151     33,215      5,570       140,803    2,598,037
 Accumulated net realized
 gain (loss) on investments.    3,218              2,249     26,492          4         12        (4,986)     235,417
 Undistributed net
 investment income..........       35                         (300)          0          6         1,227        1,482
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments................   22,959              5,977     15,073     (1,260)       736        10,295    1,288,269
 Foreign currency
 translation................
 Futures contracts..........                                                            8
                             --------  -------- --------   --------    -------     ------      --------   ----------
Net Assets.................. $159,851  $357,408 $100,199   $195,416    $31,959     $6,332      $147,339   $4,123,205
                             ========  ======== ========   ========    =======     ======      ========   ==========

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
------------------------------------------------------------------------
(000's Omitted)

                                        Short-Term Small Cap International  Equity  High Yield Global
                              Managed      Bond      Value   Opportunities  Index      Bond     Bond
                             ---------- ---------- --------- ------------- -------- ---------- -------
ASSETS
Long term investments at
cost........................ $2,819,394  $68,166    $66,847     $59,028    $268,031  $17,703   $70,688
Net unrealized appreciation
(depreciation) of
investments.................    566,580   (1,052)     3,349       6,238      70,141     (791)   (2,188)
Short term investments at
market......................    344,569    2,771      4,057       1,607         793      225    13,664
                             ----------  -------    -------     -------    --------  -------   -------
 Total Investments..........  3,730,543   69,885     74,253      66,873     338,965   17,137    82,164
Cash........................      4,164                           1,197                          5,760
Receivable for:
 Investments sold...........     28,926               8,630          98       1,792                985
 Fund Shares sold...........
 Interest...................     16,078    1,128                                         376       988
 Dividends..................      1,602                  61         213         321
 Futures contracts daily
 variation..................                                                    250
 Foreign currency sold......
 Unrealized appreciation in
 forward foreign currency
 contracts..................     19,608                                                          1,063
 Other Assets...............
                             ----------  -------    -------     -------    --------  -------   -------
 TOTAL ASSETS............... $3,800,921  $71,013    $82,944     $68,381    $341,328  $17,513   $90,960
LIABILITIES
Payables for:
 Investments purchased......    349,485              12,613         152       1,331       33    18,135
 Fund shares purchased......
 Foreign currency purchased.
 Future contracts daily
 variation..................        440
 Unrealized depreciation in
 forward foreign currency
 contracts..................     12,535                                                              3
 Other liabilities..........        570       67         15          53          83       12        40
                             ----------  -------    -------     -------    --------  -------   -------
 TOTAL LIABILITIES..........    363,030       67     12,628         205       1,414       45    18,178
                             ----------  -------    -------     -------    --------  -------   -------
NET ASSETS..................  3,437,891   70,946     70,316      68,176     339,914   17,468    72,782
                             ==========  =======    =======     =======    ========  =======   =======
Shares of beneficial
interest outstanding........    210,750    7,222      5,814       5,407      17,201    1,909     7,182
                             ----------  -------    -------     -------    --------  -------   -------
Net asset value per share... $    16.31  $  9.82    $ 12.09     $ 12.61    $  19.76  $  9.15   $ 10.13
                             ==========  =======    =======     =======    ========  =======   =======
Composition of net assets:
 Capital Paid in............  2,689,026   72,861     65,217      59,644     262,008   18,235    73,377
 Accumulated net realized
 gain (loss) on investments.    168,511     (950)     1,702       2,267       7,217       24       665
 Undistributed net
 investment income..........      4,698       87         48          52          85               (147)
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments................    566,580   (1,052)     3,349       6,238      70,141     (791)   (2,188)
 Foreign currency
 translation................      6,906                             (25)                         1,075
 Futures contracts..........      2,170                                         463
                             ----------  -------    -------     -------    --------  -------   -------
Net Assets.................. $3,437,891  $70,946    $70,316     $68,176    $339,914  $17,468   $72,782
                             ==========  =======    =======     =======    ========  =======   =======

See notes to financial statements.

STATEMENT OF OPERATIONS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

                             Large Cap  Sovereign     Emerging    International Global  Small Cap International Mid Cap
                              Growth      Bond     Markets Equity Equity Index  Equity   Growth     Balanced    Growth
                             ---------  ---------  -------------- ------------- ------  --------- ------------- -------
INVESTMENT INCOME
 Income
 Interest................... $    352   $ 32,192       $   29        $    82    $   20   $    45     $   375    $   141
 Dividends (Note B).........    3,982                     101          1,860       157        24         199         62
                             --------   --------       ------        -------    ------   -------     -------    -------
                                4,334     32,192          130          1,942       177        69         574        203
 Expenses
 Investment advisory fees
 (Note C)...................    2,119      1,117           60            146        72       301         125        544
 Auditors fees..............       34         28            6             10         6         8           7          8
 Custodian fees.............       64         71           37            115        42        35          59         38
 Fidelity bond fees.........        0                                                          0           1          0
 Legal fees.................       10          8                           1                   1                      1
 Printing & mailing fees....      175        142           12             42        13        33          15         25
 Trustees fees..............        5          4            2              3         3         2           2          3
 Other fees.................        1          1                           3                   0
                             --------   --------       ------        -------    ------   -------     -------    -------
                                2,408      1,371          117            320       136       380         209        619
 Less expenses reimbursed
 (Note C)...................                               48                       48         0          55          0
                             --------   --------       ------        -------    ------   -------     -------    -------
                                2,408      1,371           69            320        88       380         154        619
                             --------   --------       ------        -------    ------   -------     -------    -------
Net Investment
Income/(Loss)...............    1,926     30,821           61          1,622        89      (311)        420       (416)
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
 Net realized gain/(loss) on
 sales of investments.......  128,740     (7,924)        (290)          (119)      (82)    4,902       1,387     14,812
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments................   (6,620)   (36,094)       2,548          8,820     1,402     6,913      (2,316)    16,672
 Foreign currency
 translation................                              (14)           (15)       13                  (701)       (33)
                             --------   --------       ------        -------    ------   -------     -------    -------
 Net realized and unrealized
 gain/(loss) on investments.  122,120    (44,018)       2,244          8,686     1,333    11,815      (1,630)    31,451
                             --------   --------       ------        -------    ------   -------     -------    -------
 Net increase/(decrease) in
 net assets resulting from
 operations................. $124,046   $(13,197)      $2,305        $10,308    $1,422   $11,504     $(1,210)   $31,035
                             ========   ========       ======        =======    ======   =======     =======    =======

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

                              Large Cap Money  Mid Cap Small/Mid Cap  Bond    Small/Mid Cap Real Estate Growth &
                                Value   Market  Value     Growth      Index       CORE        Equity     Income
                              --------- ------ ------- ------------- -------  ------------- ----------- --------
INVESTMENT INCOME
 Income
 Interest...................   $   180  $9,235 $   50        $158    $ 1,000      $  1        $    26   $    890
 Dividends (Note B).........     1,721     --     748         328                   31          4,681     23,572
                               -------  ------ ------     -------    -------      ----        -------   --------
                                 1,901   9,235    798         486      1,000        32          4,707     24,462
 Expenses
 Investment advisory fees
 (Note C)...................       500     458    368         696         22        21            434      4,755
 Auditors fees..............         9      15      8          11          7         6             10         96
 Custodian fees.............        39      32     28          37         23        34             29        148
 Fidelity bond fees.........                 1
 Legal fees.................         1       4      1           1                                   1         34
 Printing & mailing fees....        29      64     24          38         15        12             32        542
 Trustees fees..............         3       3      3           3          3         2              3         10
 Other fees.................                                                                                   2
                               -------  ------ ------     -------    -------      ----        -------   --------
                                   581     577    432         786         70        75            509      5,587
 Less expenses reimbursed
 (Note C)...................                                              19        49
                               -------  ------ ------     -------    -------      ----        -------   --------
                                   581     577    432         786         51        26            509      5,587
                               -------  ------ ------     -------    -------      ----        -------   --------
Net Investment Income.......     1,320   8,658    366       (300)        949         6          4,198     18,875
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
 Net realized gain (loss) on
 sales of investments.......     3,218          2,249      26,492          4        12         (4,986)   235,417
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments................    11,294          6,931     (7,849)     (1,718)      480          9,016    168,971
 Foreign currency
 translation ...............
                               -------  ------ ------     -------    -------      ----        -------   --------
 Net realized and unrealized
 gain on investments........    14,512          9,180      18,643     (1,714)      492          4,030    404,388
                               -------  ------ ------     -------    -------      ----        -------   --------
 Net increase in net assets
 resulting from operations..   $15,832  $8,658 $9,546     $18,343    $  (765)     $498        $ 8,228   $423,263
                               =======  ====== ======     =======    =======      ====        =======   ========

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

                                        Short-Term Small Cap International Equity  High Yield  Global
                              Managed      Bond      Value   Opportunities  Index    Bond       Bond
                              --------  ---------- --------- ------------- ------- ---------- ---------
INVESTMENT INCOME
 Income
 Interest...................  $ 38,412    $2,539    $   42      $   64     $    10    $700     $ 2,035
 Dividends (Note B).........    12,942       --        385         777        2071       6
                              --------    ------    ------      ------     -------    ----     -------
                                51,354     2,539       427         841       2,081     706       2,035
 Expenses
 Investment advisory fees
 (Note C)...................     5,324       113       247         286         194      53         240
 Auditors fees..............        87         8         7           7          12       6           7
 Custodian fees.............       164        25        32          61          70      28          31
 Fidelity bond fees.........
 Legal fees.................        30         1                     1           2                   1
 Printing & mailing fees....       485        22        19          20          46      13          27
 Trustees fees..............         9         2         3           3           3       3           3
 Other fees.................         2                                           5
                              --------    ------    ------      ------     -------    ----     -------
                                 6,101       171       308         378         332     103         309
 Less expenses reimbursed
 (Note C)...................                                        27         332      34
                              --------    ------    ------      ------     -------    ----     -------
                                 6,101       171       308         351           0      69         309
                              --------    ------    ------      ------     -------    ----     -------
Net Investment Income.......    45,253     2,368       119         490       2,081     637       1,726
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
 Net realized gain/(loss) on
 sales of investments.......   168,511      (950)    1,702       2,267       7,217      24         665
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments................   (38,307)     (744)    1,072        (215)     24,350    (225)     (4,795)
 Foreign currency
 translation ...............    11,781                             (27)                            935
                              --------    ------    ------      ------     -------    ----     -------
 Net realized and unrealized
 gain on investments........   141,985    (1,694)    2,774       2,025      31,567    (201)     (3,195)
                              --------    ------    ------      ------     -------    ----     -------
 Net increase in net assets
 resulting from operations..  $187,238    $  674    $2,893      $2,515     $33,648    $436     $(1,469)
                              ========    ======    ======      ======     =======    ====     =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                          Large Cap Growth           Sovereign Bond         Emerging Markets Equity
                      ------------------------- ------------------------- ----------------------------
                       Unaudited                 Unaudited                 Unaudited
                       Six-Month                 Six-Month                 Six-Month     Period from
                      Period Ended  Year Ended  Period Ended  Year Ended  Period Ended May 1, 1998(*)
                        June 30,   December 31,   June 30,   December 31,   June 30,   to December 31,
                          1999         1998         1999         1998         1999          1998
                      ------------ ------------ ------------ ------------ ------------ ---------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........      $    1,926   $    5,356    $ 30,821     $ 58,240     $    61        $    27
 Net realized
 gain (loss) on
 sales of
 investments.....         128,740      104,660      (7,924)      12,121        (290)        (1,644)
 Change in net
 unrealized
 appreciation/
 (depreciation)
 of investments..          (6,620)     198,191     (36,094)      (3,300)      2,548         (1,312)
 Foreign currency
 translation.....                                                               (14)
                       ----------   ----------    --------     --------     -------        -------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......         124,046      308,207     (13,197)      67,061       2,305         (2,929)
Distributions to
Shareholders
From:
 Net investment
 income..........          (1,926)      (5,356)    (30,821)     (58,240)        (61)           (16)
 Realized gain on
 investments.....                     (104,621)                 (12,168)
 Capital Paid in.                          (39)                                                (11)
                       ----------   ----------    --------     --------     -------        -------
 Decrease in net
 assets resulting
 from
 distributions...          (1,926)    (110,016)    (30,821)     (70,408)        (61)           (27)
 Capital
 Contribution....                                                               445
Trust Share
Transactions
 Proceeds from
 shares sold.....          84,898      132,463      54,146      120,694       6,551         11,982
 Distributions
 reinvested......           1,926      110,016      30,821       70,408          61             27
 Payment for
 shares redeemed.        (100,054)     (68,304)    (60,546)     (84,404)     (3,924)        (1,743)
                       ----------   ----------    --------     --------     -------        -------
 Increase/(decrease)
 from trust share
 transactions....         (13,230)     174,175      24,421      106,698       2,688         10,266
                       ----------   ----------    --------     --------     -------        -------
NET
INCREASE/(DECREASE)
IN NET ASSETS....         108,890      372,366     (19,597)     103,351       5,377          7,310
NET ASSETS
 Beginning of
 Period..........       1,126,764      754,398     907,121      803,770       7,310
                       ----------   ----------    --------     --------     -------        -------
 End of Period...      $1,235,654   $1,126,764    $887,524     $907,121     $12,687        $ 7,310
                       ==========   ==========    ========     ========     =======        =======
Analysis of Trust
Share
Transactions:
 Sold............           3,115        5,424       5,542       12,001         836          1,271
 Reinvested......              70        4,217       3,188        7,044           7              4
 Redeemed........          (3,584)      (2,861)     (6,212)      (8,405)       (487)          (243)
                       ----------   ----------    --------     --------     -------        -------
Net
increase/(decrease)
in shares
outstanding......            (399)       6,780       2,518       10,640         356          1,032
                       ==========   ==========    ========     ========     =======        =======
                      International Equity Index               Global Equity
                      --------------------------------- ----------------------------
                                                         Unaudited
                        Unaudited                        Six-Month     Period from
                        Six-Month       Year Ended      Period Ended May 1, 1998(*)
                      Period Ended     December 31,       June 30,   to December 31,
                      June 30, 1999        1998             1999          1998
                      ---------------- ---------------- ------------ ---------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........       $       1,622    $       2,359    $    89        $   106
 Net realized
 gain (loss) on
 sales of
 investments.....                (311)          24,001        (82)          (376)
 Change in net
 unrealized
 appreciation/
 (depreciation)
 of investments..               8,820            4,183      1,402            176
 Foreign currency
 translation.....                 (15)             107         13
                      ---------------- ---------------- ------------ ---------------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......              10,116           30,650      1,422            (94)
Distributions to
Shareholders
From:
 Net investment
 income..........              (1,622)          (2,321)       (80)           (99)
 Realized gain on
 investments.....                              (24,366)
 Capital Paid in.                                                             (7)
                      ---------------- ---------------- ------------ ---------------
 Decrease in net
 assets resulting
 from
 distributions...              (1,622)         (26,687)       (80)          (106)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....              17,951           24,581      1,442         17,755
 Distributions
 reinvested......               1,622           26,687         80            106
 Payment for
 shares redeemed.             (18,597)         (34,453)      (399)        (2,380)
                      ---------------- ---------------- ------------ ---------------
 Increase/(decrease)
 from trust share
 transactions....                 976           16,815      1,123         15,481
                      ---------------- ---------------- ------------ ---------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....               9,470           20,778      2,465         15,281
NET ASSETS
 Beginning of
 Period..........             173,137          152,359     15,281
                      ---------------- ---------------- ------------ ---------------
 End of Period...       $     182,607    $     173,137    $17,746        $15,281
                      ================ ================ ============ ===============
Analysis of Trust
Share
Transactions:
 Sold............               1,131            1,470        144          1,800
 Reinvested......                 102            1,703          8             11
 Redeemed........              (1,173)          (2,070)       (40)          (263)
                      ---------------- ---------------- ------------ ---------------
Net
increase/(decrease)
in shares
outstanding......                  60            1,103        112          1,548
                      ================ ================ ============ ===============

(*) Commencement of investment operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                                      International                Mid Cap                  Large Cap
                          Small Cap Growth              Balanced                   Growth                     Value
                      ------------------------- ------------------------- ------------------------- -------------------------
                       Unaudited                 Unaudited                 Unaudited                 Unaudited
                       Six-Month                 Six-Month                 Six-Month                 Six-Month
                      Period Ended  Year Ended  Period Ended  Year Ended  Period Ended  Year Ended  Period Ended  Year Ended
                        June 30,   December 31,   June 30,   December 31,   June 30,   December 31,   June 30,   December 31,
                          1999         1998         1999         1998         1999         1998         1999         1998
                      ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........       $  (311)     $   (363)    $   420      $   887      $   (416)    $   (383)    $  1,320     $  2,071
 Net realized
 gain/(loss) on
 sales of
 investments.....         4,902          (271)      1,387          609        14,812        8,102        3,218        4,295
 Change in net
 unrealized
 appreciation
 (depreciation)
 of investments..         6,913        10,212     (2,316)        2,412        16,672       15,541       11,294        2,592
 Foreign Currency
 Translation.....                                   (701)          660           (33)          75
                        -------      --------     -------      -------      --------     --------     --------     --------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......        11,504         9,578     (1,210)        4,568        31,035       23,335       15,832        8,958
Distributions to
Shareholders
From:
 Net investment
 income..........                                   (420)         (887)                                 (1,320)      (2,052)
 Realized gain on
 investments.....                                               (1,103)                    (7,468)                   (4,289)
 Capital Paid in.                                                  (24)                      (833)                      (21)
                        -------      --------     -------      -------      --------     --------     --------     --------
 Decrease in net
 assets resulting
 from
 distributions...                                   (420)       (2,014)                    (8,301)      (1,320)      (6,362)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....        18,063        31,182       3,681        6,272        66,008       40,746       32,388       53,200
 Distributions
 reinvested......                                     420        2,014                      8,301        1,320        6,362
 Payment for
 shares redeemed.       (11,508)      (14,672)    (3,820)       (5,844)       (9,631)     (10,231)     (11,734)     (12,062)
                        -------      --------     -------      -------      --------     --------     --------     --------
 Increase
 (decrease) from
 trust share
 transactions....         6,555        16,510         281        2,442        56,377       38,816       21,974       47,500
                        -------      --------     -------      -------      --------     --------     --------     --------
NET
INCREASE/(DECREASE)
IN NET
ASSETS...........        18,059        26,088     (1,349)        4,996        87,412       53,850       36,486       50,096
NET ASSETS
 Beginning of
 Period..........        74,849        48,761      30,416       25,420        94,085       40,235      123,365       73,269
                        -------      --------     -------      -------      --------     --------     --------     --------
 End of Period...       $92,908      $ 74,849     $29,067      $30,416      $181,497     $ 94,085     $159,851     $123,365
                        =======      ========     =======      =======      ========     ========     ========     ========
Analysis of Trust
Share
Transactions:
 Sold............         1,349         2,779         337          581         3,816        3,075        2,196        3,809
 Reinvested......                                      39          184                        549           91          455
 Redeemed........          (864)       (1,314)      (350)         (545)         (588)        (774)        (816)        (864)
                        -------      --------     -------      -------      --------     --------     --------     --------
Net
increase/(decrease)
in shares
outstanding......           485         1,465          26          220         3,228        2,850        1,471        3,400
                        =======      ========     =======      =======      ========     ========     ========     ========
                            Money Market
                      -------------------------
                       Unaudited
                       Six-Month
                      Period Ended  Year Ended
                        June 30,   December 31,
                          1999         1998
                      ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........      $   8,658    $  15,838
 Net realized
 gain/(loss) on
 sales of
 investments.....
 Change in net
 unrealized
 appreciation
 (depreciation)
 of investments..
 Foreign Currency
 Translation.....
                      ------------ ------------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......          8,658       15,838
Distributions to
Shareholders
From:
 Net investment
 income..........         (8,658)     (15,838)
 Realized gain on
 investments.....
 Capital Paid in.
                      ------------ ------------
 Decrease in net
 assets resulting
 from
 distributions...         (8,658)     (15,838)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....        314,233      386,221
 Distributions
 reinvested......          8,658       15,838
 Payment for
 shares redeemed.       (360,678)    (236,307)
                      ------------ ------------
 Increase
 (decrease) from
 trust share
 transactions....        (37,787)     165,752
                      ------------ ------------
NET
INCREASE/(DECREASE)
IN NET
ASSETS...........        (37,787)     165,752
NET ASSETS
 Beginning of
 Period..........        395,195      229,443
                      ------------ ------------
 End of Period...      $ 357,408    $ 395,195
                      ============ ============
Analysis of Trust
Share
Transactions:
 Sold............         31,423       38,622
 Reinvested......            866        1,584
 Redeemed........        (36,067)     (23,631)
                      ------------ ------------
Net
increase/(decrease)
in shares
outstanding......         (3,778)      16,575
                      ============ ============

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                            Mid Cap Value         Small/Mid Cap Growth             Bond Index
                      ------------------------- ------------------------- ----------------------------
                       Unaudited                 Unaudited                 Unaudited
                       Six-Month                 Six-Month                 Six-Month   Period from May
                      Period Ended  Year Ended  Period Ended  Year Ended  Period Ended   1, 1998(*)
                        June 30,   December 31,   June 30,   December 31,   June 30,   to December 31,
                          1999         1998         1999         1998         1999          1998
                      ------------ ------------ ------------ ------------ ------------ ---------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........       $    366     $    820     $   (300)    $   (217)    $   949        $ 1,089
 Net realized
 gain/(loss) on
 sales of
 investments.....          2,249       (8,690)      26,492        2,111           4            267
 Change in net
 unrealized
 appreciation
 (depreciation)
 of investments..          6,931       (4,194)      (7,849)       8,644      (1,718            458
 Foreign Currency
 Translation.....
                        --------     --------     --------     --------     -------        -------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......          9,546      (12,064)      18,343       10,538        (765)         1,814
Distributions to
Shareholders
From:
 Net investment
 income..........           (366)        (820)                                 (949)        (1,089)
 Realized gain on
 investments.....                                                (3,671)                      (267)
 Capital Paid in.
                        --------     --------     --------     --------     -------        -------
 Decrease in net
 assets resulting
 from
 distributions...           (366)        (820)                   (3,671)       (949)        (1,356)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....         16,110       63,576       10,273       18,908       5,766         26,269
 Distributions
 reinvested......            366          820                     3,671         949          1,356
 Payment for
 shares redeemed.        (20,277)     (21,665)     (26,532)     (49,726)     (1,043)           (82)
                        --------     --------     --------     --------     -------        -------
 Increase/(decrease)
 from trust share
 transactions....         (3,801)      42,731      (16,259)     (27,147)      5,672         27,543
                        --------     --------     --------     --------     -------        -------
NET
INCREASE/(DECREASE)
IN NET ASSETS....          5,379       29,847        2,084      (20,280)      3,958         28,001
NET ASSETS
 Beginning of
 Period..........         94,820       64,973      193,332      213,612      28,001
                        --------     --------     --------     --------     -------        -------
 End of Period...       $100,199     $ 94,820     $195,416     $193,332     $31,959        $28,001
                        ========     ========     ========     ========     =======        =======
Analysis of Trust
Share
Transactions:
 Sold............          1,297        4,722          630        1,216         582          2,623
 Reinvested......             30           66            0          230          96            133
 Redeemed........         (1,671)      (1,693)      (1,647)      (3,201)       (105)            (8)
                        --------     --------     --------     --------     -------        -------
Net
increase/(decrease)
in shares
outstanding......           (344)       3,095       (1,017)      (1,755)        573          2,748
                        ========     ========     ========     ========     =======        =======
                           Small/Mid Cap CORE         Real Estate Equity
                      ---------------------------- -------------------------
                       Unaudited                    Unaudited
                       Six-Month     Period from    Six-Month
                      Period Ended May 1, 1998(*)  Period Ended  Year Ended
                        June 30,   to December 31,   June 30,   December 31,
                          1999          1998           1999         1998
                      ------------ --------------- ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........        $    6        $    0        $  4,198     $  9,787
 Net realized
 gain/(loss) on
 sales of
 investments.....            12          (750)         (4,986)       1,614
 Change in net
 unrealized
 appreciation
 (depreciation)
 of investments..           480           264           9,016      (44,965)
 Foreign Currency
 Translation.....
                      ------------ --------------- ------------ ------------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......           498          (486)          8,228      (33,564)
Distributions to
Shareholders
From:
 Net investment
 income..........            (6)                       (5,079)      (8,848)
 Realized gain on
 investments.....                                                   (1,695)
 Capital Paid in.                                                      (58)
                      ------------ --------------- ------------ ------------
 Decrease in net
 assets resulting
 from
 distributions...                                      (5,079)     (10,601)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....         1,595         6,188           9,875       22,171
 Distributions
 reinvested......             0           --            5,079       10,601
 Payment for
 shares redeemed.          (776)         (687)        (23,553)     (39,949)
                      ------------ --------------- ------------ ------------
 Increase/(decrease)
 from trust share
 transactions....           819         5,501          (8,599)      (7,177)
                      ------------ --------------- ------------ ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....         1,317         5,015          (5,450)     (51,342)
NET ASSETS
 Beginning of
 Period..........         5,015                       152,789      204,131
                      ------------ --------------- ------------ ------------
 End of Period...        $6,332        $5,015        $147,339     $152,789
                      ============ =============== ============ ============
Analysis of Trust
Share
Transactions:
 Sold............           174           636             806        1,549
 Reinvested......                                         418          778
 Redeemed........           (85)          (80)         (1,931)      (2,894)
                      ------------ --------------- ------------ ------------
Net
increase/(decrease)
in shares
outstanding......            89           556            (707)        (567)
                      ============ =============== ============ ============

(*) Commencement of investment operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                  Growth & Income               Managed               Short-Term Bond
                             ------------------------- ------------------------- -------------------------
                              Unaudited                 Unaudited                 Unaudited
                              Six-Month                 Six-Month                 Six-Month
                             Period Ended  Year Ended  Period Ended  Year Ended  Period Ended  Year Ended
                               June 30,   December 31,   June 30,   December 31,   June 30,   December 31,
                                 1999         1998         1999         1998         1999         1998
                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........             $   18,875   $   39,405   $   45,253   $   90,312    $  2,368     $  3,965
 Net realized
 gain/(loss) on
 sales of
 investments.....                235,417      320,993      168,511      215,053        (950)         (82)
 Change in net
 unrealized
 appreciation/(depreciation)
 of investments..                168,971      486,604      (38,307)     261,761        (744)        (325)
 Foreign
 currency
 translation.....                                           11,781       (4,875)
                              ----------   ----------   ----------   ----------    --------     --------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......                423,263      847,002      187,238      562,251         674        3,558
Distributions to
Shareholders
From:
 Net investment
 income..........                (18,875)     (39,405)     (45,253)     (90,312)     (2,368)      (3,946)
 Realized gain on
 investments.....                            (320,993)                 (212,457)
 Capital Paid in.                                                       (10,444)
                              ----------   ----------   ----------   ----------    --------     --------
 Decrease in net
 assets
 resulting from
 distributions...                (18,875)    (360,398)     (45,253)    (313,213)     (2,368)      (3,946)
 Capital
 Contribution....
Trust Share
Transactions:
 Proceeds from
 shares sold.....                177,400      265,420      172,945      187,045      21,596       48,539
 Distributions
 reinvested......                 18,875      360,398       45,253      313,213       2,368        3,946
 Payment for
 shares redeemed.               (148,243)    (227,601)    (224,202)    (247,513)    (28,518)     (26,023)
                              ----------   ----------   ----------   ----------    --------     --------
 Increase
 (decrease) from
 trust share
 transactions....                 48,032      398,217       (6,004)     252,745      (4,554)      26,462
                              ----------   ----------   ----------   ----------    --------     --------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                452,420      884,821      135,981      501,783      (6,248)      26,074
NET ASSETS
 Beginning of
 Period..........              3,670,785    2,785,964    3,301,910    2,800,127      77,194       51,120
                              ----------   ----------   ----------   ----------    --------     --------
 End of Period...             $4,123,205   $3,670,785   $3,437,891   $3,301,910    $ 70,946     $ 77,194
                              ==========   ==========   ==========   ==========    ========     ========
Analysis of Trust
Share
Transactions:
 Sold............                  8,675       14,254       10,809       12,059       2,163        4,790
 Reinvested......                    929       18,597        2,856       20,147         239          390
 Redeemed........                 (7,304)     (12,305)     (14,086)     (16,174)     (2,862)      (2,568)
                              ----------   ----------   ----------   ----------    --------     --------
Net
increase/(decrease)
in shares
outstanding......                  2,300       20,546         (421)      16,032        (460)       2,612
                              ==========   ==========   ==========   ==========    ========     ========
                                                             International
                                  Small Cap Value            Opportunities
                             ------------------------- -------------------------
                              Unaudited                 Unaudited
                              Six-Month                 Six-Month
                             Period Ended  Year Ended  Period Ended  Year Ended
                               June 30,   December 31,   June 30,   December 31,
                                 1999         1998         1999         1998
                             ------------ ------------ ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........              $   119      $    352     $    490     $    435
 Net realized
 gain/(loss) on
 sales of
 investments.....                1,702        (4,544)       2,267         (303)
 Change in net
 unrealized
 appreciation/(depreciation)
 of investments..                1,072           253         (215)       6,179
 Foreign
 currency
 translation.....                                             (27)          12
                             ------------ ------------ ------------ ------------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......                2,893        (3,939)       2,515        6,323
Distributions to
Shareholders
From:
 Net investment
 income..........                (119)          (352)        (490)        (416)
 Realized gain on
 investments.....
 Capital Paid in.
                             ------------ ------------ ------------ ------------
 Decrease in net
 assets
 resulting from
 distributions...                (119)          (352)        (490)        (416)
 Capital
 Contribution....
Trust Share
Transactions:
 Proceeds from
 shares sold.....               12,962        35,658       17,558       41,865
 Distributions
 reinvested......                  119           352          490          416
 Payment for
 shares redeemed.              (9,634)       (10,885)     (16,147)     (14,569)
                             ------------ ------------ ------------ ------------
 Increase
 (decrease) from
 trust share
 transactions....                3,447        25,125        1,901       27,712
                             ------------ ------------ ------------ ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                6,221        20,834        3,926       33,619
NET ASSETS
 Beginning of
 Period..........               64,095        43,261       64,250       30,631
                             ------------ ------------ ------------ ------------
 End of Period...              $70,316      $ 64,095     $ 68,176     $ 64,250
                             ============ ============ ============ ============
Analysis of Trust
Share
Transactions:
 Sold............                1,152         2,952        1,429        3,600
 Reinvested......                   11            31           39           36
 Redeemed........                (879)          (940)      (1,322)      (1,258)
                             ------------ ------------ ------------ ------------
Net
increase/(decrease)
in shares
outstanding......                  284         2,043          146        2,378
                             ============ ============ ============ ============

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                Equity Index              High Yield Bond               Global Bond
                          ------------------------- ---------------------------- -------------------------
                           Unaudited                 Unaudited                    Unaudited
                           Six-Month                 Six-Month     Period from    Six-Month
                          Period Ended  Year Ended  Period Ended May 1, 1998(*)  Period Ended  Year Ended
                            June 30,   December 31,   June 30,   to December 31,   June 30,   December 31,
                              1999         1998         1999          1998           1999         1998
                          ------------ ------------ ------------ --------------- ------------ ------------
INCREASE (DECREASE) IN
NET ASSETS
From Operations
 Net investment income..    $  2,081     $  2,567     $   637        $   565       $  1,726     $  2,456
 Net realized gain
 (loss) on sales of
 investments............       7,217        3,458          24              7            665         (559)
 Change in net
 unrealized appreciation
 (depreciation) of
 investments............      24,350       34,583        (225)          (566)        (4,795)       2,172
 Foreign Currency
 Translation............           0                                                    935           21
                            --------     --------     -------        -------       --------     --------
 Net increase (decrease)
 in net assets resulting
 from operations........      33,648       40,608         436              6         (1,469)       4,090
Distributions to
Shareholders From:
 Net investment income..      (2,081)      (2,483)       (637)          (565)        (1,726)      (1,387)
 Realized gain on
 investments............                   (3,661)                        (7)                       (534)
 Capital Paid in........                                                                            (891)
                            --------     --------     -------        -------       --------     --------
 Decrease in net assets
 resulting from
 distributions..........      (2,081)      (6,144)       (637)          (572)        (1,726)      (2,812)
 Capital Contribution...
Trust Share Transactions
 Proceeds from shares
 sold...................     102,230      117,380       6,163         16,627         20,726       45,716
 Distributions
 reinvested.............       2,081        6,144         637            572          1,726        2,812
 Payment for shares
 redeemed...............     (28,542)     (26,800)     (3,920)        (1,844)       (13,266)     (11,662)
                            --------     --------     -------        -------       --------     --------
 Increase (decrease)
 from trust share
 transactions...........      75,769       96,724       2,880         15,355          9,186       36,866
                            --------     --------     -------        -------       --------     --------
NET INCREASE (DECREASE)
IN NET ASSETS...........     107,336      131,188       2,679         14,789          5,991       38,144
NET ASSETS
 Beginning of Period....     232,578      101,390      14,789              0         66,791       28,647
                            --------     --------     -------        -------       --------     --------
 End of Period..........     339,914      232,578      17,468         14,789         72,782       66,791
                            ========     ========     =======        =======       ========     ========
Analysis of Trust Share
Transactions:
 Sold...................       5,479        7,345         657          1,741          1,981        4,340
 Reinvested.............         111          363          68             61            166          266
 Redeemed...............      (1,528)      (1,703)       (418)          (200)        (1,266)      (1,102)
                            --------     --------     -------        -------       --------     --------
Net increase (decrease)
in shares outstanding...       4,062        6,005         307          1,602            881        3,504
                            ========     ========     =======        =======       ========     ========

(*) Commencement of Operations
See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                          Net Realized                            Distribution
                   Net Asset                   and          Total    Distribution   From Net   Distributions
                   Value at     Net        Unrealized        From      From Net      Gains         From
                   Beginning Investment    Gain (Loss)    Investment  Investment       on         Capital        Total
                   of Period   Income   on Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ---------- ----------------- ---------- ------------ ------------ ------------- -------------
Large Cap Growth
 Unaudited Period
 Ended
 June 30, 1999...   $26.19     $0.04          $2.80         $2.84       $(0.04)      $ --          $ --         $(0.04)
 Year Ended
 December 31,
 1998............    20.82      0.14           8.05          8.19        (0.14)      (2.68)          --          (2.82)
 1997............    17.49      0.17           5.21          5.38        (0.17)      (1.88)          --          (2.05)
 1996............    17.37      0.25           2.89          3.14        (0.25)      (2.77)          --          (3.02)
 1995............    14.41      0.44           4.06          4.50        (0.44)      (0.84)        (0.26)        (1.54)
--------------------------------------------------------------------------------------------------------------------------
Sovereign Bond
 Unaudited Period
 Ended
 June 30, 1999...     9.92      0.33          (0.47)        (0.14)       (0.33)        --            --          (0.33)
 Year Ended
 December 31,
 1998............     9.95      0.69           0.11          0.80        (0.69)      (0.14)          --          (0.83)
 1997............     9.77      0.71           0.24          0.95        (0.71)      (0.06)          --          (0.77)
 1996............    10.13      0.69          (0.31)         0.38        (0.69)      (0.05)          --          (0.74)
 1995............     9.19      0.71           1.03          1.74        (0.71)      (0.09)          --          (0.80)
--------------------------------------------------------------------------------------------------------------------------
 Emerging Markets
 Equity
 Unaudited Period
 Ended
 June 30, 1999...     7.09      0.05           2.05          2.10        (0.05)        --            --          (0.05)
 Period from May
 1, to December
 31, 1998 (c)....    10.00      0.03          (2.91)        (2.88)       (0.03)        --          (0.01)        (0.03)
--------------------------------------------------------------------------------------------------------------------------
International
Equity Index
 Unaudited Period
 Ended
 June 30, 1999...    15.56      0.15           0.76          0.91        (0.15)        --            --          (0.15)
 Year Ended
 December 31,
 1998............    15.20      0.23           2.91          3.14        (0.23)      (2.55)          --          (2.78)
 1997............    16.83      0.13          (0.97)        (0.84)       (0.13)      (0.66)          --          (0.79)
 1996............    15.61      0.21           1.22          1.43        (0.21)        --            --          (0.21)
 1995............    14.62      0.17           0.99          1.16        (0.16)        --          (0.01)        (0.17)
--------------------------------------------------------------------------------------------------------------------------
Global Equity
 Unaudited Period
 Ended
 June 30, 1999...     9.87      0.06           0.81          0.87        (0.05)        --            --          (0.05)
 Period from May
 1, to December
 31, 1998 (c)....    10.00      0.07          (0.13)        (0.06)       (0.07)        --            --          (0.07)
--------------------------------------------------------------------------------------------------------------------------
                                                                    Ratios/Supplemental Data
                                                         ------------------------------------------------------
                              Number of                                                   Net
                   Net Asset   Shares                     Net Assets    Operating      Investment
                   Value at  Outstanding   Total         End of Period Expenses to     Income to   Portfolio
                      End      (000's    Investment         (000's       Average        Average    Turnover
                   of Period  Omitted)   Return(b)         Omitted)    Net Assets      Net Assets    Rate
                   --------- ----------- --------------- ------------- --------------- ----------- ------------
Large Cap Growth
 Unaudited Period
 Ended
 June 30, 1999...   $28.99     42,617       10.87%(e)     $1,235,654      0.41%(d)        0.33%(d)   37.42%
 Year Ended
 December 31,
 1998............    26.19     43,016       39.51%         1,126,764      0.41%           0.59%      56.41%
 1997............    20.82     36,236       30.89%           754,398      0.44%           0.86%      83.82%
 1996............    17.49     29,965       18.27%           524,145      0.44%           1.35%     135.98%
 1995............    17.37     21,895       31.64%           380,276      0.47%           2.70%      90.18%
--------------------------------------------------------------------------------------------------------------------------
Sovereign Bond
 Unaudited Period
 Ended
 June 30, 1999...     9.45     93,947       (1.46)%(e)       887,524      0.30%(d)        6.84%(d)   66.07%
 Year Ended
 December 31,
 1998............     9.92     91,429        8.23%           907,121      0.29%           6.84%     228.74%
 1997............     9.95     80,789       10.11%           803,770      0.31%           7.18%     138.29%
 1996............     9.77     74,315        4.10%           726,111      0.29%           7.07%     119.12%
 1995............    10.13     69,148       19.55%           700,309      0.30%           7.20%      63.31%
--------------------------------------------------------------------------------------------------------------------------
 Emerging Markets
 Equity
 Unaudited Period
 Ended
 June 30, 1999...     9.14      1,388       29.73%(e)(1)      12,687      1.47%(d)(i)     1.30%(d)   74.53%(e)
 Period from May
 1, to December
 31, 1998 (c)....     7.09      1,032      (28.87)%(e)         7,310      1.55%(d)(i)     0.51%(d)   53.95%(e)
--------------------------------------------------------------------------------------------------------------------------
International
Equity Index
 Unaudited Period
 Ended
 June 30, 1999...    16.32     11,187        5.87%(e)        182,607      0.36%(d)        1.84%(d)    2.90%
 Year Ended
 December 31,
 1998............    15.56     11,127       20.82%           173,137      0.56%           1.45%     158.63%
 1997............    15.20     10,024       (5.03)%          152,359      0.79%           0.78%      83.13%
 1996............    16.83      9,254        9.19%           155,753      0.76%           1.30%      92.03%
 1995............    15.61      8,123        8.01%           126,803      0.84%(g)        1.34%      65.82%
--------------------------------------------------------------------------------------------------------------------------
Global Equity
 Unaudited Period
 Ended
 June 30, 1999...    10.69      1,660        8.82%(e)         17,746      1.09%(d)(w)     1.10%(d)   24.39%(e)
 Period from May
 1, to December
 31, 1998 (c)....     9.87      1,548       (0.55)%(e)        15,281      1.15%(d)(w)     1.11%(d)   33.17%(e)
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                            Net Realized
                   Net Asset                    and         Total    Distribution Distribution Distributions
                   Value at       Net        Unrealized      From      From Net     From Net       From
                   Beginning  Investment   Gain (Loss) on Investment  Investment    Gains on      Capital        Total
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ------------- -------------- ---------- ------------ ------------ ------------- -------------
Small Cap Growth
 Unaudited Period
 Ended
 June 30, 1999...   $12.99      $(0.05)        $ 1.93       $ 1.88      $  --        $  --        $  --         $  --
 Year Ended
 December 31,
 1998............    11.34       (0.05)          1.70         1.65         --           --           --            --
 1997............     9.93       (0.02)          1.44         1.42         --           --         (0.01)        (0.01)
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.01          (0.06)       (0.05)      (0.02)         --           --          (0.02)
--------------------------------------------------------------------------------------------------------------------------
International
Balanced
 Unaudited Period
 Ended
 June 30, 1999...    11.12        0.15          (0.59)       (0.44)      (0.15)         --           --          (0.15)
 Year Ended
 December 31,
 1998............    10.11        0.34           1.44         1.78       (0.34)       (0.42)       (0.01)        (0.77)
 1997............    10.39        0.33          (0.05)        0.28       (0.33)       (0.22)       (0.01)        (0.56)
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.24           0.41         0.65       (0.24)       (0.02)         --          (0.26)
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Unaudited Period
 Ended
 June 30, 1999...    15.12       (0.17)          4.25         4.08         --           --           --            --
 Year Ended
 December 31,
 1998............    11.93       (0.09)          4.75         4.66         --         (1.32)       (0.15)        (1.47)
 1997............    10.22       (0.02)          1.73         1.71         --           --           --            --
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.05           0.22         0.27       (0.05)         --           --          (0.05)
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value
 Unaudited Period
 Ended
 June 30, 1999...    14.02        0.14           1.54         1.68       (0.14)         --           --          (0.14)
 Year Ended
 December 31,
 1998............    13.57        0.28           0.96         1.24       (0.28)       (0.51)         --          (0.79)
 1997............    11.09        0.29           2.84         3.13       (0.29)       (0.36)         --          (0.65)
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.16           1.22         1.38       (0.16)       (0.13)         --          (0.29)
--------------------------------------------------------------------------------------------------------------------------
                                                                  Ratios/Supplemental Data
                                                       --------------------------------------------------------
                              Number of                                                 Net
                   Net Asset   Shares                   Net Assets    Operating      Investment
                   Value at  Outstanding   Total       End of Period Expenses to     Income to     Portfolio
                      End      (000's    Investment       (000's       Average        Average      Turnover
                   of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets      Rate
                   --------- ----------- ------------- ------------- --------------- ------------- ------------
Small Cap Growth
 Unaudited Period
 Ended
 June 30, 1999...   $14.87      6,248      14.49%(e)     $ 92,908       0.94%(k)(d)     (0.77)%(d)   54.79%
 Year Ended
 December 31,
 1998............    12.99      5,763      14.49%          74,849       1.00%(k)        (0.65)%     101.16%
 1997............    11.34      4,298      14.26%          48,761       1.00%(k)        (0.28)%      86.23%
 Period from May
 1, to December
 31, 1996 (c)....     9.93      2,077      (0.50)%(e)      20,633       1.00%(d)(k)      0.12%(d)    50.93%(e)
--------------------------------------------------------------------------------------------------------------------------
International
Balanced
 Unaudited Period
 Ended
 June 30, 1999...    10.53      2,760      (3.97)%(e)      29,067       1.04%(l)(d)      2.85%(d)    55.77%
 Year Ended
 December 31,
 1998............    11.12      2,734      17.99%          30,416       1.10%(l)         3.20%      103.55%
 1997............    10.11      2,514       2.65%          25,420       1.10%(l)         3.18%       81.04%
 Period from May
 1, to December
 31, 1996 (c)....    10.39      2,319       6.73%(e)       24,098       1.10%(d)(l)      3.59%(d)    22.21%(e)
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Unaudited Period
 Ended
 June 30, 1999...    19.20      9,452      27.03%(e)      181,497       0.95%(m)(d)    (0.64)%(d)    62.54%
 Year Ended
 December 31,
 1998............    15.12      6,224      39.07%          94,085       1.10%(m)        (0.64)%     137.01%
 1997............    11.93      3,374      16.66%          40,235       1.10%           (0.26)%     124.04%
 Period from May
 1, to December
 31, 1996 (c)....    10.22      1,613       2.69%(e)       16,492       1.10%(d)(m)      0.92%(d)    71.25%(e)
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value
 Unaudited Period
 Ended
 June 30, 1999...    15.56     10,270      12.08%(e)      159,851       0.85%(n)(d)      1.94%(d)    14.61%
 Year Ended
 December 31,
 1998............    14.02      8,799       9.26%         123,365       0.92%            2.08%       18.46%
 1997............    13.57      5,399      28.56%          73,269       1.00%(n)         2.42%       19.21%
 Period from May
 1, to December
 31, 1996 (c)....    11.09      1,784      13.90%(e)       19,781       1.00%(d)(n)      2.74%(d)    19.95%(e)
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                            Net Realized
                   Net Asset                    and         Total    Distribution Distribution Distributions
                   Value at       Net        Unrealized      From      From Net     From Net       From
                   Beginning  Investment   Gain (Loss) on Investment  Investment    Gains on      Capital        Total
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ------------- -------------- ---------- ------------ ------------ ------------- -------------
Money Market
 Unaudited Period
 Ended
 June 30, 1999...   $10.00      $ 0.23         $ 0.00       $ 0.23      $(0.23)      $  --        $  --         $(0.23)
 Year Ended
 December 31,
 1998............    10.00        0.53            --          0.53       (0.53)         --           --          (0.53)
 1997............    10.00        0.53                        0.53       (0.53)                                  (0.53)
 1996............    10.00        0.52            --          0.52       (0.52)         --           --          (0.52)
 1995............    10.00        0.57            --          0.57       (0.57)         --           --          (0.57)
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
 Unaudited Period
 Ended
 June 30, 1999...    12.19        0.05           1.28         1.33       (0.05)         --           --          (0.05)
 Year Ended
 December 31,
 1998............    13.87        0.11          (1.68)       (1.57)      (0.11)         --           --          (0.11)
 1997............    11.35        0.05           3.59         3.64       (0.05)       (1.07)         --          (1.12)
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.04           1.57         1.61       (0.04)       (0.22)         --          (0.26)
--------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth
 Unaudited Period
 Ended
 June 30, 1999...    15.94       (0.03)          1.68         1.65         --           --           --            --
 Year Ended
 December 31,
 1998............    15.39       (0.02)          0.88         0.86         --         (0.31)         --          (0.31)
 1997............    16.52        0.01           0.56         0.57       (0.01)       (1.69)         --          (1.70)
 1996............    13.18        0.02           3.99         4.01       (0.02)       (0.65)         --          (0.67)
 1995............     9.94       (0.01)          3.58         3.57         --         (0.32)       (0.01)        (0.33)
--------------------------------------------------------------------------------------------------------------------------
                                                                 Ratios/Supplemental Data
                                                      --------------------------------------------------------
                              Number of                                                Net
                   Net Asset   Shares                  Net Assets    Operating      Investment
                   Value at  Outstanding   Total      End of Period Expenses to     Income to     Portfolio
                      End      (000's    Investment      (000's       Average        Average      Turnover
                   of Period  Omitted)   Return(b)      Omitted)    Net Assets      Net Assets      Rate
                   --------- ----------- ------------ ------------- --------------- ------------- ------------
Money Market
 Unaudited Period
 Ended
 June 30, 1999...   $10.00     35,741        2.36%(e)   $357,408       0.31%(d)        4.68%(d)       --
 Year Ended
 December 31,
 1998............    10.00     39,519        5.40%       395,195       0.31%           5.29%          --
 1997............    10.00     22,944        5.38%       229,443       0.33%           5.32%
 1996............    10.00     21,324        5.32%       213,235       0.30%           5.20%          --
 1995............    10.00     18,591        5.78%       185,909       0.35%           5.62%          --
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
 Unaudited Period
 Ended
 June 30, 1999...    13.47      7,437       11.01%(e)    100,199       0.93%(o)(d)     0.79%(d)     75.00%
 Year Ended
 December 31,
 1998............    12.19      7,781      (11.33)%       94,820       0.96%(o)        0.93%       173.33%
 1997............    13.87      4,686       32.17%        64,973       1.05%(o)        0.53%        93.78%
 Period from May
 1, to December
 31, 1996 (c)....    11.35        963       16.18%(e)     10,926       1.05%(d)(o)     0.69%(d)     62.99%(e)
--------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth
 Unaudited Period
 Ended
 June 30, 1999...    17.59     11,112       10.33%(e)    195,416       0.84%(d)       (0.32)%(d)   138.37%
 Year Ended
 December 31,
 1998............    15.94     12,129        5.61%       193,332       0.89%          (0.11)%      162.21%
 1997............    15.39     13,884        3.44%       213,612       0.85%           0.09%       331.19%
 1996............    16.52     11,749       30.33%       194,108       0.84%           0.18%       217.84%
 1995............    13.18      4,133       35.96%        54,486       1.00%(h)       (0.11)%      139.31%
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                              Income from Investment Operations                    Less Distributions
                             ------------------------------------ -----------------------------------------------------
                                         Net Realized
                   Net Asset                 and         Total    Distribution Distribution Distributions               Net Asset
                   Value at     Net       Unrealized      From      From Net     From Net       From                    Value at
                   Beginning Investment Gain (Loss) on Investment  Investment    Gains on      Capital        Total        End
                   of Period   Income   Investments(a) Operations    Income    Investments     Paid in    Distributions of Period
                   --------- ---------- -------------- ---------- ------------ ------------ ------------- ------------- ---------
Bond Index
 Unaudited Period
 Ended
 June 30, 1999...   $10.19     $0.31        $(0.57)      $(0.26)     $(0.31)      $ --         $  --         $(0.31)      $9.62
 Period from May
 1, to December
 31, 1998 (c)....    10.00      0.42          0.29         0.71       (0.42)      (0.10)          --          (0.52)      10.19
---------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
CORE
 Unaudited Period
 Ended
 June 30, 1999...     9.02      0.01          0.78         0.79         --          --            --            --         9.81
 Period from May
 1, to December
 31, 1998 (c)....    10.00       --          (0.98)       (0.98)        --          --            --            --         9.02
---------------------------------------------------------------------------------------------------------------------------------
Real Estate
Equity
 Unaudited Period
 Ended
 June 30, 1999...    12.46      0.36          0.36         0.72       (0.43)        --            --          (0.43)      12.75
 Year Ended
 December 31,
 1998............    15.91      0.77         (3.38)       (2.61)      (0.70)      (0.14)          --          (0.84)      12.46
 1997............    14.64      0.77          1.68         2.45       (0.71)      (0.41)        (0.06)        (1.18)      15.91
 1996............    11.70      0.76          2.97         3.73       (0.76)      (0.03)          --          (0.79)      14.64
 1995............    11.16      0.77          0.54         1.31       (0.77)        --            --          (0.77)      11.70
---------------------------------------------------------------------------------------------------------------------------------
Growth & Income
 Unaudited Period
 Ended
 June 30, 1999...    19.49      0.10          2.14         2.24       (0.10)        --            --          (0.10)      21.63
 Year Ended
 December 31,
 1998............    16.61      0.23          4.75         4.98       (0.23)      (1.87)          --          (2.10)      19.49
 1997............    14.65      0.27          4.07         4.34       (0.27)      (2.11)          --          (2.38)      16.61
 1996............    13.94      0.34          2.43         2.77       (0.34)      (1.72)          --          (2.06)      14.65
 1995............    11.50      0.36          3.53         3.89       (0.36)      (1.09)          --          (1.45)      13.94
---------------------------------------------------------------------------------------------------------------------------------
                                                        Ratios/Supplemental Data
                                             -------------------------------------------------------
                    Number of                                                 Net
                     Shares                   Net Assets    Operating      Investment
                   Outstanding   Total       End of Period Expenses to     Income to     Portfolio
                     (000's    Investment       (000's       Average        Average      Turnover
                    Omitted)   Return(b)       Omitted)    Net Assets      Net Assets      Rate
                   ----------- ------------- ------------- --------------- ------------- -----------
Bond Index
 Unaudited Period
 Ended
 June 30, 1999...      3,321      (2.52)%(e)   $  31,959      0.34%(d)(x)     6.37%(d)      5.54%(e)
 Period from May
 1, to December
 31, 1998 (c)....      2,748       7.20%(e)       28,001      0.40%(d)(x)     6.17%(d)     21.09%(e)
---------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
CORE
 Unaudited Period
 Ended
 June 30, 1999...        645       8.78%(e)        6,332      0.99%(d)(y)     0.24%(d)     26.64%(e)
 Period from May
 1, to December
 31, 1998 (c)....        556      (9.81)%(e)       5,015      1.05%(d)(y)    (0.01)%(d)    60.51%(e)
---------------------------------------------------------------------------------------------------------------------------------
Real Estate
Equity
 Unaudited Period
 Ended
 June 30, 1999...     11,556       6.02%(e)      147,339      0.70%(d)        5.76%(d)      5.98%
 Year Ended
 December 31,
 1998............     12,263     (16.71)%        152,789      0.69%           5.48%        22.69%
 1997............     12,830      17.22%         204,131      0.69%           5.12%        20.04%
 1996............     10,325      33.07%         151,105      0.69%           6.14%        18.37%
 1995............      9,301      12.31%         108,782      0.73%           6.85%        19.81%
---------------------------------------------------------------------------------------------------------------------------------
Growth & Income
 Unaudited Period
 Ended
 June 30, 1999...    190,619      11.52%(e)    4,123,205      0.29%(d)        0.98%(d)     31.53%
 Year Ended
 December 31,
 1998............    188,319      30.25%       3,670,785      0.27%           1.24%        48.45%
 1997............    167,773      29.79%       2,785,964      0.28%           1.61%        74.56%
 1996............    139,748      20.10%       2,047,927      0.27%           2.24%        81.02%
 1995............    114,666      34.21%       1,598,585      0.28%           2.70%        73.54%
---------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                          Net Realized                            Distribution
                   Net Asset                   and          Total    Distribution   From Net   Distributions
                   Value at     Net        Unrealized        From      From Net      Gains         From
                   Beginning Investment    Gain (Loss)    Investment  Investment       on         Capital        Total
                   of Period   Income   on Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ---------- ----------------- ---------- ------------ ------------ ------------- -------------
Managed
 Unaudited Period
 Ended
 June 30, 1999...   $15.64     $0.21          $0.67         $0.88       $(0.21)      $ --         $  --         $(0.21)
 Year Ended
 December 31,
 1998............    14.35      0.46           2.43          2.89        (0.46)      (1.09)        (0.05)        (1.60)
 1997............    13.35      0.59           1.86          2.45        (0.59)      (0.78)        (0.08)        (1.45)
 1996............    13.73      0.61           0.81          1.42        (0.61)      (1.19)          --          (1.80)
 1995............    11.96      0.62           2.56          3.18        (0.62)      (0.79)          --          (1.41)
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond
 Unaudited Period
 Ended
 June 30, 1999...    10.05      0.31          (0.23)         0.08        (0.31)        --            --          (0.31)
 Year Ended
 December 31,
 1998............    10.08      0.61          (0.03)         0.58        (0.61)        --            --          (0.61)
 1997............    10.05      0.59           0.03          0.62        (0.59)        --            --          (0.59)
 1996............    10.23      0.54          (0.18)         0.36        (0.54)        --            --          (0.54)
 1995............     9.66      0.50           0.59          1.09        (0.50)      (0.02)          -- (f)      (0.52)
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Unaudited Period
 Ended
 June 30, 1999...    11.59      0.02           0.50          0.52        (0.02)        --            --          (0.02)
 Year Ended
 December 31,
 1998............    12.40      0.07          (0.81)        (0.74)       (0.07)        --            --          (0.07)
 1997............    10.73      0.08           2.66          2.74        (0.08)      (0.99)          --          (1.07)
 Period from May
 1, to December
 31, 1996 (c)....    10.00      0.07           0.96          1.03        (0.07)      (0.23)          --          (0.30)
--------------------------------------------------------------------------------------------------------------------------
International
Opportunities
 Unaudited Period
 Ended
 June 30, 1999...    12.21      0.09           0.40          0.49        (0.09)        --            --          (0.09)
 Year Ended
 December 31,
 1998............    10.63      0.11           1.57          1.68        (0.10)        --            --          (0.10)
 1997............    10.60      0.10           0.11          0.21        (0.10)      (0.08)          --          (0.18)
 Period from May
 1, to December
 31, 1996 (c)....    10.00      0.07           0.60          0.67        (0.07)        --            --          (0.07)
--------------------------------------------------------------------------------------------------------------------------
                                                                 Ratios/Supplemental Data
                                                      ------------------------------------------------------
                              Number of                                                Net
                   Net Asset   Shares                  Net Assets    Operating      Investment
                   Value at  Outstanding   Total      End of Period Expenses to     Income to   Portfolio
                      End      (000's    Investment      (000's       Average        Average    Turnover
                   of Period  Omitted)   Return(b)      Omitted)    Net Assets      Net Assets    Rate
                   --------- ----------- ------------ ------------- --------------- ----------- ------------
Managed
 Unaudited Period
 Ended
 June 30, 1999...   $16.31     210,750      5.75%(e)   $3,437,891      0.37%(d)        2.72%(d)  109.80%
 Year Ended
 December 31,
 1998............    15.64     211,171     20.42%       3,301,910      0.36%           2.99%     160.57%
 1997............    14.35     195,139     18.72%       2,800,127      0.37%           4.18%     200.41%
 1996............    13.35     178,745     10.72%       2,386,660      0.36%           4.41%     113.61%
 1995............    13.73     152,544     27.09%       2,093,964      0.38%           4.66%     187.67%
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond
 Unaudited Period
 Ended
 June 30, 1999...     9.82       7,222      0.87%(e)       70,946      0.45%(d)        6.23%(d)   55.21%
 Year Ended
 December 31,
 1998............    10.05       7,682      5.82%          77,194      0.53%           6.17%     184.50%
 1997............    10.08       5,070      6.41%          51,120      0.57%           5.67%     108.29%
 1996............    10.05       5,840      3.61%          58,676      0.75%(j)        5.66%      20.68%
 1995............    10.23       1,750     11.49%          17,911      0.75%(j)        5.52%     109.77%
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Unaudited Period
 Ended
 June 30, 1999...    12.09       5,814      4.55%(e)       70,316      0.99%(p)(d)     0.38%(d)   50.71%
 Year Ended
 December 31,
 1998............    11.59       5,531      5.96%          64,095      1.05%(p)        0.63%     100.83%
 1997............    12.40       3,488     25.57%          43,261      1.05%(p)        0.68%     126.10%
 Period from May
 1, to December
 31, 1996 (c)....    10.73         982     10.33%(e)       10,541      1.05%(d)(p)     1.15%(d)   66.31%(e)
--------------------------------------------------------------------------------------------------------------------------
International
Opportunities
 Unaudited Period
 Ended
 June 30, 1999...    12.61       5,407      3.97%(e)       68,176      1.06%(q)(d)     1.48%(d)   17.55%
 Year Ended
 December 31,
 1998............    12.21       5,260     15.92%          64,250      1.16%(q)        0.89%      18.67%
 1997............    10.63       2,882      1.95%          30,631      1.22%(q)        0.65%      21.09%
 Period from May
 1, to December
 31, 1996 (c)....    10.60       1,689      6.72%(e)       17,898      1.25%(d)(q)     0.87%(d)    5.46%(e)
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                          Net Realized                            Distribution
                   Net Asset                   and          Total    Distribution   From Net   Distributions
                   Value at     Net        Unrealized        From      From Net      Gains         From
                   Beginning Investment    Gain (Loss)    Investment  Investment       on         Capital        Total
                   of Period   Income   on Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ---------- ----------------- ---------- ------------ ------------ ------------- -------------
Equity Index
 Unaudited Period
 Ended
 June 30, 1999...   $17.70     $0.13         $ 2.06         $ 2.19      $(0.13)      $ --         $  --         $(0.13)
 Year Ended
 December 31,
 1998............    14.21      0.25           3.76           4.01       (0.24)      (0.28)          --          (0.52)
 1997............    11.10      0.24           3.41           3.65       (0.24)      (0.25)        (0.05)        (0.54)
 Period from May
 1, to
 December 31,
 1996 (c)........    10.00      0.15           1.26           1.41       (0.15)      (0.10)        (0.06)        (0.31)
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond
 Unaudited Period
 Ended
 June 30, 1999...     9.23      0.36          (0.08)          0.28       (0.36)                      --          (0.36)
 Period from May
 1, to
 December 31,
 1998 (c)........    10.00      0.46          (0.76)         (0.30)      (0.46)      (0.01)          --          (0.47)
--------------------------------------------------------------------------------------------------------------------------
Global Bond
 Unaudited Period
 Ended
 June 30, 1999...    10.60      0.26          (0.47)         (0.21)      (0.26)        --            --          (0.26)
 Year Ended De-
 cember 31,
 1998............    10.24      0.54           0.38           0.92       (0.29)      (0.09)        (0.18)        (0.56)
 1997............    10.16      0.59           0.30           0.89       (0.61)      (0.15)        (0.05)        (0.81)
 Period from May
 1, to
 December 31,
 1996 (c)........    10.00      0.38           0.28           0.66       (0.38)      (0.12)          --          (0.50)
--------------------------------------------------------------------------------------------------------------------------
                                                                    Ratios/Supplemental Data
                                                         ------------------------------------------------------
                              Number of                                                   Net
                   Net Asset   Shares                     Net Assets    Operating      Investment
                   Value at  Outstanding   Total         End of Period Expenses to     Income to   Portfolio
                      End      (000's    Investment         (000's       Average        Average    Turnover
                   of Period  Omitted)   Return(b)         Omitted)    Net Assets      Net Assets    Rate
                   --------- ----------- --------------- ------------- --------------- ----------- ------------
Equity Index
 Unaudited Period
 Ended
 June 30, 1999...   $19.76     17,201      12.42%(v)(e)    $339,914       0.00%(r)(d)     1.46%(d)   29.91%
 Year Ended
 December 31,
 1998............    17.70     13,139      28.45%(v)        232,578       0.00%(r)        1.59%      43.31%
 1997............    14.21      7,134      32.79%(v)        101,390       0.00%(r)        1.97%      64.56%
 Period from May
 1, to
 December 31,
 1996 (c)........    11.10      1,320      14.23%(e)(u)      14,650       0.00%(d)(r)     2.47%(d)   15.72%(e)
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond
 Unaudited Period
 Ended
 June 30, 1999...     9.15      1,909       2.96%(e)         17,468       0.84%(d)(z)     7.77%(d)   27.43%(e)
 Period from May
 1, to
 December 31,
 1998 (c)........     9.23      1,602      (2.98)%(e)        14,789       0.90%(d)(z)     7.43%(d)   17.67%(e)
--------------------------------------------------------------------------------------------------------------------------
Global Bond
 Unaudited Period
 Ended
 June 30, 1999...    10.13      7,182      (2.02)%(e)        72,782       0.88%(s)(d)     4.89%(d)  242.91%
 Year Ended De-
 cember 31,
 1998............    10.60      6,301       9.15%            66,791       0.95%(s)        5.27%     186.70%
 1997............    10.24      2,797       9.05%            28,647       1.00%(s)        5.80%      69.38%
 Period from May
 1, to
 December 31,
 1996 (c)........    10.16      1,271       6.71%(e)         12,907       1.00%(d)(s)     6.05%(d)  171.39%(e)
--------------------------------------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuation market values of the portfolio.
(b) The performance of the portfolios shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Commencement of investment operations.
(d) Annualized
(e) Not annualized
(f) Amount is less than a penny per share.
(g) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .63, and .87% for the years ended December 31, 1998, and 1995 respectively.
(h) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.91% for the year ended December 31, 1995.
(i) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.50% for the period ending June 30, 1999 and 3.69% for the year ended December 31, 1998.

(j) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .79%, and 1.83% for the years ended December 31, 1996, and 1995 respectively, for the years ended December 31, 1997, 1996, and 1995, respectively.
(k) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.12%, and 1.55%, for the years ended December 31, 1997, and 1996, respectively.
(l) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.41% for the period ending June 30, 1999 and 1.82%, 1.56%, and 1.44% for the years ended December 31, 1998, 1997, and 1996, respectively.
(m) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.42%, and 2.34%, for the years ended December 31, 1997, and 1996, respectively.
(n) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.06%, and 2.74%, for the years ended December 31, 1997, and 1996, respectively.
(o) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.14%, and 2.15%, for the years ended December 31, 1997, and 1996, respectively.
(p) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.30%, and 2.06%, for the years ended December 31, 1997, and 1996, respectively.
(q) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.14% for the period ending June 30, 1999 and 1.46%, 1.57%, and 2.76%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(r) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .23% for the period ending June 30, 1999 and .34%, .65%, and 1.61%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(s) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.32%, and 1.57%, for the years ended December 31, 1997, and 1996, respectively.
(u) The Total Return includes the effect of the capital contribution of $.06 per share. The total Investment Return without the capital contribution would have been 13.59%.
(v) The Total Return includes the effect of the capital contribution of $.04 per share. The total Investment Return without the capital contribution would have been 32.47%.
(w) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.68% for the period ending June 30, 1999 and 2.47%, for the year ended December 31, 1998.
(x) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .47% for the period ending June 30, 1999 and .71%, for the year ended December 31, 1998.
(y) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.84% for the period ending June 30, 1999 and 4.55%, for the year ended December 31, 1998.
(z) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.26% for the period ending June 30, 1999 and 2.03%, for the year ended December 31, 1998.
(1) The Total Return includes the effect of the capital contribution of $.32 per share. The total Investment Return without the capital contribution would have been 25.19%.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                               Market
               Name of Issuer                  Shares           Value
                                                               (000's)
COMMON STOCK

Aerospace and Defense - 3.3%
 B.F. Goodrich Co..........................    175,000        $    7,438
 United Technologies Corp..................    458,200            32,847
                                                              ----------
                                                                  40,285
Auto and Truck Parts - 0.6%
 Lear Corp. *..............................    146,600             7,293
Banks - 0.5%
 Comerica, Inc.............................    100,000             5,944
Chemicals - 0.2%
 Solutia, Inc..............................    141,500             3,016
Computer Equipment - 8.2%
 Dell Computer Corp. *.....................    453,400            16,776
 Hewlett-Packard Co........................    154,600            15,537
 Intel Corp................................    886,600            52,753
 International Business Machines Corp......    100,000            12,925
 Network Appliance, Inc. *.................     53,000             2,961
                                                              ----------
                                                                 100,952
Computer Software and Services - 10.0%
 America Online, Inc. *....................    247,900            27,393
 Cadence Design Systems, Inc. *............    307,600             3,922
 Computer Associates International, Inc....     53,300             2,932
 EMC Corp. *...............................    156,900             8,629
 Microsoft Corp............................    827,300            74,612
 Sun Microsystems, Inc. *..................     94,700             6,522
                                                              ----------
                                                                 124,010
Consumer - Miscellaneous - 3.0%
 Avery Dennison Corp.......................    149,000             8,996
 Black & Decker Corp.......................    186,300            11,760
 Honeywell, Inc............................    139,600            16,176
                                                              ----------
                                                                  36,932
Cosmetics and Personal Care Products - 2.3%
 Avon Products, Inc........................     60,800             3,374
 Dial Corp.................................    105,700             3,931
 Procter & Gamble Co.......................    235,400            21,010
                                                              ----------
                                                                  28,315
Diversified Operations - 8.1%
 General Electric Co.......................    508,100            57,416
 Illinois Tool Works, Inc..................     82,000             6,724
 Reynolds & Reynolds Co. - Cl. A...........    281,100             6,553
 Textron, Inc..............................     68,800             5,663
 Tyco International, Ltd...................    248,900            23,583
                                                              ----------
                                                                  99,939
Electronic Products and Services - 6.0%
 Analog Devices, Inc. *....................          1
 Applied Materials, Inc. *.................     77,800             5,747
 Cisco Systems, Inc. *.....................    667,000            43,021
 Pitney Bowes, Inc.........................    125,300             8,051
 Teradyne, Inc. *..........................     89,000             6,386
 Texas Instruments, Inc....................     78,200            11,339
                                                              ----------
                                                                  74,544
Financial Services - 3.3%
 Associates First Capital Corp. - Cl. A *..    210,500             9,328
 Citigroup, Inc............................    675,600            32,091
                                                              ----------
                                                                  41,419
Food, Beverage and Tobacco - 4.6%
 Anheuser-Busch Cos., Inc..................     35,300             2,504
 ConAgra, Inc..............................    100,000             2,663
 Flowers Industries, Inc...................    100,000             2,169
 Philip Morris Cos., Inc...................    604,900            24,309
 Quaker Oats Co............................    242,100            16,069
 UST, Inc..................................    331,900             9,708
                                                              ----------
                                                                  57,422
Health Care Products - 15.8%
 Abbott Laboratories.......................    168,400             7,662
 Amgen, Inc. *.............................    150,500             9,162
 Boston Scientific Corp. *.................    150,000             6,591
 Bristol-Myers Squibb Co...................    298,400            21,019
 Cardinal Health, Inc......................    382,100            24,502
 Eli Lilly & Co............................    106,100             7,600
 Glaxo Wellcome plc - ADR..................    118,800             6,727
 Guidant Corp. *...........................    217,300            11,177
 Johnson & Johnson.........................    241,900            23,706
 Merck & Co., Inc..........................    346,600            25,649
 Mylan Laboratories, Inc...................    365,600             9,688
 Pfizer, Inc...............................    143,500            15,749
 Schering-Plough Corp......................    394,800            20,924
 Warner-Lambert Co.........................     70,000             4,856
                                                              ----------
                                                                 195,012
Health Care Services - 1.9%
 HEALTHSOUTH Corp. *.......................    762,900            11,396
 Lincare Holdings, Inc.....................    134,200             3,355
 Omnicare, Inc.............................    254,800             3,217
 Universal Health Services, Inc. -
  Cl. B *..................................    116,500             5,563
                                                              ----------
                                                                  23,531
Household Appliances / Furnishings - 0.4%
 Premark International, Inc................    148,300             5,561
Housing - 0.2%
 Clayton Homes, Inc........................    186,875             2,137
Insurance - 3.7%
 American International Group, Inc.........    105,500            12,350
 Equitable Cos., Inc.......................    131,400             8,804
 Hartford Financial Services Group, Inc....    144,600             8,432
 Marsh & McLennan Cos., Inc................    129,600             9,785
 PartnerRe, Ltd............................    156,800             5,860
                                                              ----------
                                                                  45,231

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                                Market
               Name of Issuer                  Shares           Value
                                                               (000's)
COMMON STOCK - CONTINUED

Leisure and Recreation - 0.4%
 Mattel, Inc...............................    200,000        $    5,287
Machinery - 0.8%
 Ingersoll-Rand Co.........................    146,800             9,487
Media - TV / Radio - 5.2%
 CBS Corp. *...............................    579,600            25,176
 Clear Channel Communications, Inc. *......    259,600            17,896
 Time Warner, Inc..........................    168,100            12,355
 Viacom, Inc. - Cl. B *....................    210,600             9,267
                                                              ----------
                                                                  64,694
Personal and Commercial Lending - 0.4%
 MBNA Corp.................................    164,700             5,044
Pollution Control - 1.4%
 Allied Waste Industries, Inc. *...........    372,300             7,353
 Waste Management, Inc.....................    194,300            10,444
                                                              ----------
                                                                  17,797
Retail - Department Stores - 6.8%
 Consolidated Stores Corp. *...............    125,000             3,375
 Dayton Hudson Corp........................     69,800             4,537
 Home Depot, Inc...........................    510,500            32,895
 Lowe's Cos., Inc..........................    243,800            13,820
 Tandy Corp................................    150,600             7,361
 TJX Cos., Inc.............................    165,000             5,497
 Wal-Mart Stores, Inc......................    341,000            16,453
                                                              ----------
                                                                  83,938
Retail - Food - 0.4%
 Outback Steakhouse, Inc. *................    123,400             4,851
Shoe and Apparel Manufacturing - 1.1%
 Tommy Hilfiger Corp. *....................    184,200            13,539
Telecommunication Equipment - 4.9%
 Lucent Technologies, Inc..................    716,100            48,292
 Tellabs, Inc. *...........................    177,000            11,959
                                                              ----------
                                                                  60,251
Telephone - 2.8%
 MCI WorldCom, Inc.........................    396,100            34,089
Transportation Services - 1.6%
 Kansas City Southern Industries, Inc......    177,400            11,320
 U.S. Airways Group, Inc. *................     72,700             3,167
 UAL Corp..................................     87,600             5,694
                                                              ----------
                                                                  20,181
U.S. Government Agencies - 1.5%
 Federal National Mortgage Assoc...........    262,900            17,976
                                                              ----------
                         TOTAL COMMON STOCK-      99.4%        1,228,677

SHORT-TERM INVESTMENTS - 0.7%
 Investment in joint trading account (Note B)
  5.291% due 07/01/99.......................  $  8,141        $    8,142
                                              --------        ----------
                          TOTAL INVESTMENTS-     100.1%        1,236,819
        Payables, less cash and receivables-      (0.1)%          (1,165)
                                              --------        ----------
                                 NET ASSETS-     100.0%       $1,235,654
                                              ========        ==========

* Non-income producing security.
ADR-American Depository Receipt

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                         Par           Market
                 Name of Issuer                         Value          Value
                                                       (000's)        (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.3%
 Jet Equipment Trust
 10.91% due 08/15/14 ...............................   $ 2,100        $  2,455
Agricultural Operations - 0.6%
 Marlin Water Trust - Sr. Notes 144A (a)
 7.09% due 12/15/01.................................     3,160           3,173
 Monsanto Co. - Debs. 144A (a)
 6.6% due 12/01/28..................................     2,560           2,275
                                                                      --------
                                                                         5,448
Auto and Truck Parts - 0.5%
 General Motors Corp.
 9.625% due 12/01/00................................     4,000           4,173
Automobile - 0.4%
 Ford Motor Co. - Debs.
 9.0% due 09/15/01..................................     2,000           2,101
 United Rentals, Inc. - Notes 144A (a)
 9.0% due 04/01/09..................................     1,765           1,734
                                                                      --------
                                                                         3,835
Banks - 3.8%
 Abbey National First Capital - Sr. Sub. Notes
 8.2% due 10/15/04..................................     4,000           4,238
 Banc One Corp. - Sub. Debs.
 7.625% due 10/15/26................................     2,570           2,560
 BankBoston Corp. - Sub. Notes
 6.625% due 12/01/05................................     2,385           2,329
 First Union National Bank - Sub. Notes
 6.5% due 12/01/28..................................     2,555           2,278
 InterAmerican Development Bank - Debs.
 8.5% due 03/15/11..................................     6,000           6,960
 International Bank of Reconstruction &
  Development
 8.25% due 09/01/16.................................     2,150           2,518
 National Westminister Bank, NY
 9.45% due 05/01/01.................................     5,000           5,256
 NB Capital Trust IV
 8.25% due 04/15/27.................................     1,680           1,729
 RBSG Capital Corp. - Notes
 10.125% due 03/01/04...............................     5,000           5,659
                                                                      --------
                                                                        33,527
Brokerage and Investment Management - 0.8%
 Merrill Lynch & Co., Inc. - Notes
 6.875% due 11/15/18................................     2,540           2,366
 Morgan Stanley Group, Inc.
 8.875% due 10/15/01................................     3,000           3,168
 Salomon Brothers Mortgage Securities VII
 6.75% due 07/25/24.................................     1,890           1,882
                                                                      --------
                                                                         7,416
Chemicals - 0.2%
 Akzo Nobel, Inc. - Bonds 144A (a)
 6.0% due 11/15/03..................................     1,630           1,580

Commercial Services - 0.8%
 Harvard University - Debs
 8.125% due 04/15/07................................     5,000           5,441
 Primark Corp. - Sr. Sub. Notes
 9.25% due 12/15/08.................................     1,830           1,775
                                                                      --------
                                                                         7,216
Computer Software and Services - 0.2%
 PSINet, Inc. - Sr. Notes
 11.5% due 11/01/08.................................     1,795           1,885
Consumer - Miscellaneous - 0.2%
 CSC Holdings, Inc. - Sr. Notes
 7.25% due 07/15/08.................................     1,645           1,580
 Globe Manufacturing Corp.
 10.0% due 08/01/08.................................       345             259
                                                                      --------
                                                                         1,839
Diversified Operations - 0.8%
 CMS Panhandle Holding  - Sr. Notes 144A (a)
 7.0% due 07/15/29..................................     1,695           1,566
 Harrahs Operating Co., Inc.
 7.5% due 01/15/09..................................     2,330           2,264
 7.875% due 12/15/05................................       890             861
 Tenneco, Inc.
 10.075% due 02/01/01...............................     2,000           2,097
                                                                      --------
                                                                         6,788
Electric Power - 8.9%
 AES Corp.
 10.25% due 07/15/06................................     3,113           3,191
 AES Eastern Energy LP - 144A (a)
 9.0% due 01/02/17..................................     2,130           2,089
 Beaver Valley Funding Corp. - Debs
 9.0% due 06/01/17..................................     2,825           3,064
 BVPS II Funding Corp.
 8.89% due 06/01/17.................................     2,464           2,645
 Calpine Corp. - Sr. Notes
 10.5% due 05/15/06.................................     1,920           2,054
 Chugach Electric Assoc., Inc. - 1st Mtge.
 8.08% due 03/15/02.................................     1,671           1,697
 Cleveland Electric Illuminating Co. - 1st Mtge.
 9.5% due 05/15/05..................................     5,775           6,154
 CMS Energy Corp. - Sr. Notes
 6.75% due 01/15/04.................................     2,040           1,929
 CMS Energy Corp. - Sr. Notes 144A (a)
 8.125% due 05/15/02................................     2,650           2,689
 Connecticut Light & Power Co.
 7.75% due 06/01/02.................................     1,090           1,114
 Connecticut Light & Power Co. - Note 144A(a)
 8.59% due 06/04/03.................................     1,310           1,312
 East Coast Power LLC - 144A (a)
 7.066% due 03/31/12................................     2,715           2,485
 Long Island Lighting Co. - Debs.
 8.2% due 03/15/23..................................     3,235           3,442

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                        Par           Market
                 Name of Issuer                        Value          Value
                                                      (000's)        (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Electric Power - Continued
 Midland Cogeneration Venture
 10.33% due 07/23/02...............................   $ 3,333        $  3,500
 Monterrey Power SA DE CV - 144A (a)
 9.625% due 11/15/09...............................       720             572
 New Century Energies, Inc. - 1st Mtge.
 6.875% due 12/01/99...............................     3,500           3,512
 9.875% due 07/01/20...............................     4,500           4,809
 Niagara Mohawk Power Corp. - Debs.
 8.77% due 01/01/18................................     4,016           4,133
 North Atlantic Energy Corp. - 1st Mtge.
 9.05% due 06/01/02................................     1,868           1,932
 PNPP II Funding Corp.
 9.12% due 05/30/16................................     2,235           2,418
 Puget Sound Energy Capital Trust
 8.231% due 06/01/27...............................     1,705           1,689
 Quest Diagnostic, Inc.
 10.75% due 12/15/06...............................     1,847           2,092
 System Energy Resources, Inc. - 1st Mtge.
 7.71% due 08/01/01................................     2,590           2,637
 Texas New Mexico Power Co. - 1st Mtge.
 9.25% due 09/15/00................................     8,000           8,233
 UtiliCorp United, Inc.
 8.2% due 01/15/07.................................     5,000           5,265
 Waterford 3 Funding - Entergy
 8.09% due 01/02/17................................     4,840           4,832
                                                                     --------
                                                                       79,489
Electrical Equipment - 0.1%
 Electric Lightwave, Inc.
 6.05% due 05/15/04................................     1,180           1,145

Financial Services - 6.7%
 American Express Credit Corp.
 8.625% due 05/15/22...............................     6,000           6,179
 Bank of New York Institution Capital -144A (a)
 7.78% due 12/01/26................................     2,515           2,488
 Barclays North America Capital Corp. - Debs
 9.75% due 05/15/21................................     4,650           4,985
 Chrysler Financial Co. LLC
 5.69% due 11/15/01................................     2,610           2,573
 CIT Group, Inc. - Notes
 5.5% due 10/15/01.................................     3,160           3,107
 Citibank Credit Card Master Trust I - Ser.
  1997-7 A
 6.35% due 08/15/02................................     2,360           2,376
 Commercial Credit Group, Inc.
 6.0% due 04/15/00.................................     7,000           7,003
 Constitution Capital Trust I - 144A (a)
 9.15% due 04/15/27................................     1,815           1,834
 Fairfax Financial Holdings - Notes
 8.3% due 04/15/26.................................     2,200           2,145
 Finova Capital Corp. - Notes
 6.25% due 11/01/02................................     2,375           2,340
 Green Tree Financial Corp.
 8.3% due 06/15/26.................................     2,170           2,291
 Peco Energy Transition Trust
 6.05% due 03/01/09................................     2,600           2,490
 Pemex Finance, Ltd. - 144A (a)
 6.55% due 02/15/08................................     2,380           2,354
 Sun Canada Financial Co.
 6.625% due 12/15/07...............................     3,345           3,284
 Texaco Capital, Inc.
 8.625% due 06/30/10...............................    10,000          11,324
 URC Holdings Corp. - Sr. Notes 144A (a)
 7.875% due 06/30/06...............................     2,780           2,827
                                                                     --------
                                                                       59,600
Food, Beverage and Tobacco - 0.4%
 Agrilink Foods, Inc.
 11.875% due 11/01/08..............................       910             939
 Canandaigua Brands, Inc. - Sr. Sub. Notes
 8.75% due 12/15/03................................     2,365           2,324
                                                                     --------
                                                                        3,263
Foreign Governmental - 2.2%
 Hydro-Quebec - Debs.
 9.4% due 02/01/21.................................       610             734
 Hydro-Quebec - Debs. Ser. FU
 11.75% due 02/01/12...............................     5,000           6,758
 Hydro-Quebec - Debs. Ser. IF
 7.375% due 02/01/03...............................     1,000           1,024
 Nova Scotia
 8.75% due 04/01/22................................     3,000           3,522
 Province of Manitoba
 9.0% due 12/15/00.................................     3,000           3,131
 9.25% due 04/01/20................................     2,000           2,456
 Province of Saskatchewan
 9.375% due 12/15/20...............................     1,500           1,860
 Republic of Brazil
 4.5% due 04/15/14.................................
 Republic of Venezuela
 6.812% due 12/18/07...............................
                                                                     --------
                                                                       19,485
Health Care Products - 0.6%
 Fresenius Medical Capital Trust II
 7.875% due 02/01/08...............................     1,740           1,618
 Guidant Corp. - Notes
 6.15% due 02/15/06................................     2,120           1,996
 Sola International, Inc. - Notes
 6.875% due 03/15/08...............................       740             653
 Watson Pharmaceuticals, Inc. - Sr. Notes
 7.125% due 05/15/08...............................       900             865
                                                                     --------
                                                                        5,132

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                        Par           Market
                 Name of Issuer                        Value          Value
                                                      (000's)        (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Health Care Services - 0.3%
 Dynacare, Inc. - Sr. Notes 144A (a)
 10.75% due 01/15/06...............................   $ 2,855        $  2,855
Housing - 0.4%
 Oakwood Homes Corp. - Sr. Notes
 7.875% due 03/01/04...............................     1,540           1,522
 Owens Corning - Notes
 7.0% due 03/15/09.................................     2,365           2,220
                                                                     --------
                                                                        3,742
Insurance - 1.9%
 Conseco, Inc. - Notes
 6.8% due 06/15/05.................................     1,185           1,132
 Equitable Life Assurance Society USA - 144A(a)
 6.95% due 12/01/05................................     2,750           2,751
 Liberty Mutual Insurance Co. - Notes 144A (a)
 7.875% due 10/15/26...............................       850             841
 8.2% due 05/04/07.................................     2,415           2,513
 Mass. Mutual Life Insurance Co. - Notes
  144A (a)
 7.625% due 11/15/23...............................     4,090           4,219
 New York Life Insurance Co. - Sr. Notes
 7.5% due 12/15/23.................................     5,970           5,487
                                                                     --------
                                                                       16,943
Leisure and Recreation - 1.1%
 Marvel Enterprises, Inc. - Sr. Notes
 12.0% due 06/15/09................................     2,230           2,303
 SFX Entertainment, Inc.
 9.125% due 12/01/08...............................     2,570           2,512
 Sun International Hotels, Ltd.
 8.625% due 12/15/07...............................     1,178           1,154
 9.0% due 03/15/07.................................     1,100           1,100
 Trump Holdings & Funding
 15.5% due 06/15/05................................     2,325           2,325
                                                                     --------
                                                                        9,394
Media - Publishing - 0.1%
 Garden State Newspapers, Inc. - Sr. Sub Notes
 8.75% due 10/01/09................................     1,277           1,239
Media - TV / Radio - 3.5%
 Adelphia Communications Corp. - Sr. Notes
 8.125% due 07/15/03...............................     1,270           1,238
 9.25% due 10/01/02................................     2,460           2,497
 Capstar Broadcasting, Inc. - Sr. Sub. Notes
 10.75% due 05/15/06...............................     1,368           1,450
 Continental Cablevision - Sr. Notes
 8.3% due 05/15/06.................................     2,165           2,299
 Lenfest Communications, Inc. - Sr. Sub. Notes
 10.5% due 06/15/06................................     3,285           3,786
 News America Holdings, Inc. - Debs
 8.25% due 08/10/18................................     2,636           2,723
 Rogers Cablesystems - Notes
 9.625% due 08/01/02...............................     1,385           1,440
 10.0% due 03/15/05................................     3,030           3,272
 TCI Communications, Inc. - Debs.
 7.875% due 02/15/26...............................     2,580           2,707
 Time Warner, Inc.
 6.625% due 05/15/29...............................     2,550           2,246
 9.125% due 01/15/13...............................     2,493           2,842
 TKR Cable, Inc.
 10.5% due 10/30/07................................     4,132           4,407
                                                                     --------
                                                                       30,907
Metal Product and Fabrication - 0.2%
 Yanacocha Receivables - Pass thru Certs.
  144A (a)
 8.4% due 06/15/05.................................     1,711           1,583
Metals and Mining - 0.2%
 Golden Northwest Aluminum
 12.0% due 12/15/06................................     1,420           1,470
Municipals - 0.4%
 New Hampshire State
 7.7% due 07/01/12.................................     3,000           3,168
Natural Gas Distribution - 0.9%
 Camuzzi Gas - Bonds
 9.25% due 12/15/01................................     1,055           1,029
 Michigan Consolidated Gas Co. - 1st Mtge.
 5.75% due 05/01/01................................     6,667           6,620
                                                                     --------
                                                                        7,649
Oil - 0.3%
 Conoco, Inc. - Sr. Notes
 6.95% due 04/15/29................................     2,540           2,372
Oil - Equipment and Services - 0.4%
 Humpuss Funding Corp. - 144A (a)
 7.72% due 12/15/09................................     2,068           1,483
 Petroleum-Geo Services ASA
 6.625% due 03/30/08...............................     2,410           2,278
                                                                     --------
                                                                        3,761
Oil and Natural Gas Exploration and Production - 0.9%
 Burlington Resources, Inc. - Debs.
 7.375% due 03/01/29...............................     2,550           2,469
 Occidental Petroleum  Corp. - Sr. Debs.
 10.125% due 09/15/09..............................     3,000           3,467
 Petroleos Mexicanos - 144A (a)
 9.375% due 12/02/08...............................     1,055           1,071
 Valero Energy Corp. - Notes
 7.375% due 03/15/06...............................       785             762
                                                                     --------
                                                                        7,769
Paper and Forest Products - 0.6%
 Fort James Corp.
 6.5% due 09/15/02.................................     2,120           2,114

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                        Par           Market
                 Name of Issuer                        Value          Value
                                                      (000's)        (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Paper and Forest Products - Continued
 S.D. Warren Co.
 12.0% due 12/15/04................................   $ 2,640        $  2,831
                                                                     --------
                                                                        4,945
Personal and Commercial Lending - 6.3%
 Beneficial Corp. - Notes
 9.6% due 07/19/00.................................     4,000           4,143
 CS First Boston Mortgage Securities Corp. -
  Ser. 1998-C1 A1A
 6.26% due 04/11/30................................     2,963           2,920
 Deutsche Mortgage & Asset Receiving Corp. -
  Ser. 1998-C1
 6.861% due 03/15/08...............................     2,170           2,066
 EQCC Home Equity Loan Trust
 6.57% due 02/15/29................................     2,120           2,069
 Ford Motor Credit Co. - Notes
 6.125% due 04/28/03...............................     3,185           3,138
 General Motors Acceptance Corp. - Notes
 6.375% due 12/01/01...............................     3,165           3,167
 GMAC Commercial Mortgage Securities, Inc.
 6.566% due 11/15/07...............................     3,385           3,288
 6.853% due 09/15/06...............................     7,325           7,402
 Household Finance Corp. - Notes
 5.875% due 11/01/02...............................     3,955           3,876
 Household Finance Corp. - Sr. Unsub.
 5.875% due 02/01/09...............................     1,910           1,732
 Midland Funding Corp. II
 11.75% due 07/23/05...............................     1,150           1,327
 Money Store Home Equity Trust- Ser. 1997-C1
  DAF7
 6.485% due 12/15/28...............................     4,060           3,982
 Residential Accredit Loans, Inc. - Ser.
  1997-QS4 A3
 7.25% due 05/25/27................................     1,737           1,738
 UCFC Home Equity Loan
 7.18% due 02/15/25................................     1,115           1,130
 UCFC Home Equity Loan - Ser. 1996-A1 A5
 6.5% due 04/15/16.................................     6,840           6,848
 UCFC Home Equity Loan - Ser. 1997-A1 A8
 7.22% due 06/15/28................................     6,910           7,011
                                                                     --------
                                                                       55,837
Real Estate Investment Trust - 2.2%
 American Health Prop., Inc. - Notes
 7.5% due 01/15/07.................................     1,350           1,202
 Amresco Residential Securities - Mtge. Loan
 6.51% due 08/25/27................................     7,885           7,725
 Cabot Industrial Properties LP - Notes
 7.125% due 05/01/04...............................     1,975           1,944
 Camden Property Trust - Sr. Notes
 7.0% due 04/15/04.................................     2,170           2,120
 IMC Home Equity Loan Trust - Ser. 1998-1 A4
 6.6% due 03/20/25.................................     3,280           3,260
 Liberty Property LP - Notes
 6.6% due 06/05/02.................................     1,675           1,622
 TriNet Corp. Realty Trust, Inc.
 7.3% due 05/15/01.................................     2,070           2,064
                                                                     --------
                                                                       19,937
Real Estate Operations - 0.1%
 HMH Properties, Inc.
 7.875% due 08/01/05...............................     1,455           1,368
Retail - Department Stores - 0.6%
 Ames Department Stores, Inc. - Sr. Notes 144A(a)
 10.0% due 04/15/06................................       995             980
 Fred Meyer, Inc.
 7.45% due 03/01/08................................     4,150           4,180
                                                                     --------
                                                                        5,160
Retail - Food - 1.3%
 McDonald's Corp. - Debs.
 7.375% due 07/15/33...............................     5,000           4,920
 Pathmark Stores, Inc. - Sub. Notes
 11.625% due 06/15/02..............................     3,020           3,073
 Safeway, Inc. - Notes
 5.875% due 11/15/01...............................     1,430           1,408
 The Great Atlantic & Pacific Tea Company,
  Inc. - Notes
 7.75% due 04/15/07................................     2,655           2,560
                                                                     --------
                                                                       11,961
Shoe and Apparel Manufacturing - 0.3%
 Tropical Sportswear International Corp.
 11.0% due 06/15/08................................       950             988
 WestPoint Stevens, Inc. - Sr. Notes
 7.875% due 06/15/05...............................     2,145           2,099
                                                                     --------
                                                                        3,087
Telecommunication Equipment - 0.1%
 Axia, Inc.
 10.75% due 07/15/08...............................       915             901

Telecommunication Services - 1.5%
 Falcon Holding Group L.P. - Debs. Ser. B
 8.375% due 04/15/10...............................     1,645           1,629
 Global Crossing Holdings, Ltd.
 9.625% due 05/15/08...............................     1,805           1,877
 Intermedia Communications, Inc. - Sr. Notes
  Ser. B
 8.6% due 06/01/08.................................       720             670
 McLeodUSA, Inc. - Sr. Notes
 9.5% due 11/01/08.................................     1,780           1,780
 Nextel Communications, Inc. - Sr. Disc. Notes
 0.0% due 02/15/08.................................     1,205             828
 9.75% due 08/15/04................................     1,566           1,593
 NTL Communications Corp. - Sr. Notes
 11.5% due 10/01/08................................     2,175           2,398

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                        Par           Market
                 Name of Issuer                        Value          Value
                                                      (000's)        (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Telecommunication Services - Continued
 Qwest Communications International, Inc. - Sr.
  Notes
 7.25% due 11/01/08................................   $ 2,305        $  2,213
                                                                     --------
                                                                       12,988
Telephone - 4.4%
 Chesapeake & Potomac Telephone Co. - Debs
 6.05% due 05/15/03................................     6,460           6,383
 GTE Corp. - Debs.
 8.75% due 11/01/21................................     3,000           3,403
 GTE North, Inc. - Debs.
 5.65% due 11/15/08................................     3,295           3,035
 LCI International, Inc. - Sr. Notes
 7.25% due 06/15/07................................     2,205           2,139
 MCI Worldcom, Inc. - Sr. Notes
 6.125% due 08/15/01...............................     3,595           3,577
 Metromedia Fiber Network, Inc. - Sr. Notes
 10.0% due 11/15/08................................     2,715           2,790
 MetroNet Communications Corp.
 12.0% due 08/15/07................................     1,770           2,040
 Michigan Bell Telephone Co.
 7.85% due 01/15/22................................     5,000           5,266
 New Jersey Bell Telephone Co.
 8.0% due 06/01/22.................................     4,000           4,348
 NEXTLINK Communications, Inc. - Sr. Notes
 10.75% due 11/15/08...............................     1,765           1,813
 Sprint Capital Corp.
 6.9% due 05/01/19.................................     2,540           2,364
 Sprint Corp.
 8.125% due 07/15/02...............................     1,000           1,037
 U.S. West Capital Funding, Inc.
 6.875% due 07/15/28...............................       845             762
                                                                     --------
                                                                       38,957
Transportation Services - 3.1%
 America West Airlines, Inc.
 6.93% due 01/02/08................................     1,849           1,797
 Continental Airlines, Inc. - Notes
 8.0% due 12/15/05.................................     2,265           2,189
 Continental Airlines, Inc. - Pass thru Certs.
 7.206% due 06/30/04...............................     3,341           3,342
 Erac USA Finance Co. - 144A (a)
 6.625% due 02/15/05...............................     3,345           3,239
 Fine Air Services, Inc.
 9.875% due 06/01/08...............................     2,090           1,881
 Northwest Airlines Corp.
 8.375% due 03/15/04...............................     2,575           2,497
 Northwest Airlines Corp. - Ser. 1996-1
 8.97% due 01/02/15................................       219             230
 NWA Trust
 9.25% due 06/21/14................................     2,380           2,522
 U.S. Air, Inc.
 11.2% due 03/19/05................................     1,303           1,403
 Union Pacific Corp. - Debs.
 6.625% due 02/01/29...............................     2,540           2,225
 Union Pacific Corp. - Notes
 9.65% due 06/01/00................................     5,000           5,141
 Wisconsin Central Transportation Corp.
 6.625% due 04/15/08...............................     1,360           1,300
                                                                     --------
                                                                       27,766
U.S. Government Agencies - 8.7%
 Federal Home Loan Mortgage Corp.
 6.0% due 06/15/11.................................    10,000           9,688
 Federal National Mortgage Assoc.
 6.5% due 11/01/28.................................    11,470          11,065
 6.94% due 01/25/22................................     1,525           1,546
 7.0% due 09/01/10.................................     5,546           5,568
 7.385% due 03/25/21...............................     1,205           1,238
 Government National Mortgage Assoc.
 6.5% due 02/15/28.................................     4,226           4,063
 6.5% due 01/15/29.................................     4,196           4,035
 6.5% due 02/15/29.................................     4,285           4,120
 7.0% due 09/15/25.................................     2,666           2,633
 7.0% due 08/15/28.................................     7,423           7,323
 7.0% due 03/15/29.................................     9,500           9,372
 7.5% due 07/20/99.................................     3,100           3,129
 7.5% due 09/15/28.................................        21              22
 8.0% due 02/15/25.................................       726             747
 8.0% due 05/15/25.................................       382             393
 8.0% due 06/15/25.................................       907             933
 8.0% due 09/15/25.................................     1,255           1,291
 8.0% due 10/15/25.................................       877             902
 8.0% due 01/15/26.................................       431             442
 8.0% due 01/15/27.................................     1,349           1,387
 8.0% due 08/15/27.................................     4,697           4,830
 8.5% due 09/15/21.................................       807             848
 9.0% due 05/15/21.................................       610             649
 9.0% due 08/15/21.................................       750             799
 9.5% due 06/15/16.................................       461             495
                                                                     --------
                                                                       77,518
U.S. Governmental - 24.3%
 U.S. Treasury - Bonds
 7.125% due 02/15/23 #.............................    76,167          84,414
 8.875% due 08/15/17...............................    27,264          34,830
 U.S. Treasury - Notes
 5.75% due 08/15/03................................    10,740          10,747
 7.0% due 07/15/06.................................    36,334          38,486
 7.5% due 05/15/02.................................    23,525          24,679
 7.5% due 02/15/05.................................    18,106          19,492
 8.0% due 05/15/01.................................     2,889           3,014
                                                                     --------
                                                                      215,662
                                                                     --------
                    TOTAL PUBLICLY-TRADED BONDS-        91.6%         813,215

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                      Par           Market
                 Name of Issuer                      Value          Value
                                                    (000's)        (000's)
WARRANTS - 0.0%

Telephone
 MetroNet Communications Corp. - CW07 144A (a)
  expires 08/15/07 (Cost $58)..................   $       2        $    244

SHORT-TERM INVESTMENTS - 7.1%
 Investment in joint trading account (Note B)
  5.291% due 07/01/99..........................      62,998          63,007
                                                  ---------        --------
                              TOTAL INVESTMENTS-       98.7%        876,466
            Cash and Receivables, less payables-        1.3%         11,058
                                                  ---------        --------
                                     NET ASSETS-      100.0%       $887,524
                                                  =========        ========


(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, securities aggregated $48,244 or 5.4% of net assets of the Portfolio.
# Securities, or a portion thereof, with an aggregate market value of $280 have been segregated to collateralize financial futures contracts.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                  Market
                Name of Issuer                    Shares           Value
                                                                  (000's)
COMMON STOCK

Argentina - 1.1%
 Telefonica de Argentina SA - ADR (UTIT).....       4,600        $   144
Brazil - 6.0%
 Companhia Cervejaria Brahma - ADR (FOOD)....       5,100             58
 Companhia Energetica de Minas Gerias - ADR
  (UTIE).....................................       4,700             98
 Compania Brasileira de Distribuicao Grupo
  Pao de Acucar (RETF).......................       4,300             81
 Embratel Participacoes S.A. - ADR (UTIT)....      14,500            201
 Telecomunicacoes Brasileiras S.A. (UTIT)....       3,550            320
 Telecomunicacoes Brasileiras S.A. - ADR
  (UTIT).....................................       5,750
                                                                 -------
                                                                     758
Chile - 1.3%
 Compania de Telecomunicaciones de Chile SA
  (UTIT).....................................       6,800            168
Czech Republic - 0.7%
 Ceske Radiokomunikace - GDR (MEDI)..........       2,560             89
Egypt - 2.7%
 Al-Ahram Beverage Co. S. A. E - GDR (FOOD)         2,900             81
 Egypt Mobile Phone (TELS)...................      11,500            259
                                                                 -------
                                                                     340
Greece - 2.9%
 Alpha Credit Bank (BANK)....................       2,600            167
 STET Hellas Telecommunications S.A. - ADR *
  (TELS).....................................       8,800            197
                                                                 -------
                                                                     364
Hong Kong - 1.1%
 China Telecom (Hong Kong), Ltd. - ADR
  (TELS).....................................       1,300             74
 Shandong International Power Development
  Co., Ltd. - H Shares * (UTIE)..............     300,000             69
                                                                 -------
                                                                     143
India - 6.2%
 Bajaj Auto, Ltd. - GDR (AUTO)...............       7,700            128
 Hindalco Industries, Ltd. (META)............       5,100             93
 ITC, Ltd. - GDR * (FOOD)....................       7,800            218
 Mahanagar Telephone Nigam Ltd. (TELS).......       5,000             43
 State Bank of India - GDR (BANK)............       7,600             83
 Videsh Sanchar Nigam, Ltd. (TELS)...........      11,700            123
 Videsh Sanchar Nigam, Ltd. - GDR * (TELS)...       8,000            102
                                                                 -------
                                                                     790
Indonesia - 2.4%
 Gulf Indonesia Resources, Ltd. (OILX).......       4,800             55
 PT Indah Kiat Pulp & Paper Corp. Tbk (PAPR).     144,000             67
 PT Indofood Sukses Makmur Tbk (FOOD)........      72,000             98
 PT Telekomunikasi Indonesia (TELS)..........     145,800             84
                                                                 -------
                                                                     249
Israel - 3.1%
 Bank Leumi Le-Israel (UTIE).................      87,800            166
 Bezeq Israeli Telecommunication Corp., Ltd.
  (UTIT).....................................      15,000             61
 Koor Industries, Ltd. (TELS)................       1,400            161
                                                                 -------
                                                                     388
Malaysia - 2.9%
 Public Bank Berhad (BANK)...................     241,000            184
 Tenaga Nasional Berhad (UTIE)...............      80,000            184
                                                                 -------
                                                                     368
Mexico - 11.7%
 Carso Global Telecom - Cl. A1 (UTIT)........      34,000            215
 Corporacion Interamericana de
  Entretenimiento SA (LEIS)..................      39,400            128
 Fomento Economico Mexicano, S.A. de C.V. -
  ADR (FOOD).................................       5,200            207
 Grupo Carso SA de CV - Ser. A1 (DIOP).......      27,000            125
 Grupo Financiero Banamex Accival, SA de CV
  (Banacci) (FINL)...........................      62,000            158
 Grupo Mexico S.A. - Ser. B (META)...........      32,000            136
 Grupo Radio Centro S.A. de C.V. - ADR
  (MEDI).....................................       7,500             40
 Telefonos de Mexico SA - ADR (UTIT).........       5,900            477
                                                                 -------
                                                                   1,486
Philippines - 3.4%
 Bank of the Philippine Islands (BANK).......      40,000            143
 Manila Electric Co. - Cl. B (UTIE)..........      40,000            144
 Philippine Long District Telephone Co.
  (UTIT).....................................       4,700            142
                                                                 -------
                                                                     429
Poland - 1.4%
 Elektrim Spolka Akcyjna S.A. (ETRN).........       2,200             31
 Prokom Software SA (SOFT)...................       2,050             68
 Telekomunikacja Polska S.A. * (UTIT)........      11,000             77
                                                                 -------
                                                                     176
Singapore - 0.7%
 Asia Pulp & Paper Co., Ltd. - ADR * (PAPR)..       1,500             15
 Pacific Internet, Ltd. * (SOFT).............       1,500             71
                                                                 -------
                                                                      86
South Africa - 8.5%
 ABSA Group, Ltd. (BANK).....................       5,500             31

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                      Market
               Name of Issuer                           Shares         Value
                                                                      (000's)
COMMON STOCK - Continued

South Africa - Continued
 Anglo American Platinum Corp., Ltd. (PMET)....          4,000        $    93
 Anglo American plc * (FINL)...................          1,530             72
 AngloGold, Ltd. (OILE)........................          1,400             60
 B.O.E Corp., Ltd. - N Shares (FUND)...........        100,021             80
 Barlow, Ltd. (DIOP)...........................         23,808            137
 De Beers Centenary AG (UTIE)..................          6,200            149
 Liberty International plc * (READ)............          3,683             24
 Liberty Life Association of Africa, Ltd.
  (INSU).......................................          7,900            101
 Molope Foods, Ltd. (FOOD).....................         76,000             50
 Naspers, Ltd. - N Shares (MEDP)...............         11,400             69
 Nedcor, Ltd. (BANK)...........................          1,300             29
 Sasol, Ltd. (OILX)............................         18,400            131
 Wooltru, Ltd. - N Shares (RETS)...............         31,500             51
                                                                      -------
                                                                        1,077
South Korea - 16.5%
 Hyundai Motor Co., Ltd. (AUTO)................          5,050            120
 Kookmin Bank (BANK)...........................          2,900             59
 Korea Electric Power Corp. - ADR (UTIE).......         17,800            365
 Korea Telecom Corp. * (TELS)..................          2,500            166
 Korea Telecom Corp. - ADR * (TELS)............          5,800            232
 L.G. Chemicals, Ltd. (CHEM)...................          3,500             95
 Pohang Iron & Steel Co., Ltd. (STEE)..........          2,500            296
 Samsung Display Devices Co. (ETRN)............          5,500            299
 Samsung Electronics (ETRN)....................          3,240            356
 Sindo Ricoh (COMM)............................          2,040            109
                                                                      -------
                                                                        2,097
Taiwan - 6.4%
 China Steel Corp. - GDR (METP)................          9,450            145
 Standard Foods Taiwan, Ltd. - GDR (FOOD)......          3,888             23
 Standard Foods Taiwan, Ltd. - GDR - 144A
  (a) (FOOD)...................................         12,877             77
 Synnex Technology International Corp.
  (COMP).......................................          7,348            153
 Synnex Technology International Corp. - GDR
  * (COMP).....................................          1,560             32
 Taiwan Semiconductor Manufacturing Co.,
  Ltd. - ADR (FUND)............................          7,537            256
 Yageo Corp. (ETRN)............................         24,780            120
                                                                      -------
                                                                          806
Thailand - 3.0%
 Industrial Finance Corp. of Thailand, Ltd.
  (FINL).......................................        130,000             83
 Krung Thai Bank Public Co., Ltd. - Foreign
  (BANK).......................................        100,000             66
 National Finance Public Co., Ltd. - Foreign
  (FINL).......................................         46,000             28
 PTT Exploration and Production Public Co.,
  Ltd. (OILX)..................................          8,500             65
 Thai Farmers Bank Public Co., Ltd. (BANK).....         46,000            142
                                                                      -------
                                                                          384
Turkey - 3.4%
 Haci Omer Sabanci Holding AG (FUND)...........      2,425,000             54
 Migros Turk T.A.S. (RETF).....................        100,000            124
 Tupras-Turkiye Petrol Rafinerileri A.S.
  (OILX).......................................        600,000             40
 Yapi Kredi Bankas (BANK)......................      6,622,400             96
 Yapi ve Kredi Bankasi A.S. (BANK).............      8,278,000            120
                                                                      -------
                                                                          434
                                                                      -------
                             TOTAL COMMON STOCK-          85.4%        10,831


PREFERRED STOCK

Brazil - 4.7%
 Banco do Brasil S.A. (BANK)...................     36,900,000            190
 Companhia Paranaense de Energia-Copel - ADR
  (UTIE).......................................          6,400             54
 Petroleo Brasiliero S.A. - Petrobras (OILS)...      1,445,000            224
 Usinas Siderurgicas de Minas S.A. - Cl. A *
  (STEE).......................................         39,000            131
                                                                      -------
                                                                          599
Hungary - 0.2%
 OTP Bank Rt. (BANK)...........................            730             30
Russia -  %
 LUKoil Holding - ADR * (OILS).................         10,000             72

Thailand - 0.2%
 Siam Commercial Bank Public Co. * (BANK)......         20,000             29
                                                                      -------
                          TOTAL PREFERRED STOCK-           5.7%           730


WARRANTS - 0.7%

Philippines - 0.7%
 Jollibee Foods, Corp. (RETF)..................
  expires 03/24/03 (Cost $77)..................        175,000             90

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                       Par           Market
                                                      Value           Value
                                                     (000's)         (000's)
SHORT-TERM INVESTMENTS - 9.5%
 Investment in joint trading account (Note B)
  5.291% due 07/01/99..........................     $   1,201        $ 1,201
                                                    ---------        -------
                              TOTAL INVESTMENTS-        101.3%        12,852
            Payables, less Cash and receivables-         -1.3%          -165
                                                    ---------        -------
                                     NET ASSETS-        100.0%       $12,687
                                                    =========        =======

* Non-Income producing security.
ADR-American Depository Receipt
GDR-Global Depository Receipt
(a) Pursuant to Rule 14A under the Securities act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, securities aggregated $77 or 0.6% of net assets of the Portfolio.
See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                       Market            % of
                                        Industry       Value          Long-Term
                                      Abbreviation     (000's)       Investments
Telephone........................        UTIT           1,805             15.5%
Telecommunication Services.......        TELS           1,442             12.4%
Banks............................        BANK           1,369             11.7%
Electric Power...................        UTIE           1,229             10.6%
Food, Beverage and Tobacco.......        FOOD             812              7.0%
Electronic Products and Services.        ETRN             806              6.9%
Steel............................        STEE             427              3.6%
Brokerage and Investment
  Management.....................        FUND             390              3.3%
Financial Services...............        FINL             340              2.9%
Oil..............................        OILS             297              2.6%
Retail-Food......................        RETF             295              2.6%
Oil and Natural Gas Exploration
  and Production.................        OILX             291              2.5%
Diversified Operations...........        DIOP             262              2.3%
Automobile.......................        AUTO             248              2.1%
Metals and Mining................        META             229              2.0%
Computer Equipment...............        COMP             185              1.6%
Metal Product and Fabrication....        METP             145              1.2%
Computer Software and Services...        SOFT             139              1.2%
Media-TV/Radio...................        MEDI             129              1.1%
Leisure and Recreation...........        LEIS             128              1.1%
Commercial Services..............        COMM             109              0.9%
Insurance........................        INSU             101              0.9%
Chemicals........................        CHEM              95              0.8%
Precious Metals/Gems/Stones......        PMET              93              0.8%
Paper and Forest Products........        PAPR              81              0.7%
Media-Publishing.................        MEDP              69              0.6%
Oil-Equipment and Services.......        OILE              60              0.5%
Retail-Department Stores.........        RETS              51              0.4%
Real Estate Development..........        READ              24              0.2%
                                                     ---------          -------
                                                      $11,651            100.0%
                                                     =========          =======

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO


                                                                 Market
                Name of Issuer                   Shares          Value
                                                                (000's)
COMMON STOCK
Australia - 2.6%
 Amcor, Ltd. (CONT)..........................     26,400        $    147
 Brambles Industries, Ltd. (DIOP)............      7,200             190
 Broken Hill Proprietary Co., Ltd. (DIOP)....     62,100             718
 Coca Cola Amatil (FOOD).....................     23,200              93
 Coles Myer, Ltd. (RETS).....................     33,600             195
 CSR, Ltd. (CONS)............................     52,000             149
 Foster's Brewing Group, Ltd. (FOOD).........     70,100             197
 Lend Lease Corp. (FINL).....................     17,600             241
 National Australia Bank, Ltd. (BANK)........     35,300             583
 News Corp., Ltd. (MEDI).....................     52,800             450
 Normandy Mining, Ltd. * (PMET)..............    119,400              80
 North, Ltd. (META)..........................     59,900             121
 Orica, Ltd. (DIOP)..........................     19,600             107
 Pacific Dunlop, Ltd. (DIOP).................     59,000              85
 Pioneer International, Ltd. (CONS)..........     41,900             107
 Rio Tinto, Ltd. (PMET)......................     15,400             252
 Santos, Ltd. (OILX).........................     38,000             124
 Telstra Corp., Ltd. (TELS)..................     48,100             275
 Westpac Banking Corp., Ltd. (BANK)..........     51,800             336
 WMC, Ltd. (DIOP)............................     55,500             238
                                                                --------
                                                                   4,688
Austria - 1.2%
 Austrian Airlines (TRAN)....................      3,150              76
 Bank Austria AG (BANK)......................      9,700             510
 BBAG Oesterreichische Brau Beteiligungs AG
  (FOOD).....................................      1,650              73
 Bohler-Uddeholm AG (STEE)...................      1,500              74
 EA-Generali AG (INSU).......................        650             119
 Flughafen Wien AG (TRAN)....................      2,900             122
 Mayr-Melnhof Karton Ag (PAPR)...............      1,800              82
 Oesterreichische  Elektrizitaetswirtschafts
  AG (UTIE)..................................      3,200             466
 OMV AG (OILX)...............................      3,000             268
 RHI AG (DIOP)...............................      2,050              55
 VA Technologie AG (ENGI)....................      1,200             109
 Wienerberger Baustoffindustrie AG (CONS)....      7,200             186
                                                                --------
                                                                   2,140
Belgium - 1.6%
 Barco  NV (DIOP)............................        559              90
 Bekaert  NV (METP)..........................        139              60
 Cimenteries CBR Cementbedrijven (CONS)......      1,574             145
 Colruyt NV (RETF)...........................        187             123
 Compagnie Maritime Belge SA (TRAN)..........      1,921              81
 D' Ieteren SA (AUTO)........................        290             134
 Delhaize "Le Lion" SA (RETF)................      1,955             166
 Electrabel SA (UTIE)........................      1,136             367
 Fortis (B) (INSU)...........................     16,992             533
 Groupe Bruxelles Lambert SA (FUND)..........      1,094             185
 KBC Bancassurance Holding NV (BANK).........      3,540             210
 N.V. Union Miniere SA * (META)..............      1,461              60
 Solvay SA (FINL)............................      2,115             140
 Total Fina SA - Strip VVPR * (DIOP).........      3,609
 Tractebel (UTIE)............................      2,341             328
 UCB SA (HEAL)...............................      4,800             205
                                                                --------
                                                                   2,827
Denmark - 0.9%
 A/S Dampskibsselskabet Svendborg - Cl. B
  (TRAN).....................................         24             297
 Danisco A/S (FOOD)..........................      2,450             111
 Den Danske Bank (BANK)......................      2,250             243
 Iss International Service System A/S - Cl. B
  (COMM).....................................      1,650              88
 Novo-Nordisk A/S - Cl. B (HEAL).............      2,450             264
 Tele Danmark A/S (TELS).....................      8,300             407
 Unidanmark A/S - Cl. A (BANK)...............      2,300             153
                                                                --------
                                                                   1,563
Finland - 1.4%
 Merita, Ltd. - Cl. A (BANK).................     20,500             117
 Nokia Oyj (TELE)............................     25,000           2,191
 Outokumpu Oyj (META)........................      3,500              39
 Sampo Insurance Co. plc (INSU)..............      2,500              72
 UPM-Kymmene Corp. * (PAPR)..................      4,400             126
                                                                --------
                                                                   2,545
France - 10.3%
 Accor SA (LEIS).............................      1,223             307
 Air Liquide (CHEM)..........................      2,083             327
 Alcatel Alsthom (TELE)......................      4,190             590
 AXA SA (INSU)...............................      8,781           1,071
 Banque Nationale de Paris (BANK)............      5,646             470
 Banque Paribas (BANK).......................      4,500             504
 Bouygues SA (CONS)..........................        847             224
 Canal Plus (MEDI)...........................        992             278
 Cap Gemini SA (COMM)........................      1,622             255
 Carrefour SA (RETF).........................      5,874             863
 Casino Guichard-Perrachon SA (RETF).........      2,184             191
 Club Mediterranee SA (LEIS).................      1,000             106
 Compagnie de St. Gobain (CONS)..............      2,541             405
 Elf Aquitaine (OILX)........................      7,355           1,079
 Eridania Beghin-Say SA (FOOD)...............        758             109
 Essilor International SA (HEAL).............        358             112
 France Telecom  (TELS)......................     21,203           1,601
 Group Danone * (FOOD).......................      1,846             476
 Imetal SA (CONS)............................        794             118
 L'Oreal (HNBA)..............................      1,608           1,087
 Lafarge SA (CONS)...........................      2,526             240
 Lagardere S.C.A. (DIOP).....................      4,108             153
 Legrand SA (ELEQ)...........................        658             134
 Michelin (PART).............................      4,386             179
 Moet Hennessy-Louis Vuitton (FOOD)..........      2,300             673
 Pernod Ricard (FOOD)........................      1,763             118
 Pinault-Printemps-Redoute SA (RETS).........      2,958             507
 Promodes (RETF).............................        525             344
 PSA Peugeot (AUTO)..........................      1,457             230

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO


                                                                 Market
                Name of Issuer                   Shares          Value
                                                                (000's)
COMMON STOCK - CONTINUED
France - Continued
 Rhone-Poulenc SA (BANK)  ...................      9,549        $    436
 Sagem SA (ETRN)  ...........................        200             134
 Sanofi-Synthelabo SA * (HEAL)  .............     11,624             493
 Schneider SA (MACH)  .......................      3,911             220
 SEITA (FOOD) ...............................      2,750             159
 Sidel SA (MACH)  ...........................      1,650             201
 Societe BIC SA (COMM)  .....................      2,209             116
 Societe Eurafrance SA (FINL) ...............        233             145
 Societe Generale de Paris (BANK) ...........      2,732             481
 Suez Lyonnaise des Eaux (DIOP) .............      3,413             615
 Thomson CFS (ETRN) .........................      3,440             119
 Total SA - Cl. B (OILX)  ...................     10,298           1,328
 Unibail (REAL) .............................        700              90
 Usinor SA (STEE) ...........................      8,601             128
 Valeo SA (PART)  ...........................      2,676             221
 Vivendi (DIOP) .............................     14,850           1,202
                                                                --------
                                                                  18,839
Germany - 12.5%
 Adidas-Salomon AG (APPA) ...................      1,920             190
 Allianz AG - Reg. (INSU) ...................      8,380           2,324
 AMB Aachener & Muenchener Beteiligungs AG
  (INSU).....................................      1,730             176
 Axa Colonia Konzern AG (INSU)  .............      1,220             117
 BASF AG (CHEM) .............................     21,860             966
 Bayer AG (CHEM)  ...........................     24,980           1,040
 Bayerische Vereinsbank AG (BANK) ...........     18,072           1,174
 Beiersdorf AG (HNBA) .......................      4,120             274
 Bilfinger & Berger Bau AG (CONS) ...........      2,960              73
 Buderus AG (DIOP)  .........................        110              44
 Continental AG (PART)  .....................      5,950             141
 DaimlerChrysler AG * (AUTO)  ...............     19,405           1,680
 Deutsche Bank AG (BANK)  ...................     18,150           1,107
 Deutsche Telekom AG * (TELS) ...............     73,840           3,098
 Douglas Holding AG (HNBA)  .................      1,890              85
 Dresdner Bank AG (BANK)  ...................     18,460             721
 Heidelberg Zement (CONS) ...................      2,730             225
 Hochtief AG (CONS) .........................      3,810             175
 Karstadt AG (RETS) .........................        420             202
 Linde AG (ENGI)  ...........................        330             198
 Lufthansa AG (TRAN)  .......................     14,730             267
 MAN AG (DIOP)  .............................      4,400             150
 Mannesmann AG (MACH) .......................      3,751             560
 Merck KGaA (HEAL)  .........................      7,360             239
 Metro AG * (RETS)  .........................      7,950             493
 Muenchener Rueckversicherungs-Gesellschaft
  AG - Reg. New * (INSU) ....................      2,760             504
 Muenchener Rueckversicherungs-Gesellschaft
  AG - Reg. (INSU) ..........................      2,760             511
 Preussag AG (DIOP) .........................      6,400             344
 RWE AG (OILX)  .............................     12,500             578
 SAP AG (SOFT)  .............................      2,120             717
 Schering AG (HEAL) .........................      2,530             268
 SGL Carbon AG (CHEM) .......................      1,190              92
 Siemens AG (DIOP)  .........................     18,860           1,454
 Thyssen Krupp AG (CONS) ....................     15,100             332
 VEBA AG (DIOP) .............................     18,130           1,065
 Viag AG (DIOP) .............................      1,020             482
 Volkswagen AG (AUTO) .......................     11,100             710
                                                                --------
                                                                  22,776
Hong Kong - 2.1%
 Cheung Kong (Holdings), Ltd. (READ)  .......     52,000             462
 CLP Holdings, Ltd. (UTIE)  .................     37,500             182
 Hang Seng Bank, Ltd. (BANK)  ...............     35,000             391
 Hong Kong Telecommunications, Ltd. (TELS)  .    209,800             545
 HSBC Holdings plc (BANK) ...................     12,800             467
 Hutchison Whampoa, Ltd. (COMM) .............     58,000             525
 New World Development Co., Ltd. (READ) .....     70,000             210
 Sun Hung Kai Properties, Ltd. (REIT) .......     59,000             538
 Swire Pacific, Ltd. (DIOP) .................     31,500             156
 Wharf (Holdings), Ltd. (DIOP)  .............    113,000             353
                                                                --------
                                                                   3,829
Ireland - 0.5%
 Allied Irish Banks plc (BANK)  .............     26,800             352
 CRH plc (CONS) .............................     13,300             236
 Greencore Group plc (FOOD) .................     26,000              80
 Irish Life & Permanent plc (FINL)  .........      9,553             101
 Jefferson Smurfit Group plc (CONT) .........     20,200              47
 Kerry Group plc (FOOD) .....................      8,400             100
                                                                --------
                                                                     916
Italy - 8.0%
 Alitalia SpA (TRAN)  .......................     30,000              78
 Assicurazioni Generali (INSU)  .............     44,000           1,524
 Banca Commerciale Italiana (BANK)  .........     84,800             619
 Banca Intesa SpA (BANK)  ...................     74,800             359
 Banca Intesa SpA - RNC (BANK)  .............     37,400              84
 Banca Popolare di Milano (BANK)  ...........     18,100             140
 Benetton Group SpA (APPA)  .................    113,100             223
 Bulgari SpA (RETS) .........................      8,900              60
 Burgo (Cartiere) SpA (PAPR)  ...............     11,700              75
 Credito Italiano SpA (BANK)  ...............    131,600             578
 Edison SpA (ENER)  .........................     32,600             282
 ENI SpA (OILS) .............................    356,800           2,130
 Fiat SpA (AUTO)  ...........................    170,400             539
 Fiat SpA - RNC (AUTO)  .....................     37,200              63
 Istituto Bancario San Paolo di Torino
  (BANK) ....................................     71,618             974
 Istituto Nazionale delle Assicurazioni
  (INSU) ....................................    177,600             412
 Italgas SpA (UTIG) .........................     40,300             169
 La Rinascente SpA (CONS) ...................     10,500              79
 Marzotto & Figli SpA (APPA)  ...............      7,500              58
 Mediaset SpA (MEDI)  .......................     56,200             499
 Mediobanca SpA (FUND)  .....................     17,000             178
 Mondadori (Arnoldo) Editore SpA (MEDP) .....      9,400             163

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO
                                                                 Market
                Name of Issuer                   Shares          Value
                                                                (000's)
COMMON STOCK - CONTINUED
Italy - Continued
 Montedison SpA (CHEM)  .....................    124,540        $    203
 Olivetti SpA (COMM)  .......................    138,400             332
 Parmalat Finanziaria SpA (FOOD)  ...........     77,600             102
 Pirelli SpA (DIOP) .........................     81,100             221
 Riunione Adriatica di Sicorta SpA (INSU) ...     18,650             181
 Riunione Adriatica di Sicorta SpA - RNC
  (INSU) ....................................      9,600              81
 Sirti SpA (TELE) ...........................     11,100              54
 Societa Assicuratrice Industriale (INSU) ...      8,600              89
 Telecom Italia Mobile SpA (TELS) ...........    305,100           1,821
 Telecom Italia Mobile SpA - RNC (TELS) .....     68,200             251
 Telecom Italia SpA * (TELS)  ...............    161,500           1,678
 Telecom Italia SpA - RNC (TELS)  ...........     37,300             202
 Unione Immobiliare SpA * (REAL)  ...........    177,600              79
                                                                --------
                                                                  14,580
Japan - 34.5%
 77 Bank, Ltd. (BANK) .......................     18,000             158
 Acom Co., Ltd. (LEND)  .....................      5,900             510
 Advantest (ETRN) ...........................      3,700             407
 Ajinomoto Co., Inc. (FOOD) .................     23,000             262
 Alps Electric Co. (ETRN) ...................      9,000             211
 Amada Co., Ltd (MACH)  .....................     20,000             141
 Aoyama Trading Co. (RETS)  .................      3,500             111
 Asahi Bank Ltd. (BANK) .....................     53,000             254
 Asahi Breweries Ltd. (FOOD)  ...............     13,000             162
 Asahi Chemical Industry Co., Ltd. (CHEM) ...     44,000             244
 Asahi Glass Co., Ltd. (APPL) ...............     48,000             311
 Bank of Tokyo-Mitsubishi (BANK)  ...........    159,000           2,265
 Bridgestone Corp. (PART) ...................     30,000             908
 Canon, Inc. (COMM) .........................     29,000             834
 Casio Computer Co. (ETRN)  .................     13,000              99
 Chiyoda Corp.  (ENGI)  .....................     37,000              76
 Citizen Watch Co., Ltd. (RETS) .............     15,000             130
 Credit Saison Co., Ltd. (FINL) .............      8,000             167
 CSK Corp. (SOFT) ...........................      4,700             107
 Dai Nippon Printng Co., Ltd. (COMM)  .......     28,000             448
 Daicel Chemical Industries, Ltd. (CHEM)  ...     16,000              59
 Daiichi Pharmaceutical Co., Ltd. (HEAL)  ...     10,000             155
 Daikin Industries, Ltd. (CONS) .............     15,000             174
 Dainippon Ink & Chemicals, Inc. (CHEM) .....     40,000             136
 Daito Trust Construction Co., Ltd. (REAL)  .      1,300              15
 Daiwa House Industry Co., Ltd. (HOUS)  .....     20,000             210
 Daiwa Securities Co., Ltd. (FUND)  .........     37,000             245
 Denso Corp. (ETRN) .........................     34,000             691
 East Japan Railway Co. (TRAN)  .............        145             779
 Ebara Corp. (MACH) .........................     18,000             214
 Eisai Co. Ltd. (HEAL)  .....................     11,000             217
 Fanuc, Ltd. (ELEQ) .........................      9,400             505
 Fuji Bank, Ltd. (BANK) .....................     69,000             481
 Fuji Photo Film (LEIS) .....................     18,000             682
 Fujikura (ELEQ)  ...........................     11,000              53
 Fujitsu, Ltd. (ELEQ) .......................     64,000           1,288
 Furukawa Electric Co. (TELE) ...............     10,000              46
 Hankyu Corp. (TRAN)  .......................     23,000              91
 Hirose Electric Co., Ltd. (ETRN) ...........      2,400             249
 Hitachi Zosen Corp. (CONS) .................     52,000              63
 Hitachi, Ltd. (ETRN) .......................    118,000           1,107
 Honda Motor Co. (AUTO) .....................     34,000           1,442
 Hoya Corp. (ETRN)  .........................      5,000             282
 Industrial Bank of Japan (BANK)  ...........     63,000             500
 Isetan Co., Ltd. (RETS)  ...................     10,000              86
 Ito-Yokado Co., Ltd. (RETS)  ...............     15,000           1,004
 Itochu Corp. (DIOP)  .......................     48,000             119
 Japan Airlines Co., Ltd. (TRAN)  ...........     71,000             235
 Japan Energy Corp. (OILX)  .................     68,000              80
 Japan Metals & Chemicals Co., Ltd. (META) ..     17,000              29
 Joyo Bank, Ltd. (BANK) .....................     29,000             113
 JUSCO Co., Ltd. * (RETS) ...................     13,000             236
 Kajima Corp. (CONS)  .......................     35,000             127
 Kaneka Corp. (CHEM)  .......................     19,000             179
 Kansai Electric Power Co., Inc. (UTIE) .....     20,100             382
 KAO Corp. (HNBA) ...........................     16,000             450
 Kawasaki Heavy Industry, Ltd. (DIOP) .......     57,000             155
 Kawasaki Steel Corp. (STEE)  ...............    117,000             219
 Keihin Electric Express Railway Co., Ltd.
  (TRAN) ....................................     51,000             169
 Kinden Corp. (ENGI)  .......................     13,000             140
 Kinki Nippon Railway (TRAN)  ...............     43,000             211
 Kirin Brewery Co. (FOOD) ...................     32,000             384
 Kokuyo Co. (COMM)  .........................      7,000             113
 Komatsu, Ltd. (MACH) .......................     44,000             281
 Komori Corp. (MACH)  .......................      6,000             108
 Konica Corp. (LEIS)  .......................     17,000              70
 Kubota Corp. (MACH)  .......................     68,000             203
 Kuraray Co., Ltd. (APPA) ...................     11,000             132
 Kurita Water Industries, Ltd. (POLL) .......      8,000             144
 Kyocera Corp. (ETRN) .......................      6,700             393
 Makita Corp. (CNSU)  .......................      9,000             102
 Marubeni Corp. (DIOP)  .....................     62,000             130
 Marui Co., Ltd. (RETS) .....................     12,000             198
 Matsushita Electric Industrial Co. (ETRN)  .     70,000           1,360
 Minebea Co., Ltd. (CHEM) ...................     13,000             145
 Mitsubishi Chemical Corp. (CHEM) ...........     61,000             211
 Mitsubishi Corp. (DIOP)  ...................     55,000             373
 Mitsubishi Electric Corp. (ETRN) ...........     88,000             338
 Mitsubishi Estate Co., Ltd. (REAL) .........     49,000             478
 Mitsubishi Heavy Industries, Ltd. (MACH) ...    127,000             515
 Mitsubishi Logistcs Corp. (TRAN) ...........      7,000              79
 Mitsubishi Materials Corp. (PMET)  .........     39,000              87
 Mitsubishi Rayon Co., Ltd. (APPA)  .........     27,000              77
 Mitsubishi Trust & Banking Corp. (BANK)  ...     42,000             408
 Mitsui & Co., Ltd. (DIOP)  .................     60,000             419
 Mitsui Engineering & Shipbuilding Co.,
  Ltd. * (CONS)  ............................    105,000             119
 Mitsui Fudosan (REAL)  . . . . . . . . . . .     34,000             275
 Mitsui Marine & Fire Insurance Co., Ltd.
  (INSU) ....................................     30,000             148

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                 Market
                Name of Issuer                   Shares          Value
                                                                (000's)
COMMON STOCK - CONTINUED
Japan - Continued
 Mitsui Mining & Smelting Co., Ltd. (META)...     23,000        $    119
 Mitsui O.S.K. Lines, Ltd. (TRAN) ...........     65,000             140
 Mitsukoshi, Ltd. (RETS)  ...................      9,000              39
 Mori Seiki Co., Ltd. (MACH)  ...............      7,000              95
 Murata Manufacturing Co., Ltd. (ETRN)  .....      9,000             592
 Mycal Corp. (RETS) .........................     16,000             101
 Nagoya Railroad Co. (TRAN) .................     41,000             135
 NAMCO, Ltd. (LEIS) .........................      4,300             116
 Nankai Electric Rail Co., Ltd. (TRAN)  .....     24,000             111
 NEC Corp. (COMP) ...........................     57,000             709
 NGK Insulators (PART)  .....................     21,000             219
 NGK Spark Plug Co. (PART)  .................     16,000             165
 Nichido Fire & Marine Insurance Co., Ltd.
  (INSU) ....................................     19,000              98
 Niigata Engineering Co., Ltd. * (MACH) .....     60,000              58
 Nikon Corp. (LEIS) .........................     13,000             213
 Nippon Comsys Corp. (ENGI) .................      6,000              97
 Nippon Express Co., Ltd. (TRAN)  ...........     46,000             276
 Nippon Fire & Marine Insurance Co., Ltd.
  (INSU) ....................................     27,000              92
 Nippon Oil Co., Ltd. (OILX)  ...............     63,000             266
 Nippon Paper Industries Co. (PAPR) .........     42,000             219
 Nippon Steel Co. (STEE)  ...................    248,000             576
 Nippon Telegraph & Telephone Corp. (UTIT)  .        446           5,198
 Nippon Yusen  Kabushiki Kaisha (TRAN)  .....     54,000             208
 Nissan Motor Acceptance Corp. (FINL) .......     64,000             306
 Nitto Denko Corp. (ETRN) ...................     10,000             210
 Nkk Corp. (STEE) ...........................    136,000             111
 Nomura Securities Co., Ltd. (FUND) .........     61,000             715
 NSK, Ltd. (META) ...........................     29,000             159
 NTN Corp. (METP) ...........................     23,000              79
 Obayashi Corp. (CONS)  .....................     22,000             111
 Odakyu Electric Railway (TRAN) .............     44,000             147
 Oji Paper Co. (PAPR) .......................     43,000             249
 Okuma Corp. (MACH) .........................     18,000              84
 Olympus Optical Co. (LEIS) .................     14,000             207
 Omron Corp. (ETRN) .........................     11,000             191
 Onward Kashiyama Co., Ltd. (APPA)  .........     10,000             110
 Orix Corp. (FINL)  .........................      2,800             250
 Osaka Gas Co. (UTIG) .......................     81,000             275
 Pioneer Corp. (ETRN) .......................      3,000              58
 RENOWN, Inc. * (APPA)  .....................     45,000              63
 Rohm Co., Ltd. (ETRN)  .....................      4,000             627
 Sakura Bank, Ltd. (BANK) ...................    125,000             474
 Sankyo Co., Ltd. (HEAL)  ...................     14,000             353
 Sanrio Co., Ltd. * (CNSU)  .................     11,000             375
 Sanyo Electric Co. (ETRN)  .................     75,000             305
 Secom Co. (ETRN) ...........................      4,000             417
 Sega Enterprises (CNSU)  ...................      5,100              67
 Sekisui Chemical Co. (CHEM)  ...............     26,000             151
 Sekisui House, Ltd. (CONS) .................     31,000             335
 Sharp Corp. (ETRN) .........................     33,000             390
 SHIMANO, Inc. (LEIS) .......................      6,000             142
 Shimizu Corp. (CONS) .......................     29,000             113
 Shin-Etsu Chemical Co. (CHEM)  .............      9,000             301
 Shionogi & Co., Ltd. (HEAL)  ...............     14,000             111
 Shiseido Co., Ltd. (CHEM)  .................     15,000             225
 Shizuoka Bank, Ltd. (BANK) .................     19,000             189
 SMC Corp. (MACH) ...........................      2,900             325
 Sony Corp. (ETRN)  .........................     12,000           1,295
 Sumitomo Bank (BANK) .......................    108,000           1,340
 Sumitomo Chemical Co. (CHEM) ...............     59,000             271
 Sumitomo Corp. (DIOP)  .....................     47,000             344
 Sumitomo Electric Industries (TELE)  .......     30,000             341
 Sumitomo Heavy Industry (MACH) .............     31,000              69
 Sumitomo Marine & Fire Insurance Co., Ltd.
  (INSU) ....................................     26,000             157
 Sumitomo Metal Industries (STEE) ...........    102,000             127
 Sumitomo Metal Mining Co. (PMET) ...........     27,000             112
 Taisho Pharmaceutical Co., Ltd. (HEAL) .....     10,000             331
 Takashimaya Co. (RETS) .....................     12,000             115
 Takeda Chemical Industries (HEAL)  .........     29,000           1,345
 Teijin, Ltd. (APPA)  .......................     41,000             166
 Tobu Railway Co., Ltd. (TRAN)  .............     57,000             162
 Toho Co., Ltd. (MEDI)  .....................      1,300             190
 Tohoku Electric Power (UTIE) ...............     13,000             197
 Tokai Bank Ltd. (BANK) .....................     53,000             302
 Tokio Marine & Fire Insurance Co. (INSU) ...     53,000             576
 Tokyo Broadcasting (MEDI)  .................      9,000             130
 Tokyo Dome Corp. (LEIS)  ...................      7,000              41
 Tokyo Electric Power (UTIE)  ...............     43,300             915
 Tokyo Electron, Ltd. (ETRN)  ...............      7,000             475
 Tokyo Gas Co. (OILX) .......................     86,000             212
 Tokyo Steel Manufacturing Co., Ltd. (STEE) .      8,400              44
 Tokyu Corp. (TRAN) .........................     26,000              66
 Toppan Printing Co. (CNSU) .................     29,000             324
 Toray Industries, Inc. (APPA)  .............     50,000             250
 Tostem Corp. (CONS)  .......................     11,000             211
 Toto, Ltd. (APPL)  .........................     21,000             162
 Toyo Seikan Kaisha, Ltd. (CONT)  ...........      8,000             180
 Toyoda Automatic Loom Works, Ltd. (MACH) ...     11,000             187
 Toyota Motor Corp. (AUTO)  .................    134,000           4,243
 Uni-Charm Corp. (PAPR) .....................      3,000             130
 UNY Co., Ltd. (RETS) .......................      8,000             120
 Wacoal Corp. (APPA)  .......................     12,000             122
 Yamaguchi Bank (BANK)  .....................     11,000             100
 Yamaha Corp. (LEIS)  .......................      6,000              72
 Yamanouchi Pharmaceutical Co., Ltd. (HEAL) .     10,000             383
 Yamato Transport Co., Ltd. (TRAN)  .........     17,000             297
 Yokogawa Electric (ETRN) ...................      9,000              53
                                                                --------
                                                                  62,937
Malaysia - 1.0%
 Magnum Corp. Berhad (LEIS) .................    383,000             251
 Malayan Banking Berhad (BANK)  .............    136,200             368

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                 Market
                Name of Issuer                   Shares          Value
                                                                (000's)
COMMON STOCK - CONTINUED
Malaysia - Continued
 Malaysia International Shipping Berhad
   (TRAN) ...................................     62,000        $    101
 RHB Capital Berhad (BANK)  .................    262,000             304
 Sime Darby Berhad (FINL) ...................    169,000             200
 Telekom Malaysia Berhad (TELS) .............    108,000             363
 Tenaga Nasional Berhad (UTIE)  .............    113,000             234
                                                                --------
                                                                   1,821
Netherlands - 2.6%
 ABN Amro Holding NV (BANK) .................     19,500             422
 Akzo Nobel NV (CHEM) .......................      3,850             162
 Elsevier NV (MEDP) .........................     10,500             122
 Heineken NV (FOOD) .........................      4,375             224
 ING Groep NV (BANK)  .......................     10,900             590
 Koninklijke (Royal) Philips Electronics NV
  (ETRN) ....................................      4,232             417
 Koninklijke Ahold NV (RETF)  ...............      7,500             258
 KPN NV (UTIT)  .............................      7,050             331
 Royal Dutch Petroleum Co. (OILS) ...........     24,950           1,461
 TNT Post Group NV (TRAN) ...................      7,050             168
 Unilever NV - CVA (CNSU) ...................      6,920             466
 Wolters Kluwer NV - CVA (MEDP) .............      4,400             175
                                                                --------
                                                                   4,796
New Zealand - 0.4%
 Brierley Investments, Ltd. (LEIS)  .........    295,300              83
 Carter Holt Harvey, Ltd. (PAPR)  ...........    218,900             262
 Telecom Corp. of New Zealand (TELS)  .......     98,600             423
                                                                --------
                                                                     768
Norway - 0.5%
 Christiania Bank Og Kreditkasse (BANK) .....     28,440             102
 Den Norske Bank (BANK) .....................     28,960              96
 Dyno Industrier ASA (COMM) .................      5,120              92
 Kvaerner plc (CONS)  .......................         40               1
 Leif Hoegh & Co. ASA (TRAN)  ...............      7,440              94
 Norsk Hydro ASA (DIOP) .....................      9,340             352
 Orkla ASA (DIOP) ...........................      7,920             123
 Petroleum Geo-Services (OILE)  .............      3,520              53
 Storebrand ASA (INSU)  .....................     13,040              88
                                                                --------
                                                                   1,001
Portugal - 0.4%
 Banco Commercial Portugues SA (BANK) .......      6,600             171
 BPI-SGPS SA (FUND) .........................      4,000              84
 BPI-SGPS SA - Reg. New (FUND)  .............      1,798              37
 EDP-Electricidade de Portugal SA (UTIE)  ...      9,000             162
 Estabelecimentos Jeronimo Martins & Filho,
  Sociedade Gestora de Participacoes Sociais
  SA (RETF) .................................      3,600             119
 Portugal Telecom SA - Reg. (UTIT)  .........      5,600             228
                                                                     801
Singapore - 0.4%
 City Developments, Ltd. (READ) .............     62,000             397
 Singapore Telecommunications, Ltd. (TELS)       161,000             276
 United Overseas Bank, Ltd. (BANK)  .........      8,000              56
                                                                     729
Spain - 3.8%
 Aguas De Barcelona (FOOD)  .................         28               1
 Autopistas Concesionaria Espanola SA (TRAN)      12,860             151
 Banco Bilbao Vizcaya SA (BANK) .............     61,300             885
 Banco Santander Central Hispano SA (BANK)  .    116,700           1,215
 Corporacion Bancaria de Espana SA (BANK) ...     15,300             348
 Corporacion Financiera Alba SA (TRAN)  .....      1,000             162
 Corporacion Mapfre SA (INSU) ...............      2,100              43
 Endesa SA (UTIE) ...........................     28,100             599
 Fomento de Construcciones y Contratas SA
  (INSU) ....................................      2,300             132
 Gas Natural SDG SA (UTIG)  .................      4,600             334
 Grupo Dragados, S.A. (CONS)  ...............      8,400              99
 Iberdrola SA (UTIE)  .......................     27,500             418
 Repsol SA (OILX) ...........................     30,000             617
 Sociedad General de Aguas de Barcelona SA
  (FOOD) ....................................      2,800             146
 Telefonica SA (UTIT) .......................     31,420           1,517
 Union Electrica Fenosa SA (UTIE) ...........     12,200             160
 Vallehermoso SA (READ) .....................      8,700              84
 Zardoya Otis SA (MACH) .....................      4,433             111
                                                                --------
                                                                   7,022
Sweden - 1.7%
 ABB, Ltd. * (ENGI) .........................      1,879             176
 AstraZeneca Group  plc (HEAL)  .............     10,039             391
 Drott AB - B Shares  (REAL)  ...............      3,100              25
 ForeningsSparbanken AB (BANK)  .............      8,700             123
 Hennes & Mauritz AB - B Shares (RETS)  .....     13,800             341
 NetCom Systems, Inc. - Cl. B (TELS)  .......         32               1
 Sandvik AB (MACH)  .........................      4,950             108
 Securitas AB - B Shares (COMM) .............      9,200             138
 Skand Enskilda Banken - Cl. A (BANK) .......     10,200             119
 Skandia Forsakrings AB (INSU)  .............      9,500             178
 Skanska AB (CONS)  .........................      3,100             117
 Svenska Cellulosa AB - Cl. B (PAPR)  .......      4,500             117
 Svenska Handelsbanken Series A (BANK)  .....     11,250             135
 Telefonaktiebolaget LM Ericsson - B Shares
  (TELE) ....................................     28,000             899
 Volvo AB (AUTO)  ...........................      5,750             167
                                                                --------
                                                                   3,035
Switzerland - 1.6%
 ABB AG * (ENGI)  ...........................         90             133
 Credit Suisse Group - Reg. (BANK)  .........      1,970             341
 Nestle SA (FOOD) ...........................        260             468
 Novartis AG  (HEAL)  .......................        380             555
 Roche Holding AG (HEAL)  ...................         10             165

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO
                                                                 Market
                Name of Issuer                   Shares          Value
                                                                (000's)
COMMON STOCK - CONTINUED
Switzerland - Continued
 Roche Holding AG (HEAL)  ...................         45        $    463
 Schweizerische
  Rueckversicherungs-Gesellschaft (INSU)  ...        110             209
 UBS AG - Reg. (BANK) .......................      1,613             481
 Zurich Allied AG (INSU)  ...................        340             193
                                                                --------
                                                                   3,008
United Kingdom - 8.8%
 Abbey National First Capital BV (BANK) .....     16,000             300
 Allied Zurich AG * (INSU)  .................     18,600             234
 Associated British Foods plc (FOOD)  .......     12,848              84
 Barclays Bank (BANK) .......................     18,400             535
 Bass plc (FOOD)  ...........................     11,100             161
 BG plc (OILE)  .............................     46,800             285
 BOC Group plc (CHEM) .......................      7,700             151
 Boots Co. plc (RETD) .......................     12,300             146
 British Aerospace plc (AERO) ...............     20,000             130
 British Airways plc (TRAN) .................     18,800             130
 British American Tobacco plc * (FOOD)  .....     18,600             175
 British Land Co. plc (REAL)  ...............      7,200              60
 British Petroleum Co. plc (OILX) ...........     64,200           1,150
 British Sky Broadcast plc (MEDI) ...........     21,700             201
 British Telecommunications plc (TELS)  .....     72,600           1,215
 BTR Siebe plc (DIOP) .......................     23,385             111
 Burmah Castrol plc (OILS)  .................      7,250             137
 Cable & Wireless plc (TELS)  ...............     30,600             390
 Cadbury Schweppes plc (FOOD) ...............     26,600             170
 Carlton Communications plc (MEDI)  .........     16,300             135
 Centrica  plc * (UTIG) .....................     65,700             154
 CGU plc (INSU) .............................      9,300             134
 Diageo plc (FOOD)  .........................     44,200             464
 EMI Group plc (LEIS) .......................     14,800             119
 General Electric Co. plc (DIOP)  ...........     33,200             337
 GKN plc (PART) .............................     10,200             174
 Glaxo Wellcome plc (HEAL)  .................     40,610           1,128
 Granada Group plc (DIOP) ...................     11,700             217
 Great Universital Stores plc (RETS)  .......     13,600             152
 HSBC Holdings plc (BANK) ...................     11,600             411
 Imperial Chemical Industries plc (CHEM)  ...      1,700              17
 J. Sainsbury plc (RETF)  ...................     24,100             152
 Kingfisher plc (RETS)  .....................     18,600             217
 Ladbroke Group plc (LEIS)  .................     20,700              83
 Land Securities plc (REAL) .................      8,400             113
 Legal & General Group  plc (INSU)  .........     62,800             160
 Lloyds TSB Group plc (BANK)  ...............     63,300             860
 Marks & Spencer plc (RETS) .................     19,900             115
 National Grid Group plc (UTIE) .............     22,500             157
 National Power plc (UTIE)  .................     16,500             120
 Pearson plc (MEDP) .........................      8,100             165
 Peninsular & Oriental Steam Navigation Co.
  (TRAN) ....................................     10,300             154
 Prudential Corp. (INSU)  ...................     24,400             360
 Railtrack Group plc (TRAN) .................      7,400             151
 Rank Group plc (DIOP)  .....................     16,000              64
 Reed International plc (MEDP)  .............     15,400             102
 Reuters Group plc (BUSI) ...................     18,600             245
 Rio Tinto plc - Reg. (DIOP)  ...............     12,600             211
 Royal & Sun Alliance Insurance Group plc
  (INSU) ....................................     17,545             157
 Royal Bank of Scotland Group (BANK)  .......     11,500             236
 Safeway plc (RETF) .........................     19,400              77
 Schroders (BANK) ...........................      4,050              82
 Scottish & Newcastle plc (FOOD)  ...........     12,400             130
 Scottish Power plc (UTIE)  .................     19,000             163
 SmithKline Beecham plc (HEAL)  .............     62,500             813
 Tesco plc (RETF)  ..........................     79,500             206
 Unilever plc (CNSU)  .......................     33,304             295
 United Utilities plc (AGRI)  ...............     10,400             128
 Vodafone Group plc (TELS)  .................     38,500             757
 Zeneca Group plc (HEAL)  ...................     10,500             406
                                                                --------
                                                                  16,086
                                                                --------
                           TOTAL COMMON STOCK-      96.8%        176,707

PREFERRED STOCK
Australia - 0.2%
 News Corp., Ltd. (MEDI)  ...................     45,400             346
Germany - 0.6%
 Dyckerhoff AG (CONS) .......................        260              79
 Friedrich Grohe AG (CONS)  .................        400             113
 RWE AG (OILX)  .............................      5,470             190
 SAP AG - Vorzug (SOFT) .....................      1,490             595
 Volkswagen AG (AUTO) .......................      3,800             140
                                                                --------
                                                                   1,117
Italy - 0.0%
 Fiat SpA (AUTO)  ...........................     43,100              69
                                                                --------
                        TOTAL PREFERRED STOCK-       0.8%          1,532

WARRANTS - 0.0%
France - 0.0%
 AXA-CTF de Valeur Garant (INSU)
  expires 07/31/01 (Cost $17) ...............        172               1

RIGHTS
France - 0.0%
 Bouygues SA (CONS)
  expires 07/09/99 (Cost $0)  ...............        847               2
 LVMH (Louis Vuitton Moet Hennessy) (FOOD)
  expires 09/21/99 (Cost $0)  ...............        230               7
                                                                --------
                                                                       9

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                 Market
                Name of Issuer                   Shares          Value
                                                                (000's)
RIGHTS - CONTINUED

Italy - 0.0%
 Olivetti SpA (TELS)
  expires 07/01/99 (Cost $0)  ...............    138,400        $     19
Spain - 0.0%
 Autopistas Cesa (GOVE)
  expires 07/05/99 (Cost $0)  ...............     12,860               7
                                                                --------
                                 TOTAL RIGHTS-       0.0%             35
                                                   Par
                                                  Value
                                                 (000's)
SHORT-TERM INVESTMENTS - 2.1%
United States - 2.1%
 U.S. Treasury Bills
  4.57% due 09/16/99 #  .....................   $     40              40
  4.64% due 09/16/99 #  .....................        330             327
 Investment in joint trading account (Note B)
  5.291% due 07/01/99 .......................      3,438           3,438
                                                                --------
                                                                   3,805
                                                ---------       --------
                            TOTAL INVESTMENTS-      99.7%        182,080
          Cash and Receivables, less payables-       0.3%            527
                                                ---------       --------
                                   NET ASSETS-     100.0%       $182,607
                                                =========       ========



* Non-income producing security.
# Securities, or a portion thereof, with an aggregate market value of $367 have been segregated to collateralize financial futures contracts.
See notes to financial statements.



SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                  Market       % of
                                    Industry      Value      Long-Term
                                  Abbreviation   (000's)    Investments

Banks ...........................     BANK         25,774      14.5%
Telecommunication Services  .....     TELS         13,324       7.5%
Diversified Operations  .........     DIOP         10,676       6.0%
Insurance .......................     INSU         10,671       6.0%
Electronic Products and Services.     ETRN         10,421       5.8%
Automobile  .....................     AUTO          9,418       5.3%
Health Care Products  ...........     HEAL          8,396       4.7%
Telephone .......................     UTIT          7,274       4.1%
Oil and Natural Gas Exploration
 and Production .................     OILX          5,891       3.3%
Transportation Services .........     TRAN          5,143       2.9%
Food, Beverage and Tobacco  .....     FOOD          5,128       2.9%
Chemicals .......................     CHEM          4,880       2.7%
Electric Power  .................     UTIE          4,849       2.7%
Retail - Department Stores  .....     RETS          4,423       2.5%
Construction  ...................     CONS          4,357       2.4%
Telecommunication Equipment .....     TELE          4,120       2.3%
Oil .............................     OILS          3,728       2.1%
Machinery .......................     MACH          3,481       1.9%
Commercial Services .............     COMM          2,942       1.6%
Retail - Food ...................     RETF          2,501       1.4%
Leisure and Recreation  .........     LEIS          2,491       1.4%
Media - TV/Radio  ...............     MEDI          2,229       1.3%
Auto and Truck Parts  ...........     PART          2,007       1.1%
Electrical Equipment  ...........     ELEQ          1,980       1.1%
Cosmetics and Personal Care
 Products .......................     HNBA          1,895       1.1%
Consumer - Miscellaneous  .......     CNSU          1,629       0.9%
Financial Services  .............     FINL          1,550       0.9%
Brokerage and Investment
 Management .....................     FUND          1,444       0.8%
Computer Software and Services ..     SOFT          1,419       0.8%
Shoe and Apparel Manufacturing ..     APPA          1,393       0.8%
Steel ...........................     STEE          1,280       0.7%
Paper and Forest Products .......     PAPR          1,259       0.7%
Real Estate Development .........     READ          1,153       0.6%
Real Estate Operations  .........     REAL          1,135       0.6%
Natural Gas Distribution  .......     UTIG            933       0.5%
Engineering and Construction  ...     ENGI            930       0.5%
Media - Publishing  .............     MEDP            727       0.4%
Computer Equipment  .............     COMP            709       0.4%
Real Estate Investment Trust  ...     REIT            538       0.3%
Precious Metals/Gems/Stones .....     PMET            531       0.3%
Metals and Mining ...............     META            528       0.3%
Personal and Commercial Lending..     LEND            510       0.3%
Household Appliances/
 Furnishings ....................     APPL            474       0.3%
Containers  .....................     CONT            374       0.2%
Oil - Equipment and Services  ...     OILE            338       0.2%
Energy - Alternative Source .....     ENER            282       0.2%
Business Services ...............     BUSI            245       0.1%
Housing .........................     HOUS            210       0.1%
Retail - Drug Stores  ...........     RETD            146       0.1%
Pollution Control ...............     POLL            143       0.1%
Metal Product and Fabrication ...     METP            138       0.1%
Aerospace and Defense ...........     AERO            130       0.1%
Agricultural Operations .........     AGRI            128       0.1%
                                                 --------     -----
                                                 $178,275     100.0%
                                                 ========     =====

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

                                                                  Market
                Name of Issuer                    Shares           Value
                                                                 (000's)
COMMON STOCK
Australia - 3.7%
 Cable & Wireless Optus, Ltd. * (TELS)........    105,135        $   239
 Foster's Brewing Group, Ltd. (FOOD)..........     32,000             90
 Normandy Mining, Ltd. * (PMET)...............     55,900             37
 WMC, Ltd. (DIOP).............................     24,600            105
 Woodside Petroleum, Ltd. (OILX)..............     27,300            185
                                                                 -------
                                                                     656
Austria - 0.3%
 Flughafen Wien AG (TRAN).....................      1,300             55

Canada - 1.8%
 BCE, Inc. (TELS).............................      2,100            102
 Canadian Pacific, Ltd. (TRAN) ...............      4,300            102
 Molson Cos., Ltd. (FOOD).....................      4,200             76
 Noranda, Inc. (META).........................      2,400             32
                                                                 -------
                                                                     312
France - 1.8%
 AXA SA (INSU)................................        709             87
 Canal Plus (MEDI)............................        839            235
                                                                 -------
                                                                     322
Germany - 8.5%
 Allianz AG - Reg. (INSU).....................        317             88
 BASF AG (CHEM)...............................      4,578            202
 Bayer AG (CHEM)..............................      5,363            223
 Bayerische Vereinsbank AG (BANK).............      2,374            154
 Heidelberger Druckmaschinen AG (MACH)........        648             37
 Hoechst AG (INSU)............................      5,050            229
 Muenchener Rueckversicherungs-Gesellschaft AG
  - REG (INSU)................................        752            139
 Schering AG (HEAL)...........................      1,263            134
 VEBA AG (DIOP)...............................      3,052            179
 Viag AG (DIOP)...............................        264            125
                                                                 -------
                                                                   1,510
Hong Kong - 2.1%
 Cheung Kong (Holdings), Ltd. (READ)..........      6,000             54
 Citic Pacific, Ltd. (DIOP)...................     43,000            137
 Hutchison Whampoa, Ltd. (COMM)...............     16,000            145
 New World Development Co., Ltd. (READ).......     15,121             45
                                                                 -------
                                                                     381
Italy - 0.3%
 Istituto Nazionale delle Assicurazioni (INSU)     21,900             51

Japan - 10.9%
 Bank of Tokyo-Mitsubishi (BANK)..............      6,000             85
 Daiwa Securities Co., Ltd. (FUND)............     31,000            205
 Matsushita Electric Industrial Co. (ETRN)....      8,000            155
 Mitsubishi Estate Co., Ltd. (REAL)...........     17,000            166
 Mitsui Fudosan (REAL)........................     10,000             81
 Nichiei Co., Ltd. (LEND).....................        800             70
 Sanwa Bank, Ltd. (BANK)......................      8,000             79
 Sharp Corp. (ETRN)...........................     17,000            201
 Shohkoh Fund & Co., Ltd. (FINL)..............        300            215
 Sony Corp. (ETRN)............................      2,300            248
 Sumitomo Metal Mining Co. (PMET).............     12,000             50
 Toshiba Corp. (ETRN).........................     26,000            186
 Yamanouchi Pharmaceutical Co., Ltd. (HEAL)...      5,000            191
                                                                 -------
                                                                   1,932
Sweden - 0.3%
 Aga AB (CHEM)................................      4,050             50

Switzerland - 4.9%
 Clariant AG (CHEM)...........................        141             58
 Nestle SA (FOOD).............................         98            177
 Novartis AG * (HEAL).........................        103            150
 Roche Holding AG (HEAL)......................         16            164
 Swisscom AG - Reg. * (UTIT)..................        478            180
 UBS AG - Reg. (BANK).........................        498            149
                                                                 -------
                                                                     878
United Kingdom - 15.7%
 BOC Group plc (CHEM).........................     15,129            296
 British Telecommunications plc (TELS)........      7,595            127
 Carlton Communications plc (MEDI)............     15,821            131
 Enterprise Oil plc (OILX)....................     10,390             66
 Gallaher Group plc (FOOD)....................      8,000             49
 General Electric Co. plc (DIOP)..............     27,608            280
 Great Universital Stores plc (RETS)..........      7,083             79
 J. Sainsbury plc (RETF)......................     24,913            157
 LASMO plc (OILX).............................     32,606             74
 National Grid Group plc (UTIE)...............     22,756            159
 Prudential Corp. (INSU)......................     11,441            169
 Railtrack Group plc (TRAN)...................      8,246            169
 Reed International plc (MEDP)................     18,941            126
 Reuters Group plc (BUSI).....................     19,902            262
 Rio Tinto plc - Reg. (DIOP)..................     12,381            207
 Shell Transport & Trading Co. plc (OILX).....     28,603            215
 SmithKline Beecham plc (HEAL)................     13,328            173
 United Assurance Group plc (OILE)............      6,899             45
                                                                 -------
                                                                   2,784
United States - 44.7%
 Amerada Hess Corp. (OILX)....................      2,200            131
 America Online, Inc. * (SOFT)................        700             77
 Anglo American Platinum Corp., Ltd. (PMET)...      5,100            119
 Aracruz Celulose SA - ADR (PAPR).............      5,200            114
 AT&T Corp. (UTIT)............................      3,005            168
 AT&T Corp. - Liberty Media Group - Cl. A *
  (MEDP)......................................      6,616            243
 Atlantic Richfield Co. (ARCO) (OILS).........      2,100            175
 Azurix Corp. * (AGRI)........................      4,500             90
 Barrick Gold Corp. (PMET)....................     10,900            211
 Biogen, Inc. * (HEAS)........................      2,000            129
 Canadian National Railway Co. (TRAN).........      2,300            154
 Comcast Corp. - Cl. A (MEDI).................      3,900            150
 Companhia Vale do Rio Doce - ADR (META)......      6,300            125
 Conoco, Inc. - Cl. A * (OILS)................      6,400            178
 CSX Corp. (TRAN).............................      5,500            249

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO


                                                                  Market
                Name of Issuer                    Shares           Value
                                                                 (000's)
COMMON STOCK - CONTINUED
United States - Continued
 Duke Energy Co. (UTIE).......................      2,100        $   114
 Electronic Data Systems Corp. (SOFT).........      5,500            311
 Enron Corp. (UTIG)...........................      3,500            286
 Equity Residential Properties Trust (REIT)...      3,600            162
 Freeport-McMoRan Copper & Gold (PMET)........        700             13
 Homestake Mining Co. (PMET)..................     13,900            114
 Immunex Corp. * (HEAL).......................      2,200            280
 International Business Machines Corp. (COMP)       3,600            465
 Lockheed Martin Corp. (AERO).................      4,900            183
 MBIA, Inc. (INSU)............................      1,800            117
 Motorola, Inc. (ETRN)........................      2,000            189
 Newmont Mining Corp. (PMET)..................      9,100            181
 Northrop Grumman Corp. (AERO)................      2,700            179
 Oracle Corp. * (SOFT)........................      8,100            301
 PacifiCorp (UTIE)............................      9,700            178
 Parametric Technology Co. * (SOFT)...........      4,600             64
 Peco Energy Co. (UTIE).......................      5,200            218
 Phillips Petroleum Co. (OILX)................      3,500            176
 Progressive Corp. (INSU).....................      1,000            145
 Prologis Trust (REIT)........................      1,900             38
 SABRE Group Holdings, Inc. * (LEIS)..........      3,000            206
 Sterling Commerce, Inc. * (ETRN).............      4,100            150
 Stillwater Mining Co. * (PMET)...............      6,150            201
 Sun Microsystems, Inc. * (SOFT)..............      3,100            214
 U.S. Airways Group, Inc. * (TRAN)............      2,400            105
 Unocal Corp. (OILX)..........................      3,600            143
 UNUM Corp. (INSU)............................      4,400            241
 USEC, Inc. (CONS)............................     16,900            251
 Williams Cos., Inc. (UTIG)...................      5,300            226
 XL Capital, Ltd. - Cl. A (INSU)..............      3,100            175
                                                                 -------
                                                                   7,939
                                                                 -------
                            TOTAL COMMON STOCK-      95.0%        16,870

PREFERRED STOCK - 1.2%
Germany - 1.2%
 RWE AG (OILX)................................      6,000            209
                                                    Par
                                                   Value
                                                  (000's)
SHORT-TERM INVESTMENTS - 3.5%
 Investment in joint repurchase agreement with
  Swiss Bank Corp. dated 6/30/99, 4.80% due
  7/1/99 (Secured by  $1,578 U.S. Treasury
  Bonds, 8.825% and 11.25% due 08/15/17 and
  02/15/15, Market Value $2,090)..............   $    615            615
                                                 ---------       -------
                             TOTAL INVESTMENTS-      99.7%        17,694
           Cash and Receivables, less payables-       0.3%            52
                                                 ---------       -------
                                    NET ASSETS-     100.0%       $17,746
                                                 =========       =======



* Non-income producing security.
ADR -American Depository Receipt
See notes to financial statements.


SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY


                                                  Market       % of
                                     Industry      Value     Long-Term
                                   Abbreviation   (000's)   Investments
Insurance.......................       INSU         1,439       8.4%
Oil and Natural Gas Exploration
 and Production.................       OILX         1,197       7.0%
Electronic Products and Services       ETRN         1,129       6.6%
Health Care Products............       HEAL         1,094       6.4%
Diversified Operations..........       DIOP         1,035       6.1%
Computer Software and Services..       SOFT           966       5.7%
Precious Metals/Gems/Stones.....       PMET           925       5.4%
Transportation Services.........       TRAN           833       4.9%
Chemicals.......................       CHEM           830       4.9%
Electric Power..................       UTIE           669       3.9%
Media - TV / Radio..............       MEDI           516       3.0%
Natural Gas Distribution........       UTIG           512       3.0%
Telecommunication Services......       TELS           469       2.7%
Banks...........................       BANK           467       2.7%
Computer Equipment..............       COMP           465       2.7%
Food, Beverage and Tobacco......       FOOD           392       2.3%
Media - Publishing..............       MEDP           369       2.2%
Aerospace and Defense...........       AERO           362       2.1%
Oil.............................       OILS           354       2.1%
Telephone.......................       UTIT           347       2.0%
Business Services...............       BUSI           262       1.5%
Construction....................       CONS           251       1.5%
Real Estate Operations..........       REAL           247       1.4%
Financial Services..............       FINL           215       1.3%
Leisure and Recreation..........       LEIS           206       1.2%
Brokerage and Investment
 Management.....................       FUND           205       1.2%
Real Estate Investment Trust....       REIT           201       1.2%
Retail - Food...................       RETF           157       0.9%
Metals and Mining...............       META           157       0.9%
Commercial Services.............       COMM           145       0.8%
Health Care Services............       HEAS           129       0.8%
Paper and Forest Products.......       PAPR           114       0.7%
Real Estate Development.........       READ            99       0.6%
Agricultural Operations.........       AGRI            90       0.5%
Retail - Department Stores......       RETS            79       0.5%
Personal and Commercial Lending        LEND            70       0.4%
Oil - Equipment and Services....       OILE            45       0.3%
Machinery.......................       MACH            37       0.2%
                                                  -------     -----
                                                  $17,079     100.0%
                                                  =======     =====

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO


                                                                 Market
               Name of Issuer                    Shares          Value
                                                                (000's)
COMMON STOCK
Auto and Truck Parts - 1.7%
 Avis Rental A Car, Inc. * .................     7,500          $   218
 CSK Auto Corp. ............................    26,100              705
 O'Reilly Automotive, Inc. * ...............    13,800              695
                                                               --------
                                                                  1,618
Automobile - 0.6%
 United Rentals, Inc. *.....................    19,900              587

Banks - 0.5%
 Greater Bay Bancorp .......................    12,800              426

Brokerage and Investment Management - 2.0%
 Affiliated Managers Group, Inc. *..........    19,900              601
 Charles River Associates, Inc. ............    10,600              266
 Hambrecht & Quist Group *..................    13,200              490
 Raymond James Financial, Inc. .............    19,900              476
                                                               --------
                                                                  1,833
Business Services - 5.0%
 AHL Services, Inc. *.......................    14,900              372
 Coinstar, Inc. *...........................    38,500            1,104
 Corporate Executive Board Co. *............    11,300              402
 Forrester Research, Inc. *.................    24,300              608
 Interim Services, Inc. ....................    24,500              505
 Metzler Group, Inc. *......................    13,350              369
 On Assignment, Inc. *......................    18,700              489
 ProBusiness Services, Inc. *...............     9,200              330
 Professional Detailing, Inc. ..............    14,400              338
 Superior Consultant Holdings Corp. *.......     6,700              165
                                                               --------
                                                                  4,682
Chemicals - 0.5%
 OM Group, Inc. ............................    14,000              483
Commercial Services - 7.8%
 Abacus Direct Corp. *......................    10,600              970
 Dendrite International, Inc. *.............    13,500              488
 G & K Services, Inc. ......................    10,100              529
 Intraware, Inc. *..........................     8,500              204
 ITT Educational Services, Inc. ............    26,700              696
 Mail-Well Holdings, Inc. *.................    24,600              398
 Modem Media Poppe Tyson, Inc. *............    17,200              393
 Nielsen Media Research, Inc. ..............    20,000              585
 Profit Recovery Group International, Inc. *    17,800              842
 Quanta Services, Inc. *....................    20,900              920
 Steiner Leisure, Ltd. *....................    24,800              752
 Tetra Tech, Inc. *.........................    15,562              257
 Veritas DGC, Inc. *........................    11,200              205
                                                               --------
                                                                  7,239
Computer Equipment - 3.0%
 Apex PC Solutions, Inc. *..................    29,400              603
 National Computer Systems, Inc. *..........    25,000              844
 Network Appliance, Inc. *..................    14,400              804
 PRI Automation, Inc. *.....................    14,900              540
                                                               --------
                                                                  2,791
Computer Software and Services - 14.6%
 AboveNet Communications, Inc. *............    10,800              436
 Advent Software, Inc. *....................    11,100              744
 Aspect Development, Inc. *.................    32,400              599
 BackWeb Technologies, Ltd. *...............       300                8
 BindView Development Corp. ................    23,100              549
 Bottomline Technologies, Inc. *............     6,400              339
 Cognizant Technology Solutions Corp. ......    26,500              691
 drkroop.com, Inc *.........................     1,000               16
 Exodus Communications, Inc. *..............     5,300              636
 F5 Networks, Inc. *........................    12,200              500
 Fundtech, Ltd. *...........................    28,900              750
 IMRglobal Corp. *..........................    24,425              470
 International Network Services *...........    11,550              466
 internet.com Corp. *.......................     1,200               15
 Launch Media, Inc. *.......................    31,500              563
 Marimba, Inc. *............................     2,600              137
 Media Metrix, Inc. *.......................     6,800              362
 Micromuse, Inc. *..........................    16,900              843
 Mpath Interactive, Inc. *..................     8,300              183
 Multex.com, Inc. *.........................    18,000              470
 National Instruments Corp. *...............    12,700              513
 NEON Systems, Inc. *.......................       900               30
 Network Event Theater, Inc. *..............    41,500              695
 NextCard, Inc. *...........................       400               13
 ONYX Software Corp. *......................     1,000               22
 Persistence Software, Inc. *...............       400                5
 Phone.com, Inc. *..........................       300               17
 Prodigy Communications Corp. *.............    12,700              329
 PSINet, Inc. ..............................     9,000              394
 Sagent Technology, Inc. *..................    27,500              237
 Scient Corp. *.............................       600               28
 Silknet Software, Inc. *...................       300               12
 Software.com, Inc. *.......................     3,800               88
 TenFold Corporation *......................     3,200              102
 Verio, Inc. ...............................     9,700              674
 Viant Corp. *..............................     2,000               70
 Vignette Corp. *...........................     1,600              120
 Whittman-Hart, Inc. *......................    33,400            1,060
 Wind River Systems *.......................    24,950              401
                                                               --------
                                                                 13,587
Construction - 0.5%
 Crossmann Communities, Inc. *..............    16,000              465
Consumer - Miscellaneous - 1.9%
 Catalina Marketing Corp. *.................     7,200              663
 GoTo.com, Inc. *...........................     2,000               56
 Rental Service Corp. *.....................    23,000              658
 Strayer Education, Inc. ...................    13,450              413

                                                               --------
                                                                  1,790

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO
                                                                 Market
               Name of Issuer                    Shares          Value
                                                                (000's)
COMMON STOCK - CONTINUED

Containers - 0.2%
 Ivex Packaging Corp. * ....................     9,600          $   211
Diversified Operations - 0.9%
 Waste Connections, Inc. * .................    27,600              842
Electrical Equipment - 0.8%
 Micrel, Inc. * ............................     9,500              703
Electronic Products and Services - 10.5%
 Alpha Industries, Inc. ....................    15,000              715
 Atmi, Inc. * ..............................    23,000              684
 Credence Systems Corp. * ..................    20,200              750
 DuPont Photomasks, Inc. * .................    11,600              555
 Flextronics International Ltd. ............    14,000              777
 Gentex Corp. * ............................    22,400              627
 GlobeSpan, Inc. * .........................       400               16
 Imax Corp. * ..............................    24,600              554
 INSpire Insurance Solutions, Inc. * .......    39,900              579
 MedQuist, Inc. * ..........................    18,500              810
 Novellus Systems, Inc. * ..................     6,800              464
 PLX Technology, Inc. * ....................    23,200            1,099
 PMC-Sierra, Inc. * ........................     7,200              424
 QLogic Corp. * ............................     7,100              937
 Semtech Corp. * ...........................    13,800              719
                                                               --------
                                                                  9,710
Financial Services - 1.2%
 AmeriCredit Corp. * .......................    30,400              486
 Medallion Financial Corp. .................    32,200              614
                                                               --------
                                                                  1,100
Food, Beverage and Tobacco - 1.3%
 American Italian Pasta Co. * ..............    25,200              766
 Beringer Wine Estates Holdings * ..........    10,900              455
                                                               --------
                                                                  1,221
Health Care Products - 7.4%
 Alkermes, Inc. * ..........................    19,200              444
 Alpharma, Inc. - Cl A .....................    13,700              487
 Andrx Corp. * .............................    12,600              972
 Gilead Sciences, Inc. * ...................    11,200              585
 Human Genome Sciences, Inc. * .............    10,800              427
 Inhale Therapeutic Systems, Inc. * ........    20,500              488
 Millennium Pharmaceuticals, Inc. * ........    10,700              385
 MiniMed, Inc. * ...........................     9,200              708
 Perclose, Inc. * ..........................    13,800              663
 Pharmacyclics, Inc. * .....................    22,100              619
 Renal Care Group, Inc. * ..................    25,000              647
 Xomed Surgical Products, Inc. * ...........     9,400              458
                                                               --------
                                                                  6,883
Health Care Services - 1.1%
 Idec Pharmaceuticals Corp. ................    12,700              979
Household Appliances / Furnishings - 1.1%
 Ethan Allen Interiors, Inc. ...............    16,350              617
 SLI, Inc. * ...............................    14,600              394
                                                               --------
                                                                  1,011
Insurance - 0.4%
 Medical Assurance, Inc. ...................    13,700              387
Leisure and Recreation - 1.7%
 Cinar Films, Inc. * .......................    30,700              752
 Premier Parks, Inc. * .....................    23,700              871
                                                               --------
                                                                  1,623
Machinery - 1.0%
 JLG Industries, Inc. ......................    22,800              464
 Terex Corp. * .............................    15,000              457
                                                               --------
                                                                    921
Media - Publishing - 0.6%
 John Wiley & Sons, Inc. - Cl. A ...........    31,200              550
Media - TV / Radio - 6.3%
 Adelphia Communications Corp. - Cl. A .....    12,100              770
 Citadel Communications Corp. * ............    22,300              807
 Cumulus Media, Inc. - Cl. A * .............    26,700              584
 Entercom Communications Corp. * ...........     7,300              312
 Getty Images, Inc. ........................    29,500              557
 Hispanic Broadcasting Corp. * .............     9,900              751
 Metro Networks, Inc. * ....................    13,300              710
 Pegasus Communications Corp. * ............    19,800              781
 Radio One, Inc. * .........................    11,800              548
                                                               --------
                                                                  5,820
Metals and Mining - 0.7%
 Maverick Tube Corp. * .....................    43,800              610
Oil - Equipment and Services - 0.9%
 Dril Quip, Inc. * .........................    17,900              410
 Friede Goldman International, Inc. * ......    12,800              178
 Newpark Resources, Inc. * .................    25,700              228
                                                               --------
                                                                    816
Oil and Natural Gas Exploration and Production - 1.1%
 Newfield Exploration Co. * ................    19,900              566
 Stone Energy Corp. * ......................    10,200              432
                                                               --------
                                                                    998
Personal and Commercial Lending - 1.6%
 DVI, Inc. * ...............................    30,000              514
 Metris Cos., Inc. .........................    22,800              929
                                                               --------
                                                                  1,443
Retail - Department Stores - 5.7%
 99 Cents Only Stores * ....................    14,125              705
 Bebe Stores, Inc. * .......................    19,000              646
 David's Bridal, Inc. * ....................    24,200              377
 Dollar Thrifty Automotive Group, Inc. * ...    22,000              511
 Insight Enterprises, Inc. * ...............    19,400              480
 Linens 'N Things, Inc. * ..................    15,900              696

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO
                                                                 Market
               Name of Issuer                    Shares          Value
                                                                (000's)
COMMON STOCK - CONTINUED

Retail - Department Stores - Continued
 Noodle Kidoodle, Inc. * ...................     4,500          $    24
 Pacific Sunwear of California, Inc. * .....    27,900              680
 Sunglass Hut International, Inc. *  .......    26,100              449
 Wet Seal, Inc. - Cl. A *  .................    17,300              495
 Zany Brainy, Inc *  .......................    28,300              274
                                                               --------
                                                                  5,337
Retail - Drug Stores - 0.3%
 Duane Reade, Inc. * .......................    10,200              312

Retail - Food - 3.9%
 Applebee's International, Inc.  ...........    21,900              660
 Buca, Inc. *  .............................     4,500               74
 Garden Fresh Restaurant Corp. .............    30,700              575
 P.F. Chang's China Bistro, Inc. * .........    14,800              320
 RARE Hospitality International, Inc. *  ...    23,800              607
 Whole Foods Market, Inc. *  ...............    12,900              620
 Wild Oats Markets, Inc. * .................    25,400              771
                                                               --------
                                                                  3,627
Shoe and Apparel Manufacturing - 0.6%
 Cutter & Buck, Inc. * .....................    33,900              572
Telecommunication Equipment - 4.7%
 Crown Castle International Corp.  .........    39,000              812
 Microwave Power Devices, Inc. * ...........    43,800              673
 Powertel, Inc.  ...........................    13,100              391
 Powerwave Technologies, Inc. *  ...........    23,500              758
 RF Micro Devices, Inc. *  .................    15,900            1,187
 Terayon Communication Systems, Inc. * .....     9,700              542
                                                               --------
                                                                  4,363
Telecommunication Services - 3.1%
 Allegiance Telecom, Inc. *  ...............    21,300            1,169
 Copper Mountain Networks, Inc. *  .........       500               39
 Intermedia Communications, Inc. * .........    21,300              639
 Latitude Communications, Inc. * ...........    14,600              190
 Orckit Communications, Ltd. * .............    20,500              507
 Winstar Communications, Inc. *  ...........     6,800              331
                                                               --------
                                                                  2,875
Telephone - 1.0%
 NEXTLINK Communications, Inc. * ...........    12,600              937

Transportation Services - 2.7%
 Eagle USA Airfreight, Inc. *  .............    20,100              853
 Expeditors International of Washington,
   Inc. ....................................    25,000              681
 Forward Air Corp. * .......................    17,700              498
 Motivepower Industries, Inc. *  ...........    26,850              477
                                                               --------
                                                                  2,509
                                                               --------
                          TOTAL COMMON STOCK-     98.9%          91,861

SHORT-TERM INVESTMENTS - 2.2%

 Investment in joint repurchase
  agreement with Swiss Bank Corp.
  dated 6/30/99, 4.80% due 7/1/99
  (Secured by $1,578 U.S. Treasury
  Bonds, 8.875% and 11.25% due
  08/15/17 and 02/15/15,
  Market Value $2,090).......................  $ 2,049          $ 2,049
                                               --------         -------
                           TOTAL INVESTMENTS-    101.1%          93,910
         Payables, less cash and receivables-     (1.1)%         (1,002)
                                               --------         -------
                                  NET ASSETS-    100.0%         $92,908
                                               ========         =======


* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                      Market
                Name of Issuer                          Shares         Value
                                                                      (000's)
COMMON STOCK

Australia - 2.5%
 Amcor, Ltd. (CONT)...............................       3,200        $    18
 AMP, Ltd. * (INSU)...............................       3,000             33
 Brambles Industries, Ltd. (DIOP).................       1,200             32
 Broken Hill Proprietary Co., Ltd. (DIOP).........       6,400             74
 CSR, Ltd. (CONS).................................       9,000             26
 David Jones, Ltd. (RETS).........................       9,200              9
 Lend Lease Corp. (FINL)..........................       2,300             32
 National Australia Bank, Ltd. (BANK).............       6,200            102
 News Corp., Ltd. (MEDI)..........................       8,900             76
 Orica, Ltd. (DIOP)...............................       2,500             14
 Qantas Airways, Ltd. (TRAN)......................      12,882             42
 QBE Insurance Group, Ltd. (INSU).................       6,180             23
 Rio Tinto, Ltd. (PMET)...........................       2,700             44
 Santos, Ltd. (OILX)..............................       6,100             20
 Telstra Corp., Ltd. (TELS).......................      16,200             93
 Westpac Banking Corp., Ltd. (BANK)...............       9,600             62
 WMC, Ltd. (DIOP).................................       5,200             22
 Woolworth's, Ltd. (RETS).........................       4,900             16
                                                                      -------
                                                                          738
Austria - 0.1%
 Austria Tabak AG (FOOD)..........................         400             23
Belgium - 0.6%
 Fortis (B) (INSU)................................       4,338            136
 KBC Bancassurance Holding NV (BANK)..............         743             44
                                                                      -------
                                                                          180
Canada - 1.2%
 Agrium, Inc. (AGRI)..............................       1,600             14
 Alcan Aluminum, Ltd. (META)......................         800             25
 Bank of Montreal (BANK)..........................         500             18
 Canadian National Railway Co. (TRAN).............         500             34
 Canadian Pacific, Ltd. (TRAN)....................       1,400             33
 Hudson's Bay Co. (RETS)..........................       1,500             17
 Imasco, ltd. (DIOP)..............................         800             22
 Imperial Oil, Ltd. (OILX)........................       1,200             23
 Magna International, Inc. (AUTO).................         200             11
 Newbridge Networks Corp. (TELE)..................         500             14
 NOVA Chemicals Corp. (CHEM)......................         848             20
 Price REIT, Inc. (REIT)..........................         200             10
 Royal Bank of Canada (BANK)......................         500             22
 Seagram Co., Ltd. (DIOP).........................         300             15
 Shaw Communications, Inc. (MEDI).................       1,000             40
 Transcanada Pipelines, Ltd. (OILE)...............       1,344             19
 Westcoast Energy, Inc. (UTIG)....................         500             10
                                                                      -------
                                                                          347
Denmark - 0.2%
 Tele Danmark A/S (TELS)..........................       1,000             49
Finland - 0.9%
 Merita, Ltd. - Cl. A (BANK) .....................      10,400             59
 Nokia Oyj (TELE).................................       1,400            123
 UPM-Kymmene Corp. * (PAPR).......................       3,000             86
                                                                      -------
                                                                          268

France - 4.3%
 Aerospatiale Matra * (AERO)......................       1,790             41
 Air Liquide (CHEM)...............................         440             69
 Banque Nationale de Paris (BANK).................         778             65
 Carrefour SA (RETF)..............................         420             62
 Compagnie de St. Gobain (CONS)...................         296             47
 Elf Aquitaine (OILX).............................         780            115
 France Telecom  (TELS)...........................       1,220             92
 Group Danone * (FOOD)............................         340             88
 Groupe Air France * (TRAN).......................       2,630             47
 Michelin (PART)..................................         858             35
 Rhone-Poulenc SA (BANK)..........................       1,250             57
 SEITA (FOOD).....................................       2,527            146
 Societe Generale de Paris (BANK).................         325             57
 Suez Lyonnaise des Eaux (DIOP)...................         445             80
 Thomson CFS (ETRN)...............................       2,770             96
 Total SA - Cl. B (OILX)..........................         606             78
 Vivendi (DIOP)...................................         800             65
                                                                      -------
                                                                        1,240
Germany - 4.9%
 Allianz AG - Reg. (INSU).........................         418            116
 Bayer AG (CHEM)..................................       4,000            166
 Continental AG (PART)............................       2,450             58
 DaimlerChrysler AG * (AUTO)......................       1,372            119
 Deutsche Bank AG (BANK)..........................       2,366            144
 Deutsche Telekom AG (TELS).......................       2,650            111
 Dresdner Bank AG (BANK)..........................       2,500             98
 Mannesmann AG (MACH).............................         950            142
 SAP AG (SOFT)....................................         100             34
 Siemens AG (DIOP)................................       2,150            166
 VEBA AG (DIOP)...................................       3,920            230
 Volkswagen AG (AUTO).............................         670             43
                                                                      -------
                                                                        1,427
Italy - 1.3%
 Assicurazioni Generali (INSU)....................       2,900            101
 ENI SpA (OILS)...................................      24,000            143
 Istituto Bancario San Paolo di Torino (BANK)            4,135             56
 La Rinascente SpA (CONS).........................       5,817             44
 Montedison SpA (CHEM)............................      25,792             42
                                                                      -------
                                                                          386
Japan - 11.2%
 Acom Co., Ltd. (LEND)............................         700             60
 Amada Co., Ltd (MACH)............................       4,000             28
 Bank of Tokyo-Mitsubishi (BANK)..................       6,000             85
 Bridgestone Corp. (PART).........................       2,000             61
 Canon Sales Co., Inc. (COMM).....................         100              2
 Canon, Inc. (COMM)...............................       3,000             86
 Citizen Watch Co., Ltd. (RETS)...................       3,000             26
 Dai Nippon Printng Co., Ltd. (COMM)..............       3,000             48
 Daiichi Pharmaceutical Co., Ltd. (HEAL)..........       3,000             47
 Daikin Industries, Ltd. (CONS)...................       7,000             81
 Daiwa House Industry Co., Ltd. (HOUS)............       2,000             21
 Denso Corp. (ETRN)...............................       3,000             61

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                     Market
                Name of Issuer                         Shares         Value
                                                                     (000's)
COMMON STOCK - CONTINUED

Japan - Continued
 East Japan Railway Co. (TRAN).....................        10        $    54
 Fanuc, Ltd. (ELEQ)................................     1,200             65
 Fuji Photo Film (LEIS)............................     1,000             38
 Fujitsu, Ltd. (ELEQ)..............................     6,000            121
 Honda Motor Co. (AUTO)............................     3,000            127
 Hoya Corp. (ETRN).................................     1,000             56
 Ito-Yokado Co., Ltd. (RETS).......................     2,000            134
 Kaneka Corp. (CHEM)...............................     4,000             38
 KAO Corp. (HNBA)..................................     2,000             56
 Kirin Brewery Co. (FOOD)..........................     4,000             48
 Kokuyo Co. (COMM).................................     1,000             16
 Kuraray Co., Ltd. (APPA)..........................     4,000             48
 Marui Co., Ltd. (RETS)............................     2,000             33
 Matsushita Electric Industrial Co. (ETRN).........     4,000             78
 Mitsubishi Corp. (DIOP)...........................    12,000             81
 Mitsubishi Estate Co., Ltd. (REAL)................     7,000             68
 NGK Insulators (PART).............................     6,000             63
 Nintendo Corp., Ltd. (LEIS).......................       500             70
 Nippon Meat Packers, Inc. (FOOD)..................     3,000             39
 Nippon Steel Co. (STEE)...........................    25,000             58
 Nippon Telegraph & Telephone Corp. (UTIT).........        16            187
 Nomura Securities Co., Ltd. (FUND)................     6,000             70
 Obayashi Corp. (CONS).............................     6,000             30
 Osaka Gas Co. (UTIG)..............................    16,000             54
 Sankyo Co., Ltd. (HEAL)...........................     3,000             76
 Sanwa Bank, Ltd. (BANK)...........................     4,000             39
 Secom Co. (ETRN)..................................     1,000            104
 Sekisui House, Ltd. (CONS)........................     4,000             43
 Shin-Etsu Chemical Co. (CHEM).....................     1,000             34
 Sony Corp. (ETRN).................................       800             86
 Sumitomo Bank (BANK)..............................     4,000             50
 Sumitomo Chemical Co. (CHEM)......................     9,000             41
 Sumitomo Electric Industries (TELE)...............     4,000             46
 Takeda Chemical Industries (HEAL).................     2,000             93
 TDK Corp. (COMP)..................................     1,000             92
 Tokio Marine & Fire Insurance Co. (INSU)..........     3,000             33
 Tokyo Electric Power (UTIE).......................     3,700             78
 Toshiba Corp. (ETRN)..............................     9,000             64
 Toyota Motor Corp. (AUTO).........................     3,000             95
 Yamato Transport Co., Ltd. (TRAN).................     2,000             35
                                                                     -------
                                                                       3,247
Netherlands - 2.3%
 Elsevier NV (MEDP)................................     8,400             97
 Heineken NV (FOOD)................................       650             33
 ING Groep NV (BANK)...............................     3,874            210
 KPN NV (UTIT).....................................     2,434            114
 Royal Dutch Petroleum Co. (OILS)..................     2,200            129
 Unilever NV - CVA (CNSU)..........................     1,093             74
                                                                     -------
                                                                         657
New Zealand - 0.3%
 Auckland International (TRAN).....................     6,000              9
 Carter Holt Harvey, Ltd. (PAPR)...................     8,500             10
 Fletcher Challenge Paper (PAPR)...................    12,800             10
 Lion Nathan , Ltd. (FOOD).........................     6,200             15
 Telecom Corp. of New Zealand (TELS)...............    11,700             50
                                                                     -------
                                                                          94
Norway - 0.2%
 Norsk Hydro ASA (DIOP)............................       600             23
 Norske Skogsindustrier ASA - Cl. A (PAPR).........       800             29
                                                                     -------
                                                                          52
Portugal - 0.2%
 EDP-Electricidade de Portugal, SA (UTIE)..........     3,100             56

Singapore - 0.4%
 Singapore Press Holdings, Ltd. (MEDP).............     4,948             84
 United Overseas Bank, Ltd. (BANK).................     6,000             42
                                                                     -------
                                                                         126
Spain - 1.0%
 Banco Popular Espanol SA (BANK)...................       803             58
 Banco Santander Central Hispano SA (BANK).........     8,890             92
 Endesa SA (UTIE)..................................     2,873             61
 Telefonica SA (UTIT)..............................     1,982             96
                                                                     -------
                                                                         307
Sweden - 1.3%
 Electrolux AB - Ser. B (APPL).....................     5,450            114
 Telefonaktiebolaget LM Ericsson - B Shares
  (TELE)...........................................     2,810             90
 Investor AB - B Shares (FUND).....................     4,960             55
 Nordbanken Holding (BANK).........................     7,290             43
 Swedish Match (FOOD)..............................    19,020             68
                                                                     -------
                                                                         370
Switzerland - 2.6%
 Adecco SA - Reg. (COMM)...........................        32             17
 Holderbank Financiere Glarus AG - Cl. B
  (CONS)...........................................        50             59
 Nestle SA (FOOD)..................................       112            202
 Novartis AG  (HEAL)...............................       116            169
 Roche Holding AG (HEAL)...........................        15            154
 Schweizerische
  Rueckversicherungs-Gesellschaft (INSU)...........        17             33
 Swisscom AG - Reg. * (UTIT).......................       303            114
                                                                     -------
                                                                         748
United Kingdom - 10.8%
 Allied Zurich AG * (INSU).........................     5,950             75
 Barclays Bank (BANK)..............................     3,000             87
 BOC Group plc (CHEM)..............................     8,000            157
 Boots Co. plc (RETD)..............................     5,000             59
 British Petroleum Co. plc (OILX)..................    12,987            233
 British Telecommunications plc (TELS).............     5,000             84
 Charter plc (DIOP)................................    11,372             66
 British Airways plc (TRAN)........................     8,000             55
 Coats Viyella plc (APPA)..........................    37,500             30
 Diageo plc (FOOD).................................     8,739             92

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                     Market
                Name of Issuer                         Shares         Value
                                                                     (000's)
COMMON STOCK - CONTINUED

United Kingdom - Continued
 FKI plc (DIOP).....................................   32,000        $    99
 General Electric Co. plc (DIOP)....................   15,400            156
 Glaxo Wellcome plc (HEAL)..........................    6,300            175
 Greenalls Group, plc (RETF)........................    8,400             47
 House of Fraser plc (RETS).........................   19,000             26
 J. Sainsbury plc (RETF)............................    2,000             13
 Lloyds TSB Group plc (BANK)........................   13,000            177
 Marks & Spencer plc (RETS).........................   29,000            167
 Mirror Group plc (MEDP)............................   20,000             78
 National Power plc (UTIE)..........................   12,000             87
 Nycomed Amersham plc (HEAL)........................   10,000             70
 Peninsular & Oriental Steam Navigation Co.
  (TRAN)............................................    3,654             55
 Prudential Corp. (INSU)............................   10,000            147
 Reckitt & Colman plc (HNBA)........................    5,000             52
 Reed International plc (MEDP)......................    9,000             60
 Rio Tinto plc - Reg. (DIOP)........................    8,900            149
 RJB Mining plc (META)..............................   15,500             13
 Royal & Sun Alliance Insurance Group plc
  (INSU)............................................    4,495             40
 Scottish and Southern Energy plc (UTIE)............   12,900            132
 Tesco plc (RETF)...................................   48,000            125
 Thames Water plc (AGRI)............................    3,583             57
 Unilever plc (CNSU)................................    6,000             53
 United News & Media plc (MEDP).....................    9,000             87
 Yorkshire Water plc (AGRI).........................    7,000             49
 Zeneca Group plc (HEAL)............................    2,028             78
                                                                     -------
                                                                       3,130
                                                                     -------
                                  TOTAL COMMON STOCK-    46.3%        13,445

PREFERRED STOCK - 0.1%

Australia - 0.1%
 News Corp., Ltd. (MEDI)............................    4,000             31

                                                         Par
                                                        Value
                                                       (000's)

PUBLICLY-TRADED BONDS

Australia - 4.1%
 Queensland Treasury Corp. - Bonds (FORG)
  6.5% due 06/14/05.................................  $ 1,800          1,205
Canada - 4.1%
 Government of Canada (GOVF)
  4.25% due 12/01/21................................      735            575
  8.75% due 12/01/05................................      780            621
                                                                     -------
                                                                       1,196
Denmark - 2.9%
 Kingdom of Denmark - Bonds (GOVF)
  7.0% due 11/10/24.................................    1,600            255
  9.0% due 11/15/00.................................    3,900            579
                                                                     -------
                                                                         834

                                                         Par          Market
                Name of Issuer                          Value          Value
                                                       (000's)        (000's)
PUBLICLY-TRADED BONDS - CONTINUED

France - 6.3%
 Government of France - Bonds (GOVF)
  5.5% due 10/12/01.................................  $ 1,230        $ 1,327
  5.5% due 04/25/29.................................      480            498
                                                                     -------
                                                                       1,825
Germany - 5.7%
 DePfa Deutsche Pfandbriefbank AG (BANK)
  4.75% due 03/20/03................................       95            101
 Federal Republic of Germany - Debs. (GOVF)
  6.0% due 06/20/16.................................      378            431
 Treuhandanstalt (FORG).............................
  7.375% due 12/02/02...............................      970          1,115
                                                                     -------
                                                                       1,647
Italy - 2.3%
 Republic of Italy (GOVF)
  9.5% due 02/01/06.................................      530            681
Spain - 4.8%
 Government of Spain (GOVF)
  8.8% due 04/30/06.................................    1,090          1,401
Sweden - 3.1%
 Government of Sweden - Bonds (GOVF)
  5.5% due 04/12/02.................................    5,000            609
 Government of Sweden - Debs. (GOVF)
  6.75% due 05/05/14................................    2,100            280
                                                                     -------
                                                                         889
United Kingdom - 4.3%
 U.K. Treasury - Bonds (GOVF)
  7.5% due 12/07/06.................................      700          1,245
United States - 9.0%
 U.S. Treasury - Inflation Index (GOVE)
  3.625% due 01/15/08...............................    1,318          1,281
  3.625% due 04/15/28...............................      772            728
  3.875% due 01/15/09...............................      630            622
                                                                     -------
                                                                       2,631
                                                                     -------
                         TOTAL PUBLICLY-TRADED BONDS-    46.6%        13,554

SHORT-TERM INVESTMENTS - 3.3%
 Investment in joint trading account (Note B)
  5.291% due 07/01/99...............................      953            953
                                                      -------        -------
                                   TOTAL INVESTMENTS-    96.3%        27,983
                 Cash and Receivables, less payables-     3.7%         1,084
                                                      -------        -------
                                          NET ASSETS-   100.0%       $29,067
                                                      =======        =======

* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY


                                                          Market       % of
                                             Industry      Value     Long-Term
                                           Abbreviation   (000's)   Investments
Foreign Governmental..................         GOVF         8,503         31.5%
U.S. Governmental.....................         GOVE         2,631          9.7%
Foreign ..............................         FORG         2,320          8.6%
Banks.................................         BANK         1,769          6.6%
Diversified Operations................         DIOP         1,294          4.8%
Health Care Products..................         HEAL           862          3.2%
Food, Beverage and Tobacco............         FOOD           754          2.8%
Insurance.............................         INSU           736          2.7%
Chemicals.............................         CHEM           567          2.1%
Electronic Products and Services......         ETRN           546          2.0%
Telephone.............................         UTIT           510          1.9%
Telecommunication Services............         TELS           479          1.8%
Oil and Natural Gas Exploration
 and Production.......................         OILX           468          1.7%
Retail - Department Stores............         RETS           429          1.6%
Electric Power........................         UTIE           414          1.5%
Media - Publishing....................         MEDP           406          1.5%
Automobile............................         AUTO           395          1.5%
Transportation Services...............         TRAN           364          1.4%
Construction..........................         CONS           331          1.2%
Telecommunication Equipment...........         TELE           273          1.0%
Oil...................................         OILS           272          1.0%
Retail - Food.........................         RETF           246          0.9%
Auto and Truck Parts..................         PART           216          0.8%
Electrical Equipment..................         ELEQ           185          0.7%
Machinery ............................         MACH           170          0.6%
Commercial Services...................         COMM           169          0.6%
Media - TV / Radio....................         MEDI           146          0.5%
Paper and Forest Products.............         PAPR           135          0.5%
Consumer - Miscellaneous..............         CNSU           127          0.5%
Brokerage and Investment
 Management...........................         FUND           126          0.5%
Agricultural Operations...............         AGRI           120          0.4%
Household Appliances /
 Furnishings..........................         APPL           114          0.4%
Leisure and Recreation................         LEIS           108          0.4%
Cosmetics and Personal Care
 Products.............................         HNBA           108          0.4%
Computer Equipment....................         COMP            92          0.3%
Shoe and Apparel Manufacturing........         APPA            78          0.3%
Real Estate Operations................         REAL            68          0.3%
Natural Gas Distribution..............         UTIG            64          0.2%
Personal and Commercial Lending.......         LEND            61          0.2%
Retail - Drug Stores..................         RETD            59          0.2%
Steel.................................         STEE            58          0.2%
Precious Metals/Gems/Stones...........         PMET            44          0.2%
Aerospace and Defense ................         AERO            41          0.2%
Metals and Mining.....................         META            38          0.1%
Computer Software and Services........         SOFT            34          0.1%
Financial Services....................         FINL            32          0.1%
Housing...............................         HOUS            21          0.1%
Oil - Equipment and Services..........         OILE            19          0.1%
Containers............................         CONT            18          0.1%
Real Estate Investment Trust..........         REIT            10          0.0%
                                                          -------        -----
                                                          $27,030        100.0%
                                                          =======        =====

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO

                                                                     Market
              Name of Issuer                        Shares            Value
                                                                     (000's)
COMMON STOCK

Banks - 1.8%
 Firstar Corp..................................    116,075         $   3,250

Brokerage and Investment Management - 2.5%
 Charles Schwab Corp...........................     41,980             4,613

Commercial Services - 6.6%
 Apollo Group, Inc. - Cl. A *..................    354,344             9,412
 Capita Group plc..............................    110,285             1,141
 Concord EFS, Inc. *...........................     29,485             1,248
 Lamar Advertising Co. *.......................      4,180               171
                                                                   ---------
                                                                      11,972
Computer Equipment - 3.2%
 Juniper Networks, Inc. *......................      3,645               543
 VERITAS Software Corp. *......................     55,055             5,227
                                                                   ---------
                                                                       5,770
Computer Software and Services - 11.0%
 Concentric Network Corp. *....................     42,770             1,700
 Exodus Communications, Inc. *.................     66,680             7,998
 PSINet, Inc. *................................    121,290             5,306
 Verio, Inc....................................     18,380             1,277
 VeriSign, Inc.................................     43,595             3,760
                                                                   ---------
                                                                      20,041
Electric Power - 1.5%
 AES Corp. *...................................     46,725             2,716

Electronic Products and Services - 7.9%
 Gemstar International Group, Ltd. *...........     52,155             3,403
 Uniphase Corp. *..............................     13,605             2,259
 Vitesse Semiconductor Corp. *.................    129,370             8,724
                                                                   ---------
                                                                      14,386
Financial Services - 4.7%
 Paychex, Inc..................................    265,402             8,460

Health Care Products - 7.2%
 MedImmune, Inc. *.............................     45,805             3,103
 MiniMed, Inc. *...............................     14,095             1,085
 QLT PhotoTherapeutics, Inc. *.................     35,860             1,972
 Sepracor, Inc. *..............................     48,845             3,969
 Watson Pharmaceuticals, Inc. *................     84,375             2,958
                                                                   ---------
                                                                      13,087
Leisure and Recreation - 1.0%
 Premier Parks, Inc. *.........................     47,675             1,752

Media - TV / Radio - 14.8%
 Adelphia Communications Corp. - Cl. A.........     63,330             4,030
 Chancellor Media Corp. *......................     56,460             3,113
 Citadel Communications Corp. *................     44,710             1,618
 Clear Channel Communications, Inc. *..........     50,960             3,513
 Entercom Communications Corp. *...............     48,965             2,093
 Hispanic Broadcasting Corp. *.................    103,385             7,844
 Rogers Communications, Inc. - Cl. B *.........    136,480             2,209
 Univision Communications, Inc. - Cl. A *......     36,653             2,419
                                                                   ---------
                                                                      26,839
Retail - Department Stores - 8.7%
 Amazon.com, Inc. *............................     75,515             9,449
 eBay, Inc. *..................................     39,235             5,924
 Fastenal Co...................................      7,305               383
                                                                   ---------
                                                                      15,756
Retail - Food - 1.1%
 PizzaExpress plc..............................    132,256             1,918

Telecommunication Equipment - 5.0%
 American Tower Corp. - Cl. A..................     78,110             1,875
 Crown Castle International Corp...............    249,670             5,196
 E-Tek Dynamics, Inc. *........................     43,485             2,068
                                                                   ---------
                                                                       9,139
Telecommunication Services - 10.8%
 AT&T Canada, Inc. *...........................     55,080             3,529
 Level 3 Communications, Inc. *................     53,385             3,206
 McLeodUSA, Inc. - Cl. A *.....................    116,405             6,402
 NTL, Inc. *...................................     50,565             4,358
 Sprint PCS *..................................     37,605             2,148
                                                                   ---------
                                                                      19,643
Telephone - 7.3%
 Metromedia Fiber Network, Inc. - Cl. A *......    175,625             6,312
 NEXTLINK Communications, Inc. *...............     94,310             7,014
                                                                   ---------
                                                                      13,326
Transportation Services - 1.1%
 Ryanair Holdings plc - ADR *..................     36,171             1,917
                                                                   ---------
                            TOTAL COMMON STOCK-       96.2%          174,585

                                                     Par
                                                    Value
                                                   (000's)
COMMERCIAL PAPER

Brokerage and Investment Management - 2.9%
 Prudential Funding Corp.......................
  5.55% due 07/01/99...........................   $  5,300             5,300
Personal and Commercial Lending - 2.8%
 Household Finance Corp........................
  5.45% due 07/01/99...........................      5,000             5,000
                                                                   ---------
                        TOTAL COMMERCIAL PAPER-        5.7%           10,300
                                                  --------         ---------
                             TOTAL INVESTMENTS-      101.9%          184,885
           Payables, less cash and receivables-       (1.9)%          (3,388)
                                                  --------         ---------
                                    NET ASSETS-      100.0%        $ 181,497
                                                  ========         =========


* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO


                                                              Market
              Name of Issuer                  Shares          Value
                                                             (000's)
COMMON STOCK

Aerospace and Defense - 2.2%
 Allied Signal, Inc. .....................     21,600        $  1,361
 Boeing Co. ..............................     27,000           1,193
 Lockheed Martin Corp. ...................     25,300             942
                                                             --------
                                                                3,496
Auto and Truck Parts - 1.6%
 General Motors Corp. ....................     10,000             660
 Genuine Parts Co. .......................     30,600           1,071
 TRW, Inc. ...............................     14,200             779
                                                             --------
                                                                2,510
Automobile - 0.0%
 Delphi Automotive Systems Corp. *........      4,389              82

Banks - 8.4%
 Bank of Amreica Corp. ...................     15,000           1,100
 Bank One Corp.  .........................     26,300           1,567
 BankBoston Corp.  .......................     17,900             915
 Chase Manhattan Corp. ...................     13,800           1,195
 Fleet Financial Group, Inc. .............     27,400           1,216
 J.P. Morgan & Co., Inc. .................     12,100           1,700
 KeyCorp . ...............................     10,800             347
 Mellon Bank Corp. .......................     81,000           2,946
 Mercantile Bankshares Corp. .............     16,300             577
 National City Corp. .....................     12,000             786
 Wells Fargo & Co. .......................     25,200           1,077
                                                             --------
                                                               13,426
Business Services - 1.0%
 Dun & Bradstreet Corp. ..................     19,400             688
 H & R Block, Inc. .......................     18,700             935
                                                             --------
                                                                1,623
Chemicals - 5.7%
 Arch Chemicals, Inc. ....................      3,000              73
 Dow Chemical Co.  .......................     17,700           2,246
 E.I. du Pont de Nemours & Co. ...........     26,600           1,817
 Great Lakes Chemical Corp. ..............     24,600           1,133
 Hercules, Inc. ..........................     38,300           1,506
 Imperial Chemical Industries plc - ADR  .     16,600             660
 Nalco Chemical Co. ......................     22,700           1,177
 Witco Corp. .............................     24,100             482
                                                             --------
                                                                9,094
Commercial Services - 0.5%
 R.R. Donnelley & Sons Co. ...............     19,700             730

Computer Equipment - 1.3%
 Compaq Computer Corp. ...................     16,800             398
 Hewlett-Packard Co. .....................     16,800           1,688
                                                             --------
                                                                2,086
Construction - 0.7%
 Armstrong World Industries, Inc. ........     20,300           1,174

Consumer - Miscellaneous - 2.0%
 Fortune Brands, Inc. ....................     19,500             807
 Honeywell, Inc. .........................     11,500           1,333
 Stanley Works ...........................     16,600             534
 Tupperware Corp. ........................     13,700             349
 Unilever NV - CVA .......................      3,400             229
                                                             --------
                                                                3,252
Cosmetics and Personal Care Products - 1.0%
 International Flavors & Fragrances, Inc..     35,200           1,562

Diversified Operations - 3.8%
 Cooper Industries, Inc. .................     17,000             884
 General Electric Co. ....................     11,600           1,311
 Minnesota Mining & Manufacturing Co. ....     19,700           1,713
 Olin Corp. ..............................     19,300             255
 Pall Corp. ..............................     41,800             927
 PPG Industries, Inc. ....................     15,500             915
                                                             --------
                                                                6,005
Electric Power - 4.2%
 Constellation Energy Group...............      8,700             258
 DQE, Inc. ...............................     16,900             678
 Duke Energy Co. .........................     20,200           1,098
 Entergy Corp. ...........................     16,900             528
 Firstenergy Corp. .......................     39,000           1,209
 Niagara Mohawk Holdings, Inc. ...........     16,600             267
 PacifiCorp...............................     35,000             643
 Reliant Energy, Inc. ....................     26,600             735
 Southern Co. ............................     39,000           1,034
 Teco Energy, Inc. .......................     13,900             316
                                                             --------
                                                                6,766
Electrical Equipment - 0.7%
 Unicom Corp. ............................     29,800           1,149

Electronic Products and Services - 0.4%
 Hubbell, Inc. - Cl. B ...................     15,100             685

Financial Services - 1.3%
 Citigroup, Inc. .........................     45,375           2,155

Food, Beverage and Tobacco - 9.8%
 Anheuser-Busch Cos., Inc. ...............     24,900           1,766
 Brown-Forman Corp. ......................     15,700           1,023
 Campbell Soup Co. .......................     19,100             886
 General Mills, Inc. .....................     28,000           2,251
 H.J. Heinz Co. ..........................     22,400           1,123
 Hershey Foods Corp. .....................     15,600             926
 Kellogg Co. .............................     27,900             921
 McCormick & Co., Inc. ...................     28,600             903
 Nabisco Holdings Corp. ..................     38,800             759
 PepsiCo, Inc. ...........................     10,900             422
 Philip Morris Cos., Inc. ................     42,600           1,712
 Quaker Oats Co. .........................     19,500           1,294
 R.J. Reynolds Tobacco Holdings, Inc. *...     12,933             407

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO
                                                              Market
              Name of Issuer                  Shares          Value
                                                             (000's)
COMMON STOCK - Continued

Food, Beverage and Tobacco - Continued
 UST, Inc. ...............................     44,700        $  1,307
                                                             --------
                                                               15,700
Health Care Products - 4.3%
 Abbott Laboratories .....................     22,500           1,024
 American Home Products Corp. *...........     42,200           2,427
 Merck & Co., Inc. .......................      9,000             666
 Pharmacia & Upjohn, Inc. ................     39,600           2,250
 Smith & Nephew plc.......................    149,500             452
                                                             --------
                                                                6,819
Household Appliances / Furnishings - 0.8%
 Whirlpool Corp. .........................     16,800           1,243

Insurance - 5.1%
 American General Corp. ..................     20,400           1,538
 Chubb Corp. .............................     13,300             924
 Lincoln National Corp. ..................     19,000             994
 Safeco Corp. ............................     26,300           1,160
 St. Paul Cos., Inc. .....................     48,752           1,551
 Transamerica Corp. ......................     16,600           1,245
 XL Capital, Ltd. - Cl. A ................     12,000             678
                                                             --------
                                                                8,090
Leisure and Recreation - 2.1%
 Eastman Kodak Co. .......................     24,100           1,633
 Hilton Hotels Corp. .....................     23,100             328
 Starwood Hotels & Resorts Worldwide, Inc.     47,400           1,448
                                                             --------
                                                                3,409
Media - Publishing - 1.9%
 Dow Jones & Co., Inc. ...................     17,000             902
 Knight-Rider, Inc. ......................     22,300           1,225
 Readers Digest Association, Inc. - Cl. A.     21,500             855
                                                             --------
                                                                2,982
Media - TV / Radio - 0.3%
 The Walt Disney Co. .....................     13,500             416

Metal Product and Fabrication - 0.7%
 Reynolds Metals Co. .....................     18,200           1,074

Metals and Mining - 0.8%
 Inco, Ltd. ..............................     33,500             603
 Phelps Dodge Corp. ......................     10,300             638
                                                             --------
                                                                1,241
Oil - 2.5%
 Atlantic Richfield Co. (ARCO) ...........     28,300           2,365
 Royal Dutch Petroleum Co. - NY Shares ...     27,500           1,657
                                                             --------
                                                                4,022
Oil - Equipment and Services - 1.0%
 Baker Hughes, Inc. ......................     50,000           1,675

Oil and Natural Gas Exploration and Production - 9.5%
 Amerada Hess Corp.  .....................     22,300           1,327
 BP Amoco plc - ADR  .....................     24,376           2,645
 Chevron Corp. ...........................     22,500           2,142
 Exxon Corp. .............................     31,700           2,445
 Mobil Corp. .............................     20,700           2,049
 Phillips Petroleum Co.  .................     13,700             689
 Texaco, Inc. ............................     28,600           1,787
 Unocal Corp. ............................     32,600           1,292
 USX-Marathon Group ......................     24,100             785
                                                             --------
                                                               15,161
Paper and Forest Products - 3.8%
 Consolidated Papers, Inc. ...............     24,500             656
 Fort James Corp. ........................     24,900             943
 International Paper Co. .................     47,470           2,397
 Kimberly-Clark Corp. ....................     35,600           2,029
                                                             --------
                                                                6,025
Pollution Control - 1.2%
 Browning-Ferris Industries, Inc. ........     34,000           1,462
 Waste Management, Inc. ..................      8,990             483
                                                             --------
                                                                1,945
Precious Metals/Gems/Stones - 0.3%
 Newmont Mining Corp. ....................     27,400             545

Real Estate Investment Trust - 0.8%
 Crescent Real Estate Equities, Inc. .....     19,300             458
 Simon Property Group, Inc. ..............     35,500             901
                                                             --------
                                                                1,359
Real Estate Operations - 0.3%
 Rouse Co. ...............................     16,900             429

Retail - Department Stores - 1.5%
 J.C. Penney Co., Inc. ...................     22,700           1,102
 May Department Stores Co. ...............     16,050             656
 Toys "R" Us, Inc. *......................     33,500             693
                                                             --------
                                                                2,451
Telecommunication Services - 0.7%
 BCE, Inc. ...............................     21,200           1,045

Telephone - 9.0%
 Alltel Corp. ............................     43,200           3,089
 AT&T Corp. ..............................     14,100             787
 Bell Atlantic Corp. .....................     28,000           1,830
 BellSouth Corp. .........................     12,600             591
 GTE Corp. ...............................     33,500           2,538
 SBC Communications, Inc. ................     62,655           3,634
 Telecomunicacoes Brasileiras S.A. .......     10,200             920
 Telecomunicacoes Brasileiras S.A. - ADR..      8,500
 U.S. West, Inc. .........................     15,800             928
                                                             --------
                                                               14,317
Transportation Services - 3.2%
 Alexander & Baldwin, Inc. ...............      9,500             211

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO
                                                              Market
              Name of Issuer                  Shares          Value
                                                             (000's)
COMMON STOCK - CONTINUED

Transportation Services - Continued
 Burlington Northern Santa Fe  ...........     24,800        $    769
 GATX Corp. ..............................      8,800             335
 Norfolk Southern Corp. ..................     59,200           1,783
 Union Pacific Corp. .....................     35,600           2,076
                                                             --------
                                                                5,174
U.S. Government Agencies - 1.1%
 Federal National Mortgage Assoc. ........     24,700           1,689
                                                             --------
                        TOTAL COMMON STOCK-      95.5%        152,606
                                                 Par
                                                Value
                                               (000's)
PUBLICLY-TRADED BONDS

U.S. Governmental - 0.3%
 U.S. Treasury - Notes
 5.75% due 08/15/03  .....................   $    150             150
 6.5% due 05/31/01 .......................        200             204
 7.0% due 07/15/06 .......................        150             159
                                                             --------
               TOTAL PUBLICLY-TRADED BONDS-       0.3%            513

COMMERCIAL PAPER

Banks - 1.2%
 Commonwealth Bank of Australia
 4.8% due 08/10/99 .......................      1,000             995
 Nordbanken North America, Inc.
 4.82% due 08/10/99  .....................      1,000             994
                                                             --------
                                                                1,989
Diversified Operations - 1.2%
 Ciesco L.P.
 5.0% due 03/01/99 .......................      2,000           1,993

Financial Services - 1.3%
 Falcon Asset Securitization Corp.
 5.1% due 06/01/99 .......................      1,000             997
 Golden Funding Corp.
 5.05% due 07/13/99  .....................      1,000             999
                                                             --------
                                                                1,996
Oil and Natural Gas Exploration and Production - 0.2%
 Exxon Imperial U.S., Inc.
 5.75% due 07/01/99  .....................        307             307
                                                             --------
                    TOTAL COMMERCIAL PAPER-       3.9%          6,285
                                             --------        --------
                         TOTAL INVESTMENTS-      99.7%        159,404
       Cash and Receivables, less payables-       0.3%            447
                                             --------        --------
                                NET ASSETS-     100.0%       $159,851
                                             =========       ========

* Non-income producing security.
ADR - American Depository Receipt
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO


                                                 Par            Market
               Name of Issuer                   Value            Value
                                               (000's)          (000's)
PUBLICLY-TRADED BONDS
Banks- 24.9%
 Bank of Nova Scotia
 5.4% due 06/01/00.........................   $ 6,030          $  6,056
 Chase Manhattan Bank USA
 5.08% due 02/01/00........................     5,000             5,041
 Deutsche Bank AG
 5.62% due 06/26/00........................     5,000             5,004
 Fleet National Bank
 4.86% due 08/25/99........................    10,000            10,212
 4.91% due 08/11/99........................     9,000             9,180
 Key Bank NA
 4.898% due 07/21/99.......................    10,000            10,013
 National Bank of Canada
 5.14% due 04/24/00........................    20,000            20,190
 PNC Bank NA
 5.015% due 07/27/99.......................    10,000            10,004
 PNC Bank NA - Notes
 4.862% due 06/07/00.......................     5,000             5,014
 Svenska Handelsbanken NY
 5.23% due 03/01/00........................     4,000             4,072
 5.28% due 03/03/00........................     4,000             4,069
                                                               --------
                                                                 88,855
Brokerage and Investment Management- 2.3%
 Goldman Sachs Group, Inc.
 5.15% due 04/19/00........................     8,000             8,083

Financial Services- 8.9%
 Morgan Guaranty Trust Co.
 4.86% due 07/20/99........................    10,000            10,219
 National Rural Utilities Cooperative
  Finance Corp. - Notes
 5.177% due 06/26/00.......................    10,000            10,008
 Norwest Financial, Inc. - Sr. Notes
 6.68% due 09/15/99........................     3,000             3,060
 Sheffield Receivables Corp.
 5.87% due 06/03/99........................     3,586             3,586
 Sigma Finance, Inc.
 5.14% due 02/10/00........................     5,000             5,101
                                                               --------
                                                                 31,974
Food, Beverage and Tobacco- 1.4%
 PepsiCo, Inc. - Notes
 4.837% due 08/19/99.......................     5,000             5,028
                                                               --------
                TOTAL PUBLICLY-TRADED BONDS-     37.5%          133,940

COMMERCIAL PAPER
Auto and Truck Parts - 4.2%
 BMW U.S. Capital Corp.
 4.97% due 06/08/99........................    15,000            14,983

Automobile - 2.7%
 American Honda Finance Corp.
 5.01% due 06/10/99........................     9,807             9,792

Banks - 2.8%
 Banco Nacional de Comercio Exterior
 4.82% due 07/21/99........................     8,000             7,979
 Barclays, Ltd.
 4.89% due 07/21/99........................     2,000             1,995
                                                               --------
                                                                  9,974
Brokerage and Investment Management - 4.1%
 Lehman Brothers Holdings, Inc.
 5.0% due 06/21/99.........................     7,000             6,958
 5.12% due 06/03/99........................     3,943             3,936
 Merrill Lynch & Co., Inc.
 5.12% due 02/26/99........................     4,039             4,021
                                                               --------
                                                                 14,915
Chemicals - 1.4%
 E.I. du Pont de Nemours & Co.
 4.8% due 07/20/99.........................     5,000             4,987

Diversified Operations - 4.2%
 Ciesco L.P.
 4.91% due 03/01/99........................    15,000            14,949
Financial Services - 36.2%
 Assets Securitization Corp.
 4.84% due 04/07/99........................     3,000             2,998
 Associates First Capital Corp.
 4.88% due 06/11/99........................     5,850             5,830
 Centric Capital Corp.
 5.03% due 07/19/99........................     9,088             9,065
 Corporate Recievables Corp.
 4.92% due 06/22/99........................     5,629             5,598
 5.08% due 04/28/99........................     8,000             7,947
 Enterprise Funding Corp.
 4.94% due 06/03/99........................     5,000             4,977
 5.08% due 04/09/99........................     4,942             4,915
 Falcon Asset Securitization Corp.
 4.85% due 06/01/99........................     6,264             6,259
 4.85% due 07/07/99........................     3,000             2,997
 4.86% due 07/07/99........................     5,637             5,632
 5.25% due 07/08/99........................     2,900             2,891
 General Electric Capital Corp.
 4.89% due 01/28/00........................     6,000             5,828
 Greenwich Funding Corp.
 4.87% due 06/07/99........................     4,000             3,990
 Monte Rosa Capital Corp.
 4.87% due 10/23/98........................     9,907             9,892
 4.95% due 07/08/99........................     8,000             7,992
 Nestle Capital Corp.
 4.84% due 07/07/99........................    12,281            12,272

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
                                                 Par             Market
               Name of Issuer                   Value             Value
                                               (000's)           (000's)
COMMERCIAL PAPER - CONTINUED
Financial Services - Continued
 Sears Roebuck Acceptance Corp.
 4.89% due 04/14/99........................   $ 5,000          $  4,901
 5.18% due 11/24/99........................     6,422             6,410
 Sigma Finance, Inc.
 4.85% due 10/19/99........................     3,000             2,956
 4.86% due 08/06/99........................     5,000             4,976
 Windmill Funding Corp.
 5.02% due 07/06/99........................     1,000               999
 Xerox Capital Europe plc
 5.0% due 06/17/99.........................    10,000             9,975
                                                               --------
                                                                129,300
Food, Beverage and Tobacco - 1.4%
 Coca-Cola Enterprises, Inc.
 4.89% due 06/16/99........................     2,900             2,885
 5.02% due 08/09/99........................     2,060             2,058
                                                               --------
                                                                  4,943
Leisure and Recreation - 1.6%
 K2 USA Llc
 4.96% due 09/02/99........................     5,798             5,748
Personal and Commercial Lending - 2.8%
 Ford Credit Europe plc
 4.84% due 07/08/99........................    10,000             9,991
Telecommunication Services - 1.1%
 American Telephone & Telegraph Co.
 4.81% due 07/27/99........................     4,000             3,986
                                                               --------
                     TOTAL COMMERCIAL PAPER-     62.5%          223,568
                                              -------          --------
                          TOTAL INVESTMENTS-    100.0%          357,508
        Payables, less cash and receivables-     (0.0)%            (100)
                                              --------         --------
                                 NET ASSETS-    100.0%         $357,408
                                              ========         ========




See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO


                                                                 Market
               Name of Issuer                   Shares            Value
                                                                 (000's)
COMMON STOCK

Aerospace and Defense - 2.7%
 Gulfstream Aerospace Corp. * .............     39,700          $  2,682

Auto and Truck Parts - 3.9%
 AutoZone, Inc. * .........................     56,000             1,687
 Lear Corp. * .............................     44,000             2,189
                                                                --------
                                                                   3,876
Automobile - 0.6%
 Navistar International Corp., Inc. .......     12,500               625

Banks - 4.3%
 Bank One Corp. ...........................     12,000               715
 BankBoston Corp. .........................     40,500             2,070
 Valley National Bancorp ..................     53,000             1,524
                                                                --------
                                                                   4,309
Brokerage and Investment Management - 2.3%
 Bear Stearns Cos., Inc. ..................     46,700             2,183
 Goldman Sachs Group, Inc. * ..............      2,200               159
                                                                --------
                                                                   2,342
Business Services - 2.3%
 Dun & Bradstreet Corp. ...................     64,000             2,268

Chemicals - 6.7%
 Engelhard Corp. ..........................     64,000             1,448
 Hercules, Inc. ...........................     25,000               983
 Lyondell Chemical Co. ....................     76,500             1,578
 Praxair, Inc. ............................     25,900             1,267
 W.R. Grace & Co. .........................     77,400             1,422
                                                                --------
                                                                   6,698
Computer Equipment - 2.1%
 Quantum Corp. ............................     59,000             1,423
 Xerox Corp. ..............................     12,000               709
                                                                --------
                                                                   2,132
Computer Software and Services - 4.3%
 Cadence Design Systems, Inc. * ...........     89,000             1,135
 Computer Associates International, Inc. ..     37,000             2,035
 Parametric Technology Co. * ..............     84,500             1,172
                                                                --------
                                                                   4,342
Containers - 1.0%
 Owens-Illinois, Inc. * ...................     32,100             1,049

Electric Power - 1.4%
 Niagara Mohawk Holdings, Inc. ............     85,600             1,375

Electrical Equipment - 3.1%
 UCAR International, Inc. * ...............     84,000             2,121
 Unicom Corp. .............................     24,500               945
                                                                --------
                                                                   3,066
Electronic Products and Services - 2.3%
 Storage Technology Corp. .................     49,000             1,115
 Teradyne, Inc. * .........................     17,100             1,227
                                                                --------
                                                                   2,342
Financial Services - 2.1%
 Finova Group, Inc. .......................     40,900             2,152

Health Care Products - 4.6%
 ALZA Corp. * .............................     32,000             1,628
 Becton, Dickinson & Co. ..................     47,300             1,419
 Centocor, Inc. * .........................     33,700             1,571
                                                                --------
                                                                   4,618
Health Care Services - 3.4%
 PacifiCare Health Systems, Inc. * ........     24,900             1,791
 Tenet Healthcare Corp. * .................     57,000             1,058
 Wellpoint Health Networks, Inc. * ........      6,300               535
                                                                --------
                                                                   3,384
Insurance - 5.0%
 Ace, Ltd. * ..............................     81,000             2,288
 Ambac Financial Group, Inc. ..............     16,500               942
 Cigna Corp. ..............................     10,300               917
 Cincinnati Financial Corp. ...............     23,500               883
                                                                --------
                                                                   5,030
Leisure and Recreation - 0.9%
 Mirage Resorts, Inc. * ...................     53,000               888

Machinery - 5.3%
 McDermott International, Inc. ............     58,800             1,661
 SPX Corp. ................................     32,300             2,697
 W.W. Grainger, Inc. ......................     17,200               926
                                                                --------
                                                                   5,284
Media - Publishing - 1.4%
 AT&T Corp. - Liberty Media Group - Cl. A *     37,600             1,382

Media - TV / Radio - 3.0%
 A.H. Belo Corp. - Common Ser. A ..........     58,300             1,148
 E.W. Scripps Co. - Cl. A .................     25,600             1,217
 Shaw Communications, Inc. ................     15,800               628
                                                                --------
                                                                   2,993
Natural Gas Distribution - 2.5%
 UGI Corp. ................................     38,000               767
 Williams Cos., Inc. ......................     40,800             1,704
                                                                --------
                                                                   2,471
Oil - 2.2%
 Tosco Corp. ..............................     84,000             2,179

Oil and Natural Gas Exploration and Production - 3.9%
 Apache Corp. .............................     34,000             1,326
 Coastal Corp. ............................     34,300             1,372
 USX-Marathon Group .......................     38,000             1,237
                                                                --------
                                                                   3,935

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO
                                                                 Market
               Name of Issuer                   Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED

Paper and Forest Products - 1.9%
 Fort James Corp. .........................     50,000          $  1,894

Personal and Commercial Lending - 4.8%
 Countrywide Credit Industries, Inc. ......     50,500             2,159
 SLM Holding Corp. ........................     58,200             2,666
                                                                --------
                                                                   4,825
Pollution Control - 3.1%
 Allied Waste Industries, Inc. * ..........    158,000             3,121

Real Estate Operations - 1.8%
 IndyMac Mortgage Holdings, Inc. ..........    114,000             1,824

Retail - Department Stores - 2.1%
 Harcourt General, Inc. ...................     40,000             2,063

Retail - Drug Stores - 2.4%
 Rite Aid Corp. ...........................     95,800             2,359

Retail - Food - 1.3%
 Food Lion, Inc. - Cl. A ..................     65,300               775
 Food Lion, Inc. - Cl. B * ................     47,900               554
                                                                --------
                                                                   1,329
Steel - 0.8%
 AK Steel Holding Corp. ...................     35,100               790

Telecommunication Equipment - 4.5%
 American Tower Corp. - Cl. A .............     62,000             1,488
 General Motors Corp. - Cl. H .............     30,600             1,721
 Nortel Networks Corp. ....................     15,000             1,302
                                                                --------
                                                                   4,511
Telecommunication Services - 1.1%
 Loral Space & Communications, Ltd. * .....     63,000             1,134

Transportation Services - 3.0%
 Burlington Northern Santa Fe .............     46,500             1,442
 Canadian National Railway Co. ............      5,800               389
 Continental Airlines, Inc. - Cl. B * .....     31,800             1,196
                                                                --------
                                                                   3,027
                                                                --------
                         TOTAL COMMON STOCK-      98.1%           98,299

PREFERRED STOCK - 1.5%

Media - TV / Radio - 1.5%
 The News Corp., Ltd. - ADR ...............     46,100             1,455

SHORT-TERM INVESTMENTS - 0.5%

 Investment in joint trading account (Note B)
  5.291% due 07/01/99 .....................   $    552          $    552
                                              --------          --------
                          TOTAL INVESTMENTS-     100.1%          100,306
        Payables, less cash and receivables-      (0.1)%            (107)
                                              --------          --------
                                 NET ASSETS-     100.0%         $100,199
                                              --------          --------

*Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1999
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO



                                                   Par         Market
                Name of Issuer                    Value         Value
                                                 (000's)       (000's)
PUBLICLY-TRADED BONDS
Aerospace and Defense - 0.8%
 Raytheon Co. - Notes
 6.75% due 08/15/07 ..........................   $  200        $   198
 United Technologies Corp. - Debs.
 8.875% due 11/15/19 .........................       50             59
                                                                ------
                                                                   257
Automobile - 0.1%
 Delphi Automotive Systems Corp.
 7.125% due 05/01/29 .........................       50             46

Banks - 4.2%
 Bank One Corp. - Sr. Notes
 5.625% due 02/17/04 .........................      150            144
 BankAmerica Corp. - Sub. Notes
 6.5% due 03/15/06 ...........................      150            146
 First Union Corp. - Sub. Notes
 8.125% due 06/24/02 .........................      230            240
 Golden West Financial Corp. - Sub. Notes
 6.7% due 07/01/02 ...........................      150            150
 InterAmerican Development Bank - Debs.
 8.5% due 03/15/11 ...........................      200            232
 Korea Development Bank
 7.375% due 09/17/04 .........................      120            118
 National City Bank of Pennsylvania - Sub.
  Notes
 7.25% due 10/21/11 ..........................       50             50
 Royal Bank of Scotland plc
 6.4% due 04/01/09 ...........................       40             38
 Wachovia Corp. - Sub. Notes
 5.625% due 12/15/08 .........................       75             68
 Wells Fargo & Co. - Sub. Notes
 6.875% due 04/01/06 .........................      150            150
                                                                ------
                                                                 1,336
Brokerage and Investment Management - 1.3%
 Lehman Brothers Holdings, Inc. - Notes
 8.5% due 05/01/07 ...........................      100            105
 Merrill Lynch & Co., Inc. - Notes
 8.0% due 06/01/07 ...........................      200            210
 Morgan Stanley, Dean Witter, Discover & Co.
 6.875% due 03/01/07 .........................      100             99
                                                                ------
                                                                   414
Business Services - 0.5%
 Comdisco, Inc. - Notes
 6.125% due 01/15/03 .........................      150            147

Chemicals - 1.1%
 ICI Wilmington - Debs.
 8.75% due 05/01/01 ..........................      300            311
 Morton International, Inc. - Debs.
 9.25% due 06/01/20 ..........................       40             46
                                                                ------
                                                                   357
Computer Equipment - 0.3%
 International Business Machines Corp. - Debs.
 7.0% due 10/30/25 ...........................      100             99

Consumer - Miscellaneous - 0.3%
 Fortune Brands, Inc. - Debs.
 7.875% due 01/15/23 .........................      100            106

Diversified Operations - 1.6%
 Diageo Capital plc
 6.125% due 08/15/05 .........................      200            193
 John Deere Capital Corp.
 6.0% due 02/15/09 ...........................       60             56
 Tenneco, Inc. - Debs.
 10.2% due 03/15/08 ..........................      150            175
 Tyco International Group SA
 6.375% due 06/15/05 .........................       80             78
                                                                ------
                                                                   502
Electric Power - 1.9%
 CalEnergy Co., Inc. - Bonds
 8.48% due 09/15/28 ..........................       60             64
 Duke Energy Co.
 6.75% due 08/01/25 ..........................      100             90
 Enersis SA - Notes
 6.9% due 12/01/06 ...........................       30             27
 Florida Power & Light Co.
 7.75% due 02/01/23 ..........................       50             50
 Philadelphia Electric Co.
 7.125% due 09/01/02 .........................      100            102
 Tennessee Valley Authority
 6.75% due 11/01/25 ..........................      100            100
 Virginia Electric Power Co. - 1st Mtge.
 7.625% due 07/01/07 .........................      150            158
                                                                ------
                                                                   591
Financial Services - 4.0%
 Citicorp Capital II - Bonds
 8.015% due 02/15/27 .........................      100            100
 Commercial Credit Co.
 5.9% due 09/01/03 ...........................      150            146
 Ford Capital B.V. - Debs.
 9.5% due 06/01/10 ...........................      150            174
 General Electric Capital Corp. - Debs.
 8.75% due 05/21/07 ..........................      150            168
 KFW International Finance - Debs.
 9.125% due 05/15/01 .........................      300            315
 Morgan Stanley, Dean Witter, Discover & Co. -
  Notes
 6.875% due 03/01/03 .........................      200            202
 Sumitomo Bank International Finance NV -
  Notes
 8.5% due 06/15/09 ...........................      100            101

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1999
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO



                                                   Par         Market
                Name of Issuer                    Value         Value
                                                 (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Financial Services - Continued
 Washington Mutual Capital I
 8.375% due 06/01/27 .........................   $   60        $    61
                                                               -------
                                                                 1,267
Food, Beverage and Tobacco - 0.8%
 Coca-Cola Enterprises, Inc. - Debs.
 8.5% due 02/01/22 ...........................      100            112
 Food Lion, Inc. - Notes
 8.05% due 04/15/27  .........................       50             53
 Philip Morris Cos., Inc. - Debs.
 8.25% due 10/15/03  .........................      100            105
                                                               -------
                                                                   270
Foreign Governmental - 2.6%
 Government of Newfoundland
 9.0% due 10/15/21 ...........................       60             70
 Hydro-Quebec
 8.4% due 01/15/22 ...........................      100            110
 Kingdom of Sweden - Debs.
 12.0% due 02/01/10  .........................       75            106
 Malaysia - Bonds
 8.75% due 06/01/09  .........................       50             50
 Province of Manitoba - Debs.
 6.875% due 09/15/02 .........................      200            203
 Province of Ontario
 8.0% due 10/17/01 ...........................      200            207
 Republic of Korea - Unsub.
 8.75% due 04/15/03  .........................       85             89
                                                               -------
                                                                   835
Insurance - 0.8%
 Aetna Services, Inc.
 7.625% due 08/15/26 .........................      100             98
 Torchmark, Inc. - Debs
 8.25% due 08/15/09  .........................      100            104
 Travelers Property Casualty Corp. - Sr. Notes
 7.75% due 04/15/26  .........................       50             52
                                                               -------
                                                                   254
Machinery - 0.6%
 Reliance Electric Co. - Notes
 6.8% due 04/15/03 ...........................      200            202

Media - TV / Radio - 1.2%
 News America Holdings, Inc. - Debs.
 7.7% due 10/30/25 ...........................      100             97
 TCI Communciations, Inc. - Sr. Notes
 7.125% due 02/15/28 .........................       70             67
 The Walt Disney Co. - Sr. Notes
 6.75% due 03/30/06  .........................      200            202
                                                               -------
                                                                   366

Metals and Mining - 0.6%
 Noranda, Inc. - Debs.
 7.0% due 07/15/05 ...........................      200            192

Natural Gas Distribution - 0.6%
 Enron Corp. - Notes
 6.75% due 09/15/04  .........................      100            100
 Tennessee Gas Pipeline - Bonds
 7.5% due 04/01/17 ...........................      100             99
                                                               -------
                                                                   199
Oil - 0.6%
 Atlantic Richfield Co. (ARCO)
 5.55% due 04/15/03  .........................       75             73
 Tosco Corp. - Notes
 7.625% due 05/15/06 .........................      115            116
                                                               -------
                                                                   189
Oil and Natural Gas Exploration and Production - 1.1%
 Occidental Petroleum Corp. - Sr. Notes
 10.125% due 11/15/01  .......................      155            166
 Phillips Petroleum Co.
 6.65% due 07/15/18  .........................       50             46
 Saga Petroloeum ASA - Debs.
 7.25% due 09/23/27  .........................       75             70
 Union Oil Co. of California
 7.5% due 02/15/29 ...........................       60             58
                                                               -------
                                                                   340
Paper and Forest Products - 0.5%
 Bowater, Inc. - Debs.
 9.0% due 08/01/09 ...........................      100            113
 Champion International Corp. - Debs.
 7.35% due 11/01/25  .........................       50             47
                                                               -------
                                                                   160
Personal and Commercial Lending - 1.5%
 General Motors Acceptance Corp. - Notes
 9.625% due 12/15/01 .........................      350            375
 Household Finance Corp. - Notes
 6.5% due 11/15/08 ...........................      100             95
                                                               -------
                                                                   470
Pollution Control - 0.5%
 Waste Management, Inc. - Sr. Notes
 7.0% due 10/01/04 ...........................      150            151

Real Estate Investment Trust - 0.1%
 Spieker Properties, Inc. - Debs.
 7.5% due 10/01/27 ...........................       40             36

Retail - Department Stores - 0.7%
 Dayton Hudson Corp. - Debs.
 6.75% due 01/01/28  .........................       25             23
 Gap, Inc. - Notes
 6.9% due 09/15/07 ...........................      100            101

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1999
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO


                                                   Par         Market
                Name of Issuer                    Value         Value
                                                 (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Retail - Department Stores - Continued
 Wal-Mart Stores, Inc. - Debs.
 6.75% due 10/15/23...........................   $  100        $    95
                                                               -------
                                                                   219
Retail - Drug Stores - 0.9%
 Rite Aid Corp. - Notes
 6.7% due 12/15/01............................      300            299

Retail - Food - 0.3%
 Albertson's, Inc. - Notes
 6.625% due 06/01/28..........................       50             46
 McDonald's Corp. - Sub. Debs.
 7.31% due 09/15/27...........................       60             59
                                                               -------
                                                                   105

Telecommunication Equipment - 0.1%
 Lucent Technologies, Inc. - Debs.
 6.5% due 01/15/28............................       50             46

Telecommunication Services - 0.7%
 Bell Canada
 7.75% due 04/01/06...........................      125            131
 Bellsouth Telecommunications - Debs.
 7.0% due 10/01/25............................      100             97
                                                               -------
                                                                   228
Telephone - 2.0%
 ALLTEL Corp. - Sr. Notes
 7.6% due 04/01/09............................      100            104
 AT&T Corp. - Notes
 6.5% due 03/15/29............................       60             54
 MCI Worldcom, Inc. - Sr. Notes
 6.4% due 08/15/05............................      200            196
 New York Telephone Co. - Debs.
 7.25% due 02/15/24...........................      100             97
 South Carolina Electric & Gas - 1st. Mtge.
 7.5% due 06/15/23............................      100             95
 Southwestern Bell Telephone - Debs.
 5.875% due 06/01/03..........................      100             97
                                                               -------
                                                                   643
Transportation Services - 0.7%
 Delta Air Lines - Debs.
 10.375% due 12/15/22.........................      100            125
 Laidlaw, Inc. - Debs.
 8.75% due 04/15/25...........................      100            101
                                                               -------
                                                                   226
U.S. Government Agencies - 13.6%
 Federal Home Loan Bank
 5.58% due 08/17/01...........................      300            299
 Federal Home Loan Mortgage Corp.
 5.75% due 07/15/03...........................      200            197
 5.75% due 04/15/08...........................      100             95
 6.3% due 06/01/04............................      300            297
 7.1% due 04/10/07............................    1,500          1,560
 Federal National Mortgage Assoc.
 5.125% due 02/13/04..........................      230            220
 5.875% due 04/23/04..........................      300            294
 6.0% due 05/15/08............................       40             39
 6.16% due 08/07/28...........................       50             47
 6.19% due 02/19/09...........................      120            114
 8.35% due 11/10/99...........................    1,000          1,010
 Financing Corp. - Bonds
 8.6% due 09/26/19............................      150            183
                                                               -------
                                                                 4,355
U.S. Governmental - 51.6%
 U.S. Treasury - Bonds
 6.75% due 08/15/26...........................      275            294
 7.625% due 11/15/22..........................    1,340          1,562
 8.75% due 05/15/17...........................    1,100          1,389
 8.75% due 08/15/20...........................    1,100          1,415
 9.25% due 02/15/16...........................      200            261
 11.125% due 08/15/03.........................    2,000          2,385
 U.S. Treasury - Notes
 4.75% due 02/15/04...........................      500            481
 4.75% due 11/15/08...........................      410            376
 5.625% due 05/15/08..........................      350            343
 6.125% due 07/31/00..........................    3,050          3,073
 6.125% due 08/15/07..........................      100            101
 6.375% due 08/15/02..........................      260            265
 6.5% due 05/31/02............................    2,000          2,045
 6.875% due 05/15/06..........................    1,775          1,869
 8.0% due 05/15/01............................      600            626
                                                               -------
                                                                16,485
                                                               -------
                   TOTAL PUBLICLY-TRADED BONDS-    98.2%        31,392
                                                               -------

SHORT-TERM INVESTMENTS - 0.1%

 Investment in joint trading account (Note B)
  5.291% due 07/01/99.........................       41             41
                                                 -------       -------
                             TOTAL INVESTMENTS-    98.3%        31,433
           Cash and Receivables, less payables-     1.7%           526
                                                 -------       -------
                                    NET ASSETS-   100.0%       $31,959
                                                 =======       =======



See notes to finacial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH PORTFOLIO


                                                                Market
              Name of Issuer                   Shares            Value
                                                                (000's)
COMMON STOCK

Automobile - 3.2%
 United Rentals, Inc. * ..................    208,300          $  6,145

Banks - 6.0%
 FirstMerit Corp. ........................     55,300             1,552
 Mercantile Bankshares Corp. .............     90,000             3,184
 National Commerce Bancorporation ........     55,000             1,203
 Westamerica Bancorporation ..............     55,000             2,007
 Wilmington Trust Trust Corp. ............     66,000             3,787
                                                               --------
                                                                 11,733
Business Services - 3.0%
 American Management Systems, Inc. * .....    145,400             4,662
 Robert Half International, Inc. .........     49,000             1,274
                                                               --------
                                                                  5,936
Chemicals - 3.5%
 MacDermid, Inc. .........................     50,500             2,348
 Minerals Technologies, Inc. .............     82,000             4,577
                                                               --------
                                                                  6,925
Commercial Services - 6.5%
 ACNielson Corp. * .......................     38,100             1,152
 Concord EFS, Inc. * .....................     20,000               846
 DeVry, Inc. * ...........................     34,000               761
 G & K Services, Inc. ....................    127,000             6,652
 Lason, Inc. * ...........................     65,000             3,226
                                                               --------
                                                                 12,637
Computer Equipment - 0.9%
 The BISYS Group, Inc. * .................     28,900             1,691

Computer Software and Services - 19.7%
 Acxiom Corp. * ..........................    141,000             3,516
 DST Systems, Inc. * .....................    123,000             7,734
 Fiserv, Inc. ............................     74,400             2,330
 Policy Management Systems Corp. * .......    128,000             3,840
 Shared Medical Systems Corp. ............     81,000             5,285
 Sterling Software, Inc. * ...............    225,000             6,005
 SunGard Data Systems, Inc. ..............     63,600             2,194
 Synopsys, Inc. * ........................     93,400             5,154
 Systems & Computer Technology Corp. * ...    165,000             2,403
                                                               --------
                                                                 38,461
Consumer - Miscellaneous - 3.1%
 Catalina Marketing Corp. * ..............     65,000             5,980

Containers - 1.3%
 Bemis Company, Inc. .....................     66,000             2,624

Cosmetics and Personal Care Products - 0.5%
 AptarGroup, Inc. ........................     30,000               900

Electric Power - 1.2%
 Montana Power Co. .......................     32,200             2,270

Electrical Equipment - 1.1%
 Littelfuse, Inc. * ......................    115,000             2,214

Electronic Products and Services - 10.7%
 Dallas Semiconductor Corp. ..............    133,000             6,716
 KLA-Tencor Corp. * ......................     16,800             1,090
 Sterling Commerce, Inc. * ...............     98,800             3,606
 Waters Corp. * ..........................     80,900             4,298
 Xilinx, Inc. * ..........................     90,000             5,153
                                                               --------
                                                                 20,863
Financial Services - 2.3%
 Finova Group, Inc. ......................     87,000             4,578

Food, Beverage and Tobacco - 2.6%
 Beringer Wine Estates Holdings * ........    120,300             5,026

Health Care Products - 5.1%
 Genzyme Corp. (General Division) * ......    101,400             4,918
 Genzyme Surgical Products * .............     18,152                80
 Henry Schein, Inc. * ....................    159,000             5,038
                                                               --------
                                                                 10,036
Health Care Services - 3.0%
 AmeriSource Health Corp. - Cl.A * .......     40,400             1,030
 Covance, Inc. * .........................    200,000             4,788
                                                               --------
                                                                  5,818
Household Appliances / Furnishings - 4.9%
 Ethan Allen Interiors, Inc. .............    133,000             5,020
 Herman Miller, Inc. .....................    140,000             2,940
 Leggett & Platt, Inc. ...................     60,000             1,669
                                                               --------
                                                                  9,629
Insurance - 4.4%
 Ace, Ltd. * .............................     41,300             1,167
 Frontier Insurance Group, Inc. ..........    110,000             1,691
 Mutual Risk Management, Ltd. ............     23,100               771
 Reinsurance Group of America, Inc. - Non
  Voting .................................    150,100             5,028
                                                               --------
                                                                  8,657
Leisure and Recreation - 2.3%
 Speedway Motorsports, Inc. * ............    112,300             4,415

Media - TV / Radio - 1.2%
 Univision Communications, Inc. - Cl. A *      35,800             2,363

Oil - Equipment and Services - 0.8%
 Hanover Compressor Co. * ................     50,000             1,606

Pollution Control - 1.3%
 Donaldson Co., Inc. .....................     45,000             1,102
 Ionics, Inc. * ..........................     38,100             1,391
                                                               --------
                                                                  2,493
Retail - Department Stores - 1.3%
 MSC Industrial Direct Co., Inc. - Cl. A .    144,100             1,477
 Staples, Inc. * .........................     34,450             1,066
                                                               --------
                                                                  2,543

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH PORTFOLIO
                                                                Market
              Name of Issuer                   Shares            Value
                                                                (000's)
COMMON STOCK - continued

Retail - Food - 2.5%
 Whole Foods Market, Inc. *  .............    100,000          $  4,806

Telecommunication Equipment - 2.7%
 American Tower Corp. - Cl. A  ...........     20,000               480
 Symbol Technologies, Inc. ...............    131,350             4,844
                                                               --------
                                                                  5,324
Transportation Services - 1.4%
 C.H. Robinson Worldwide, Inc. ...........     76,800             2,822
                                                               --------
                        TOTAL COMMON STOCK-      96.5%          188,495

RIGHTS - 0.0%
Telecommunication Services - 0.0%
 TALK.com, Inc.
  expires  (Cost $0) .....................      3,690

                                                 Par
                                                Value
                                               (000's)
SHORT-TERM INVESTMENTS - 4.2%
 Investment in joint trading account
  (Note B) 5.291% due 07/01/99  ..........   $  8,277             8,278
                                             --------          --------
                         TOTAL INVESTMENTS-     100.7%          196,773
       Payables, less cash and receivables-      (0.7)%          (1,357)
                                             --------          --------
                                NET ASSETS-     100.0%         $195,416
                                             ========          ========

* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                                 Market
                 Name of Issuer                    Shares         Value
                                                                 (000's)
COMMON STOCK
Aerospace and Defense - 0.1%
 Esterline Technologies Corp. * ................      200        $    3
 The Fairchild Corp. - Cl. A ...................      300             4
                                                                 ------
                                                                      7
Agricultural Operations - 0.3%
 Agribrands International, Inc. * ..............      400            16

Auto and Truck Parts - 1.8%
 Arvin Industries, Inc. ........................      300            11
 Avis Rent A Car, Inc. * .......................      700            20
 Bandag, Inc. ..................................      400            14
 Cooper Tire & Rubber Co. ......................      400            10
 Cummins Engine Company, Inc. ..................      200            11
 Lear Corp. * ..................................      300            15
 Meritor Automotive, Inc. ......................      400            10
 Standard Products Co. .........................      500            13
 Tower Automotive, Inc. * ......................      300             8
                                                                 ------
                                                                    112
Automobile - 0.9%
 Copart, Inc. ..................................    1,000            21
 Group 1 Automotive, Inc. * ....................      300             7
 Navistar International Corp., Inc. ............      600            30
                                                                 ------
                                                                     58
Banks - 5.6%
 Associated Banc-Corp. .........................      500            21
 Centura Banks, Inc. ...........................      200            11
 Chittenden Corp.  .............................      214             7
 City National Corp. ...........................      600            23
 Commerce Bancorp, Inc. ........................      315            13
 CORUS Bankshares, Inc. ........................      300            10
 Cullen/Frost Bankers, Inc. ....................      600            17
 Dime Bancorp, Inc. ............................    1,300            26
 First Charter Corp. ...........................      500            12
 First Sentinel Bancorp, Inc. ..................    1,500            13
 First Virginia Banks, Inc. ....................      200            10
 Golden State Bancorp, Inc. * ..................      200             4
 Harbor Florida Bancshares, Inc. ...............      500             6
 Hibernia Corp. - Cl. A ........................      300             5
 Imperial Bancorp * ............................      324             6
 Independence Community Bank Corp. .............      400             5
 Mercantile Bankshares Corp. ...................      100             4
 North Fork Bancorporation, Inc. ...............      600            13
 Ocean Financial Corp. .........................    1,200            22
 Old Kent Financial Corp.  .....................      630            26
 Omega Financial Corp. .........................      500            17
 One Valley Bancorp, Inc. ......................      200             8
 Roslyn Bancorp, Inc. ..........................      200             3
 Staten Island Bancorp, Inc. ...................      200             4
 TCF Financial Corp. ...........................      200             6
 United Bankshares, Inc. .......................      200             5
 Valley National Bancorp .......................      656            19
 Western Bancorp ...............................      100             4
 Zions Bancorp .................................      500            32
                                                                 ------
                                                                    352
Brokerage and Investment Management - 1.5%
 Affiliated Managers Group, Inc. * .............      200             6
 E*TRADE Group, Inc. * .........................      700            28
 John Nuveen Co. - Cl. A .......................      300            13
 Morgan Keegan, Inc. ...........................      600            11
 Southwest Securities Group, Inc. ..............      400            29
 Waddell & Reed Financial, Inc. - Cl. A ........      200             5
                                                                 ------
                                                                     92
Business Services - 1.2%
 Express Scripts, Inc. - Cl. A * ...............      300            18
 IKON Office Solutions, Inc. ...................      400             6
 Interim Services, Inc. ........................      600            12
 Metzler Group, Inc. * .........................      200             6
 Modis Professional Services, Inc. * ...........      700            10
 Resource Bancshares Mortgage Group ............    2,000            21
 USWeb Corp. * .................................      200             4
                                                                 ------
                                                                     77
Chemicals - 1.0%
 Crompton & Knowles Corp. ......................      600            12
 International Specialty Products, Inc. ........      600             6
 Millenium Chemicals, Inc. .....................      700            16
 Octel Corp. * .................................      400             5
 Sigma-Aldrich Corp. ...........................      300            10
 Solutia, Inc. .................................      600            13
                                                                 ------
                                                                     62
Coal - 0.1%
 Arch Coal, Inc. ...............................      400             6

Commercial Services - 4.4%
 ACNielson Corp. * .............................      500            15
 ADVO, Inc. ....................................      300             6
 Concord EFS, Inc. * ...........................      600            25
 CPI Corp. .....................................      200             7
 Deluxe Corp. ..................................      600            23
 E'Town Corp. ..................................      400            18
 F.Y.I., Inc. * ................................      200             6
 General Binding Corp. .........................      900            21
 HON INDUSTRIES, Inc. ..........................      200             6
 Lason, Inc. * .................................      200            10
 NOVA Corp. - Georgia * ........................      100             3
 Outdoor Systems, Inc. * .......................      400            15
 Primark Corp. .................................      200             6
 Quintiles Transnational Corp. * ...............      100             4
 Snyder Communications, Inc. * .................      600            20
 StaffMark, Inc. ...............................      300             3
 Standard Register Co. .........................      300             9
 TMP Worldwide, Inc. * .........................      100             6
 True North Communications .....................      200             6
 Unisource Worldwide, Inc. .....................      900            11

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                                 Market
                 Name of Issuer                    Shares         Value
                                                                 (000's)
COMMON STOCK - CONTINUED
Commercial Services - Continued
 Valassis Communications , Inc. *  .............      450        $   16
 Wackenhut Corp. - Cl. A .......................    1,100            33
 World Color Press, Inc. * .....................      400            11
                                                                 ------
                                                                    280
Computer Equipment - 2.4%
 Apple Computer, Inc. *  .......................      600            28
 Comverse Technology, Inc. * ...................      150            11
 Diebold, Inc. .................................      400            12
 Hutchison Technology, Inc. *  .................      200             6
 Mentor Graphics Corp. * .......................      700             9
 National Computer Systems, Inc. * .............      400            13
 Network Appliance, Inc. * .....................      200            11
 Quantum Corp. .................................      400            10
 SanDisk Corp. * ...............................      400            18
 SMART Modular Technologies, Inc. *  ...........      200             3
 VERITAS Software Corp. *  .....................      200            19
 Xircom, Inc. *  ...............................      300             9
                                                                 ------
                                                                    149
Computer Software and Services - 7.9%
 Acclaim Entertainment, Inc. * .................    1,500            10
 Adobe Systems, Inc. ...........................      300            25
 Advent Software, Inc. * .......................      300            20
 Affiliated Computer Services, Inc. -
   Cl. A * .....................................      200            10
 Autodesk, Inc.  ...............................      200             6
 AVT Corp. * ...................................      200             8
 BEA Systems, Inc. .............................      300             9
 Bell & Howell Co. * ...........................      300            11
 Citrix Systems, Inc. *  .......................      200            11
 CMGI, Inc. *  .................................      200            23
 Concord Communications, Inc. *  ...............      100             4
 DoubleClick, Inc. * ...........................      200            18
 DST Systems, Inc. * ...........................      100             6
 Factset Research Systems, Inc.  ...............      300            17
 Fiserv, Inc.  .................................      150             5
 Genesys Telecommunications Laboratories,
   Inc. *  .....................................      200             5
 i2 Technologies, Inc. * .......................      200             9
 Infoseek Corp. *  .............................      200            10
 Intuit, Inc. *  ...............................      400            36
 Legato Systems, Inc. *  .......................      100             6
 Lycos, Inc. * .................................      100             9
 Macromedia, Inc. *  ...........................      200             7
 Mercury Interactive Corp. * ...................      100             4
 National Data Corp. ...........................      100             4
 NCR Corp. * ...................................      500            24
 New Era of Networks, Inc. * ...................      300            13
 Peregrine Systems, Inc. * .....................      300             8
 Policy Management Systems Corp. * .............      200             6
 Progress Software Corp. * .....................      400            11
 PSINet, Inc. *  ...............................      300            13
 Rational Software Corp. * .....................      500            16
 RealNetworks, Inc. *  .........................      200            14
 Remedy Corp. *  ...............................      300             8
 Sapient Corp. .................................      200            11
 Siebel Systems, Inc. *  .......................      800            53
 Sterling Software, Inc. * .....................      300             8
 SunGard Data Systems, Inc.  ...................      100             3
 Symantec Corp. *  .............................      300             8
 Synopsys, Inc.  ...............................      500            28
 Whittman-Hart, Inc. * .........................      200             6
                                                                 ------
                                                                    503
Construction - 1.4%
 Dycom Industries, Inc.  .......................      150             8
 Florida Rock Industries, Inc. .................      100             5
 Foster Wheeler Corp.  .........................      600             9
 Granite Construction, Inc.  ...................      200             6
 Lafarge Corp. .................................      500            18
 NVR, Inc. * ...................................      200            10
 Southdown, Inc. ...............................      100             6
 U.S. Home Corp. * .............................      100             4
 USG Corp. * ...................................      400            22
                                                                 ------
                                                                     88
Consumer - Miscellaneous - 1.3%
 American Greetings Corp. - Cl. A  .............      500            15
 Briggs & Stratton Corp. .......................      200            12
 Clorox Co.  ...................................       34             4
 Herbalife International, Inc. - Cl. A .........    1,900            21
 Metamor Worldwide, Inc. * .....................      300             7
 Sotheby's Holdings, Inc. - Cl. A  .............      500            19
 Stewart Enterprises, Inc. - Cl. A .............      300             4
                                                                 ------
                                                                     82
Containers - 0.1%
 Sonoco Products Co. ...........................      200             6
Cosmetics and Personal Care Products - 0.6%
 AptarGroup, Inc.  .............................      400            12
 Church & Dwight Co., Inc. .....................      100             4
 Dial Corp.  ...................................      200             7
 Playtex Products, Inc. *  .....................      800            13
                                                                 ------
                                                                     36
Diversified Operations - 2.2%
 Chemed Corp.  .................................      100             3
 Crane Co. .....................................      200             6
 Dexter Corp.  .................................      200             8
 Eastern Enterprises ...........................      100             4
 Gerber Scientific, Inc. .......................      200             4
 Harsco Corp.  .................................      300            10
 Hawaiian Electric Industries  .................      300            11
 National Service Industries, Inc. .............      100             4
 Ogden Corp. ...................................      800            22
 Pall Corp.  ...................................      300             7
 Sodexho Marriott Services, Inc. ...............      200             4
 SPS Technologies, Inc.  .......................      100             4

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                                 Market
                 Name of Issuer                    Shares         Value
                                                                 (000's)
COMMON STOCK - CONTINUED
Diversified Operations - Continued
 Teleflex, Inc. ................................      300        $   13
 Tredegar Industries, Inc. .....................      200             4
 Trinity Industries, Inc. ......................      300            10
 Viad Corp. ....................................      500            15
 Westinghouse Air Brake Co. ....................      300             8
                                                                 ------
                                                                    137
Electric Power - 4.4%
 Allegheny Energy, Inc. ........................      500            16
 Avista Corp. ..................................      400             6
 BEC Energy ....................................      500            21
 Calpine Corp. * ...............................      300            16
 Central Hudson Gas & Electric Corp. ...........      100             4
 Citizens Utilities Co. - Cl. B ................      800             9
 CMP Group, Inc. ...............................    1,100            29
 DPL, Inc. .....................................      200             4
 DQE, Inc. .....................................      100             4
 Eastern Utilities Associates ..................      300             9
 Energy East Corp. .............................      600            16
 Idacorp, Inc. .................................      100             3
 Kansas City Power & Light Co. .................      100             2
 LG&E Energy Corp. .............................      200             4
 Montana Power Co. .............................      100             7
 Nevada Power Co. ..............................      100             2
 New England Electric System ...................      200            10
 Ni Source, Inc. ...............................      500            13
 Niagara Mohawk Holdings, Inc. .................      500             8
 NorthWestern Corp. ............................      400            10
 Potomac Electric Power Co. ....................      300             9
 Public Service Co. of New Mexico ..............    1,000            20
 Puget Sound Energy, Inc. ......................      600            14
 Rochester Gas and Electric Corp. ..............      200             5
 SCANA Corp. ...................................      100             2
 Teco Energy, Inc. .............................      300             7
 United Illuminating Co. .......................      100             4
 UtiliCorp United, Inc. ........................      600            15
 Western Resources, Inc. .......................      100             3
 Wisconsin Energy Corp. ........................      200             5
                                                                 ------
                                                                    277
Electrical Equipment - 1.4%
 American Power Conversion .....................      600            12
 Best Buy Co., Inc. ............................      700            47
 EG & G, Inc. ..................................      300            11
 Pentair, Inc. .................................      300            14
 UCAR International, Inc. * ....................      300             7
                                                                 ------
                                                                     91
Electronic Products and Services - 8.0%
 Aavid Thermal Technologies, Inc. * ............      500            11
 Adaptec, Inc. * ...............................      400            14
 Alliant Energy Corp. ..........................      200             6
 Altera Corp. * ................................      600            22
 Atmel Corp. * .................................      300             8
 Avnet, Inc. ...................................      200             9
 Checkpoint Systems, Inc. ......................      900             8
 Cisco Systems, Inc. * .........................      206            13
 CTS Corp. .....................................      400            28
 Dionex Corp. * ................................      200             8
 DuPont Photomasks, Inc. * .....................      100             5
 Electro Scientific Industries, Inc. * .........      200             8
 Electronics for Imaging, Inc. * ...............      100             5
 GenRad, Inc. ..................................      300             6
 Hubbell, Inc. - Cl. B .........................      400            18
 Jabil Circuit, Inc. * .........................      100             5
 KLA-Tencor Corp. * ............................      400            26
 Lam Research Corp. * ..........................      500            23
 Lattice Semiconductor Corp. * .................      100             6
 LSI Logic Corp. * .............................      800            37
 MedQuist, Inc. * ..............................      200             9
 Methode Electronics, Inc. - Cl. A .............      900            21
 National Semiconductor Corp. * ................      400            10
 Novellus Systems, Inc. * ......................      200            14
 PE Corp-BE Biosystems Group ...................      100            11
 PMC-Sierra, Inc. * ............................      100             6
 QLogic Corp. * ................................      100            13
 Sanmina Corp. * ...............................      100             8
 Sawtek, Inc. * ................................      100             5
 Sterling Commerce, Inc. * .....................      500            18
 Stoneridge, Inc. ..............................      400             5
 Teradyne, Inc. * ..............................      400            29
 Uniphase Corp. * ..............................      100            17
 Unitrode Corp. ................................      300             9
 Vishay Intertechnology, Inc. * ................      375             8
 Vitesse Semiconductor Corp. * .................      200            13
 Waters Corp. * ................................      400            21
 Xilinx, Inc. * ................................      400            23
                                                                 ------
                                                                    506
Energy - Alternative Source - 0.1%
 Dynegy, Inc. ..................................      300             6
Engineering and Construction - 0.1%
 URS Corp. .....................................      300             9
Financial Services - 2.1%
 Advanta Corp. - Cl. A .........................      300             6
 Financial Federal Corp. .......................      200             4
 Finova Group, Inc. ............................      300            16
 FirstFed Financial Corp. * ....................      500            10
 GreenPoint Financial Corp. ....................      500            16
 Heller Financial, Inc. ........................    1,200            33
 Long Beach Financial Corp. ....................      600             9
 Paymentech, Inc. * ............................      500            13
 People's Bank - Bridgeport ....................      400            12
 Sky Financial Group, Inc. .....................      300             8
 UniCapital Corp. * ............................      700             4
                                                                 ------
                                                                    131

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                                 Market
                 Name of Issuer                    Shares         Value
                                                                 (000's)
COMMON STOCK - CONTINUED
Food, Beverage and Tobacco - 1.7%
 Corn Products International, Inc. .............      200        $    6
 Fleming Cos., Inc. ............................    1,300            15
 Flowers Industries, Inc. ......................      300             6
 General Cigar Holdings, Inc. * ................    1,000             8
 IBP, Inc. .....................................      500            12
 International Multifoods Corp. ................      200             5
 J.M. Smucker Co. ..............................      700            16
 Smithfield Foods, Inc. * ......................      300            10
 Suiza Foods Corp. * ...........................      100             4
 SUPERVALU, Inc. ...............................      400            10
 Universal Corp. ...............................      400            11
 Weis Markets, Inc. ............................      100             4
                                                                 ------
                                                                    107
Health Care Products - 5.6%
 Allergan, Inc. ................................      500            55
 Alpharma, Inc. - Cl A .........................      900            32
 Bausch & Lomb, Inc. ...........................      400            31
 Bergen Brunswig Corp. - Cl. A .................      800            14
 Biomet, Inc. ..................................      200             8
 Block Drug Co.- Cl. A .........................      618            26
 C.R. Bard, Inc. ...............................      500            24
 Chiron Corp. * ................................      400             8
 Forest Laboratories, Inc. * ...................      200             9
 Genzyme Corp. (General Division) * ............      400            19
 Genzyme Surgical Products * ...................       72
 IVAX Corp. ....................................    1,000            14
 Mallinckrodt, Inc. ............................      400            14
 Maxxim Medical, Inc. * ........................      200             5
 Medicis Pharmaceutical Corp. - Cl. A ..........      350             9
 MedImmune, Inc. * .............................      200            14
 Mylan Laboratories, Inc. ......................      400            11
 Priority Healthcare Corp. - Cl. B .............      844            29
 ResMed, Inc. * ................................      100             3
 Roberts Pharmaceutical Corp. * ................      400            10
 Thermo BioAnalysis Corp. * ....................      300             5
 VISX, Inc. * ..................................      200            16
                                                                 ------
                                                                    356
Health Care Services - 2.3%
 AmeriPath, Inc. * .............................      500             4
 AmeriSource Health Corp. - Cl.A * .............      600            15
 Beverly Enterprises, Inc. * ...................    1,800            15
 Bindley Western Industries ....................    1,021            24
 Biogen, Inc. * ................................      600            39
 Covance, Inc. * ...............................      200             5
 NCS Healthcare, Inc. - Cl. A * ................      800             4
 Omnicare, Inc. ................................      100             1
 PacifiCare Health Systems, Inc. * .............      400            29
 Trigon Healthcare, Inc. * .....................      200             7
 Universal Health Services, Inc. - Cl. B * .....      100             5
                                                                 ------
                                                                    148
COMMON STOCK - CONTINUED
Household Appliances / Furnishings - 1.2%
 Ethan Allen Interiors, Inc. ...................      450            17
 HomeBase, Inc. ................................    1,400             9
 Mohawk Industries, Inc. * .....................      100             3
 Premark International, Inc. ...................      900            34
 Shaw Industries, Inc. .........................      200             3
 Springs Industries, Inc. - Cl. A ..............      300            13
                                                                 ------
                                                                     79
Housing - 1.5%
 American Standard Cos., Inc. ..................      200            10
 Centex Corp. ..................................      400            15
 Champion Enterprises, Inc. * ..................      200             4
 D.R. Horton, Inc. .............................      800            13
 Kaufman & Broad Home Corp. ....................      500            12
 Monaco Coach Corp. * ..........................      200             9
 National R.V. Holdings, Inc. * ................      200             5
 Owens Corning .................................      500            17
 Pulte Corp. ...................................      400             9
                                                                 ------
                                                                     94
Insurance - 3.6%
 Argonaut Group, Inc. ..........................      200             5
 Arthur J. Gallagher & Co. .....................      300            15
 Capital Re Corp. ..............................      200             3
 Commerce Group, Inc. ..........................      200             5
 Delphi Financial Group, Inc. - Cl. A * ........      412            15
 E.W. Blanch Holdings, Inc. ....................      100             7
 Everest Reinsurance Holdings ..................      400            13
 FBL Financial Group - Cl. A ...................      900            18
 Fidelity National Financial, Inc. .............      410             9
 First American Financial Corp. ................      800            14
 Fremont General Corp. .........................      600            11
 Frontier Insurance Group, Inc. ................      400             6
 Hilb, Rogal & Hamilton Co. ....................      600            13
 LandAmerica Financial Group, Inc. .............      100             3
 Medical Assurance, Inc. .......................      330             9
 Nationwide Financial Services - Cl. A .........      100             5
 Old Republic International Corp. ..............      600            10
 PMA Capital Corp. - Cl. A .....................      700            14
 Protective Life Corp. .........................      400            13
 Reinsurance Group of America ..................      450            16
 Stewart Information Services Corp. ............      500            11
 White Mountains Insurance Group, Inc. .........      100            14
                                                                 ------
                                                                    229
Leisure and Recreation - 1.7%
 Arctic Cat, Inc. ..............................      700             6
 Brunswick Corp. ...............................      400            11
 Callaway Golf Co. .............................      500             7
 Dover Downs Entertainment * ...................      600            11
 Electronic Arts, Inc. * .......................      300            16
 International Game Technology .................      200             4
 International Speedway Corp. - Cl. A ..........      100             5
 Mandalay Resort Group * .......................      300             6

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                                 Market
                 Name of Issuer                    Shares         Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Leisure and Recreation - Continued
 Mattel, Inc.  .................................      240        $    6
 Premier Parks, Inc. * .........................      400            15
 Promus Hotel Corp. *  .........................      300             9
 Sunburst Hospitality Corp.  ...................    1,800            11
                                                                 ------
                                                                    107
Machinery - 1.7%
 Astec Industries, Inc. *  .....................      300            12
 Columbus McKinnon Corp. .......................      400            10
 Commercial Intertech Corp.  ...................      700            11
 Imation Corp. * ...............................      600            15
 JLG Industries, Inc.  .........................      400             8
 NACCO Industries, Inc. - Cl. A  ...............      300            22
 Sauer, Inc. ...................................      600             6
 SPX Corp. .....................................      200            17
 Tecumseh Products Co. - Cl. A . ...............      100             6
                                                                 ------
                                                                    107
Media - Publishing - 1.1%
 Big Flower Holdings, Inc. * ...................      500            16
 Hollinger International, Inc. .................      400             5
 McClatchy Newspapers, Inc.  ...................      800            27
 Meredith Corp.  ...............................      100             3
 Pulitzer, Inc.  ...............................      400            19
                                                                 ------
                                                                     70
Media - TV / Radio - 1.8%
 A.H. Belo Corp. - Common Ser. A ...............      400             8
 Adelphia Communications Corp. - Cl. A .........      200            13
 BHC Communications, Inc. - Cl. A *  ...........      100            13
 Capstar Broadcasting Corp. - Cl. A *  .........      600            16
 Chancellor Media Corp. *  .....................      200            11
 Clear Channel Communications, Inc. *  .........      115             8
 Hearst-Argyle Television, Inc. *  .............      527            13
 King World Productions, Inc. *  ...............      300            10
 USA Networks, Inc. *  .........................      600            24
                                                                 ------
                                                                    116
Metal Product and Fabrication - 0.2%
 Metals USA, Inc. *  ...........................      500             6
 Timken Co.  ...................................      300             6
                                                                 ------
                                                                     12
Metals and Mining - 0.8%
 Cyprus Amax Minerals Co.  .....................    1,100            17
 Phelps Dodge Corp.  ...........................      400            25
 Precision Castparts Corp. .....................      200             8
                                                                 ------
                                                                     50
Natural Gas Distribution - 0.8%
 KeySpan Corp. .................................      440            12
 Peoples Energy Corp.  .........................      100             4
 Piedmont Natural gas Co.  .....................      100             3
 UGI Corp. .....................................    1,600            32
                                                                 ------
                                                                     51
Oil - Equipment and Services - 0.7%
 Berry Petroleum Co. ...........................      300             4
 Pool Energy Services Co. *  ...................      700            14
 Tidewater, Inc. ...............................      800            25
                                                                 ------
                                                                     43
Oil and Natural Gas Exploration and Production - 2.7%
 Apache Corp.  .................................      500            19
 Cabot Oil & Gas Corp. - Cl. A .................      200             4
 Devon Energy Corp.  ...........................      100             4
 Enron Oil & Gas Co. ...........................      300             6
 Helmerich & Payne, Inc. .......................      400             9
 Kerr-McGee Corp.  .............................    1,100            55
 Murphy Oil Corp.  .............................    1,000            49
 Noble Affiliates, Inc.  .......................      200             6
 Pennzoil-Quaker State Co. * ...................      100             1
 Sunoco, Inc.  .................................      400            12
 Ultramar Diamond Shamrock Corp. ...............      400             9
                                                                 ------
                                                                    174
Paper and Forest Products - 1.7%
 Boise Cascade Corp. ...........................      200             9
 Consolidated Papers, Inc. .....................      200             5
 Georgia-Pacific Corp. (Timber Group)  .........      400            10
 Louisiana-Pacific Corp. .......................      200             5
 Mead Corp.  ...................................      300            13
 Potlatch Corp.  ...............................      400            18
 Rayonier, Inc.  ...............................      300            15
 Temple-Inland, Inc. ...........................      300            20
 Westvaco Corp.  ...............................      500            14
                                                                 ------
                                                                    109
Personal and Commercial Lending - 0.3%
 Countrywide Credit Industries, Inc. ...........      200             9
 Metris Cos., Inc. .............................      318            13
                                                                 ------
                                                                     22
Pollution Control - 0.1%
 Allied Waste Industries, Inc. * ...............      300             6
 Aqua Alliance, Inc. ...........................    2,800             3
                                                                 ------
                                                                      9
Precious Metals/Gems/Stones - 0.5%
 Freeport-McMoRan Copper & Gold  ...............    1,200            21
 Homestake Mining Co.  .........................      800             7
 Placer Dome, Inc. .............................      490             6
                                                                 ------
                                                                     34
Real Estate Development - 0.5%
 Lennar Corp.  .................................      500            12
 Ryland Group, Inc.  ...........................      600            18
                                                                 ------
                                                                     30

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                                 Market
                 Name of Issuer                    Shares         Value
                                                                 (000's)
COMMON STOCK - CONTINUED
Real Estate Operations - 0.2%
 M.D.C. Holdings, Inc. . . . . . . . . . . . . .      400        $    8
 Security Capital Group, Inc. - Cl. B *  . . . .      400             6
                                                                 ------
                                                                     14
Retail - Department Stores - 6.8%
 99 Cents Only Stores *  . . . . . . . . . . . .      125             6
 Abercrombie & Fitch Co. * . . . . . . . . . . .      200            10
 Amazon.com, Inc. *  . . . . . . . . . . . . . .      200            25
 Ames Department Stores, Inc. *  . . . . . . . .      100             5
 AnnTaylor Stores Corp. *  . . . . . . . . . . .      400            18
 Bed Bath & Beyond, Inc. * . . . . . . . . . . .      300            11
 BJ's Wholesale Club, Inc. . . . . . . . . . . .      200             6
 Claire's Stores, Inc. . . . . . . . . . . . . .      300             8
 Department 56, Inc. . . . . . . . . . . . . . .      300             8
 Dollar Thrifty Automotive Group, Inc. * . . . .    1,300            30
 Dollar Tree Stores, Inc. *  . . . . . . . . . .      600            26
 Family Dollar Stores, Inc.  . . . . . . . . . .      400            10
 Handleman Co. . . . . . . . . . . . . . . . . .      500             6
 Haverty Furniture Co., Inc. . . . . . . . . . .      600            21
 Heilig-Meyers Co. . . . . . . . . . . . . . . .      800             5
 Hollywood Entertainment Corp. * . . . . . . . .    1,400            27
 Insight Enterprises, Inc. * . . . . . . . . . .      300             7
 JLK Direct Distribution, Inc. * . . . . . . . .      500             5
 Jo-Ann Stores, Inc. . . . . . . . . . . . . . .      200             3
 Linens 'N Things, Inc. *  . . . . . . . . . . .      200             9
 Michaels Stores, Inc. * . . . . . . . . . . . .      200             6
 Micro Warehouse, Inc. * . . . . . . . . . . . .      100             2
 Musicland Stores Corp. *  . . . . . . . . . . .      300             3
 Neiman Marcus Group, Inc. * . . . . . . . . . .      500            13
 Ross Stores, Inc. . . . . . . . . . . . . . . .      100             5
 Saks, Inc.  . . . . . . . . . . . . . . . . . .      500            14
 Shopko Stores, Inc. . . . . . . . . . . . . . .      200             7
 Talbots, Inc. . . . . . . . . . . . . . . . . .      200             8
 The Finish Line - Cl. A * . . . . . . . . . . .      500             6
 Tiffany & Co. . . . . . . . . . . . . . . . . .      700            67
 Transport World Entertainment Corp. * . . . . .      500             6
 Williams-Sonoma, Inc. . . . . . . . . . . . . .      400            14
 Zale Corp. *  . . . . . . . . . . . . . . . . .      800            32
                                                                 ------
                                                                    429
Retail - Drug Stores - 0.0%
 Longs Drug Stores, Inc. . . . . . . . . . . . .      100             3
Retail - Food - 0.9%
 Brinker International, Inc. * . . . . . . . . .      800            22
 Darden Restaurants, Inc.  . . . . . . . . . . .      400             9
 Luby's Cafeterias, Inc. . . . . . . . . . . . .      200             3
 Michael Foods, Inc. . . . . . . . . . . . . . .      300             7
 Outback Steakhouse, Inc. *  . . . . . . . . . .      150             6
 Ruby Tuesday, Inc.  . . . . . . . . . . . . . .      400             7
 Wendy's International, Inc. . . . . . . . . . .      200             6
                                                                 ------
                                                                     60

Shoe and Apparel Manufacturing - 0.9%
 Brown Shoe Co., Inc.  . . . . . . . . . . . . .      500            11
 Burlington Industries, Inc. * . . . . . . . . .    1,400            13
 Jones Apparel Group, Inc. * . . . . . . . . . .      150             5
 Kellwood Co.  . . . . . . . . . . . . . . . . .      200             5
 Liz Claiborne, Inc. . . . . . . . . . . . . . .      100             4
 Russell Corp. . . . . . . . . . . . . . . . . .      200             4
 Timberland Co. - Cl. A *  . . . . . . . . . . .      200            13
 WestPoint Stevens, Inc. * . . . . . . . . . . .      100             3
                                                                 ------
                                                                     58
Steel - 1.5%
 AK Steel Holding Corp.  . . . . . . . . . . . .      800            18
 Bethlehem Steel Corp. * . . . . . . . . . . . .    1,500            11
 Citation Corp.  . . . . . . . . . . . . . . . .      600            10
 LTV Corp. . . . . . . . . . . . . . . . . . . .    1,200             8
 National Steel Corp. - Cl. B *  . . . . . . . .    1,300            11
 Ryerson Tull, Inc.  . . . . . . . . . . . . . .      305             7
 Texas Industries, Inc.  . . . . . . . . . . . .      200             8
 USX-US Steel Group, Inc.  . . . . . . . . . . .      700            19
                                                                 ------
                                                                     92
Telecommunication Equipment - 1.8%
 American Tower Corp. - Cl. A  . . . . . . . . .      200             5
 General Instrument Corp. *  . . . . . . . . . .      500            21
 QUALCOMM, Inc. *  . . . . . . . . . . . . . . .      400            57
 Scientific-Atlanta, Inc.  . . . . . . . . . . .      700            25
 Symbol Technologies, Inc. . . . . . . . . . . .      150             6
                                                                 ------
                                                                    114
Telecommunication Services - 1.6%
 Cellular Communications of Puerto Rico, Inc. *       400            11
 COMSAT Corp.  . . . . . . . . . . . . . . . . .      700            23
 McLeodUSA, Inc. - Cl. A * . . . . . . . . . . .      200            11
 United States Cellular Corp. *  . . . . . . . .      700            38
 West TeleServices Corp. * . . . . . . . . . . .    1,800            17
                                                                 ------
                                                                    100
Telephone - 1.2%
 Global TeleSystems Group, Inc. *  . . . . . . .      100             8
 Metromedia Fiber Network, Inc. - Cl. A *  . . .      200             7
 NEXTLINK Communications, Inc. * . . . . . . . .      400            30
 Telephone and Data Systems, Inc.  . . . . . . .      400            29
                                                                 ------
                                                                     74
Transportation Services - 1.6%
 Airbourne Freight Corp. . . . . . . . . . . . .      400            11
 Alaska Air Group, Inc. *  . . . . . . . . . . .      200             8
 America West Holdings Corp. - Cl. B * . . . . .      500             9
 Amtran, Inc. *  . . . . . . . . . . . . . . . .      400            10
 Arnold Industries, Inc. . . . . . . . . . . . .      600             9
 CNF Transportation, Inc.  . . . . . . . . . . .      100             4
 Continental Airlines, Inc. - Cl. B *  . . . . .      400            15
 GATX Corp.  . . . . . . . . . . . . . . . . . .      700            27

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                                 Market
                 Name of Issuer                    Shares         Value
                                                                 (000's)
COMMON STOCK - CONTINUED
Transportation Services - Continued
 Ryder System, Inc.  ............................     300        $    8
                                                                 ------
                                                                    101
                                                                 ------
                              TOTAL COMMON STOCK-    95.9%        6,075

                                                     Par
                                                    Value
                                                   (000's)
SHORT-TERM INVESTMENTS - 3.2%
 Investment in joint repurchase agreement with
   Goldman Sachs & Co. dated 6/30/99, 5.133% due
   7/1/99 (Secured by $670,052 Federal National
   Mortgage Assoc., 6.0% due 06/01/12 - 12/01/28,
   Market Value $507,254) .......................  $  200           200
                               TOTAL INVESTMENTS-    99.1%        6,275
             Cash and Receivables, less payables-     0.9%           57
                                                   -------       ------
                                      NET ASSETS-   100.0%       $6,332
                                                   =======       ======


* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
REAL ESTATE EQUITY PORTFOLIO


                                                       Market
            Name of Issuer              Shares         Value
                                                      (000's)
COMMON STOCK

Real Estate Development - 3.1%
 Catellus Development Corp. * ......   300,000        $  4,650

Real Estate Investment Trust - 96.2%
 AMB Property Corp. ................   120,000           2,820
 AMLI Residential Properties Trust .    66,700           1,492
 Avalonbay Communities, Inc. .......   185,245           6,854
 Bradley Real Estate, Inc. .........   160,000           3,320
 Brandywine Realty Trust ...........   190,000           3,764
 BRE Properties, Inc. ..............   225,000           5,836
 Burnham Pacific Properties, Inc. ..   165,000           2,032
 Camden Property Trust .............   145,000           4,024
 CarrAmerica Realty Corp. ..........   140,000           3,500
 Chateau Communities, Inc. .........   140,000           4,191
 Cornerstone Properties, Inc. ......    20,000             318
 Cousins Properties, Inc. ..........   120,000           4,057
 Crescent Real Estate Equities, Inc.   165,000           3,919
 Developers Diversified Realty Corp.   215,000           3,574
 Duke Realty Investments, Inc. .....   225,000           5,077
 Equity Office Properties Trust ....   255,093           6,537
 Equity Residential Properties Trust   157,000           7,075
 FelCor Lodging Trust, Inc. ........    80,400           1,668
 Franchise Finance Corp. of America    133,000           2,926
 Highwoods Properties, Inc. ........   100,000           2,744
 JDN Realty Corp. ..................   190,000           4,251
 JP Realty, Inc. ...................   120,000           2,468
 Kilroy Realty Corp. ...............   165,000           4,022
 Kimco Realty Corp. ................   100,000           3,912
 Liberty Property Trust ............   190,000           4,726
 Mack-Cali Realty Corp. ............   125,000           3,867
 Post Properties, Inc. .............   124,700           5,113
 Prentiss Properties Trust .........   200,000           4,700
 Prologis Trust ....................   137,059           2,775
 Public Storage, Inc. ..............   135,000           3,780
 Regency Realty Corp. ..............   160,000           3,510
 Simon Property Group, Inc. ........   144,000           3,654
 Spieker Properties, Inc. ..........    83,800           3,258
 Storage USA, Inc. .................    99,700           3,178
 Sun Communities, Inc. .............    90,000           3,195
 Sunstone Hotel Investors, Inc. ....   180,000           1,530
 Vornado Realty Trust ..............   110,000           3,884
 Weeks Corp. .......................   135,600           4,136
                                                      --------
                                                       141,687
                                                      --------
                  TOTAL COMMON STOCK-     99.3%        146,337
                                       --------       --------
                   TOTAL INVESTMENTS-     99.3%         146337
 Cash and Receivables, less payables-      0.7%          1,002
                                       --------       --------
                          NET ASSETS-    100.0%       $147,339
                                       ========       ========


* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                 Market
              Name of Issuer                   Shares             Value
                                                                (000's)
COMMON STOCK

Aerospace and Defense - 4.0%
 Allied Signal, Inc.......................      209,000        $   13,167
 B.F. Goodrich Co.........................      369,900            15,721
 General Dynamics Corp....................      302,400            20,714
 United Technologies Corp.................    1,604,600           115,030
                                                               ----------
                                                                  164,632
Auto and Truck Parts - 1.4%
 Borg-Warner Automotive, Inc..............      261,000            14,355
 Dana Corp................................      440,800            20,304
 Lear Corp. *.............................      431,500            21,467
                                                               ----------
                                                                   56,126
Automobile - 1.3%
 Ford Motor Co............................      920,300            51,939
Banks - 5.8%
 Bank of Amreica Corp.....................      455,000            33,357
 Bank of New York Co., Inc................      483,400            17,735
 Bank One Corp............................      145,100             8,643
 Chase Manhattan Corp.....................      685,200            59,356
 Comerica, Inc............................      534,400            31,763
 First Union Corp.........................      223,200            10,490
 Mellon Bank Corp.........................      444,400            16,165
 U.S. Bancorp.............................      317,600            10,798
 Wells Fargo & Co.........................    1,191,500            50,937
                                                               ----------
                                                                  239,244
Brokerage and Investment Management - 0.7%
 Morgan Stanley, Dean Witter, Discover &
  Co......................................      274,700            28,157

Chemicals - 0.9%
 Air Products & Chemicals, Inc............      597,900            24,065
 W.R. Grace & Co..........................      616,100            11,321
                                                               ----------
                                                                   35,386
Computer Equipment - 6.7%
 Dell Computer Corp. *....................      676,900            25,045
 Hewlett-Packard Co.......................      558,000            56,079
 Intel Corp...............................    1,743,400           103,733
 International Business Machines Corp.....      647,800            83,728
 Network Appliance, Inc. *................      151,500             8,465
                                                               ----------
                                                                  277,050
Computer Software and Services - 6.3%
 America Online, Inc. *...................      387,800            42,852
 Computer Associates International, Inc...      314,200            17,281
 EMC Corp. *..............................      160,600             8,833
 Microsoft Corp...........................    2,133,000           192,370
                                                               ----------
                                                                  261,336
Consumer - Miscellaneous - 2.9%
 American Greetings Corp. - Cl. A.........      327,900             9,878
 Avery Dennison Corp......................      307,300            18,553
 Black & Decker Corp......................      576,100            36,366
 Honeywell, Inc...........................      382,800            44,357
 Unilever NV - NY Shares..................      153,303            10,693
                                                               ----------
                                                                  119,847

Containers - 0.2%
 Smurfit-Stone Container Corp. *..........      477,000             9,808

Cosmetics and Personal Care Products - 1.7%
 Avon Products, Inc.......................      252,800            14,030
 Dial Corp................................      442,800            16,467
 Procter & Gamble Co......................      431,000            38,467
                                                               ----------
                                                                   68,964
Diversified Operations - 6.3%
 Danaher Corp.............................      127,300             7,399
 General Electric Co......................    1,378,900           155,816
 Textron, Inc.............................      137,500            11,318
 Tyco International, Ltd..................      914,000            86,601
                                                               ----------
                                                                  261,134
Electric Power - 3.0%
 Ameren Corp..............................      588,100            22,568
 Dominion Resources, Inc..................      526,600            22,808
 Florida Progress Corp....................      700,900            28,956
 FPL Group, Inc...........................      231,100            12,624
 Peco Energy Co...........................      514,200            21,532
 Reliant Energy, Inc......................      489,500            13,523
                                                               ----------
                                                                  122,011
Electronic Products and Services - 3.2%
 Applied Materials, Inc. *................      368,300            27,208
 Cisco Systems, Inc. *....................    1,017,400            65,622
 Pitney Bowes, Inc........................      190,200            12,220
 Teradyne, Inc. *.........................      260,800            18,713
 Texas Instruments, Inc...................       71,600            10,382
                                                               ----------
                                                                  134,145
Financial Services - 3.9%
 Associates First Capital Corp. - Cl. A *       639,800            28,351
 Citigroup, Inc...........................    2,779,800           132,041
                                                               ----------
                                                                  160,392
Food, Beverage and Tobacco - 3.4%
 Anheuser-Busch Cos., Inc.................      525,800            37,299
 Flowers Industries, Inc..................       79,500             1,724
 H.J. Heinz Co............................      292,900            14,682
 Philip Morris Cos., Inc..................    1,337,100            53,735
 Quaker Oats Co...........................      375,700            24,937
 Universal Foods Corp.....................      467,800             9,882
                                                               ----------
                                                                  142,259
Health Care Products - 9.0%
 Abbott Laboratories......................    1,058,000            48,139
 Boston Scientific Corp. *................      215,300             9,460
 Bristol-Myers Squibb Co..................      800,400            56,378
 Cardinal Health, Inc.....................    1,018,450            65,308
 Eli Lilly & Co...........................      158,900            11,381

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                     Market
              Name of Issuer                       Shares            Value
                                                                    (000's)
COMMON STOCK - CONTINUED

Health Care Products - Continued
 Glaxo Wellcome plc - ADR.....................      223,200        $   12,639
 Johnson & Johnson............................      306,200            30,008
 Merck & Co., Inc.............................      786,400            58,194
 Mylan Laboratories, Inc......................      800,000            21,200
 Pfizer, Inc..................................      222,700            24,441
 Schering-Plough Corp.........................      666,500            35,324
                                                                   ----------
                                                                      372,472
Health Care Services - 1.1%
 HEALTHSOUTH Corp. *..........................    2,348,000            35,073
 Lincare Holdings, Inc........................      443,300            11,083
                                                                   ----------
                                                                       46,156
Household Appliances / Furnishings - 0.2%
 Premark International, Inc...................      244,200             9,158

Housing - 0.3%
 Masco Corp...................................      477,800            13,796

Insurance - 4.5%
 American International Group, Inc............      373,200            43,688
 Equitable Cos., Inc..........................      402,300            26,954
 Hartford Financial Services Group, Inc.......      616,800            35,967
 Hartford Life, Inc. - Cl. A..................      169,300             8,909
 Marsh & McLennan Cos., Inc...................      650,700            49,128
 Travelers Property Casualty Corp. - Cl. A....      502,700            19,668
                                                                   ----------
                                                                      184,314
Machinery - 0.7%
 Ingersoll-Rand Co............................      460,650            29,770

Media - TV / Radio - 4.5%
 CBS Corp. *..................................    1,604,500            69,696
 Clear Channel Communications, Inc. *.........      294,200            20,281
 Time Warner, Inc.............................      702,100            51,604
 Viacom, Inc. - Cl. B *.......................    1,013,300            44,585
                                                                   ----------
                                                                      186,166
Natural Gas Distribution - 0.3%
 Consolidated Natural Gas Co..................      197,700            12,010

Oil - 1.1%
 Royal Dutch Petroleum Co. - NY Shares........      757,000            45,609

Oil and Natural Gas Exploration and Production - 2.7%
 BP Amoco plc - ADR...........................      272,100            29,523
 Exxon Corp...................................      626,600            48,327
 Texaco, Inc..................................      301,000            18,812
 USX-Marathon Group...........................      436,400            14,210
                                                                   ----------
                                                                      110,872
Personal and Commercial Lending - 0.4%
 MBNA Corp....................................      533,400            16,335

Pollution Control - 0.7%
 Waste Management, Inc........................      520,700            27,988
Retail - Department Stores - 5.6%
 Dayton Hudson Corp...........................      320,400            20,826
 Home Depot, Inc..............................    1,032,900            66,558
 Lowe's Cos., Inc.............................      660,400            37,436
 Tandy Corp...................................      274,500            13,416
 TJX Cos., Inc................................      826,000            27,516
 Wal-Mart Stores, Inc.........................    1,333,300            64,332
                                                                   ----------
                                                                      230,084
Retail - Food - 0.9%
 Albertson's, Inc.............................      525,300            27,086
 Outback Steakhouse, Inc. *...................      215,100             8,456
                                                                   ----------
                                                                       35,542
Shoe and Apparel Manufacturing - 0.3%
 Tommy Hilfiger Corp. *.......................      147,000            10,805

Telecommunication Equipment - 3.7%
 Lucent Technologies, Inc.....................    1,608,800           108,494
 Nortel Networks Corp.........................      300,100            26,052
 Tellabs, Inc. *..............................      279,900            18,911
                                                                   ----------
                                                                      153,457
Telephone - 8.5%
 Ameritech Corp...............................      734,800            54,008
 AT&T Corp....................................      970,900            54,188
 Bell Atlantic Corp...........................      858,400            56,118
 BellSouth Corp...............................      708,400            33,206
 GTE Corp.....................................      430,000            32,573
 MCI WorldCom, Inc............................    1,037,000            89,247
 SBC Communications, Inc......................      413,700            23,995
 Sprint Corp..................................      142,000             7,499
                                                                   ----------
                                                                      350,834
Transportation Services - 1.8%
 Burlington Northern Santa Fe.................      828,600            25,687
 Kansas City Southern Industries, Inc.........      436,200            27,835
 U.S. Airways Group, Inc. *...................      191,500             8,342
 UAL Corp.....................................      207,700            13,500
                                                                       75,364
U.S. Government Agencies - 1.4%
 Federal National Mortgage Assoc..............      828,600            56,656
                                                                   ----------
                            TOTAL COMMON STOCK-        99.4%        4,099,818

                                                     Par
                                                    Value
                                                   (000's)
SHORT-TERM INVESTMENTS - 0.5%
 Investment in joint trading account
  (Note B)
  5.291% due 07/01/99.........................   $   20,347            20,350
                                                 ----------        ----------
                             TOTAL INVESTMENTS-        99.9%        4,120,168
           Cash and Receivables, less payables-         0.1%            3,037
                                                 ----------        ----------
                                    NET ASSETS-       100.0%       $4,123,205
                                                 ==========        ==========


* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                               Market
            Name of Issuer                  Shares              Value
                                                               (000's)
COMMON STOCK
Aerospace and Defense - 1.9%
 B.F. Goodrich Co. (US)  .............      408,500          $   17,361
 General Dynamics Corp. (US) .........      120,300               8,241
 United Technologies Corp. (US)  .....      531,400              38,095
                                                             ----------
                                                                 63,697
Auto and Truck Parts - 0.5%
 Borg-Warner Automotive, Inc. (US) ...       97,900               5,384
 Dana Corp. (US) .....................      109,300               5,035
 Lear Corp. * (US) ...................      102,700               5,109
                                                             ----------
                                                                 15,528
Automobile - 0.7%
 Ford Motor Co. (US) .................      415,900              23,472

Banks - 4.8%
 Bank of Amreica Corp. (US)  .........      449,847              32,979
 Bank of New York Co., Inc. (US) .....      195,800               7,183
 Bank One Corp. (US) .................      296,336              17,651
 Chase Manhattan Corp. (US)  .........      335,400              29,054
 Comerica, Inc. (US) .................      342,900              20,381
 Fifth Third Bancorp (US)  ...........      129,900               8,647
 Fleet Financial Group, Inc. (US)  ...      225,000               9,984
 Golden West Financial Corp. (US)  ...       71,700               7,027
 Mellon Bank Corp. (US)  .............      166,100               6,042
 Wells Fargo & Co. (US)  .............      586,300              25,064
                                                             ----------
                                                                164,012
Chemicals - 0.3%
 Solutia, Inc. (US)  .................      441,900               9,418

Commercial Services - 0.2%
 Omnicom Group, Inc. (US)  ...........       85,000               6,800

Computer Equipment - 4.0%
 Dell Computer Corp. * (US)  .........      424,800              15,718
 Hewlett-Packard Co. (US)  ...........      130,400              13,105
 Intel Corp. (US)  ...................      847,200              50,409
 International Business Machines Corp.
  (US) ...............................      420,000              54,285
 Network Appliance, Inc. * (US)  .....       82,100               4,587
                                                             ----------
                                                                138,104
Computer Software and Services - 3.6%
 America Online, Inc. * (US) .........      180,600              19,957
 Cadence Design Systems, Inc. *
  (US) ...............................      350,600               4,470
 Computer Associates International,
  Inc. (US)  .........................      179,600               9,878
 Microsoft Corp. (US)  ...............    1,008,900              90,990
                                                             ----------
                                                                125,295
Consumer - Miscellaneous - 1.7%
 Black & Decker Corp. (US) ...........      392,500              24,777
 Honeywell, Inc. (US)  ...............      239,900              27,798
 Unilever NV - NY Shares (US)  .......       66,700               4,652
                                                             ----------
                                                                 57,227

Cosmetics and Personal Care Products - 0.5%
 Avon Products, Inc. (US)  ...........       95,800               5,317
 Dial Corp. (US) .....................      156,600               5,824
 Procter & Gamble Co. (US) ...........       70,000               6,247
                                                             ----------
                                                                 17,388
Diversified Operations - 4.2%
 General Electric Co. (US) ...........      693,000              78,309
 Illinois Tool Works, Inc. (US)  .....       70,000               5,740
 Reynolds & Reynolds Co. - Cl. A (US)       179,500               4,185
 Textron, Inc. (US)  .................      124,000              10,207
 Tyco International, Ltd. (US) .......      494,200              46,825
                                                             ----------
                                                                145,266
Electric Power - 1.6%
 Ameren Corp. (US) ...................      253,900               9,743
 Dominion Resources, Inc. (US) .......      252,000              10,915
 Florida Progress Corp. (US) .........      330,100              13,637
 Peco Energy Co. (US)  ...............      305,800              12,805
 Reliant Energy, Inc. (US) ...........      220,000               6,078
                                                             ----------
                                                                 53,178
Electronic Products and Services - 2.7%
 Analog Devices, Inc. * (US) .........            1
 Applied Materials, Inc. * (US)  .....      114,500               8,459
 Cisco Systems, Inc. * (US)  .........      636,800              41,073
 Pitney Bowes, Inc. (US) .............      155,300               9,978
 Teradyne, Inc. * (US) ...............       85,000               6,099
 Texas Instruments, Inc. (US)  .......      176,000              25,520
                                                             ----------
                                                                 91,129
Financial Services - 2.2%
 Associates First Capital Corp. -
  Cl. A* (US) ........................      218,002               9,660
 Citigroup, Inc. (US)  ...............    1,421,250              67,510
                                                             ----------
                                                                 77,170
Food, Beverage and Tobacco - 2.6%
 Anheuser-Busch Cos., Inc. (US)  .....      284,500              20,182
 Flowers Industries, Inc. (US) .......      347,400               7,534
 General Mills, Inc. (US)  ...........      140,500              11,293
 H.J. Heinz Co. (US) .................      137,800               6,907
 Philip Morris Cos., Inc. (US) .......      720,800              28,967
 Quaker Oats Co. (US)  ...............      101,400               6,730
 Universal Foods Corp. (US)  .........      421,800               8,911
                                                             ----------
                                                                 90,524
Health Care Products - 5.8%
 Abbott Laboratories (US)  ...........      357,100              16,248
 Amgen, Inc. * (US)  .................      147,700               8,991
 Bristol-Myers Squibb Co. (US) .......      465,000              32,753
 Cardinal Health, Inc. (US)  .........      473,850              30,386
 Eli Lilly & Co. (US)  ...............      130,800               9,369
 Guidant Corp. * (US)  ...............       89,300               4,593
 Johnson & Johnson (US)  .............      174,100              17,062

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                               Market
            Name of Issuer                  Shares              Value
                                                               (000's)
COMMON STOCK - CONTINUED
Health Care Products - Continued
 Merck & Co., Inc. (US)  .............      468,200          $   34,647
 Mylan Laboratories, Inc. (US) .......      180,000               4,770
 Pfizer, Inc. (US) ...................      123,800              13,587
 Schering-Plough Corp. (US)  .........      330,000              17,490
 Warner-Lambert Co. (US) .............      150,000              10,406
                                                             ----------
                                                                200,302
Health Care Services - 0.7%
 HEALTHSOUTH Corp. * (US)  ...........    1,075,100              16,059
 Lincare Holdings, Inc. (US) .........      191,300               4,783
 Omnicare, Inc. (US) .................      292,600               3,694
                                                             ----------
                                                                 24,536
Housing - 0.2%
 Centex Corp. (US) ...................      168,000               6,311

Insurance - 3.1%
 Allstate Corp. (US) .................      308,000              11,049
 American International Group, Inc.
  (US) ...............................      138,325              16,193
 Equitable Cos., Inc. (US) ...........      126,300               8,462
 Hartford Financial Services Group,
  Inc. (US)  .........................      540,600              31,524
 Hartford Life, Inc. - Cl. A (US)  ...      100,000               5,263
 Marsh & McLennan Cos., Inc. (US)  ...      355,950              26,874
 Travelers Property Casualty Corp. -
  Cl. A (US) .........................      169,900               6,647
                                                             ----------
                                                                106,012
Leisure and Recreation - 0.3%
 Mattel, Inc. (US) ...................      355,000               9,385

Machinery - 0.5%
 Ingersoll-Rand Co. (US) .............      283,900              18,347

Media - TV / Radio - 2.7%
 CBS Corp. * (US)  ...................      405,700              17,622
 Clear Channel Communications, Inc. *
  (US) ...............................      300,000              20,681
 Time Warner, Inc. (US)  .............      558,500              41,050
 Viacom, Inc. - Cl. B * (US) .........      334,400              14,714
                                                             ----------
                                                                 94,067
Metals and Mining - 0.2%
 Precision Castparts Corp. (US)  .....      143,700               6,107

Oil - 0.8%
 Royal Dutch Petroleum Co. - NY Shares
  (US) ...............................      459,100              27,661

Oil and Natural Gas Exploration and Production - 1.9%
 BP Amoco plc - ADR (US) .............      160,300              17,392
 Exxon Corp. (US)  ...................      271,300              20,924
 Mobil Corp. (US)  ...................      156,000              15,444
 Texaco, Inc. (US) ...................      181,500              11,344
                                                             ----------
                                                                 65,104
Pollution Control - 0.5%
 Allied Waste Industries, Inc. * (US).      282,000               5,570
 Waste Management, Inc. (US) .........      225,400              12,115
                                                             ----------
                                                                 17,685
Retail - Department Stores - 3.0%
 Dayton Hudson Corp. (US)  ...........       80,000               5,200
 Home Depot, Inc. (US) ...............      439,900              28,346
 Lowe's Cos., Inc. (US)  .............      361,000              20,464
 May Department Stores Co. (US)  .....      125,000               5,109
 TJX Cos., Inc. (US) .................      183,700               6,120
 Wal-Mart Stores, Inc. (US)  .........      789,400              38,089
                                                             ----------
                                                                103,328
Retail - Food - 0.5%
 Albertson's, Inc. (US)  .............      240,000              12,375
 Outback Steakhouse, Inc. * (US) .....      136,000               5,347
                                                             ----------
                                                                 17,722
Shoe and Apparel Manufacturing - 0.5%
 Tommy Hilfiger Corp. * (US) .........      214,700              15,780

Telecommunication Equipment - 1.7%
 Lucent Technologies, Inc. (US)  .....      528,300              35,627
 Nortel Networks Corp. (US)  .........      169,400              14,706
 Tellabs, Inc. * (US)  ...............      136,600               9,229
                                                             ----------
                                                                 59,562
Telephone - 5.3%
 Ameritech Corp. (US)  ...............      393,500              28,922
 AT&T Corp. (US) .....................      578,000              32,259
 Bell Atlantic Corp. (US)  ...........      260,700              17,043
 BellSouth Corp. (US)  ...............      746,200              34,978
 GTE Corp. (US)  .....................       76,500               5,795
 MCI WorldCom, Inc. (US) .............      498,100              42,868
 SBC Communications, Inc. (US) .......       86,500               5,017
 Sprint Corp. (US) ...................      290,000              15,316
                                                             ----------
                                                                182,198
Transportation Services - 1.2%
 Airbourne Freight Corp. (US)  .......      160,000               4,430
 Alaska Air Group, Inc. * (US) .......      116,200               4,851
 Burlington Northern Santa Fe (US) ...      321,700               9,973
 Delta Air Lines, Inc. (US)  .........       67,700               3,901
 Kansas City Southern Industries, Inc.
  (US) ...............................      130,400               8,321
 Northwest Airlines Corp. * (US) .....      173,000               5,622
 UAL Corp. (US)  .....................       79,500               5,168
                                                             ----------
                                                                 42,266
U.S. Government Agencies - 0.8%
 Federal National Mortgage Assoc. (US)      424,100              28,998
                                                             ----------
                    TOTAL COMMON STOCK-        61.2%          2,103,579

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                              Par              Market
            Name of Issuer                   Value              Value
                                            (000's)            (000's)
PUBLICLY-TRADED BONDS
Automobile - 0.5%
 Ford Motor Co. - Bonds (US)
  6.625% due 10/01/28  ...............   $   17,800          $   16,126

Banks - 2.2%
 Banponce Financial Corp. Mountain Bank
  Ent - Ser C. (US)
  6.58% due 11/25/03 .................       11,040              10,807
 Capital One Bank - Notes (US)
  7.08% due 10/30/01 .................        2,950               2,966
 Chase Manhattan Corp. - Sub. Notes
  (US) 6.0% due 02/15/09  ............        5,500               5,093
 Deutsche Ausgleichsbank (DE)
  4.0% due 07/04/09  .................        6,000               5,797
 European Investment Bank - Notes (JP)
  3.0% due 09/20/06  .................      200,000               1,820
 European Investment Bank - Sr. Unsub.
  (LU) 6.0% due 11/26/04 .............        1,800               2,852
 International Bank Reconstruction &
  Development - Debs. (US)
  4.5% due 06/20/00  .................    1,115,000               9,599
  4.5% due 03/20/03  .................    1,030,000               9,694
  4.75% due 12/20/04 .................      225,000               2,210
  9.25% due 07/20/07 .................        2,920               5,546
 International Bank Reconstruction &
  Development - Notes (US)
  2.0% due 02/18/08  .................      960,000               8,139
 J.P. Morgan & Co., Inc. - Sr. Notes
  (US) 5.75% due 02/25/04 ............        3,000               2,892
 Korea Development Bank (US)
  7.375% due 09/17/04  ...............        8,300               8,150
                                                             ----------
                                                                 75,565
Brokerage and Investment Management - 0.5%
 Lehman Brothers Holdings, Inc. - Notes
  (US)
  6.375% due 03/15/01  ...............        5,900               5,863
  6.625% due 04/01/04  ...............       10,950              10,684
                                                             ----------
                                                                 16,547
Diversified Operations - 0.3%
 Tyco International Group SA (US)
  6.875% due 01/15/29  ...............       10,000               9,134

Financial Services - 4.7%
 Amresco Commercial Mortgage Funding I
  - Ser. 1997-C1 Cl. A3 (US)
  7.19% due 06/17/29 .................        6,980               7,064
 Associates Corp. of North America -
  Sr. Notes (US)
  5.5% due 02/15/02  .................        4,000               3,922
 AT&T Capital Corp. (US)
  6.875% due 01/16/01  ...............       14,035              13,994
 Baden-Wurttemberg L-Finance BV (DE)
  6.75% due 06/22/05 .................        9,500               5,576
 Capital One Financial Corp. - Notes
  (US) 7.25% due 12/01/03 ............       10,000               9,881
 Chase Commercial Mortgage Securities
  Corp. - Ser. 1997-1 Cl. A2 (US)
  7.37% due 02/19/07 .................       13,300              13,587
 Citibank Credit Card Master Trust I
  (US) 5.3% due 01/09/06 .............       12,415              11,859
 Citibank Credit Card Master Trust I -
  Notes (US) 5.85% due 04/10/03 ......       31,735              31,621
 Contimortgage Home Equity Loan Trust
  (US) 6.0% due 12/25/16  ............       15,000              14,826
 Green Tree Financial Corp. (US)
  6.68% due 01/15/29 .................       12,400              12,482
 KFW International Finance - Debs.
  (US) 10.625% due 09/03/01 ..........        1,600               2,756
 Mortgage Capital Funding, Inc. - Ser.
  1996 - MC2 Cl. A1 (US)
  6.758% due 02/20/04  ...............        8,019               8,066
 PNC Funding Corp. (US)
  6.125% due 02/15/09  ...............       10,000               9,281
 Residential Asset Securities Corp.
  (US) 6.11% due 05/25/24 ............       10,000               9,847
 Southern Pacific Secured Assets Corp.
  (US) 6.27% due 02/25/18 ............        5,940               5,933
                                                             ----------
                                                                160,695
Food, Beverage and Tobacco - 0.4%
 Philip Morris Cos., Inc. (US)
  7.625% due 05/15/02  ...............        5,670               5,808
 Philip Morris Cos., Inc. - Debs.
  (US) 8.25% due 10/15/03 ............        7,555               7,981
                                                             ----------
                                                                 13,789
Foreign - 0.3%
 Queensland Treasury Corp. (AU)
  8.0% due 08/14/01  .................        1,460               1,012
  8.0% due 09/14/07  .................        1,700               1,233
 Queensland Treasury Corp. - Bonds
  (AU) 6.5% due 06/14/05  ............          600                 402
 Treuhandanstalt (DE)
  7.75% due 10/01/02 .................        6,410               7,437
                                                             ----------
                                                                 10,084
Foreign Governmental - 5.3%
 Government of Canada - Debs. (CA)
  7.5% due 03/01/01  .................          500                 351
  9.75% due 06/01/21 .................        2,370               2,418
  11.0% due 06/01/09 .................        2,450               2,348
  12.0% due 03/01/05 .................        1,750               1,557
 Government of France - Bonds (FR)
  8.5% due 04/25/03  .................        8,180               9,821
  9.5% due 01/25/01  .................        6,860               7,750
 Government of Japan - Bonds (JP)
  2.1% due 03/20/08  .................      700,000               5,950
  2.6% due 06/20/08  .................      115,000                 926

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                              Par              Market
            Name of Issuer                   Value              Value
                                            (000's)            (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Foreign Governmental - Continued
 Government of Japan - Bonds (JP)
  2.6% due 03/20/19  ..................  $  640,000          $    5,136
  4.7% due 09/22/03  ..................     550,000               5,245
 Government of Netherlands - Bonds (NL)
  7.75% due 03/01/05 ..................      27,000              32,788
  8.25% due 02/15/02 ..................       4,810               5,536
  8.75% due 05/01/00 ..................       4,000               4,318
 Government of Sweden - Bonds (SE)
  10.25% due 05/05/00  ................       6,800                 845
 Government of Sweden - Debs. (SE)
  6.5% due 10/25/06  ..................       7,100                 918
  6.75% due 05/05/14 ..................       7,000                 932
  10.25% due 05/05/03  ................      12,900               1,827
 Hydro-Quebec - Bonds (CA)
  10.875% due 07/25/01 ................         500                 373
 Kingdom of Denmark - Bonds (DK)
  7.0% due 11/15/07  ..................       4,000                 632
  7.0% due 11/10/24  ..................       5,000                 796
  8.0% due 05/15/03  ..................       9,000               1,419
  9.0% due 11/15/00  ..................      13,100               1,947
 Kingdom of Spain - Notes (ES)
  3.1% due 09/20/06  ..................   2,180,000              19,821
 Ontario-Hydro (CA)
  9.0% due 06/24/02  ..................       4,150               3,065
 Province of Ontario (US)
  7.75% due 06/04/02 ..................       4,000               4,144
 Province of Quebec - Debs. (US)
  7.5% due 07/15/23  ..................      22,000              22,208
 Republic of Chile (US)
  6.875% due 04/28/09  ................       1,000                 940
 Republic of Italy - Debs. (IT)
  8.5% due 01/01/04  ..................       6,800               8,209
  9.0% due 11/01/23  ..................       9,270              13,579
  10.5% due 04/28/14 ..................       4,300               9,783
 Republic of Italy - Notes (IT)
  3.5% due 06/20/01  ..................     800,000               7,013
                                                             ----------
                                                                182,595
Health Care Services - 0.4%
 Tenet Healthcare Corp. (US)
  8.0% due 01/15/05  ..................      14,000              13,650

Media - TV / Radio - 0.7%
 Time Warner, Inc. - Notes (US)
  8.11% due 08/15/06 ..................       7,000               7,327
  8.18% due 08/15/07 ..................       5,770               6,101
 Viacom, Inc. - Sr. Notes (US)
  7.75% due 06/01/05 ..................      11,525              11,856
                                                             ----------
                                                                 25,284
Municipals - 0.2%
 Tennessee Valley Authority - Bonds
  (DE) 6.375% due 09/18/06  ...........      11,000               6,419

Natural Gas Distribution - 0.2%
 Consolidated Edison, Inc. - Debs. (US)
  6.45% due 12/01/07 ..................       4,200               4,118
 Williams Cos., Inc. - Notes (US)
  6.125% due 02/01/01  ................       4,525               4,493
                                                             ----------
                                                                  8,611
Oil - 0.1%
 Conoco, Inc. - Notes (US)
  5.9% due 04/15/04  ..................       2,000               1,949

Oil - Equipment and Services - 0.4%
 Beckman Instruments, Inc. (US)
  7.1% due 03/04/03  ..................       6,000               5,847
 Petroleum Geo-Services ASA - Notes
  (US) 7.5% due 03/31/07  .............       6,430               6,432
                                                             ----------
                                                                 12,279

Personal and Commercial Lending - 2.1%
 Chase Manhattan Credit Card Master
  Trust (US) 7.04% due 02/15/05 .......       4,000               4,071
 Countrywide Home Loan Corp. (US)
  6.25% due 04/15/09 ..................         800                 737
 EQCC Home Equity Loan Trust (US)
  6.223% due 06/25/11  ................       9,300               9,246
 Ford Motor Credit Co. (US)
  5.25% due 06/16/08 ..................       7,250               3,814
 Ford Motor Credit Co. - Notes (US)
  6.125% due 04/28/03  ................       5,000               4,927
 General Motors Acceptance Corp. (US)
  5.5% due 01/14/02  ..................       5,000               4,902
  4.0% due 02/09/06  ..................       6,800               6,694
 Household Finance Corp. (US)
  5.125% due 06/24/09  ................       6,300               6,353
 Household Finance Corp. - Notes (US)
  6.0% due 05/01/04  ..................       4,000               3,876
 MBNA Master Credit Card Trust (US)
  6.6% due 11/15/04  ..................       4,025               4,064
 Money Store Home Equity Trust- Ser.
  1996-B A7 (US) 7.55% due 02/15/20 ...      12,547              12,677
 Residential Funding Mortgage
  Securities (US) 6.78% due 07/25/10 ..       9,740               9,752
                                                             ----------
                                                                 71,113
Retail - Department Stores - 0.2%
 Federated Department Stores, Inc. -
  Sr. Notes (US) 8.5% due 06/15/03  ...       7,445               7,887

Telephone - 1.1%
 AT&T Corp. - Notes (US)
  5.625% due 03/15/04  ................       4,000               3,873
  6.5% due 03/15/29  ..................      15,840              14,246
 MCI WorldCom, Inc. - Notes (US)
  7.75% due 04/01/07 ..................       9,060               9,468

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                              Par              Market
            Name of Issuer                   Value              Value
                                            (000's)            (000's)
PUBLICLY-TRADED BONDS - CONTINUED
Telephone - Continued
 Sprint Capital Corp. (US)
  6.9% due 05/01/19  .................   $   11,000          $   10,237
                                                             ----------
                                                                 37,824
Transportation Services - 0.1%
 Norfolk Southern Corp. - Bonds (US)
  7.8% due 05/15/27  .................        3,600               3,717

U.S. Government Agencies - 12.5%
 Federal Home Loan Mortgage Corp. (US)
  6.0% due 03/15/17  .................       16,267              16,130
 Federal National Mortgage Assoc. (US)
  6.0% due 05/15/08  .................        7,500               7,274
  6.0% due 04/25/12  .................       11,740              11,710
  6.0% due 07/20/14  .................       70,760              68,350
  6.0% due 09/25/14  .................       22,745              22,510
  6.0% due 07/20/29  .................       77,980              73,253
  6.5% due 07/20/14  .................       21,390              21,076
  6.5% due 07/20/29  .................       36,015              34,743
  7.0% due 04/01/29  .................       22,010              22,110
  7.5% due 08/20/29  .................       20,620              20,781
 Government National Mortgage Assoc.
  (US)
  6.5% due 07/20/29  .................       48,910              47,038
  7.0% due 07/20/29  .................       55,755              55,005
  8.0% due 12/15/17  .................       28,870              30,016
                                                             ----------
                                                                429,996
U.S. Governmental - 5.2%
 U.S. Treasury - Bonds (US)
  5.25% due 11/15/28 .................       37,130              32,913
  6.75% due 08/15/26 # ...............       39,185              41,952
  8.875% due 08/15/17  ...............        9,500              12,136
 U.S. Treasury - Notes (US)
  5.75% due 04/30/03 .................        3,000               3,005
  6.25% due 05/31/00 .................       14,000              14,114
  6.625% due 07/31/01  ...............       62,900              64,207
  7.0% due 07/15/06  .................       10,200              10,804
                                                             ----------
                                                                179,131
                                                             ----------
           TOTAL PUBLICLY-TRADED BONDS-        37.3%          1,282,395

SHORT-TERM INVESTMENTS - 10.0%
 Investment in joint trading account
  (Note B)
  5.291% due 07/01/99  ...............      344,520             344,569
                                         -----------         ----------
                     TOTAL INVESTMENTS-       108.5%          3,730,543
   Payables, less cash and receivables-       (8.5)%          (292,652)
                                         -----------         ----------
                            NET ASSETS-       100.0%         $3,437,891
                                         ===========         ==========

* Non-income producing security.
ADR -American Depository Receipt
# Securities, or a portion thereof, with an aggregate market value of $1,981 have been segregated to collateralize financial futures contracts.

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                  Market         % of
                   Country        Value        Long-Term
                 Abbreviation     (000's)     Investments

United States         US         3,191,770      94.2%
Netherlands           NL            42,642       1.3%
Italy                 IT            38,583       1.1%
Japan                 JP            25,430       0.8%
Germany               DE            25,230       0.8%
Spain                 ES            19,821       0.6%
France                FR            17,571       0.5%
Canada                CA            10,113       0.3%
Denmark               DK             4,794       0.1%
Sweden                SE             4,522       0.1%
Luxembourg            LU             2,852       0.1%
Australia             AU             2,646       0.1%
                                ----------     ------
                                $3,385,974     100.0%
                                ==========     ======

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SHORT-TERM BOND PORTFOLIO

                                                   Par          Market
                Name of Issuer                    Value         Value
                                                 (000's)       (000's)
PUBLICLY-TRADED BONDS

Banks - 11.3%
 BankBoston Corp. - Sr. Notes
 6.125% due 03/15/02 .........................   $1,900        $ 1,870
 Banponce Corp. - Notes
 6.54% due 11/06/01 ..........................    1,000            990
 6.55% due 10/10/00 ..........................    1,100          1,099
 Capital One Bank - Notes
 7.0% due 04/30/01 ...........................    1,000          1,004
 First Hawaiian, Inc. - Sub. Notes
 6.25% due 08/15/00 ..........................    2,000          2,000
 Westpac Banking Corp. - Sub. Debs.
 9.125% due 08/15/01 .........................    1,000          1,050
                                                               -------
                                                                 8,013
Brokerage and Investment Management - 9.5%
 Donaldson, Lufkin & Jenrette, Inc. - Sr. Notes
 5.875% due 04/01/02 .........................    1,900          1,872
 Lehman Brothers Holdings, Inc. - Notes
 6.375% due 03/15/01 .........................      470            467
 6.625% due 04/01/04 .........................      550            537
 Merrill Lynch & Co., Inc. - Notes
 5.87% due 11/15/01 ..........................    2,400          2,377
 Paine Webber Group, Inc. - Notes
 7.0% due 03/01/00 ...........................    1,500          1,506
                                                               -------
                                                                 6,759
Consumer - Miscellaneous - 2.1%
 Black & Decker Corp. - Notes
 8.44% due 11/01/99 ..........................    1,500          1,512

Cosmetics and Personal Care Products - 2.8%
 Dial Corp. - Notes
 5.9% due 10/25/01 ...........................    2,000          1,957

Diversified Operations - 4.5%
 CMS Panhandle Holding - Sr. Notes 144A (a)
 6.125% due 03/15/04 .........................    1,000            973
 Tyco International Group SA
 6.125% due 06/15/01 .........................    2,200          2,192
                                                               -------
                                                                 3,165
Electric Power - 2.8%
 Niagara Mohawk Power Corp. - Sr. Notes
 6.5% due 07/01/99 ...........................    2,000          2,000

Financial Services - 6.6%
 AT&T Capital Corp.
 6.875% due 01/16/01 .........................      910            907
 Contimortgage Home Equity Loan Trust
 6.18% due 07/15/12 ..........................      520            519
 Gatx Capital Corp. - Notes
 6.5% due 11/01/00 ...........................    1,750          1,752
 Heller Financial, Inc. - Notes
 6.25% due 03/01/01 ..........................    1,500          1,499
                                                               -------
                                                                 4,677
Food, Beverage and Tobacco - 2.5%
 Philip Morris Cos., Inc. - Debs.
 9.0% due 01/01/01 ...........................    1,700          1,760

Health Care Services - 2.8%
 Tenet Healthcare Corp. - Sr. Notes
 8.625% due 12/01/03 .........................    2,000          2,010

Media - TV / Radio - 1.5%
 Continental Cablevision - Sr. Notes
 8.5% due 09/15/01 ...........................    1,010          1,054

Natural Gas Distribution - 2.2%
 Williams Cos., Inc. - Notes
 6.125% due 02/01/01 .........................    1,600          1,589

Oil - 0.8%
 Conoco, Inc. - Notes
 5.9% due 04/15/04 ...........................      550            536

Oil - Equipment and Services - 5.2%
 Beckman Instruments, Inc.
 7.1% due 03/04/03 ...........................    1,475          1,438
 Gulf Canada Resources, Ltd. - Debs.
 9.0% due 08/15/99 ...........................    1,250          1,254
 Petroleum-Geo Services ASA - Bonds
 6.25% due 11/19/03  .........................    1,000            967
                                                               -------
                                                                 3,659
Oil and Natural Gas Exploration and Production - 1.4%
 Occidental Petroleum Corp. - Notes
 8.5% due 11/09/01 ...........................    1,000          1,030

Personal and Commercial Lending - 11.7%
 American General Finance Corp. - Notes
 5.75% due 11/23/01 ..........................    2,770          2,729
 Ford Motor Credit Co. - Notes
 6.125% due 04/28/03 .........................    1,500          1,478
 General Motors Acceptance Corp. - Notes
 5.95% due 04/20/01 ..........................    1,200          1,194
 MBNA America Bank N.A. - Notes
 5.96% due 08/10/00 ..........................    2,000          1,986
 Money Store Home Equity Trust- Ser. 1997-D AF3
 6.345% due 11/15/21 .........................      915            917
                                                               -------
                                                                 8,304
Pollution Control - 4.5%
 WMX Technologies, Inc. - Notes
 7.125% due 06/15/01 .........................      570            576
 8.25% due 11/15/99 ..........................    2,600          2,620
                                                               -------
                                                                 3,196

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SHORT-TERM BOND PORTFOLIO
                                                   Par          Market
                Name of Issuer                    Value         Value
                                                 (000's)       (000's)
PUBLICLY-TRADED BONDS - Continued

Real Estate Investment Trust - 3.4%
 Franchise Finance Corp. of America - Sr. Notes
 7.0% due 11/30/00 ............................  $2,400        $ 2,390

Retail - Department Stores - 3.0%
 Dillard's, Inc. - Notes
 5.79% due 11/15/01 ...........................     975            955
 Federated Department Stores, Inc. - Sr. Notes
 8.5% due 06/15/03 ............................   1,090          1,154
                                                               -------
                                                                 2,109
Telephone - 4.2%
 MCI Worldcom, Inc. - Sr. Notes
 6.125% due 08/15/01 ..........................   3,000          2,985

Transportation Services - 2.8%
 Norfolk Southern Corp. - Notes
 6.875% due 05/01/01 ..........................   2,000          2,015

U.S. Government Agencies - 7.1%
 Federal Home Loan Bank
 8.0% due 06/01/10 ............................   1,781          1,834
 Federal National Mortgage Assoc
 6.0% due 04/25/12 ............................     910            908
 7.0% due 12/01/10 ............................   2,297          2,307
                                                               -------
                                                                 5,049
U.S. Governmental - 1.9%
 U.S. Treasury - Notes
 6.25% due 02/28/02 ...........................   1,325          1,345
                                                               -------
                   TOTAL PUBLICLY-TRADED BONDS-    94.6%        67,114

SHORT-TERM INVESTMENTS - 3.9%

    Investment in joint trading account (Note B)
      5.291% due 07/01/99 .....................   2,771          2,771
                                                -------        -------
                             TOTAL INVESTMENTS-    98.5%        69,885
           Cash and Receivables, less payables-     1.5%         1,061
                                                -------        -------
                                    NET ASSETS-   100.0%       $70,946
                                                =======        =======

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, securities aggregated $973 or 1.4% of net assets of the Portfolio.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO


                                                                  Market
                Name of Issuer                   Shares           Value
                                                                 (000's)
COMMON STOCK

Aerospace and Defense - 1.0%
 BE Aerospace, Inc. *........................    12,000          $   224
 Esterline Technologies Corp. *..............    14,100              203
 GenCorp, Inc. ..............................     9,900              250
                                                                 -------
                                                                     677
Auto and Truck Parts - 1.9%
 Arvin Industries, Inc. .....................    17,700              670
 Avis Rent A Car, Inc. *.....................     8,100              236
 Standard Products Co. ......................    17,600              451
                                                                 -------
                                                                   1,357
Automobile - 1.2%
 Copart, Inc. ...............................    14,000              297
 Oshkosh Truck Corp. ........................    11,400              574
                                                                 -------
                                                                     871
Banks - 9.4%
 Anchor Bancorp Wisconsin, Inc. .............    11,600              207
 Commerce Bancorp, Inc. .....................    18,086              773
 Downey Financial Corp. .....................    20,090              441
 First Republic Bank *.......................    13,100              379
 Firstbank Corp. - Puerto Rico...............     7,400              167
 Flagstar Bancorp, Inc. .....................    20,900              528
 GBC Bancorp.................................    14,200              288
 Hudson United Bancorp.......................    20,343              623
 Imperial Bancorp * .........................    33,642              666
 Ocean Financial Corp. ......................    18,000              326
 Pacific Capital Bancorp.....................     4,800              151
 PFF Bancorp, Inc. *.........................    17,200              322
 Provident Bankshares Corp. *................     8,599              200
 Republic Bancorp, Inc. .....................    37,100              563
 Riggs National Corp. .......................     9,000              185
 Roslyn Bancorp, Inc. .......................    15,170              261
 Silicon Valley Bancshares *.................    12,200              302
 Southwest Bancorporation of Texas, Inc. *...    13,200              238
                                                                 -------
                                                                   6,620
Brokerage and Investment Management - 1.1%
 Affiliated Managers Group, Inc. *...........     7,100              214
 Southwest Securities Group, Inc. ...........     8,000              574
                                                                 -------
                                                                     788
Business Services - 1.3%
 American Management Systems, Inc. *.........     8,800              282
 Labor Ready, Inc. *.........................     8,800              286
 ProBusiness Services, Inc. *................     4,800              172
 Resource Bancshares Mortgage Group..........    15,600              160
                                                                 -------
                                                                     900
Chemicals - 2.6%
 Ferro Corp. ................................    12,000              330
 Geon Co. ...................................     8,000              258
 MacDermid, Inc. ............................     6,900              321
 Spartech Corp. .............................    10,500              332
 W.R. Grace & Co. ...........................    30,900              568
                                                                 -------
                                                                   1,809
Commercial Services - 5.1%
 ADVO, Inc. .................................     8,100              168
 Bowne & Co., Inc. ..........................    11,400              148
 DeVry, Inc. *...............................    16,800              376
 DII Group, Inc. *...........................    11,300              422
 HA-LO Industries, Inc. *....................    19,350              191
 Lason, Inc. *...............................    13,100              650
 Mail-Well Holdings, Inc. *..................    12,600              204
 Plexus Corp. *..............................     5,900              178
 Pre-Paid Legal Services, Inc. *.............    18,100              492
 Sylvan Learning Systems, Inc. *.............     8,400              228
 True North Communications...................     9,200              276
 Veritas DGC, Inc. *.........................    12,700              233
                                                                 -------
                                                                   3,566
Computer Equipment - 2.2%
 Cerner Corp. *..............................    10,300              216
 InterVoice, Inc. *..........................    11,800              170
 Micron Electronics, Inc. *..................    10,400              105
 MMC Networks, Inc. *........................    12,600              564
 Sequent Computer Systems, Inc. *............    16,900              300
 Xircom, Inc. *..............................     6,000              180
                                                                 -------
                                                                   1,535
Computer Software and Services - 8.9%
 Acclaim Entertainment, Inc. *...............    21,500              137
 AnswerThink Consulting Group, Inc. *........     5,400              136
 Aspect Development, Inc. *..................    24,300              450
 AVT Corp. *.................................     8,400              318
 BroadVision, Inc. *.........................    12,200              900
 Computer Task Group, Inc. ..................    16,100              274
 Concentric Network Corp. *..................     8,400              334
 Harbinger Corp. *...........................    34,600              432
 HNC Software, Inc. .........................     5,600              173
 Macromedia, Inc. *..........................    12,400              437
 Mastech Corp. *.............................    13,300              248
 Mercury Interactive Corp. *.................    10,400              368
 Micros Systems, Inc. .......................     5,600              190
 National Data Corp. ........................     4,000              171
 Pinnacle Systems, Inc. .....................    12,800              430
 Progress Software Corp. *...................     9,900              280
 Saga Systems, Inc. *........................     8,100              103
 Sapient Corp. ..............................     6,400              362
 SportsLine USA, Inc. *......................     9,700              348
 Syntel, Inc. *..............................    20,200              182
                                                                 -------
                                                                   6,273
Construction - 3.9%
 Centex Construction Products, Inc. .........     8,700              297
 Comfort Systems USA, Inc. *.................    10,700              193
 Dycom Industries, Inc. .....................     1,900              106

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO
                                                                  Market
                Name of Issuer                    Shares          Value
                                                                 (000's)
COMMON STOCK - CONTINUED
Construction - Continued
 Granite Construction, Inc. .................    15,100          $   443
 Insituform Technologies, Inc. - Cl. A *.....    15,300              331
 Jacobs Engineering Group, Inc. *............    10,300              391
 Lone Star Industries, Inc. .................    10,300              387
 NVR, Inc. *.................................    11,900              621
                                                                 -------
                                                                   2,769
Consumer - Miscellaneous - 0.4%
 IDEXX Laboratories, Inc. *..................     6,200              144
 Romac International, Inc. ..................    15,400              137
                                                                 -------
                                                                     281
Cosmetics and Personal Care Products - 0.8%
 AptarGroup, Inc. ...........................    19,200              576

Diversified Operations - 2.3%
 Dexter Corp. ...............................    12,300              502
 Eastern Enterprises.........................     5,200              207
 Gerber Scientific, Inc. ....................     9,900              218
 Hawaiian Electric Industries................     9,600              341
 Tredegar Industries, Inc. ..................     8,900              194
 Watsco, Inc. ...............................     8,500              139
                                                                 -------
                                                                   1,601
Electric Power - 1.1%
 Cilcorp, Inc. ..............................     5,200              325
 Cleco Corp. ................................     8,900              270
 Minnesota Power, Inc. ......................     9,400              187
                                                                 -------
                                                                     782
Electrical Equipment - 0.2%
 SIGCORP, Inc. ..............................     4,100              116

Electronic Products and Services - 5.0%
 Aeroflex, Inc. *............................    12,600              249
 Alliant Energy Corp. .......................     9,690              275
 Dallas Semiconductor Corp. .................     6,700              338
 DSP Communications, Inc. *..................    11,700              338
 Jabil Circuit, Inc. *.......................     4,500              203
 Lam Research Corp. *........................     5,700              266
 Lattice Semiconductor Corp. *...............     3,800              237
 MedQuist, Inc. *............................    11,100              486
 SDL, Inc. *.................................     4,800              245
 Seitel, Inc. *..............................    18,600              301
 TranSwitch Corp. *..........................    11,550              547
                                                                 -------
                                                                   3,485
Financial Services - 0.9%
 Doral Financial Corp. ......................    20,800              359
 FirstFed Financial Corp. *..................    13,200              254
                                                                 -------
                                                                     613
Food, Beverage and Tobacco - 2.4%
 Adolph Coors Co. - Cl. B....................     6,600              327
 Canandaigua Brands, Inc. - Cl. A *..........     3,100              163
 Corn Products International, Inc. ..........     8,700              265
 Earthgrains Co. ............................     7,300              188
 Pilgrims Pride Corp. - Cl. B................    10,000              300
 Universal Corp. ............................    16,500              469
                                                                 -------
                                                                   1,712
Health Care Products - 4.6%
 Alpharma, Inc. - Cl A.......................    14,300              509
 Andrx Corp. *...............................     7,500              578
 Biomatrix, Inc. *...........................    10,000              216
 Datascope Corp. *...........................     7,000              225
 Hanger Orthopedic Group, Inc. ..............    12,400              176
 Maxxim Medical, Inc. *......................     9,900              231
 MiniMed, Inc. *.............................     3,800              292
 OEC Medical Systems, Inc. *.................     7,800              191
 ResMed, Inc. *..............................     6,400              212
 Roberts Pharmaceutical Corp. *..............    12,900              313
 Xomed Surgical Products, Inc. *.............     5,700              278
                                                                 -------
                                                                   3,221
Health Care Services - 3.0%
 Bindley Western Industries..................    28,221              651
 Capital Senior Living Corp. *...............    24,200              242
 Covance, Inc. *.............................    11,200              268
 Hooper Holmes, Inc. ........................    18,200              371
 Idec Pharmaceuticals Corp. .................     5,300              408
 Theragenics Corp. ..........................    24,000              167
                                                                 -------
                                                                   2,107
Household Appliances / Furnishings - 1.0%
 Ethan Allen Interiors, Inc. ................     5,550              210
 Springs Industries, Inc. - Cl. A............    11,400              497
                                                                 -------
                                                                     707
Housing - 0.6%
 Pulte Corp. ................................     9,300              214
 TJ International, Inc. .....................     6,700              208
                                                                 -------
                                                                     422
Insurance - 3.4%
 American Heritage Life Investment...........     7,800              191
 Delphi Financial Group, Inc. - Cl. A *......    13,138              471
 FBL Financial Group - Cl. A.................    15,000              293
 Fidelity National Financial, Inc. ..........     9,800              206
 LandAmerica Financial Group, Inc. ..........    11,200              322
 Orion Capital Corp. ........................    12,900              463
 Presidential Life Corp. ....................    10,000              196
 Radian Group, Inc. .........................     5,700              278
                                                                 -------
                                                                   2,420
Leisure and Recreation - 0.7%
 Bally Total Fitness Holding Corp. *.........     7,400              210
 Extended Stay America, Inc. *...............     9,400              113
 Pegasus Systems, Inc. *.....................     3,800              142
                                                                 -------
                                                                     465

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO
                                                                  Market
                Name of Issuer                    Shares          Value
                                                                 (000's)
COMMON STOCK - CONTINUED
Machinery - 2.8%
 Applied Power, Inc. ........................     9,000          $   246
 Graco, Inc. ................................    10,950              321
 JLG Industries, Inc. .......................    15,200              310
 Manitowoc Co., Inc. ........................     7,500              312
 NACCO Industries, Inc. - Cl. A..............     1,900              140
 Tecumseh Products Co. - Cl. A...............     5,400              327
 Terex Corp. *...............................    10,700              326
                                                                 -------
                                                                   1,982
Media - Publishing - 1.3%
 Hollinger International, Inc. ..............    26,900              319
 McClatchy Newspapers, Inc. .................    11,800              391
 Playboy Enterprises, Inc. - Cl. B *.........     7,300              194
                                                                 -------
                                                                     904
Media - TV / Radio - 1.0%
 Generale Cable Corp. .......................    28,200              451
 Media General, Inc. - Cl. A.................     4,600              235
                                                                 -------
                                                                     686
Metal Product and Fabrication - 0.7%
 Intermet Corp. .............................    15,800              239
 Milacron, Inc. .............................    12,400              229
                                                                 -------
                                                                     468
Natural Gas Distribution - 1.0%
 Energen Corp. ..............................    14,800              276
 NUI Corp. ..................................    18,400              460
                                                                 -------
                                                                     736
Oil - Equipment and Services - 2.0%
 Dril Quip, Inc. *...........................     6,800              156
 Hanover Compressor Co. *....................    14,400              462
 Marine Drilling Companies, Inc. *...........    16,400              224
 ONEOK, Inc. ................................     4,500              143
 SEACOR SMIT, Inc. ..........................     8,200              439
                                                                 -------
                                                                   1,424
Oil and Natural Gas Exploration and Production - 3.4%
 Basin Exploration, Inc. *...................    12,700              255
 Evergreen Resources, Inc. *.................    10,400              262
 Helmerich & Payne, Inc. ....................     9,500              226
 Houston Exploration Co. *...................    10,800              205
 Plains Resources, Inc. *....................    19,100              363
 Stone Energy Corp. *........................     8,600              364
 Tesoro Petroleum Corp. *....................    32,700              521
 Valero Energy Corp. ........................    10,700              229
                                                                 -------
                                                                   2,425
Paper and Forest Products - 0.4%
 United Stationers, Inc. *...................    14,000              308

Personal and Commercial Lending - 0.3%
 Metris Cos., Inc. ..........................     5,000              204

Precious Metals/Gems/Stones - 1.2%
 Stillwater Mining Co. *.....................    25,050              819

Real Estate Investment Trust - 5.9%
 Bedford Property Investors, Inc. ...........    20,400              365
 CBL & Associates Properties, Inc. ..........     6,200              164
 Essex Property Trust, Inc. .................     8,900              315
 FelCor Lodging Trust, Inc. .................    17,136              356
 Gables Residential Trust....................    17,900              432
 Kilroy Realty Corp. ........................     8,200              200
 Koger Equity, Inc. *........................    19,800              365
 Mack-Cali Realty Corp. .....................     6,200              192
 Prentiss Properties Trust...................    14,700              345
 Shurgard Storage Centers, Inc. .............    17,600              477
 SL Green Realty Corp. ......................    16,600              339
 The Macerich Co. ...........................    13,200              346
 Walden Residential Properties, Inc. ........    13,000              279
                                                                 -------
                                                                   4,175
Retail - Department Stores - 3.9%
 American Eagle Outfitters, Inc. *...........     7,000              318
 AnnTaylor Stores Corp. *....................     6,900              310
 Cato Corp. - Cl. A..........................    21,400              249
 Footstar, Inc. *............................    13,600              506
 Musicland Stores Corp. *....................    19,900              177
 Shopko Stores, Inc. ........................    15,800              573
 United Auto Group, Inc. *...................     6,000               61
 Zale Corp. *................................    14,400              576
                                                                 -------
                                                                   2,770
Retail - Food - 2.6%
 Brinker International, Inc. *...............     5,800              158
 CEC Entertainment, Inc. *...................     9,000              380
 Foodmaker, Inc. *...........................    15,800              448
 Ruby Tuesday, Inc. .........................    17,600              335
 Sonic Corp. *...............................     7,600              248
 The Cheesecake Factory, Inc. *..............     8,700              265
                                                                 -------
                                                                   1,834
Shoe and Apparel Manufacturing - 1.3%
 Burlington Industries, Inc. *...............    26,800              243
 K-Swiss, Inc. - Cl. A.......................     8,200              381
 Kellwood Co. ...............................    10,900              296
                                                                 -------
                                                                     920
Steel - 1.9%
 AK Steel Holding Corp. .....................     8,800              198
 Oregon Steel Mills, Inc. ...................    18,800              250
 Reliance Steel & Aluminum Co. ..............    10,500              410
 Texas Industries, Inc. .....................    12,100              469
                                                                 -------
                                                                   1,327
Telecommunication Equipment - 1.9%
 PairGain Technologies, Inc. *...............    14,100              162
 Polycom, Inc. *.............................     6,500              254
 Powertel, Inc. .............................     8,500              254

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO
                                                                  Market
                Name of Issuer                    Shares          Value
                                                                 (000's)
COMMON STOCK - CONTINUED
Telecommunication Equipment - Continued
 Superior Telecom, Inc. .....................     9,625          $   241
 TriQuint Semiconductor, Inc. *..............     7,700              437
                                                                 -------
                                                                   1,348
Telecommunication Services - 1.2%
 Pacific Gateway Exchange, Inc. .............     4,200              122
 Western Wireless Corp. - Cl. A *............    26,400              713
                                                                 -------
                                                                     835
Telephone - 0.4%
 ITC DeltaCom, Inc. *........................     9,100              255

Transportation Services - 1.6%
 America West Holdings Corp. - Cl. B *.......     7,900              149
 Amtran, Inc. *..............................    10,400              256
 Expeditors International of
   Washington, Inc. .........................     3,300               90
 Frontier Airlines, Inc. *...................    13,400              216
 SkyWest, Inc. ..............................     6,500              162
 Werner Enterprises, Inc. ...................    11,100              230
                                                                 -------
                                                                   1,103
                                                                 -------
                           TOTAL COMMON STOCK-     99.8%          70,196
                                                   Par
                                                  Value
                                                 (000's)
SHORT-TERM INVESTMENTS - 5.8%
 Investment in joint trading account (Note B)
  5.291% due 07/01/99........................   $ 4,056            4,057
                                                --------         -------
                            TOTAL INVESTMENTS-    105.6%          74,253
          Payables, less cash and receivables-     (5.6)%         (3,937)
                                                --------         -------
                                   NET ASSETS-    100.0%         $70,316
                                                --------         -------


* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO


                                                                  Market
                Name of Issuer                    Shares           Value
                                                                  (000's)
COMMON STOCK
Australia - 2.5%
 Australian Gas & Light Co., Ltd. (UTIG)  ...       11,386        $    69
 Brambles Industries, Ltd. (DIOP) ...........        4,000            105
 Broken Hill Proprietary Co., Ltd. (DIOP) ...       12,188            141
 Colonial, Ltd. (FINL)  .....................       44,278            157
 Commonwealth Bank (BANK) ...................       12,248            195
 Lend Lease Corp. (FINL)  ...................        7,122             98
 News Corp., Ltd. (MEDI)  ...................       17,042            145
 Publishing & Broadcasting, Ltd. (MEDP) .....       28,000            184
 TABCORP Holdings, Ltd. (LEIS)  .............       16,000            108
 Telstra Corp., Ltd. (TELS) .................       44,000            252
 Westpac Banking Corp., Ltd. (BANK) .........       33,694            218
                                                                  -------
                                                                    1,672
Belgium - 1.4%
 Credit Communal Holding/Dexia (BANK) .......          559             83
 Fortis (B) (INSU)  .........................        9,270            291
 KBC Bancassurance Holding NV (BANK)  .......        8,810            522
 UCB SA (HEAL)  .............................        1,900             82
                                                                  -------
                                                                      978
Canada - 0.2%
 Alcan Aluminum, Ltd. (META)  ...............        3,240            103
 Royal Bank of Canada (BANK)  ...............        1,090             48
                                                                  -------
                                                                      151
Denmark - 0.3%
 Den Danske Bank (BANK) .....................          780             84
 Tele Danmark A/S (TELS)  ...................        1,760             86
 Unidanmark A/S - Cl. A (BANK)  .............          790             53
                                                                  -------
                                                                      223
Finland - 1.0%
 Nokia Oyj (TELE) ...........................        7,500            657
France - 10.8%
 Alcatel Alsthom (TELE) .....................        2,214            312
 AXA SA (INSU)  .............................        3,834            468
 Banque Nationale de Paris (BANK) ...........        1,950            162
 Carrefour SA (RETF)  .......................        3,326            489
 Compagnie de St. Gobain (CONS) .............        1,610            256
 Credit Commercial de France (BANK) .........        1,863            201
 Dexia France (BANK)  .......................          416            100
 Elf Aquitaine (OILX) .......................        1,900            279
 Equant (COMP)  .............................        1,250            115
 Group Danone * (FOOD)  .....................          910            235
 L'Oreal (HNBA) .............................          225            152
 Lafarge SA (CONS)  .........................          929             88
 Legrand SA (ELEQ)  .........................          774            158
 Pinault-Printemps-Redoute SA (RETS)  .......        3,460            593
 Sanofi-Synthelabo SA * (HEAL)  .............       12,208            518
 Schneider SA (MACH)  .......................        6,101            342
 Societe Generale de Paris (BANK) ...........        1,328            234
 Societe Television Francaise 1 (MEDI)  .....        1,380            321
 Sodexho SA (LEIS)  .........................        2,700            465
 STMicroelectronics * (ETRN)  ...............        3,860            257
 Total SA - Cl. B (OILX)  ...................        4,971            641
 Vivendi (DIOP) .............................       12,335            999
                                                                  -------
                                                                    7,385
Germany - 5.9%
 Allianz AG - Reg. (INSU) ...................        1,050            291
 Bayer AG (CHEM)  ...........................        5,419            226
 Bayerische Vereinsbank AG (BANK) ...........        7,987            519
 Deutsche Bank AG (BANK)  ...................        5,454            333
 Deutsche Telekom AG * (TELS) ...............        7,324            307
 Dresdner Bank AG (BANK)  ...................        7,271            284
 Gehe AG (HEAL) .............................        9,018            415
 Hoechst AG (INSU)  .........................        1,670             76
 Mannesmann AG (MACH) .......................        4,570            682
 Rhoen-Klinikum AG (HEAL) ...................          990             98
 SAP AG (SOFT)  .............................          860            291
 Siemens AG (DIOP)  .........................        2,197            169
 VEBA AG (DIOP) .............................        4,815            283
 Volkswagen AG (AUTO) .......................        1,160             74
                                                                  -------
                                                                    4,048
Hong Kong - 2.7%
 Cheung Kong (Holdings), Ltd. (READ)  .......       19,000            169
 China Telecom (Hong Kong), Ltd. (TELS) .....       74,000            206
 CLP Holdings, Ltd. (UTIE)  .................       34,000            165
 Dao Heng Bank Group, Ltd. (BANK) ...........        8,000             36
 Henderson Land Development Co., Ltd.
   (READ) ...................................       31,000            178
 Hong Kong Telecommunications, Ltd.
   (TELS) ...................................       46,000            119
 HSBC Holdings plc (BANK) ...................        6,800            248
 Hutchison Whampoa, Ltd. (COMM) .............       50,000            453
 New World Development Co., Ltd. (READ) .....       36,000            108
 Sun Hung Kai Properties, Ltd. (REIT) .......       16,000            146
                                                                  -------
                                                                    1,828
Italy - 4.7%
 Assicurazioni Generali (INSU)  .............        7,640            265
 Banca Di Roma (BANK) .......................       41,000             59
 Banca Popolare di Brescia (BANK) ...........        8,000            343
 Credito Italiano SpA (BANK)  ...............       71,393            313
 ENI SpA (OILS) .............................       65,784            393
 Istituto Bancario San Paolo di Torino
   (BANK) ...................................       18,858            257
 Istituto Nazionale delle Assicurazioni
   (INSU) ...................................      113,000            262
 Italgas SpA (UTIG) .........................       15,000             63
 Mediolanum SpA (INSU)  .....................       20,655            159
 Tecnost SpA (COMP) .........................       40,800            100
 Telecom Italia Mobile SpA (TELS) ...........       90,000            537
 Telecom Italia SpA * (TELS)  ...............       43,444            451
                                                                  -------
                                                                    3,202

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                                  Market
                Name of Issuer                    Shares           Value
                                                                  (000's)
COMMON STOCK - CONTINUED
Japan - 17.9%
 Canon, Inc. (COMM) .........................       23,000        $   662
 Citizen Watch Co., Ltd. (RETS) .............        7,000             61
 Daiichi Pharmaceutical Co., Ltd. (HEAL)  ...       12,000            186
 Daiwa House Industry Co., Ltd. (HOUS)  .....       15,000            158
 DDI Corp. (UTIT) ...........................           29            181
 Denso Corp. (ETRN) .........................       23,000            468
 East Japan Railway Co. (TRAN)  .............           32            172
 Fanuc, Ltd. (ELEQ) .........................        3,400            183
 Fujitsu, Ltd. (ELEQ) .......................       12,000            242
 Hitachi, Ltd. (ETRN) .......................       30,000            281
 Honda Motor Co. (AUTO) .....................        1,000             42
 Ito-Yokado Co., Ltd. (RETS)  ...............        4,000            268
 KAO Corp. (HNBA) ...........................       13,000            365
 Kokuyo Co. (COMM)  .........................        8,000            129
 Komori Corp. (MACH)  .......................        7,000            126
 Kuraray Co., Ltd. (APPA) ...................       18,000            217
 Kyocera Corp. (ETRN) .......................        6,000            352
 Makita Corp. (CNSU)  .......................       11,000            125
 Marui Co., Ltd. (RETS) .....................       19,000            314
 Matsushita Electric Industrial Co. (ETRN) ..       29,000            563
 Mitsubishi Corp. (DIOP)  ...................       19,000            129
 Mitsubishi Heavy Industries, Ltd. (MACH) ...       78,000            317
 Mitsui Fudosan (REAL)  .....................       37,000            300
 Murata Manufacturing Co., Ltd. (ETRN)  .....        9,000            592
 NEC Corp. (COMP) ...........................       43,000            535
 Nippon Telegraph & Telephone Corp. (UTIT) ..           54            629
 Nomura Securities Co., Ltd. (FUND) .........       28,000            328
 NTT Mobile Communications Network, Inc.
   - New * (TELS) ...........................           30            402
 Sankyo Co., Ltd. (HEAL)  ...................       20,000            504
 Sekisui Chemical Co. (CHEM)  ...............       26,000            151
 Sekisui House, Ltd. (CONS) .................       15,000            162
 Seven-Eleven Japan (RETF)  .................        2,000            196
 Shin-Etsu Chemical Co. (CHEM)  .............        9,000            301
 Shiseido Co., Ltd. (CHEM)  .................        9,000            135
 Sony Corp. (ETRN)  .........................        6,400            690
 Sumitomo Corp. (DIOP)  .....................       27,000            198
 Sumitomo Electric Industries (TELE)  .......       36,000            410
 TDK Corp. (COMP) ...........................        6,000            549
 Tokio Marine & Fire Insurance Co. (INSU) ...        7,000             76
 Tokyo Electron, Ltd. (ETRN)  ...............        2,100            143
 Toppan Printing Co. (CNSU) .................       13,000            145
 Toshiba Corp. (ETRN) .......................       10,000             71
 UNY Co., Ltd. (RETS) .......................        8,000            120
                                                                  -------
                                                                   12,178
Luxembourg - 0.1%
 Society Europeenne des Satellites (MEDI) ...          336             49

Mexico - 0.6%
 Cemex SA de CV - B Shares (CONS) ...........        8,000             40
 Fomento Economico Mexicano SA de CV
   (FOOD) ...................................       28,000            112
 Gruma SA * (FOOD)  .........................        9,266             15
 Grupo Industrial Maseca SA de CV - B Shares
   (FOOD) ...................................       41,630             25
 Grupo Modelo SA de CV - C Shares (FOOD)  ...       32,000             91
 Kimberly-Clark de Mexico SA de CV (PAPR) ...       23,170             95
                                                                  -------
                                                                      378
Netherlands - 8.8%
 ABN Amro Holding NV (BANK) .................       13,956            302
 Akzo Nobel NV (CHEM) .......................        1,610             68
 ASM Lithography Holding NV (ETRN)  .........        7,380            427
 CSM NV (FOOD)  .............................        5,078            254
 Elsevier NV (MEDP) .........................       25,660            297
 Fortis (NL) NV (INSU)  .....................       12,840            396
 ING Groep NV (BANK)  .......................       17,030            922
 Koninklijke (Royal) Philips Electronics NV
  (ETRN) ....................................        5,216            514
 Koninklijke Ahold NV (RETF)  ...............       11,173            385
 Koninklijke Numica NV (ETRN) ...............        3,945            140
 KPN NV (UTIT)  .............................        1,730             81
 Royal Dutch Petroleum Co. (OILS) ...........        8,550            501
 TNT Post Group NV (TRAN) ...................        1,990             47
 Unilever NV - CVA (CNSU) ...................        4,313            290
 VNU NV (MEDP)  .............................        5,250            210
 Wolters Kluwer NV - CVA (MEDP) .............       29,572          1,177
                                                                  -------
                                                                    6,011
New Zealand - 0.2%
 Telecom Corp. of New Zealand (TELS)  .......       35,000            150

Norway - 0.8%
 Bergesen d.y. ASA - CL. A (TRAN) ...........          250              3
 Norsk Hydro ASA (DIOP) .....................        5,910            223
 Orkla ASA (DIOP) ...........................       20,630            321
                                                                  -------
                                                                      547
Portugal - 0.5%
 Estabelecimentos Jeronimo Martins & Filho,
  Sociedade Gestora de Participacoes Sociais,
  SA (RETF) .................................       11,123            367

Singapore - 0.5%
 Singapore Press Holdings, Ltd. (MEDP)  .....        7,138            121
 United Overseas Bank, Ltd. (BANK)  .........       30,000            210
                                                                  -------
                                                                      331
South Korea - 0.3%
 Samsung Electronics (ETRN) .................        1,500            164
 SK Telecom Co., Ltd. (TELS)  ...............           52             70
                                                                  -------
                                                                      234
Spain - 3.1%
 Banco Bilbao Vizcaya SA (BANK) .............        6,820             99
 Banco Popular Espanol SA (BANK)  ...........        1,200             86

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                                  Market
                Name of Issuer                    Shares           Value
                                                                  (000's)
COMMON STOCK - Continued
Spain - Continued
 Banco Santander Central Hispano SA
   (BANK) ...................................       29,900        $   311
 Corporacion Bancaria de Espana SA (BANK) ...        6,970            158
 Endesa SA (UTIE) ...........................       11,288            241
 Gas Natural SDG SA (UTIG) ..................        1,960            142
 Iberdrola SA (UTIE) ........................       16,400            250
 Repsol SA (OILX) ...........................        8,061            166
 Telefonica SA (UTIT) .......................       14,178            684
                                                                  -------
                                                                    2,137
Sweden - 3.7%
 ABB, Ltd. * (ENGI) .........................        1,956            183
 AstraZeneca Group plc (HEAL) ...............       15,071            588
 Atlas Copco AB (MACH) ......................        6,950            187
 Electrolux AB - Ser. B (APPL) ..............       19,570            410
 Esselte AB - Cl. B (COMM) ..................          910              9
 Granges AB (UTIT) ..........................          495              8
 Hennes & Mauritz AB - B Shares (RETS) ......       25,460            630
 Meto AG * (CNSU) ...........................          910              4
 Nordbanken Holding (BANK) ..................       53,894            316
 Sandvik AB (MACH) ..........................        5,320            118
 Securitas AB - B Shares (COMM) .............        5,006             75
                                                                  -------
                                                                    2,528
Switzerland - 6.3%
 ABB, Ltd. * (ENGI) .........................        3,242            305
 Adecco SA - Reg. (COMM) ....................          855            458
 Credit Suisse Group - Reg. (BANK) ..........        1,610            279
 Nestle SA (FOOD) ...........................          570          1,027
 Novartis AG * (HEAL) .......................          566            826
 Roche Holding AG (HEAL) ....................           61            627
 Swisscom AG - Reg. * (UTIT) ................          261             98
 UBS AG - Reg. (BANK) .......................        2,346            700
                                                                  -------
                                                                    4,320
United Kingdom - 18.3%
 Abbey National First Capital BV (BANK) .....       20,000            376
 Asda Group plc (RETF) ......................       65,000            223
 BG plc (OILE) ..............................       22,588            138
 British Petroleum Co. plc (OILX) ...........       18,000            322
 Cable & Wireless plc (TELS) ................       44,000            561
 Cadbury Schweppes plc (FOOD) ...............       75,000            479
 Caradon plc (CONS) .........................       47,500            112
 Centrica plc * (UTIG) ......................       18,900             44
 Compass Group plc (FOOD) ...................       51,000            506
 David S. Smith Holdings plc (PAPR) .........       24,000             56
 Diageo plc (FOOD) ..........................       84,112            884
 Electrocomponents plc (ETRN) ...............       15,000            110
 GKN plc (PART) .............................        6,000            102
 Glaxo Wellcome plc (HEAL) ..................       33,000            917
 Hays plc (DIOP) ............................        6,000             63
 John Laing plc (HOUS) ......................        3,000             15
 Kingfisher plc (RETS) ......................       81,000            945
 Ladbroke Group plc (LEIS) ..................       28,000            112
 National Westminster Bank plc (BANK) .......       74,000          1,569
 Rank Group plc (DIOP) ......................       15,000             60
 Reed International plc (MEDP) ..............       86,000            572
 Rio Tinto plc - Reg. (DIOP) ................       23,000            385
 Rolls-Royce plc (AERO) .....................       17,000             72
 Safeway plc (RETF) .........................       41,000            164
 Shell Transport & Trading Co. plc (OILX) ...      150,000          1,125
 SmithKline Beecham plc (HEAL) ..............       95,800          1,246
 Tesco plc (RETF) ...........................      123,000            319
 Tomkins plc (DIOP) .........................       86,496            375
 Unilever plc (CNSU) ........................       33,928            301
 United News & Media plc (MEDP) .............       32,000            308
                                                                  -------
                                                                   12,461
United States - 3.9%
 Banco de Galicia y Buenos Aires SA de CV
   (BANK) ...................................        1,473             30
 Banco Frances del Rio de la Plata SA
   (BANK) ...................................        2,277             43
 CBT Group Public, Ltd. - ADR * (SOFT) ......        4,946             82
 Cemex SA de CV - ADR * (CONS) ..............       14,030            138
 Chilectra SA - ADR (UTIE) ..................        1,724             37
 Companhia Energetica de Minas Gerias - ADR
   (UTIE) ...................................        3,121             65
 Compania Brasileira de Distribuicao Grupo
   Pao de Acucar (RETF) .....................        4,139             77
 Gazprom - ADR (OILX) .......................        1,380             16
 Gruma SA - ADR * (FOOD) ....................        3,613             24
 Grupo Televisa SA * (MEDI) .................        2,907            130
 Gucci Group NV (APPA) ......................        2,971            208
 Huaneng Power International, Inc. - ADR *
   (UTIE) ...................................        8,000            137
 Korea Telecom Corp. - ADR * (TELS) .........        4,000            160
 Mahanagar Telephone Nigam Ltd. (TELS) ......        3,000             26
 Telecomunicacoes Brasileiras SA (UTIT) .....        8,358            754
 Telecomunicacoes Brasileiras SA - ADR
   (UTIT) ...................................        8,660              1
 Telefonica de Argentina SA - ADR (UTIT) ....        3,520            110
 Telefonos de Mexico SA - ADR (UTIT) ........        6,560            530
 TV Azteca SA de CV * (MEDI) ................        2,700             14
 Unibanco Uniao De Bancos Brasileiros SA -
   GDR (BANK) ...............................        2,000             48
                                                                  -------
                                                                    2,630
                                                                  -------
                           TOTAL COMMON STOCK-        94.5%        64,465

PREFERRED STOCK
Australia - 0.2%
 News Corp., Ltd. (MEDI) ....................       15,247            116
 Sydney Harbour Casino Holdings, Ltd. *
 (LEIS) .....................................       54,000             52
                                                                  -------
                                                                      168

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                                  Market
                Name of Issuer                    Shares           Value
                                                                  (000's)
PREFERRED STOCK - CONTINUED
Brazil - 0.6%
 Banco Bradesco S.A. (BANK) .................    6,826,000        $    35
 Banco Itau S.A. (BANK) .....................       97,000             50
 Companhia Energetica de Minas Gerais - CEMIG
   (UTIE) ...................................    1,701,000             35
 Petroleo Brasiliero S.A. - Petrobras (OILS)     1,012,000            157
 Telecomunicacoes de Sao Paulo S.A. - Telesp
   (UTIT) ...................................      587,000             70
 Telesp Celular S.A. - Cl. B * (TELS) .......      540,000             27
                                                                  -------
                                                                      374
Germany - 0.4%
 Fielmann AG - Pref. (RETS) .................          670             25
 Fresenius AG (HEAL)  .......................          290             51
 SAP AG - Vorzug (SOFT) .....................          442            177
                                                                  -------
                                                                      253
                                                                  -------
                        TOTAL PREFERRED STOCK-         1.2%           795

RIGHTS - 0.0%

South Korea - 0.0%
 SK Telecom Co., Ltd. (TELS)
  Expires 01/01/80  (Cost $0) ...............           11              6

                                                    Par
                                                   Value
                                                  (000's)
SHORT-TERM INVESTMENTS - 2.4%
 Investment in joint trading account (Note B)
  5.291% due 07/01/99 .......................   $    1,607          1,607
                            TOTAL INVESTMENTS-        98.1%        66,873
          Cash and Receivables, less payables-         1.9%         1,303
                                                -----------       -------
                                   NET ASSETS-       100.0%       $68,176
                                                ===========       =======

* Non-income producing security.
ADR-American Depository Receipt
GDR-Global Depository Receipt
See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                     Market      % of
                                       Industry       Value    Long-Term
                                     Abbreviation    (000's)  Investments

Banks  .............................     BANK         9,824      15.0%
Health Care Products ...............     HEAL         6,057       9.3%
Electronic Products and Services ...     ETRN         4,774       7.3%
Food, Beverage and Tobacco .........     FOOD         3,651       5.6%
Diversified Operations .............     DIOP         3,450       5.3%
Telecommunication Services .........     TELS         3,361       5.1%
Telephone  .........................     UTIT         3,147       4.8%
Retail - Department Stores .........     RETS         2,957       4.5%
Media - Publishing .................     MEDP         2,870       4.4%
Oil and Natural Gas Exploration
 and Production  ...................     OILX         2,549       3.9%
Insurance  .........................     INSU         2,283       3.5%
Retail - Food  .....................     RETF         2,219       3.4%
Commercial Services  ...............     COMM         1,786       2.7%
Machinery  .........................     MACH         1,772       2.7%
Telecommunication Equipment  .......     TELE         1,378       2.1%
Computer Equipment .................     COMP         1,300       2.0%
Oil  ...............................     OILS         1,050       1.6%
Electric Power .....................     UTIE           931       1.5%
Chemicals  .........................     CHEM           880       1.3%
Consumer - Miscellaneous ...........     CNSU           866       1.3%
Construction .......................     CONS           796       1.2%
Media - TV / Radio .................     MEDI           776       1.2%
Leisure and Recreation .............     LEIS           736       1.1%
Electrical Equipment ...............     ELEQ           582       0.9%
Computer Software and Services .....     SOFT           549       0.9%
Cosmetics and Personal Care
 Products. .........................     HNBA           517       0.8%
Engineering and Construction .......     ENGI           489       0.8%
Real Estate Development  ...........     READ           455       0.7%
Shoe and Apparel Manufacturing .....     APPA           425       0.7%
Household Appliances /
 Furnishings .......................     APPL           410       0.6%
Brokerage and Investment
 Management. .......................     FUND           328       0.5%
Natural Gas Distribution ...........     UTIG           319       0.5%
Real Estate Operations .............     REAL           300       0.5%
Financial Services .................     FINL           254       0.4%
Transportation Services  ...........     TRAN           223       0.3%
Housing  ...........................     HOUS           173       0.3%
Paper and Forest Products  .........     PAPR           151       0.2%
Real Estate Investment Trust .......     REIT           146       0.2%
Oil - Equipment and Services .......     OILE           138       0.2%
Automobile .........................     AUTO           117       0.2%
Metals and Mining  .................     META           103       0.2%
Auto and Truck Parts ...............     PART           102       0.2%
Aerospace and Defense  .............     AERO            72       0.1%
                                                    -------     -----
                                                    $65,266     100.0%
                                                    =======     =====

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                 Market
               Name of Issuer                    Shares           Value
                                                                 (000's)
COMMON STOCK

Aerospace and Defense - 1.4%
 Allied Signal, Inc. ......................       16,000        $  1,008
 B.F. Goodrich Co. ........................        2,300              98
 Boeing Co. ...............................       28,168           1,245
 General Dynamics Corp. ...................        3,600             246
 Lockheed Martin Corp. ....................       11,300             421
 Northrop Grumman Corp. ...................        2,000             132
 Raytheon Co. - Cl. B .....................       10,000             704
 United Technologies Corp. ................       14,100           1,011
                                                              ----------
                                                                   4,865

Agricultural Operations - 0.3%
 Monsanto Co. .............................       18,700             737
 Pioneer Hi-Bred International, Inc. ......        6,900             269
                                                              ----------
                                                                   1,006

Auto and Truck Parts - 0.8%
 AutoZone, Inc. * .........................        4,500             135
 Cooper Tire & Rubber Co. .................        2,100              50
 Cummins Engine Company, Inc. .............        1,200              68
 Dana Corp. ...............................        4,815             222
 General Motors Corp. .....................       19,100           1,261
 Genuine Parts Co. ........................        4,950             173
 Goodyear Tire & Rubber Co. ...............        4,500             265
 ITT Industries, Inc. .....................        2,900             110
 Johnson Controls, Inc. ...................        2,600             180
 PACCAR, Inc. .............................        2,300             123
 Pep Boys - Manny, Moe & Jack .............        1,648              36
 TRW, Inc. ................................        3,500             192
                                                              ----------
                                                                   2,815

Automobile - 0.7%
 Delphi Automotive Systems Corp. * ........       15,970             296
 Ford Motor Co. ...........................       35,400           1,998
 Navistar International Corp., Inc. .......        1,800              90
                                                              ----------
                                                                   2,384

Banks - 6.7%
 AmSouth Bancorporation ...................        5,100             118
 Bank of Amreica Corp.  ...................       50,968           3,737
 Bank of New York Co., Inc. ...............       21,800             800
 Bank One Corp. ...........................       34,250           2,040
 BankBoston Corp. .........................        8,600             440
 BB&T Corporation .........................        9,300             341
 Chase Manhattan Corp. ....................       24,700           2,140
 Comerica, Inc. ...........................        4,400             262
 Fifth Third Bancorp ......................        7,850             522
 First Union Corp. ........................       28,946           1,360
 Firstar Corp. ............................       19,700             552
 Fleet Financial Group, Inc. ..............       16,500             732
 Golden West Financial Corp. ..............        1,700             167
 Huntington Bancshares, Inc. ..............        6,150             215
 J.P. Morgan & Co., Inc. ..................        5,100             717
 KeyCorp ..................................       13,100             421
 Mellon Bank Corp. ........................       15,300             557
 Mercantile Bancorporation  ...............        4,400             251
 National City Corp. ......................        9,500             622
 Northern Trust Corp. .....................        3,200             310
 PNC Bank Corp. ...........................        8,800             507
 Regions Financial Corp. ..................        6,300             242
 Republic New York Corp. ..................        3,100             211
 SouthTrust Corp. .........................        4,900             188
 State Street Corp. .......................        4,700             401
 Summit Bancorp ...........................        5,100             213
 Suntrust Banks, Inc. .....................        9,300             646
 Synovus Financial Corp. ..................        7,350             146
 U.S. Bancorp .............................       21,018             715
 Union Planters Corp. .....................        4,100             183
 Wachovia Corp. ...........................        5,800             496
 Washington Mutual, Inc. ..................       17,418             616
 Wells Fargo & Co. ........................       47,900           2,048
                                                              ----------
                                                                  22,916

Brokerage and Investment Management - 4.7%
 Aim Stic Prime Fund ......................    8,493,871           8,494
 Bear Stearns Cos., Inc. ..................        3,340             156
 Charles Schwab Corp. .....................       11,825           1,299
 Franklin Resources, Inc. .................        7,100             289
 Lehman Brothers Holdings, Inc. ...........        3,300             205
 Merrill Lynch & Co., Inc. ................       10,900             871
 Morgan Stanley, Dean Witter, Discover & Co.      16,750           1,717
 Paine Webber Group, Inc. .................        4,200             196
 Prime Obligation Fund ....................    2,642,699           2,643
                                                              ----------
                                                                  15,870

Business Services - 0.4%
 Automatic Data Processing, Inc. ..........       17,800             783
 Dun & Bradstreet Corp. ...................        5,100             181
 H & R Block, Inc. ........................        2,900             145
 Harris Corp. .............................        2,100              82
 IKON Office Solutions, Inc. ..............        4,900              74
                                                              ----------
                                                                   1,265

Chemicals - 1.4%
 Air Products & Chemicals, Inc. ...........        6,900             278
 Dow Chemical Co. .........................        6,500             825
 E.I. du Pont de Nemours & Co. ............       32,800           2,241
 Eastman Chemical Co. .....................        2,400             124
 Engelhard Corp. ..........................        3,800              86
 Great Lakes Chemical Corp. ...............        1,900              87
 Hercules, Inc. ...........................        2,800             110
 Nalco Chemical Co. .......................        2,000             104
 Praxair, Inc. ............................        4,600             225
 Rohm & Haas Co. ..........................        6,228             267
 Sigma-Aldrich Corp. ......................        3,300             114
 Union Carbide Corp. ......................        3,900             190
 W.R. Grace & Co. .........................        1,700              31
                                                              ----------
                                                                   4,682

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                 Market
               Name of Issuer                   Shares            Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Commercial Services - 0.5%
 Cendant Corp. * ..........................       23,406        $    480
 Deluxe Corp. .............................        2,100              82
 Ecolab, Inc. .............................        3,600             157
 Equifax, Inc. ............................        4,300             153
 Interpublic Group Cos., Inc. .............        3,950             342
 Omnicom Group, Inc. ......................        5,200             416
 R.R. Donnelley & Sons Co. ................        4,100             152
                                                                --------
                                                                   1,782

Computer Equipment - 6.3%
 3Com Corp. * .............................       10,300             275
 Apple Computer, Inc. * ...................        4,900             227
 Compaq Computer Corp. ....................       49,111           1,163
 Data General Corp. * .....................        1,300              19
 Dell Computer Corp. * ....................       73,700           2,727
 Gateway, Inc. * ..........................        4,400             260
 Hewlett-Packard Co. ......................       29,700           2,985
 Intel Corp. ..............................       96,800           5,760
 International Business Machines Corp. ....       52,900           6,837
 Network Appliance, Inc. * ................        2,100             117
 Xerox Corp. ..............................       19,100           1,128
                                                                --------
                                                                  21,498

Computer Software and Services - 7.9%
 Adobe Systems, Inc. ......................        1,800             148
 America Online, Inc. * ...................       31,500           3,481
 Autodesk, Inc. ...........................        1,500              44
 BMC Software, Inc. * .....................        6,800             367
 Cabletron Systems, Inc. * ................        5,600              73
 Ceridian Corp. * .........................        4,100             134
 Computer Associates International, Inc. ..       15,425             848
 Computer Sciences Corp. * ................        4,500             311
 Compuware Corp. * ........................       10,500             334
 Electronic Data Systems Corp. ............       14,400             815
 EMC Corp. * ..............................       29,300           1,612
 First Data Corp. .........................       13,000             636
 IMS Health, Inc. .........................        9,100             284
 Microsoft Corp. ..........................      148,700          13,411
 Novell, Inc. * ...........................        9,700             257
 Oracle Corp. * ...........................       41,825           1,553
 Parametric Technology Co. * ..............        8,200             114
 Peoplesoft, Inc. .........................        7,200             124
 Seagate Technology, Inc. * ...............        6,900             177
 Shared Medical Systems Corp. .............          800              52
 Silicon Graphics, Inc. * .................        5,000              82
 Sun Microsystems, Inc. * .................       22,400           1,543
 Unisys Corp. * ...........................        8,100             315
                                                                --------
                                                                  26,715

Construction - 0.0%
 Armstrong World Industries, Inc. .........        1,300              75
 Foster Wheeler Corp. .....................          600               9
                                                                --------
                                                                      84

Consumer - Miscellaneous - 1.1%
 American Greetings Corp. - Cl. A .........        1,900        $     57
 Avery Dennison Corp. .....................        3,300             199
 Black & Decker Corp. .....................        2,500             158
 Briggs & Stratton Corp. ..................          800              46
 Clorox Co. ...............................        3,500             374
 Fortune Brands, Inc. .....................        5,100             211
 Honeywell, Inc. ..........................        3,700             429
 Jostens, Inc. ............................        1,200              25
 Newell Rubbermaid, Inc. ..................        8,216             382
 Parker-Hannifin Corp. ....................        3,150             144
 Service Corp. International ..............        7,500             145
 Sherwin-Williams Co. .....................        5,000             139
 Snap-On, Inc. ............................        2,000              72
 Stanley Works ............................        2,300              74
 Tupperware Corp. .........................        1,800              46
 Unilever NV - NY Shares  .................       16,682           1,164
                                                                --------
                                                                   3,665

Containers - 0.1%
 Bemis Company, Inc.  .....................        1,700              67
 Crown Cork & Seal Co., Inc. ..............        3,300              94
 Owens-Illinois, Inc. * ...................        4,700             154
 Sealed Air Corp. * .......................        2,389             155
                                                                --------
                                                                     470

Cosmetics and Personal Care Products - 1.8%
 Alberto-Culver Co. .......................        1,300              35
 Avon Products, Inc. ......................        7,600             422
 Colgate-Palmolive Co. ....................        8,400             829
 Gillette Co. .............................       32,200           1,320
 International Flavors & Fragrances, Inc...        3,100             138
 Procter & Gamble Co. .....................       38,600           3,445
                                                                --------
                                                                   6,189

Diversified Operations - 5.1%
 Cooper Industries, Inc. ..................        2,800             145
 Corning, Inc. ............................        7,100             498
 Crane Co. ................................        1,750              55
 Danaher Corp. ............................        3,900             227
 Eastern Enterprises  .....................          500              20
 Eaton Corp.  .............................        2,000             184
 General Electric Co. .....................       95,300          10,769
 Illinois Tool Works, Inc.  ...............        7,200             590
 Minnesota Mining & Manufacturing Co. .....       11,700           1,017
 National Service Industries, Inc. ........        1,300              47
 Pall Corp. ...............................        3,700              82
 PPG Industries, Inc. .....................        5,300             313
 Raychem Corp. ............................        2,500              92
 Seagram Co., Ltd. ........................       12,700             640
 Tenneco, Inc. ............................        5,100             122
 Textron, Inc. ............................        4,600             379
 Tyco International, Ltd. .................       23,798           2,255
                                                                --------
                                                                  17,435

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                 Market
               Name of Issuer                   Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED

Electric Power - 1.9%
 AES Corp. * ..............................        5,500        $    320
 Ameren Corp. .............................        4,000             153
 American Electric Power Co. ..............        5,500             207
 Carolina Power & Light Co. ...............        4,400             188
 Central & South West Corp. ...............        5,800             135
 Cinergy Corp. ............................        4,400             141
 CMS Energy Corp. .........................        3,500             146
 Consolidated Edison, Inc. ................        6,800             308
 Constellation Energy Group................        4,400             130
 Dominion Resources, Inc. .................        5,700             247
 DTE Energy Co. ...........................        4,300             172
 Duke Energy Co. ..........................       10,444             568
 Edison International......................       10,100             270
 Entergy Corp. ............................        7,000             219
 Firstenergy Corp. ........................        6,800             211
 Florida Progress Corp. ...................        2,800             116
 FPL Group, Inc. ..........................        5,200             284
 GPU, Inc. ................................        3,700             156
 New Century Energies, Inc. ...............        3,500             136
 Niagara Mohawk Holdings, Inc. ............        4,900              79
 Northern States Power Co. ................        4,700             114
 PacifiCorp................................        8,700             160
 Peco Energy Co. ..........................        6,400             268
 PG & E Corp. .............................       11,200             364
 PP & L Resources, Inc. ...................        4,500             138
 Public Services Enterprise Group, Inc. ...        6,300             257
 Reliant Energy, Inc. .....................        8,324             230
 Southern Co. .............................       20,500             543
 Texas Utilities Co. ......................        8,312             343
                                                                --------
                                                                   6,603

Electrical Equipment - 0.4%
 Best Buy Co., Inc. .......................        6,100             412
 EG & G, Inc. .............................        1,000              36
 Emerson Electric Co. .....................       12,600             792
 Unicom Corp. .............................        6,300             243
                                                                --------
                                                                   1,483

Electronic Products and Services - 3.8%
 Advanced Micro Devices, Inc. * ...........        4,200              76
 Applied Materials, Inc. * ................       10,800             798
 Ball Corp. ...............................          800              34
 Cisco Systems, Inc. * ....................       93,050           6,002
 KLA-Tencor Corp. *........................        2,600             169
 LSI Logic Corp. * ........................        4,200             194
 Micron Technology, Inc. * ................        7,000             282
 Millipore Corp. ..........................        1,200              49
 Motorola, Inc. ...........................       17,700           1,677
 National Semiconductor Corp. * ...........        5,200             131
 PE Corp-BE Biosystems Group ..............        1,400             161
 Pitney Bowes, Inc. .......................        8,100             520
 Polaroid Corp. ...........................        1,400              39
 Rockwell International Corp. *............        5,500             334
 Solectron Corp. * ........................        7,300             487
 Tektronix, Inc. ..........................        1,500              45
 Texas Instruments, Inc. ..................       11,500           1,667
 Thomas & Betts Corp. .....................        1,500              71
                                                                --------
                                                                  12,736

Engineering and Construction - 0.0%
 Fluor Corp. ..............................        2,400              97

Financial Services - 2.4%
 American Express Co. .....................       13,200           1,718
 Associates First Capital Corp. - Cl. A * .       21,006             931
 Capital One Financial Corp. ..............        5,700             317
 Citigroup, Inc. ..........................       98,328           4,671
 Paychex, Inc. ............................        7,200             229
 Providian Financial Corp. * ..............        4,050             379
                                                                --------
                                                                   8,245

Food, Beverage and Tobacco - 4.7%
 Adolph Coors Co. - Cl. B..................          900              45
 Anheuser-Busch Cos., Inc. ................       13,900             986
 Archer-Daniels-Midland Co. ...............       17,018             263
 Bestfoods.................................        8,200             406
 Brown-Forman Corp. .......................        2,000             130
 Campbell Soup Co. ........................       12,800             594
 Coca-Cola Co. ............................       72,000           4,500
 Coca-Cola Enterprises, Inc. ..............       12,400             369
 ConAgra, Inc. ............................       14,600             389
 General Mills, Inc. ......................        4,500             362
 H.J. Heinz Co. ...........................       10,300             516
 Hershey Foods Corp. ......................        4,100             243
 Kellogg Co. ..............................       11,700             386
 Nabisco Holdings Corp. ...................        9,300             182
 PepsiCo, Inc. ............................       43,300           1,675
 Philip Morris Cos., Inc. .................       70,500           2,833
 Quaker Oats Co. ..........................        3,900             259
 Ralston-Ralston Purina Group..............        9,400             286
 Sara Lee Corp. ...........................       26,100             592
 SUPERVALU, Inc. ..........................        3,100              80
 Sysco Corp. ..............................       10,000             298
 UST, Inc. ................................        5,200             152
 Wm. Wrigley Jr. Co. ......................        3,300             297
                                                                --------
                                                                  15,843

Health Care Products - 10.0%
 Abbott Laboratories ......................       44,200           2,011
 Allergan, Inc. ...........................        2,000             222
 ALZA Corp. * .............................        3,000             153
 American Home Products Corp. * ...........       38,400           2,208
 Amgen, Inc. * ............................       14,800             901
 Bausch & Lomb, Inc. ......................        1,600             122
 Baxter International, Inc. ...............        8,500             515
 Becton, Dickinson & Co. ..................        7,100             213
 Biomet, Inc. .............................        3,300             131
 Boston Scientific Corp. * ................       11,500             505
 Bristol-Myers Squibb Co. .................       57,700           4,064

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                 Market
               Name of Issuer                   Shares           Value
                                                                (000's)
COMMON STOCK - Continued

Health Care Products - Continued
 C.R. Bard, Inc.  . . . . . . . . . . . . .        1,700        $     81
 Cardinal Health, Inc.  . . . . . . . . . .        8,000             513
 Eli Lilly & Co.  . . . . . . . . . . . . .       32,200           2,306
 Guidant Corp. *  . . . . . . . . . . . . .        8,900             458
 Johnson & Johnson  . . . . . . . . . . . .       39,300           3,852
 Mallinckrodt, Inc. . . . . . . . . . . . .        2,100              76
 Medtronic, Inc.  . . . . . . . . . . . . .       16,900           1,316
 Merck & Co., Inc.  . . . . . . . . . . . .       68,900           5,099
 Pfizer, Inc. . . . . . . . . . . . . . . .       37,800           4,149
 Pharmacia & Upjohn, Inc. . . . . . . . . .       14,600             830
 Schering-Plough Corp.  . . . . . . . . . .       42,600           2,258
 St. Jude Medical, Inc. * . . . . . . . . .        2,500              89
 Warner-Lambert Co. . . . . . . . . . . . .       24,600           1,707
 Watson Pharmaceuticals, Inc. * . . . . . .        2,600              91
                                                                --------
                                                                  33,870

Health Care Services - 0.5%
 Columbia/HCA Healthcare Corp.  . . . . . .       16,450             375
 HCR Manor Care, Inc. * . . . . . . . . . .        3,400              82
 HEALTHSOUTH Corp. *  . . . . . . . . . . .       11,700             175
 Humana, Inc. * . . . . . . . . . . . . . .        5,700              74
 LifePoint Hospitals, Inc. *  . . . . . . .            1               -
 McKesson HBOC, Inc.  . . . . . . . . . . .        8,133             261
 Tenet Healthcare Corp. * . . . . . . . . .        9,100             169
 Triad Hospitals, Inc. *  . . . . . . . . .            1               -
 United Healthcare Corp.  . . . . . . . . .        5,300             332
 Wellpoint Health Networks, Inc. *  . . . .        1,900             161
                                                                --------
                                                                   1,629

Household Appliances / Furnishings - 0.1%
 Maytag Corp. . . . . . . . . . . . . . . .        2,500             174
 Springs Industries, Inc. - Cl. A . . . . .          300              13
 Whirlpool Corp.  . . . . . . . . . . . . .        2,100             156
                                                                --------
                                                                     343

Housing - 0.1%
 Centex Corp. . . . . . . . . . . . . . . .        1,700              64
 Fleetwood Enterprises  . . . . . . . . . .          700              19
 Kaufman & Broad Home Corp. . . . . . . . .        1,300              32
 Masco Corp.  . . . . . . . . . . . . . . .        9,800             283
 Owens Corning  . . . . . . . . . . . . . .        1,700              58
 Pulte Corp.  . . . . . . . . . . . . . . .          900              21
                                                                --------
                                                                     477

Insurance - 3.4%
 Aetna, Inc.  . . . . . . . . . . . . . . .        4,100             367
 AFLAC, Inc.  . . . . . . . . . . . . . . .        7,800             373
 Allstate Corp. . . . . . . . . . . . . . .       24,000             861
 American General Corp. . . . . . . . . . .        7,321             552
 American International Group, Inc. . . . .       36,189           4,236
 Aon Corp.  . . . . . . . . . . . . . . . .        7,200             297
 Chubb Corp.  . . . . . . . . . . . . . . .        4,700             327
 Cigna Corp.  . . . . . . . . . . . . . . .        6,000             534
 Cincinnati Financial Corp. . . . . . . . .        4,600             173
 Conseco, Inc.  . . . . . . . . . . . . . .        8,991             274
 Hartford Financial Services Group, Inc.  .        6,800             397
 Jefferson-Pilot Corp.  . . . . . . . . . .        3,150             208
 Lincoln National Corp. . . . . . . . . . .        5,800             303
 Loews Corp.  . . . . . . . . . . . . . . .        3,200             253
 Marsh & McLennan Cos., Inc.  . . . . . . .        7,600             574
 MBIA, Inc. . . . . . . . . . . . . . . . .        2,900             188
 MGIC Investment Corp.  . . . . . . . . . .        3,200             156
 Progressive Corp.  . . . . . . . . . . . .        2,100             304
 Provident Cos., Inc. . . . . . . . . . . .        4,000             160
 Safeco Corp. . . . . . . . . . . . . . . .        3,800             168
 St. Paul Cos., Inc.  . . . . . . . . . . .        6,914             220
 Torchmark, Inc.  . . . . . . . . . . . . .        4,200             143
 Transamerica Corp. . . . . . . . . . . . .        3,500             262
 UNUM Corp. . . . . . . . . . . . . . . . .        4,000             219
                                                                --------
                                                                  11,549

Leisure and Recreation - 0.8%
 Brunswick Corp.  . . . . . . . . . . . . .        2,400              67
 Carnival Corp. . . . . . . . . . . . . . .       17,700             858
 Eastman Kodak Co.  . . . . . . . . . . . .        9,500             644
 Harrah's Entertainment, Inc. * . . . . . .        3,300              73
 Hasbro, Inc. . . . . . . . . . . . . . . .        5,625             157
 Hilton Hotels Corp.  . . . . . . . . . . .        7,900             112
 Marriott International, Inc. - Cl. A . . .        7,200             269
 Mattel, Inc. . . . . . . . . . . . . . . .       12,200             322
 Mirage Resorts, Inc. * . . . . . . . . . .        5,300              89
                                                                --------
                                                                   2,591

Machinery - 0.6%
 Case Corp .  . . . . . . . . . . . . . . .        2,200             106
 Caterpillar, Inc.  . . . . . . . . . . . .       10,300             618
 Deere & Co.  . . . . . . . . . . . . . . .        6,700             265
 Dover Corp.  . . . . . . . . . . . . . . .        6,300             221
 FMC Corp. *  . . . . . . . . . . . . . . .        1,000              68
 Ingersoll-Rand Co. . . . . . . . . . . . .        5,000             323
 McDermott International, Inc.  . . . . . .        1,400              40
 NACCO Industries, Inc. - Cl. A . . . . . .          200              15
 Thermo Electron Corp. *  . . . . . . . . .        4,100              82
 W.W. Grainger, Inc.  . . . . . . . . . . .        2,600             140
                                                                --------
                                                                   1,878

Media - Publishing - 0.5%
 Dow Jones & Co., Inc.  . . . . . . . . . .        2,800             149
 Gannett Co., Inc.  . . . . . . . . . . . .        8,100             578
 Knight-Ridder, Inc.  . . . . . . . . . . .        2,300             126
 Meredith Corp. . . . . . . . . . . . . . .        1,700              59
 New York Times Co. . . . . . . . . . . . .        5,500             202
 Times Mirror Co. - Cl. A . . . . . . . . .        2,000             119
 Tribune Co.  . . . . . . . . . . . . . . .        3,400             296
                                                                --------
                                                                   1,529

Media - TV / Radio - 2.4%
 CBS Corp. *  . . . . . . . . . . . . . . .       20,700             899

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                 Market
               Name of Issuer                   Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED

Media - TV / Radio - Continued
 Clear Channel Communications, Inc. * .....        9,500        $    655
 Comcast Corp. - Cl. A ....................       21,800             838
 King World Productions, Inc. * ...........        2,200              77
 McGraw-Hill Cos., Inc. ...................        5,600             302
 The Walt Disney Co. ......................       59,600           1,836
 Time Warner, Inc. ........................       34,600           2,543
 Viacom, Inc. - Cl. B * ...................       20,000             880
                                                                --------
                                                                   8,030
Metal Product and Fabrication - 0.1%
 Milacron, Inc. ...........................          700              13
 Reynolds Metals Co. ......................        1,900             112
 Timken Co. ...............................        1,600              31
 Worthington Industries, Inc. .............        3,000              50
                                                                --------
                                                                     206

Metals and Mining - 0.3%
 Alcan Aluminium, Ltd. ....................        6,300             201
 Alcoa, Inc. ..............................       10,600             656
 Asarco, Inc. .............................          700              13
 Cyprus Amax Minerals Co. .................        2,200              34
 Inco, Ltd. ...............................        6,200             112
 Phelps Dodge Corp. .......................        1,700             105
                                                                --------
                                                                   1,121

Natural Gas Distribution - 0.6%
 Columbia Energy Group, Inc. ..............        2,500             157
 Consolidated Natural Gas Co. .............        2,800             170
 Enron Corp. ..............................       10,200             834
 NICOR, Inc. ..............................        1,600              61
 Peoples Energy Corp. .....................          800              30
 Sempra Energy.............................        7,055             159
 Williams Cos., Inc. ......................       12,600             526
                                                                --------
                                                                   1,937

Oil - 1.3%
 Atlantic Richfield Co. (ARCO) ............        9,500             794
 Royal Dutch Petroleum Co. - NY Shares.....       62,300           3,753
                                                                --------
                                                                   4,547

Oil - Equipment and Services - 0.6%
 Baker Hughes, Inc. .......................        9,400             315
 Halliburton Co. ..........................       12,900             584
 ONEOK, Inc. ..............................          600              19
 Schlumberger, Ltd. .......................       16,100           1,025
                                                                --------
                                                                   1,943

Oil and Natural Gas Exploration and Production - 3.9%
 Amerada Hess Corp. .......................        2,600             155
 Anadarko Petroleum Corp. .................        3,800             140
 Apache Corp. .............................        3,000             117
 Ashland, Inc. ............................        2,300              92
 Burlington Resources, Inc. ...............        5,210             225
 Chevron Corp. ............................       19,200           1,828
 Coastal Corp. ............................        6,000             240
 Exxon Corp.  .............................       70,600           5,445
 Helmerich & Payne, Inc. ..................        1,200              29
 Kerr-McGee Corp. .........................        2,570             129
 Mobil Corp. ..............................       22,900           2,267
 Occidental Petroleum Corp. ...............       10,300             218
 Phillips Petroleum Co. ...................        7,400             372
 Rowan Cos., Inc. * .......................        2,100              39
 Sonat, Inc. ..............................        3,300             109
 Sunoco, Inc. .............................        2,400              72
 Texaco, Inc. .............................       15,600             975
 Union Pacific Resources Group, Inc. ......        7,508             123
 Unocal Corp. .............................        6,900             273
 USX-Marathon Group........................        8,700             283
                                                                --------
                                                                  13,131

Paper and Forest Products - 0.9%
 Boise Cascade Corp. ......................        1,900              81
 Champion International Corp. .............        2,800             134
 Fort James Corp. .........................        6,400             242
 Georgia-Pacific Corp. ....................        5,200             246
 International Paper Co. ..................       11,721             592
 Kimberly-Clark Corp. .....................       15,900             906
 Louisiana-Pacific Corp. ..................        3,100              74
 Mead Corp. ...............................        2,800             117
 Potlatch Corp. ...........................          900              40
 Temple-Inland, Inc. ......................        1,500             102
 Westvaco Corp. ...........................        3,100              90
 Weyerhaeuser Co. .........................        5,900             406
 Willamette Industries, Inc. ..............        3,100             143
                                                                --------
                                                                   3,173

Personal and Commercial Lending - 0.5%
 Countrywide Credit Industries, Inc. ......        3,100             132
 Household International, Inc. ............       14,166             671
 MBNA Corp. ...............................       22,975             704
 SLM Holding Corp. ........................        4,800             220
                                                                --------
                                                                   1,727

Pollution Control - 0.3%
 Browning-Ferris Industries, Inc. .........        4,700             202
 Waste Management, Inc. ...................       17,557             944
                                                                --------
                                                                   1,146

Precious Metals/Gems/Stones - 0.2%
 Barrick Gold Corp. .......................       11,300             219
 Battle Mountain Gold Co. .................        5,500              13
 Freeport-McMoRan Copper & Gold............        5,100              92
 Homestake Mining Co. .....................        8,000              66
 Newmont Mining Corp. .....................        5,001              99
 Placer Dome, Inc. ........................       10,000             118
                                                                --------
                                                                     607

Retail - Department Stores - 5.0%
 Circuit City Stores, Inc. ................        3,000             279

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                 Market
               Name of Issuer                   Shares           Value
                                                                (000's)
COMMON STOCK - Continued

 Consolidated Stores Corp. * ..............        3,300        $     89
 Costco Cos., Inc. * ......................        6,300             504
 Dayton Hudson Corp. ......................       12,700             825
 Dillard's, Inc. ..........................        2,900             102
 Dollar General Corp. .....................        6,437             187
 Federated Department Stores, Inc. * ......        6,000             318
 Gap, Inc. ................................       24,975           1,258
 Harcourt General, Inc. ...................        2,000             103
 Home Depot, Inc. .........................       43,000           2,771
 J.C. Penney Co., Inc. ....................        7,500             364
 Kmart Corp. * ............................       14,300             235
 Kohl's Corp. .............................        4,700             363
 Limited, Inc. ............................        6,226             282
 Lowe's Cos., Inc. ........................       10,700             606
 May Department Stores Co. ................       10,150             415
 Nordstrom, Inc. ..........................        4,200             141
 Office Depot, Inc. .......................       11,200             247
 Sears, Roebuck & Co. .....................       11,300             504
 Staples, Inc. * ..........................       13,450             416
 Tandy Corp. ..............................        5,600             274
 TJX Cos., Inc. ...........................        9,100             303
 Toys "R" Us, Inc. * ......................        7,200             149
 Wal-Mart Stores, Inc. ....................      129,800           6,263
                                                                --------
                                                                  16,998

Retail - Drug Stores - 0.5%
 CVS Corp. ................................       11,300             573
 Longs Drug Stores, Inc. ..................          900              31
 Rite Aid Corp. ...........................        7,500             185
 Walgreen Co. .............................       28,700             843
                                                                --------
                                                                   1,632

Retail - Food - 1.3%
 Albertson's, Inc. ........................       12,177             628
 Darden Restaurants, Inc. .................        3,700              81
 McDonald's Corp. .........................       39,300           1,624
 Safeway, Inc. * ..........................       14,400             713
 The Great Atlantic & Pacific Tea Co., Inc.        1,000              34
 The Kroger Co. * .........................       24,000             670
 Tricon Global Restaurants, Inc. * ........        4,350             235
 Wendy's International, Inc. ..............        3,700             105
 Winn-Dixie Stores, Inc. ..................        4,100             151
                                                                --------
                                                                   4,241

Shoe and Apparel Manufacturing - 0.2%
 Fruit of the Loom, Inc. - Cl. A * ........        1,500              15
 Liz Claiborne, Inc. ......................        2,000              73
 Nike, Inc. ...............................        8,100             513
 Reebok International, Ltd. ...............        1,900              35
 Russell Corp. ............................          800              15
 V.F. Corp. ...............................        3,500             150
                                                                --------
                                                                     801

Steel - 0.1%
 Allegheny Teldyne, Inc. ..................        5,700             129
 Bethlehem Steel Corp. * ..................        3,200              25
 Nucor Corp. ..............................        2,500             118
 USX-US Steel Group, Inc. .................        2,400              65
                                                                --------
                                                                     337

Telecommunication Equipment - 2.6%
 Andrew Corp. * ...........................        2,850              54
 General Instrument Corp. * ...............        5,000             213
 Lucent Technologies, Inc. ................       88,625           5,977
 Nortel Networks Corp. ....................       19,300           1,675
 Scientific-Atlanta, Inc. .................        2,400              86
 Tellabs, Inc. * ..........................       11,200             757
                                                                --------
                                                                   8,762

Telecommunication Services - 0.8%
 Frontier Corp. ...........................        4,900             289
 MediaOne Group, Inc. .....................       17,600           1,309
 Nextel Communications, Inc. * ............        8,600             431
 Sprint PCS * .............................       12,950             740
                                                                --------
                                                                   2,769

Telephone - 7.7%
 Alltel Corp. .............................        8,300             593
 Ameritech Corp. ..........................       31,800           2,337
 AT&T Corp. ...............................       92,806           5,180
 Bell Atlantic Corp. ......................       45,336           2,964
 BellSouth Corp. ..........................       54,900           2,573
 CenturyTel, Inc. .........................        4,100             163
 GTE Corp. ................................       28,400           2,151
 MCI WorldCom, Inc. .......................       54,285           4,672
 SBC Communications, Inc. .................       56,948           3,303
 Sprint Corp. .............................       25,800           1,363
 U.S. West, Inc. ..........................       14,597             858
                                                                --------
                                                                  26,157

Transportation Services - 0.9%
 AMR Corp. * ..............................        4,400             300
 Burlington Northern Santa Fe..............       13,500             419
 CSX Corp. ................................        6,100             276
 Delta Air Lines, Inc. ....................        4,100             236
 FDX Corp. ................................        8,500             461
 Kansas City Southern Industries, Inc. ....        3,100             198
 Laidlaw, Inc. ............................       10,500              78
 Norfolk Southern Corp. ...................       10,800             325
 Ryder System, Inc. .......................        2,000              52
 Southwest Airlines Co. ...................        9,600             299
 U.S. Airways Group, Inc. * ...............        2,600             113
 Union Pacific Corp. ......................        7,200             420
                                                                --------
                                                                   3,177

U.S. Government Agencies - 0.9%
 Federal Home Loan Mortgage Corp. .........       20,200           1,172

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO



         Name of Issuer                          Shares          Market
                                                                 Value
                                                                (000's)
COMMON STOCK - Continued

U.S. Government Agencies - Continued
   Federal National Mortgage Assoc. .........     29,900        $  2,044
                                                                --------
                                                                   3,216
                                                                --------
                         TOTAL COMMON STOCK-        99.5%        338,172
                                                  Par
                                                 Value
                                                (000's)
SHORT-TERM INVESTMENTS - 0.2%

U.S. Governmental - 0.2%
 U.S. Treasury Bills
 4.53% due 09/02/99 # ....................... $      610             604
 4.57% due 09/16/99 # .......................         50              50
 4.64% due 09/16/99 # .......................        140             139
                                                                --------
                                                                     793
                                                                --------
                          TOTAL INVESTMENTS-        99.7%        338,965
        Cash and Receivables, less payables-         0.3%            949
                                              -----------       --------
                                 NET ASSETS-       100.0%       $339,914
                                              ===========       ========


* Non-income producing security.
# Securities, or a portion thereof, with an aggregate market value of $793 have been segregated to collateralize financial futures contracts.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO


                                                     Par         Market
                 Name of Issuer                     Value         Value
                                                   (000's)       (000's)
PUBLICLY-TRADED BONDS
Aerospace and Defense - 1.0%
 K & F Industries, Inc. - Sr. Sub. Notes
 9.25% due 10/15/07.............................   $  175        $   173

Auto and Truck Parts - 2.9%
 Accuride Corp. - Sr. Sub. Notes Ser. B
 9.25% due 02/01/08.............................      125            122
 Delco Remy International, Inc.
 8.625% due 12/15/07............................       75             73
 Hayes Lemmerz International, Inc.
 9.125% due 07/15/07............................      100            101
 LDM Technologies, Inc.
 10.75% due 01/15/07............................      120            119
 Numatics, Inc. - Ser. B
 9.625% due 04/01/08............................      100             89
                                                                 -------
                                                                     504
Automobile - 0.2%
 Dura Operating Corp - Sr. Sub. Notes 144A (a)
 9.0% due 05/01/09..............................       35             34

Banks - 0.6%
 Western Financial Bank
 8.875% due 08/01/07............................      125            103

Chemicals - 5.7%
 Acetex Corp. - Sr. Notes
 9.75% due 10/01/03.............................      125            115
 Lyondell Chemical Co. - 144A (a)
 9.875% due 05/01/07............................      195            200
 Lyondell Chemical Co. - Debs.
 9.8% due 02/01/20..............................      110            106
 PCI Chemicals Canada, Inc.
 9.25% due 10/15/07.............................      100             82
 Sovereign Speciality Chemicals
 9.5% due 08/01/07..............................      180            180
 Texas Petrochemical Corp. - Sr. Sub. Notes
 11.125% due 07/01/06............................     150            134
 ZSC Specialty Chemical plc - Sr. Notes
  144A(a)
 11.0% due 07/01/09.............................      175            176
                                                                 -------
                                                                     993
Coal - 1.7%
 P&L Coal Holdings Corp.
 9.625% due 05/15/08............................      300            298

Commercial Services - 2.1%
 Iron Mountain, Inc.
 8.75% due 09/30/09.............................      150            147
 Pierce Leahy Corp. - Sr. Sub. Notes
 9.125% due 07/15/07............................      100            100
 Sullivan Graphics, Inc.
 12.75% due 08/01/05............................      125            129
                                                                 -------
                                                                     376

Computer Software and Services - 4.6%
 Concentric Network Corp. - Sr. Notes
 12.75% due 12/15/07............................      150            156
 Exodus Communications, Inc. - Sr. Notes
 11.25% due 07/01/08............................      150            158
 PSINet, Inc. - Sr. Notes
 10.0% due 02/15/05.............................      200            199
 11.5% due 11/01/08.............................       75             79
 Verio, Inc. - Sr Notes
 11.25% due 12/01/08............................       50             52
 Verio, Inc. - Sr. Notes
 10.375% due 04/01/05...........................      150            153
                                                                 -------
                                                                     797
Construction - 0.6%
 Nortek, Inc.
 9.125% due 09/01/07............................      100             99

Consumer - Miscellaneous - 3.4%
 Lin Holdings Corp. - Sr. Disc. Notes
 0.0% due 03/01/08..............................      475            315
 Royster-Clark, Inc. - 1st Mtge. 144A (a)
 10.25% due 04/01/09............................       90             89
 True Temper Sports, Inc. - Sr. Sub. Notes
   144A (a)
 10.875% due 12/01/08...........................      230            195
                                                                 -------
                                                                     599
Containers - 1.0%
 Gaylord Container Corp. - Sr. Notes Ser. B
 9.375% due 06/15/07............................      100             93
 Packaging Corp. of America - Sr. Sub. Notes
   144A (a)
 9.625% due 04/01/09............................       75             76
                                                                 -------
                                                                     169
Cosmetics and Personal Care Products - 0.7%
 Revlon Consumer Products, Inc. - Sr. Sub. Notes
 8.625% due 02/01/08............................       50             47
 Revlon Worldwide - Sr. Disc. Notes
 0.0% due 03/15/01..............................      100             67
                                                                 -------
                                                                     114
Diversified Operations - 3.4%
 Charter Communications Holdings, LLC - Sr.
   Notes 144A (a)
 8.625% due 04/01/09............................      175            167
 Fisher Scientific International, Inc. - Sr.
   Sub. Notes
 9.0% due 02/01/08..............................      125            119
 Pacifica Papers, Inc. - Sr. Notes 144A (a)
 10.0% due 03/15/09.............................       75             76
 RBF Finance Co. - 144A (a)
 11.375% due 03/15/09...........................      120            125
 Simmons Co. - Sr. Sub. Notes 144A (a)
 10.25% due 03/15/09............................       35             36

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO
                                                     Par         Market
                 Name of Issuer                     Value         Value
                                                   (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED
Diversified Operations - Continued
 Werner Holdings Co., Inc.
 10.0% due 11/15/07............................. $     35        $    34
 Westinghouse Air Brake Co. - Sr, Notes
   144A(a)
 9.375% due 06/15/05............................       45             46
                                                                 -------
                                                                     603
Electrical Equipment - 0.6%
 Wesco Distribution, Inc. - Ser. B
 9.125% due 06/01/08............................      100             97
Electronic Products and Services - 2.1%
 Advanced Micro Devices
 11.0% due 08/01/03.............................      170            172
 Fairchild Semiconductor Corp. - Sr. Sub. Notes
 10.125% due 03/15/07...........................      175            170
 Fairchild Semiconductor Corp. - Sr. Sub. Notes
   144A (a)
 10.375% due 10/01/07............................      35             34
                                                                 -------
                                                                     376
Financial Services - 1.4%
 AMSC Acquisition Co., Inc. - Ser. B
 12.25% due 03/31/08............................       50             38
 Olympic Financial, Ltd. - Sr. Notes
 11.5% due 03/15/07.............................      125            105
 Tembec Finance Corp. - Sr. Notes
 9.875% due 09/30/05............................       95            100
                                                                 -------
                                                                     243
Food, Beverage and Tobacco - 3.5%
 Aurora Foods, Inc. - Sr. Sub. Notes
 9.875% due 02/15/07............................       50             52
 B&G Foods, Inc.
 9.625% due 08/01/07............................      125            119
 Chiquita Brands International, Inc. - Sr. Notes
 10.0% due 06/15/09.............................      100            100
 Del Monte Foods Co. - Sr. Disc. Notes Ser. B
 12.5% due 12/15/07.............................      137            101

 Nash-Finch Co. - Ser. B
 8.5% due 05/01/08..............................      100             90
 Vlasic Foods International, Inc. - Sr. Sub.
   Notes 144A (a)
 10.25% due 07/01/09............................      150            148
                                                                 -------
                                                                     610
Foreign - 0.6%
 Satelites Mexicanos SA - Sr. Notes
 10.125% due 11/01/04...........................      125            101
Health Care Products - 2.7%
 ALARIS Medical, Inc. - Sr. Disc. Notes
 0.0% due 08/01/08..............................      150             82
 Beckman Coulter, Inc.
 7.45% due 03/04/08.............................       50             47
 MEDIQ, Inc.
 11.0% due 06/01/08.............................      150            117
 Owens & Minor, Inc.
 10.875% due 06/01/06...........................      211            224
                                                                 -------
                                                                     470
Health Care Services - 2.0%
 Beverly Enterprises, Inc.
 9.0% due 02/15/06..............................       40             40
 LifePoint Hospitals Holdings. - Sr. Sub. Notes
   144A (a)
 10.75% due 05/15/09............................       60             61
 Tenet Healthcare Corp. - Sr. Sub Notes
 8.125% due 12/01/08............................      175            165
 Triad Hospitals, Inc. - Sr. Sub. Notes 144A (a)
 11.0% due 05/15/09.............................       85             87
                                                                 -------
                                                                     353
Housing - 3.0%
 American Standard Cos., Inc.
 7.625% due 02/15/10............................       35             33
 Engle Homes, Inc. - Ser. C
 9.25% due 02/01/08.............................       90             85
 Falcon Building Products, Inc.
 0.0% due 06/15/07..............................      200            135
 Grove Worldwide Llc - Sr. Sub. Notes
 9.25% due 05/01/08.............................       85             63
 Standard Pacific Corp. - Sr. Notes
 8.5% due 06/15/07..............................      210            204
                                                                 -------
                                                                     520
Leisure and Recreation - 4.2%
 AMC Entertainment, Inc. - Sr. Sub. Notes
 9.5% due 03/15/09..............................       75             71
 9.5% due 02/01/11..............................      125            116
 Aztar Corp. - Sr. Sub. Notes 144A (a)
 8.875% due 05/15/07............................      100             96
 Bell Sports, Inc.
 11.0% due 08/15/08.............................      150            149
 Hollywood Casino Corp. - 144A (a)
 11.25% due 05/01/07............................      200            200
 Station Casinos, Inc. - Sr. Sub. Notes
 8.875% due 12/01/28............................      100             97
                                                                 -------
                                                                     729
Media - Publishing - 0.4%
 American Media Operation Corp. - Sr. Sub. Notes
   144A (a)
 10.25% due 05/01/09............................       75             76
Media - TV / Radio - 7.7%
 Allbritton Communications Co.
 9.75% due 11/30/07.............................      250            256

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO
                                                     Par         Market
                 Name of Issuer                     Value         Value
                                                   (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED
Media - TV / Radio - Continued
 Allbritton Communications Co. - Sr. Sub. Notes
 8.875% due 02/01/08............................   $   40        $    38
 Cablevision SA - Bonds 144A (a)
 13.75% due 05/01/09............................       60             54
 Century Communications Corp. - Sr. Disc. Notes
 0.0% due 01/15/08..............................      500            222
 Classic Cable, Inc. - Sr. Sub. Notes 144A (a)
 9.875% due 08/01/08............................      120            125
 Emmis Communications Corp. - Sr. Sub. Notes
   144A (a)
 8.125% due 03/15/09............................       55             52
 Frontiervision Holding L.P. - Sr. Disc. Notes
 0.0% due 09/15/07..............................      200            173
 Granite Broadcasting Corp. - Sr. Sub. Notes
 8.875% due 05/15/08............................      175            168
 Iridium Operating LLC/Capital
 11.25% due 07/15/05............................      200             42
 Multicanal SA - 144A (a)
 13.125% due 04/15/09...........................      180            164
 Young Broadcasting, Inc.
 8.75% due 06/15/07.............................       50             48
                                                                 -------
                                                                   1,342
Metals and Mining - 0.9%
 Johnstown America Industries, Inc. - Sr. Sub.
   Notes
 11.75% due 08/15/05............................      100            106
 Neenah Corp. - Sr. Sub. Notes 144A (a)
 11.125% due 05/01/07...........................       50             49
                                                                 -------
                                                                     155
Natural Gas Distribution - 1.0%
 Energy Corp. of America - Sr. Sub. Notes
 9.5% due 05/15/07..............................      200            183

Oil - Equipment and Services - 0.5%
 Tuboscope, Inc.
 7.5% due 02/15/08..............................      100             88

Oil and Natural Gas Exploration and Production - 4.6%
 Abraxas Petro
 11.5% due 11/01/04.............................      225            140
 Costilla Energy, Inc. - Sr. Notes
 10.25% due 10/01/06............................      125             36
 Cross Timbers Oil Co. - Sr. Sub. Notes
 8.75% due 11/01/09.............................       50             48
 Dailey International, Inc.
 9.5% due 02/15/08..............................      225            143
 Kelley Oil & Gas Corp. - Sr. Notes 144A (a)
 14.0% due 04/15/03.............................      125            128
 Petroleos Mexicanos
 8.85% due 09/15/07.............................      175            156
 Plains Resources, Inc. - Sr. Sub. Notes
 10.25% due 03/15/06............................       50             51
 Pride International, Inc. - Sr. Notes
 9.375% due 05/01/07............................      100             99
                                                                 -------
                                                                     801
Paper and Forest Products - 2.3%
 American Pad & Paper - Sr. Sub. Notes
 13.0% due 11/15/05.............................       55             35
 Doman Industries, Ltd. - 144A (a)
 12.0% due 07/01/04.............................       75             72
 Doman Industries, Ltd. - Sr. Notes
 8.75% due 03/15/04.............................      100             62
 Grupo Industrial Durango - Notes
 12.625% due 08/01/03...........................      100             97
 Repap New Brunswick, Inc.
 9.0% due 06/01/04..............................       60             56
 10.625% due 04/15/05...........................       75             60
 Tembec Industries, Inc.
 8.625% due 06/30/09............................       15             15
                                                                 -------
                                                                     397
Personal and Commercial Lending - 0.3%
 AMRESCO, Inc. - Sr. Sub. Notes Ser. 98-A
 9.875% due 03/15/05............................       50             38
 Arcadia Financial, Ltd. - Sr. Notes
 11.5% due 03/15/07.............................       15             13
                                                                 -------
                                                                      51
Real Estate Development - 0.4%
 Del Webb Corp. - Sr. Sub. Debs.
 10.25% due 02/15/10............................       75             74

Retail - Drug Stores - 1.3%
 Duane Reade, Inc. - Sr. Sub. Notes
 9.25% due 02/15/08.............................      225            227
Retail - Food - 1.0%
 Disco S.A. - Notes
 9.875% due 05/15/08............................       75             60
 Purina Mills, Inc. - Sr. Sub. Notes
 9.0% due 03/15/10..............................      125             96
 Stater Bros. Holdings, Inc.
 9.0% due 07/01/04..............................       25             24
                                                                 -------
                                                                     180
Steel - 2.3%
 AK Steel Corp. - Sr. Notes
 9.125% due 12/15/06............................      100            102
 Armco, Inc. - Sr. Notes
 8.875% due 12/01/08............................       75             77
 9.0% due 09/15/07..............................       75             77
 Bayou Steel Corp.
 9.5% due 05/15/08............................ .      100             97

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO
                                                     Par         Market
                 Name of Issuer                     Value         Value
                                                   (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED
Steel - Continued
 Weirton Steel Corp. - Sr. Notes
 11.375% due 07/01/04...........................   $   50        $    49
                                                                 -------
                                                                     402
Telecommunication Equipment - 1.5%
 Covad Communications Group, Inc. - Sr. Notes
 12.5% due 02/15/09.............................       50             48
 Crown Castle International Corp. - Sr. Discount
   Note
 0.0% due 11/15/07..............................      100             70
 L-3 Communications Corp. Sr. Sub. Notes
 8.5% due 05/15/08..............................       35             35
 Paging Network, Inc.
 10.125% due 08/01/07...........................      150            115
                                                                 -------
                                                                     268
Telecommunication Services - 19.0%
 Bresnan Communications Co. - Sr. Disc. Notes
   144A (a)
 0.0% due 02/01/09..............................       50             32
 BTI Telecom Corp. - Sr. Notes
 10.5% due 09/15/07.............................      125            107
 Clearnet Communications, Inc. - Sr. Disc. Notes
 0.0% due 05/01/09..............................      250            142
 Echostar DBS Corp. - Sr. Notes 144A (a)
 9.375% due 02/01/09............................      300            304
 Falcon Holding Group L.P. - Debs. Ser. B
 8.375% due 04/15/10............................      125            124
 Fonda Group, Inc. - Sr. Sub. Notes
 9.5% due 03/01/07..............................      125            109
 GCI, Inc. - Sr. Notes
 9.75% due 08/01/07.............................      250            246
 Globalstar LP/Capital Corp. - Global Star
 10.75% due 11/01/04............................      125             82
 GST Telecommunications, Inc. - Sr. Sub. Notes
 12.75% due 11/15/07............................       50             53
 Hyperion Telecommunications, Inc. - Sr. Disc.
   Notes
 13.0% due 04/15/03.............................      140            117
 Hyperion Telecommunications, Inc. - Sr. Notes
 12.25% due 09/01/04............................       50             53
 Innova State of DE R.L. - Sr. Notes
 12.875% due 04/01/07...........................      100             79
 Intermedia Communications, Inc. - Sr. Notes
 8.875% due 11/01/07............................      275            261
 Intermedia Communications, Inc. - Sr. Notes
   Ser. B
 8.6% due 06/01/08..............................       50             46
 IXC Communications, Inc. - Sr. Sub Notes
 9.0% due 04/15/08..............................      125            120
 KMC Telecom Holdings, Inc. - Sr. Disc. Notes
 0.0% due 02/15/08..............................      275            147
 Level 3 Communications, Inc. - Sr. Notes
 9.125% due 05/01/08............................       30             30
 MGC Communications, Inc. - Sr. Notes Ser. B
 13.0% due 10/01/04.............................       25             23
 Nextel Communications - Sr. Disc. Notes
 0.0% due 10/31/07..............................      550            386
 NTL Communications Corp. - Sr. Notes
 12.375% due 10/01/08...........................      315            216
 Price Communications Wireless, Inc.
 9.125% due 12/15/06............................      100            104
 RCN Corp. - Sr. Disc. Notes
 0.0% due 07/01/08..............................      175            109
 Rogers Cantel, Inc. - Sr. Notes
 8.3% due 10/01/07..............................       50             49
 RSL Communications plc
 9.125% due 03/01/08............................      100             92
 Telecommunications Techniques Co.
 9.75% due 05/15/08.............................      140            138
 Time Warner Telecom Llc - Sr. Notes
 9.75% due 07/15/08.............................      150            154
                                                                 -------
                                                                   3,323
Telephone - 3.5%
 Alestra SA - Sr. Notes 144A (a)
 12.125% due 05/15/06...........................      175            169
 e.spire Communications, Inc. - Sr. Disc. Notes
 0.0% due 04/01/06..............................      100             52
 0.0% due 07/01/08..............................      100             38
 ITC DeltaCom, Inc. - Sr. Notes
 8.875% due 03/01/08............................       25             25
 9.75% due 11/15/08.............................       25             26
 NEXTLINK Communications, Inc. - Sr. Disc. Notes
 9.45% due 04/15/08.............................      300            180
 Viatel, Inc. - Sr. Notes
 11.25% due 04/15/08............................      125            127
                                                                 -------
                                                                     617
Transportation Services - 0.9%
 Dunlop Standard Aero Holdings. - Sr. Notes 144A
   (a)
 11.875% due 05/15/09...........................      150            152
                                                                 -------

                     TOTAL PUBLICLY-TRADED BONDS-    95.6%        16,697
                                                                 -------
                                                                 Market
                                                   Shares         Value
                                                                 (000's)
PREFERRED STOCK
Computer Software and Services - 0.6%
 Concentric Network Corp. - PIK Ser. B..........      106            100

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO
                                                                 Market
                                                   Shares         Value
                                                                 (000's)
PREFERRED STOCK - CONTINUED
Media - Publishing - 0.6%
 Primedia, Inc. ................................    1,250        $   114
                                                                 -------
                           TOTAL PREFERRED STOCK-     1.2%           214

WARRANTS - 0.0%
Telecommunication Services - 0.0%
 KMC Telecom Holdings, Inc. - WT 144A (a)
  expires 04/15/08 (Cost $0)....................      250              1
                                                     Par
                                                    Value
                                                   (000's)
SHORT-TERM INVESTMENTS - 1.3%
 Investment in joint trading account (Note B)
  5.291% due 07/01/99...........................   $   225           225
                                                   -------       -------
                               TOTAL INVESTMENTS-    98.1%        17,137
             Cash and Receivables, less payables-     1.9%           331
                                                   -------       -------
                                      NET ASSETS-   100.0%       $17,468
                                                   =======       =======





(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, securities aggregated $3,224 or 18.5% of net assets of the Portfolio.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO


                                                   Par            Market
               Name of Issuer                     Value           Value
                                                 (000's)         (000's)
PUBLICLY-TRADED BONDS

Belgium - 3.0%
 Kingdom of Belgium (GOVF)
  9.0% due 03/28/03 ........................   $  1,800          $ 2,183
Canada - 2.3%
 Government of Canada (GOVF)
  7.0% due 12/01/06 ........................      2,300            1,702
France - 6.5%
 Government of France - Bonds (GOVF)
  5.5% due 10/12/01 ........................      1,067            1,151
  6.0% due 10/25/25 ........................      1,357            1,506
 Government of France - Debs. (GOVF) .......
  4.0% due 04/25/09 ........................      1,420            1,400
 Government of France - O.A.T. (GOVF) ......
  5.5% due 04/25/07 ........................        610              669
                                                                 -------
                                                                   4,726
Germany - 19.4%
 Bundesobligation - Bonds (GOVF)
  4.5% due 02/18/03 ........................      6,400            6,771
 Bundesrepublic Deutschland (GOVF) .........
  3.75% due 01/04/09 .......................      2,500            2,427
 Bundesrepublic Deutschland - Bonds (GOVF)
  6.75% due 04/22/03 .......................      1,125            1,281
 Federal Republic of Germany - Bonds (GOVF)
  6.25% due 01/04/24 .......................        833              954
  8.0% due 07/22/02 ........................      2,000            2,317
 Treuhandanstalt - Bonds (FORG) ............
  7.5% due 09/09/04 ........................        281              336
                                                                 -------
                                                                  14,086
Italy - 2.1%
 Republic of Italy (GOVF)
  3.25% due 04/15/04 .......................      1,500            1,495
Japan - 5.5%
 Government of Japan - Bonds (GOVF)
  1.9% due 03/20/09 ........................    383,900            3,203
 International American Development Bank
  (BANK) ...................................
  1.9% due 07/08/09 ........................    100,000              822
                                                                 -------
                                                                   4,025
Netherlands - 9.6%
 Government of Netherlands (GOVF)
  6.5% due 04/15/03 ........................      3,100            3,496
 Repsol International Finance (FINL) .......
  1.0% due 12/14/00 ........................      3,400            3,502
                                                                 -------
                                                                   6,998
Supra National - 1.9%
 European Investment Bank - Bond (BANK)
  5.875% due 05/12/09 ......................      1,500            1,407
Sweden - 4.3%
 Government of Sweden - Bonds (GOVF)
  5.5% due 04/12/02 ........................     26,000            3,166
United Kingdom - 6.8%
 U.K. Treasury (GOVF)
  7.25% due 12/07/07 .......................      2,775            4,945

United States - 32.7%
 Chase Manhattan Corp. - Sub. Notes (BANK)
  6.0% due 02/15/09 ........................      1,250            1,157
 Cytec Industries, Inc. - Notes (CHEM) .....
  6.846% due 05/11/05 ......................      1,500            1,439
 Federal National Mortgage Assoc. (GOVA) ...
  6.5% due 07/20/29 ........................      3,000            2,894
  6.5% due 07/01/28 ........................         62               60
  7.0% due 02/01/27 ........................        304              300
 Government National Mortgage Assoc. (GOVA)
  7.0% due 07/15/28 ........................        257              254
  7.0% due 09/15/28 ........................        534              527
  7.0% due 12/15/28 ........................      2,333            2,302
  7.0% due 01/15/29 ........................      1,180            1,164
  7.0% due 02/15/29 ........................        516              344
  7.0% due 03/15/29 ........................        297              293
  7.0% due 04/15/29 ........................        592              584
  7.37% due 06/15/38 .......................         42               43
 Lucent Technologies, Inc. - Debs. (TELE)
  6.45% due 03/15/29 .......................      1,107            1,011
 Mckesson Corp. - Notes (HEAL) .............
  6.4% due 03/01/08 ........................      1,500            1,425
 U.S. Treasury Bills (GOVE)
  0.0% due 03/02/00 ........................        300              291
 U.S. Treasury - Bonds (GOVE) ..............
  6.75% due 08/15/26 .......................      2,720            2,912
 U.S. Treasury - Notes (GOVE) ..............
  6.25% due 02/28/02 .......................      4,100            4,161
  6.625% due 05/15/07 ......................      1,320            1,375
  6.875% due 05/15/06 ......................      1,170            1,230
                                                                 -------
                                                                  23,795
                                                                 -------
                 TOTAL PUBLICLY-TRADED BONDS-      94.1%          68,500

SHORT-TERM INVESTMENTS
United Kingdom - 4.1%
 Shell Finance Uk plc (FINL)
  4.93% due 07/14/99 .......................      3,000            2,995
United States - 14.7%
 Investment in joint trading account (Note B)
  5.291% due 07/01/99 ......................     10,668           10,669
                                                                 -------
                TOTAL SHORT-TERM INVESTMENTS-      18.8%          13,664
                           TOTAL INVESTMENTS-     112.9%          82,164
         Payables, less cash and receivables-     (12.9)%         (9,382)
                                                 -------         -------
                                  NET ASSETS-     100.0%         $72,782
                                                 =======         =======

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1999
--------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                    Market          % of
                                      Industry       Value       Long-Term
                                    Abbreviation    (000's)     Investments
Foreign Governmental..............      GOVF        38,666            56.7%
U.S. Governmental.................      GOVE         9,680            14.2%
U.S. Governmental Agencies........      GOVA         8,764            12.8%
Financial Services................      FINL         3,502             5.1%
Banks.............................      BANK         3,386             5.0%
Chemicals.........................      CHEM         1,439             2.1%
Health Care Products..............      HEAL         1,425             2.1%
Telecommunication Equipment.......      TELE         1,012             1.5%
Foreign...........................      FORG           336             0.5%
                                                  --------        ---------
                                                   $68,210           100.0%
                                                  ========        =========

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

  The John Hancock Variable Series Trust I (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is organized as a Massachusetts business trust. The Fund consists of twenty-three portfolios: Large Cap Growth, Sovereign Bond, Emerging Markets Equity, International Equity Index, Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, High Yield Bond and Global Bond (formerly, Strategic Bond). The Fund may add or delete portfolios in the future to accommodate various investment objectives. The Fund has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Mutual Variable Life Insurance Account UV ("JHMVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Mutual Life Insurance Company ("John Hancock").

NOTE B--ACCOUNTING POLICIES

  Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments: For the Large Cap Growth, Emerging Markets Equity, Small Cap Growth, Mid Cap Growth, Large Cap Value, Mid Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Small Cap Value, and Equity Index Portfolios: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

  For the Sovereign Bond, Bond Index, Managed, Short-Term Bond, High Yield Bond and Global Bond Portfolios: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

  For the Money Market Portfolio: The Board of Trustees has determined that the appropriate method for valuing Portfolio securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Portfolio does not exceed 90 days. Accordingly, Portfolio securities are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Portfolio.

  For each of the Portfolios, short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost which approximates market value.

  For the International Portfolios: Investments in securities traded on national securities exchanges in the United States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded with no sales on the day of valuation are normally valued at their last available bid price. All Portfolio securities initially expressed in terms of foreign currencies have been translated into U.S. Dollars as described in "Currency Translation."

  Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Portfolios, are valued at fair value as determined in good faith by the Board of Trustees.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

  Investment security transactions are recorded on the date of purchase or sale. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Large Cap Growth, Emerging Markets Equity, International Equity Index, Global Equity, International Balanced, Large Cap Value, Growth & Income, Managed, Small Cap Value, International Opportunities and Equity Index Portfolios are shown net of foreign taxes withheld of $2, $10, $276, $10, $25, $13, $262, $228, $1, $102,
and $30 respectively. Realized gains and losses from security transactions are determined on the basis of identified cost.

  Repurchase Agreements: The Portfolios of the Fund may enter into repurchase agreements which are contracts under which a Portfolio would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. A Portfolio will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

  Joint Repurchase Agreements: The Sovereign Bond, Small Cap Growth and Small/Mid Cap Growth Portfolios of the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Sub-Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Fund's behalf. The Sub-Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

  Joint Trading Account: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the order permits the existing Portfolios of the Fund to pool daily uninvested cash balances, together with the balances of any future Portfolios of the Fund, into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of seven days. Joint Account holdings as of June 30, 1999:


                                                             Par       Market
  Name of Issuer                                            Value      Value
  --------------                                           --------  ----------
American Express Co.
 4.95% due 07/01/99 ....................................   $  3,060   $   3,060
Clipper Receivables Co.
 5.08% due 07/01/99  ...................................     40,000      40,000
Corporate Asset Funding Co.
 5.25% due 07/06/99 ....................................     40,000      39,971
DiamlerChrysler Corp.
 5.28% due 07/06/99 ....................................     40,000      39,971
John Deere Capital Corp.
 4.95% due 07/01/99 ....................................     40,000      40,000
Diageo Capital Corp.
 5.30% due 07/07/99 ....................................     40,000      39,965
Enterprise Funding Corp.
 5.40% due 07/07/99 ....................................     40,000      39,964
Ford Motor Credit Corp.
 5.25% due 07/02/99 ....................................     38,778      38,772

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

                                                             Par       Market
  Name of Issuer                                            Value      Value
  --------------                                           --------  ----------
International Business Machines
 5.80% due 07/01/99  ...................................     40,000     40,000
Mobil Corp.
 4.98% due 07/01/99  ...................................     34,773     34,773
National Australia Funding
 4.98% due 07/01/99  ...................................     40,000     40,000
Salomon Smith Barney
 5.25% due 07/06/99  ...................................     40,000     39,971
Sears Roebuck Acceptance Corp.
 5.27% due 07/07/99  ...................................      1,606      1,604
Shell Oil Co.
 5.02% due 07/02/99  ...................................     31,815     31,810
                                                           --------   --------
    Joint Trading Account Totals  ......................   $470,032   $469,861
                                                           ========   ========

  Financial Futures Contracts: The Sovereign Bond, Emerging Markets Equity, International Equity Index, Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Small/Mid Cap Growth, Small/Mid Cap CORE, Managed, Short-Term Bond, Equity Index, High Yield Bond and Global Bond Portfolios may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Portfolio enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin." Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.

  When the contracts are closed, the Portfolio recognizes a gain or a loss. Risk of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Portfolio could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At June 30, 1999, open positions in financial futures contracts were as follows:

SOVEREIGN BOND PORTFOLIO

                                                          Face
                                           Expiration    Amount     Unrealized
Purchased                                     Date      at Value       Gain
---------                                  ----------  ----------  ------------
71 contracts
 U.S. 10 Year Treasury Note Future .....    Sept. 99    $ 7,894       $(24)
21 contracts
 U.S. Long Bond Future .................    Sept. 99      2,434         19
                                                        -------       ----
                                                        $10,328       $ (5)
                                                        =======       ====

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                          Face
                                           Expiration    Amount     Unrealized
Purchased                                     Date      at Value       Loss
---------                                  ----------  ----------   ----------
11 contracts
 CAC-40 Index Future ...................    Sept. 99   $    517       $ 15
5 contracts
 DAX Index Future ......................    Sept. 99        694         (3)
12 contracts
 FTSE 100 Index Future .................    Sept. 99        700        (19)
12 contracts
 Nikkei 225 Index Future ...............    Sept. 99      1,065         27
                                                       --------       ----
                                                       $  2,976       $ 20
                                                       ========       ====

SMALL/MID CAP CORE PORTFOLIO

                                                          Face
                                           Expiration    Amount     Unrealized
Purchased                                     Date      at Value       Loss
---------                                  ----------  ----------   ----------
1 contract
 Russell 2000 Index Future .............    Sept. 99      $231         $17

MANAGED PORTFOLIO

                                                        Face
                                        Expiration     Amount      Unrealized
Sold                                       Date       at Value     Gain/(Loss)
----                                    ----------  ------------  -------------
193 contracts
 German 10 Year Bond Future .........    Sept. 99    $   21,967      $  911
20 contracts
 Japan 10 Year Bond Future ..........    Sept. 99        21,369         549
86 contracts
 Long Gilt Bond Future ..............    Sept. 99        15,089         433
545 contracts
 U.S. 10 Year Treasury Note Future ..    Sept. 99        59,814         386
                                                     ----------      ------
                                                     $  118,239      $2,279
                                                     ----------      ------
Purchased
---------
49 contracts
Australian 10 Year Bond Future ......    Sept. 99    $   42,326      $ (109)
                                                     ----------      ------
                                                     $1,160,565      $2,170
                                                     ==========      ======

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

EQUITY INDEX

                                                          Face
                                           Expiration    Amount     Unrealized
Purchased                                     Date      at Value       Gain
---------                                  ----------  ----------  ------------

40 contracts
 S & P 500 Index Futures ...............    Sept. 99    $13,817        $463


  Forward Foreign Currency Contracts: The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Portfolio's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Portfolio's investments against currency fluctuations. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Portfolio's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service.
 Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

    Currency Translation: For Portfolios that trade in international securities: all assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

  Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received.

  Dividends: A dividend of its net investment income will be declared and distributed daily by the Money Market Portfolio. Dividends of net investment income will be declared and distributed monthly by all other Portfolios. Each Portfolio will distribute all of its net realized capital gains annually, at the end of its fiscal year.

  Federal Income Taxes: Each of the Portfolios of the Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1998, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows:
Emerging Markets Equity had $1,051 which expires in 2006; Global Equity had $356 which expires in 2006; Small Cap Growth had $923 which expires in 2004; $964 which expires in 2005 and $1,112 which expires in 2006; Mid Cap Value had $8,121 which expires in 2006; Small/Mid Cap CORE had $747 which expires in 2006; Short-Term Bond had $131 which expires in 2006; Small Cap Value had $3,536 which expires in 2006; and International Opportunities had $280 which expires in 2006.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

  Expenses: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets.

  On February 17, 1999, the Board of Trustees of the Fund renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rates:

     For the Growth & Income, Sovereign Bond and Money Market Portfolios, 0.25% on an annual basis of the net assets of each Portfolio;

     For the Large Cap Growth and Managed Portfolios, 0.40% on an annual basis of the first $500,000 of the net assets of each Portfolio; 0.35% for net assets between $500,000 and $1,000,000; and 0.30% for net assets in excess of $1,000,000;

     For the Real Estate Equity Portfolio, 0.60% on an annual basis of the first $300,000 of the Portfolio's net assets, 0.50% for the net assets between $300,000 and $800,000; and 0.40% for net assets in excess of $800,000;

     For the International Equity Index Portfolio, 0.18% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.15% for net assets between $100,000 and $200,000; and 0.11% for net assets in excess of $200,000;

     For the Small/Mid Cap Growth Portfolio, 0.75% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.70% for net assets between $250,000 and $500,000; and 0.65% for net assets in excess of $500,000;

     For the Large Cap Value Portfolio, 0.75% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.70% for net assets between $100,000 and $250,000; and 0.65% for net assets in excess of $250,000;

     For the Short-Term Bond Portfolio, 0.30% on an annual basis of its net assets;

     For the Small Cap Growth Portfolio, 0.75% on an annual basis of its net assets;

     For the Mid Cap Growth Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; and 0.80% on an annual basis for net assets in excess of $100,000;

     For the Mid Cap Value Portfolio, 0.80% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.775% for net assets between $100,000 and $250,000; and 0.75% for net assets between $250,000 and $500,000; 0.725%
  for net assets between $500,000 and $750,000; and 0.70% for all its net assets once its net assets exceed $750,000;

     For the Small Cap Value Portfolio, 0.80% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.75% for net assets between $100,000 and $200,000; and 0.65% for net assets in excess of $200,000;

     For the Equity Index Portfolio, 0.15% on an annual basis of the first $75,000 of the Portfolio's net assets; 0.14% for net assets between $75,000 and $125,000; and 0.13% for the net assets in excess of $125,000;

     For the Small/Mid Cap CORE Portfolio, 0.80% on an annual basis of the first $50,000 of the Portfolio's net assets; and 0.70% for net assets in excess of $50,000;

     For the Global Equity Portfolio, 0.90% on an annual basis of the first $50,000 of the Portfolio's net assets; 0.80% for net assets between $50,000 and $150,000; and 0.70% for net assets in excess of $150,000;

     For the Emerging Markets Equity Portfolio, 1.30% on an annual basis of the first $10,000 of the Portfolio's net assets; 1.20% for net assets between $10,000 and $150,000; and 1.10% for net assets in excess of $150,000;

     For the Bond Index Portfolio, 0.15% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.13% for net assets between $100,000 and $250,000; and 0.11% for net assets in excess of $250,000;

     For the High Yield Bond Portfolio, 0.65% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.60% for net assets between $100,000 and $200,000; and 0.50% for net assets in excess of $200,000;

     For the Global Bond Portfolio, 0.75% on an annual basis of the first $25,000 of the Portfolio's net assets; 0.65% for net assets between $25,000 and $75,000; 0.55% for net assets between $75,000 and 150,000; and 0.50%

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--CONTINUED

  for the net assets in excess of $150,000;

     For the International Opportunities Portfolio, 1.00% on an annual basis of the first $20,000 of the Portfolio's net assets; 0.85% for net assets between $20,000 and $50,000; and 0.75% for net assets in excess of $50,000; and

     For the International Balanced Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; and 0.70% for net assets in excess of $100,000.

  John Hancock voluntarily reimbursed and/or waived all investment advisory and other fund expenses of the Equity Index Portfolio for the period ended June 30, 1999. The Investment Adviser expects to voluntarily waive all investment advisory and other fund expenses during the Trust's fiscal 1999 year with respect to the Equity Index Portfolio. Such expense waiver is subject to termination at any time by the Investment Adviser without notice to shareholders. Upon termination of the voluntary expense waiver with respect to the Equity Index Portfolio, any future expense reimbursement by the Investment Adviser is subject to limitations as stated in the Investment Advisory agreement.

  During the period ended June 30, 1999, the Investment Adviser voluntarily contributed approximately $445 to the Emerging Markets Equity Portfolio and approximately $250 to the Equity Index Portfolio during the year ended December 31, 1997. John Hancock received no shares of beneficial interest or other consideration in exchange for the contribution which increased the Portfolios' net asset values.

  John Hancock has entered into Sub-Advisory Agreements with Independence Investment Associates, with respect to the Large Cap Growth, Real Estate Equity, Growth & Income, Managed, and Short-Term Bond Portfolios; with Independence International Associates, with respect to the International Equity Index Portfolio; with John Hancock Advisers Inc., with respect to the Sovereign Bond and Small Cap Growth Portfolios, each of whom is an affiliate of John Hancock, and under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios. John Hancock maintains responsibility for the day-to-day management of the Money Market Portfolio.

  John Hancock has also entered into the Sub-Advisory Agreements with T. Rowe Price Associates, Inc., with respect to the Large Cap Value Portfolio; with Rowe Price-Fleming International, with respect to the International Opportunities Portfolio; with Janus Capital Corporation, with respect to the Mid Cap Growth Portfolio; with Neuberger & Berman Management, L.P., with respect to the Mid Cap Value Portfolio; with INVESCO Management Research, with respect to the Small Cap Value Portfolio; with J.P. Morgan Investment Management Inc., with respect to the Global Bond Portfolio; with Brinson Partners, Inc., with respect to the International Balanced Portfolio; with State Street Global Advisers, with respect to the Equity Index Portfolio; with Goldman Sachs Asset Management, with respect to the Small/ Mid Cap CORE Portfolio; with Scudder Kemper Investments, Inc., with respect to the Global Equity Portfolio; with Montgomery Asset Management, LLC, with respect to the Emerging Markets Equity Portfolio; with Mellon Bond Associates, with respect to the Bond Index Portfolio; and with Wellington Management Company, LLP, with respect to the Small/Mid Cap Growth and High Yield Bond Portfolios, each of whom under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios.

  Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Fund. Certain officers and trustees of the Fund are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHMVLAUV, JHVAAV, JHVAAU, JHVAAH, and JHVAAJF and some are also officers of John Hancock. Fees for independent trustees are paid by the Fund.

  In the event that normal operating expenses of each Portfolio, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of each Portfolio's daily net asset value, John Hancock and JHVLICO will reimburse each Portfolio for such excess. Accordingly, for the period ended June 30, 1999, the reimbursements paid from John Hancock and JHVLICO were $48 to Emerging Markets Equity, $48 to Global Equity, $55 to International Balanced, $19 to Bond Index, $49 to Small/Mid Cap CORE, $27 to International Opportunities, $332 to Equity Index and $34 to High Yield Bond.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

  Purchases and proceeds from sales and maturities of investments excluding short-term securities for each Portfolio for the period ended June 30, 1999 were as follows:

                                                                    Sales and
                                                       Purchases    Maturities
                                                       ----------  ------------
Large Cap Growth ...................................   $  435,659   $  450,763
Sovereign Bond .....................................      558,697      573,381
Emerging Markets Equity ............................        8,528        6,189
International Equity Index .........................        4,999        5,564
Global Equity  .....................................        5,141        3,724
Small Cap Growth ...................................       51,823       43,912
International Balanced .............................       15,568       15,876
Mid Cap Growth .....................................      132,951       80,022
Large Cap Value  ...................................       39,703       18,891
Money Market .......................................         None         None
Mid Cap Value  .....................................       68,321       70,832
Small/Mid Cap Growth ...............................      253,145      272,860
Bond Index .........................................        9,541        3,542
Small/Mid Cap CORE .................................        2,041        1,396
Real Estate Equity .................................        8,644       16,980
Growth & Income  ...................................    1,231,991    1,194,292
Managed  ...........................................    3,614,266    3,614,679
Short-Term Bond  ...................................       40,353       44,759
Small Cap Value  ...................................       36,115       31,434
International Opportunities  .......................       12,936       11,090
Equity Index .......................................      159,423       85,219
High Yield Bond  ...................................        7,099        4,305
Global Bond  .......................................      170,746      159,519

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--CONTINUED

  The identified cost of investments owned for each Portfolio (including earned discount on corporate Short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation at June 30, 1999 for federal income tax purposes are as follows:

                                                                 Net Unrealized
                        Identified   Unrealized    Unrealized    Appreciation/
                           Cost     Appreciation  Depreciation   (Depreciation)
                        ----------  ------------  ------------  ----------------
Large Cap Growth  ..... $  893,354   $  366,566     $23,101       $  343,465
Sovereign Bond  .......    891,712        9,656      24,902          (15,246)
Emerging Markets
 Equity ...............     11,616        2,052         816            1,236
International Equity
 Index ................    165,889       27,896      11,705           16,191
Global Equity .........     16,116        2,705       1,127            1,578
Small Cap Growth  .....     70,118       26,302       2,510           23,792
International Balanced.     27,508        1,958       1,483              475
Mid Cap Growth  .......    146,418       41,166       2,699           38,467
Large Cap Value .......    136,445       25,595       2,636           22,959
Money Market  .........    356,180         None        None             None
Mid Cap Value .........     94,329       10,306       4,329            5,977
Small/Mid Cap Growth ..    181,700       18,781       3,708           15,073
Bond Index  ...........     32,693            5       1,265           (1,260)
Small/Mid Cap CORE  ...      5,539        1,156         420              736
Real Estate Equity  ...    136,042       18,002       7,708           10,295
Growth & Income .......  2,831,899    1,344,403      56,134        1,288,269
Managed ...............  3,163,963      633,511      66,931          566,580
Short-Term Bond .......     70,937            7       1,059           (1,052)
Small Cap Value .......     70,904        8,678       5,329            3,349
International
 Opportunities ........     60,635        8,961       2,723            6,238
Equity Index  .........    268,824       75,818       5,687           70,141
High Yield Bond .......     17,928          279       1,070             (791)
Global Bond ...........     84,352           67       2,255           (2,188)

  The aggregate cost of each Portfolio's investments was substantially the same for the book and federal income tax purposes as of June 30, 1999.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS

  As of June 30, 1999 the International Equity Index, Global Equity, International Balanced, Managed and Global Bond Portfolios had open forward foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at a specified date, as follows:

INTERNATIONAL EQUITY INDEX PORTFOLIO

                                   Maturity                     Net Unrealized
          Currency Sold              Date     Cost     Value     Appreciation
---------------------------------  --------  -------  -------   --------------
Euro Dollar ..........   $    551  09/17/99  $  579   $  571        $  8
Euro Dollar ..........        410  09/30/99     431      425           6
Japanese Yen .........    126,127  09/09/99   1,048    1,053          (5)
Pound Sterling .......        399  09/17/99     634      629           5
                                                                    ----
                                                                      14
                                                                    ----
       Currency Purchased
---------------------------------
Euro Dollar ..........   $  1,211  09/17/99  $1,275   $1,255        $(20)
Euro Dollar ..........        893  09/30/99     941      926         (15)
Japanese Yen .........    252,860  09/09/99   2,151    2,112         (39)
Pound Sterling .......        848  09/17/99   1,358    1,338         (20)
                                                                    ----
                                                                     (94)
                                                                    ----
                                                                    $(80)
                                                                    ====
GLOBAL EQUITY PORTFOLIO

                                        Maturity                Net Unrealized
            Currency Sold                 Date    Cost  Value    Appreciation
--------------------------------------  --------  ----  -----   --------------
Japanese Yen ...............   $58,430  09/01/99  $500  $487         $13
Japanese Yen ...............    20,207  09/10/99   170   169           1
Japanese Yen ...............    35,348  09/29/99   295   295           0
                                                                     ---
                                                                     $14
                                                                     ===
INTERNATIONAL BALANCED PORTFOLIO

                                                                Net Unrealized
                                     Maturity                   Appreciation/
           Currency Sold               Date     Cost   Value    (Depreciation)
-----------------------------------  --------  ------  ------   --------------
Canadian Dollar  .......   $    600  09/27/99     399     409          (9)
Danish Krone ...........      6,500  09/27/99     961     906          55
Pound Sterling .........      1,360  09/27/99   2,201   2,145          56
                                                                    -----
                                                                      102
                                                                    -----
        Currency Purchased
-----------------------------------
Australian Dollar  .....   $    920  09/27/99  $  592  $  609       $  17
Euro Dollar ............      2,900  09/27/99   3,143   3,010        (133)
Japanese Yen ...........    215,000  09/27/99   1,861   1,801         (60)
Pound Sterling .........    110,000  09/27/99     176     173          (3)
Swedish Krona ..........      4,000  09/27/99     493     474         (19)
Swiss Franc  ...........        880  09/27/99     612     571         (41)
                                                                    -----
                                                                     (239)
                                                                    -----
                                                                    $(137)
                                                                    =====

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS--CONTINUED
MANAGED PORTFOLIO

                                                                    Net Unrealized
                                     Maturity                       Appreciation/
           Currency Sold               Date      Cost     Value     (Depreciation)
-----------------------------------  --------  --------  --------  ----------------
Australian Dollar ...   $     4,228  07/06/99  $  2,662  $  2,795     $   (133)
Australian Dollar ...         4,228  10/05/99     2,806     2,798            8
Canadian Dollar .....        16,406  07/06/99    10,852    11,142         (290)
Canadian Dollar .....        15,615  10/05/99    10,686    10,619           67
Danish Krone  .......        37,111  07/06/99     5,390     5,148          242
Danish Krone  .......        37,111  10/05/99     5,249     5,178           71
European Dollar .....       127,819  07/06/99   138,097   131,819        6,278
European Dollar .....        88,490  07/08/99    94,900    91,273        3,627
European Dollar .....       127,411  10/05/99   134,036   132,310        1,726
European Dollar .....        33,111  10/07/99    34,560    34,389          171
Japanese Yen  .......     9,536,921  07/06/99    80,271    78,896        1,375
Japanese Yen  .......     7,204,476  07/07/99    60,240    59,615          625
Japanese Yen  .......    14,299,897  07/08/99   119,010   118,345          665
Japanese Yen  .......     9,535,921  10/05/99    79,599    79,974         (375)
Japanese Yen  .......     3,116,102  10/07/99    25,920    26,142         (222)
Pound Sterling  .....        14,503  07/06/99    23,383    22,862          521
Pound Sterling  .....         4,280  07/07/99     6,908     6,747          161
Pound Sterling  .....        25,735  07/08/99    41,256    40,566          690
Pound Sterling  .....        13,916  10/05/99    22,126    21,954          172
Pound Sterling  .....         6,543  10/07/99    10,368    10,323           45
Swedish Krona .......        45,439  07/06/99     5,493     5,355          138
Swedish Krona .......        39,777  10/05/99     4,781     4,714           67
Swiss Franc .........       142,564  07/08/99    95,370    91,758        3,612
Swiss Franc .........        52,567  10/07/99    34,560    34,193          367
                                                                      --------
                                                                        19,608
                                                                      --------
        Currency Purchased
-----------------------------------
Australian Dollar ...   $     4,228  07/06/99  $  2,803  $  2,795     $     (8)
Canadian Dollar .....        16,406  07/06/99    11,214    11,142          (72)
Danish Krone ........        37,111  07/06/99     5,219     5,148          (71)
European Dollar .....       127,819  07/06/99   133,578   131,819       (1,759)
European Dollar .....        88,490  07/08/99    94,714    91,273       (3,441)
European Dollar .....         8,206  10/07/99     8,640     8,522         (118)
Japanese Yen  .......     9,535,921  07/06/99    78,563    78,896          333
Japanese Yen  .......     7,204,476  07/07/99    60,984    59,615       (1,369)
Japanese Yen  .......    14,299,897  07/08/99   119,705   118,345       (1,360)
Japanese Yen  .......     2,066,826  10/07/99    17,280    17,339           59
Pound Sterling  .....        14,503  07/06/99    23,062    22,862         (200)
Pound Sterling  .....         4,280  07/07/99     6,948     6,747         (201)
Pound Sterling  .....        25,735  07/08/99    41,390    40,566         (824)
Swedish Krona .......        45,439  07/06/99     5,418     5,355          (63)
Swiss Franc .........       142,564  07/08/99    95,053    91,758       (3,295)
Swiss Franc .........       155,637  10/07/99     8,640     8,503         (137)
                                                                      --------
                                                                       (12,525)
                                                                      --------
                                                                      $  7,084
                                                                      ========

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS--CONTINUED

GLOBAL BOND PORTFOLIO

                                                                Net Unrealized
                                  Maturity                      Appreciation/
         Currency Sold              Date      Cost     Value    (Depreciation)
--------------------------------  --------   -------  -------   --------------
Canadian Dollar .....   $  2,620  07/09/99   $ 1,805  $ 1,779      $   26
European Dollar .....     28,714  07/09/99    30,421   29,619         802
Japanese Yen  .......    393,625  07/09/99     3,325    3,258          67
Pound Streling  .....      3,175  07/09/99     5,116    5,004         112
Swedish Krona .......      3,098  07/09/99       372      365           7
                                                                   ------
                                                                    1,014
                                                                   ------
       Currency Purchased
--------------------------------
Canadian Dollar .....   $    108  07/09/99   $    73  $    73      $    0
European Dollar .....        142  07/09/99       147      146          (1)
Pound Streling  .....         68  07/09/99       108      106          (2)
                                                                   ------
                                                                       (3)
                                                                   ------
                                                                   $1,011
                                                                   ======

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE F--OTHER MATTERS--(UNAUDITED)

  Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Fund. John Hancock Variable Series Trust I solicited a vote at a special meeting of Contractowner/Policyholders held on April 23, 1999 on the following matters:




                                               For       Against       Abstain
                                               ---       -------      ---------
FOR ALL PORTFOLIOS OF THE TRUST:

1.   To approve the election of the six
     members of the Board of Trustees to
     serve until their successors are
     elected and qualified. The trustees
     up for election are William H.
     Dykstra, Elizabeth G. Cook, Thomas
     J. Lee, Michele G. Van Leer, Diane
     C. Kessler, and Robert Verdonck.
     The each member was elected by,
      William H. Dykstra                       97%         3%            0%
      Elizabet G. Cook                         97%         3%            0%
      Thomas J. Lee                            97%         3%            0%
      Michele G. Van Leer                      97%         3%            0%
      Diane C. Kessler                         97%         3%            0%
      Robert Verdonck                          97%         3%            0%

FOR THE LARGE CAP GROWTH, SOVEREIGN
BOND, REAL ESTATE EQUITY, AND GROWTH &
INCOME PORTFOLIOS OF THE TRUST:

2.   To change the status of the
     investment objectives and certain
     investment policies to make them
     generally non-fundamental. The
     resolution was adopted by,                88%         6%            6%

FOR THE LARGE CAP GROWTH, SOVEREIGN
BOND, MONEY MARKET, REAL ESTATE EQUITY,
GROWTH & INCOME, AND MANAGED PORTFOLIOS
OF THE TRUST:

3.   To approve changes in investment
     restrictions to allow each
     Portfolio to lend their portfolio
     securities in an amount not to
     exceed 33.3% of the respective
     Portfolio's total assets. The
     resolution was adopted by,                87%         7%            6%

FOR THE DIVERSIFIED MID CAP GROWTH AND
SHORT-TERM BOND PORTFOLIOS OF THE TRUST:

4.   To approve changes in investment
     restrictions to allow each
     Portfolio to invest in repurchase
     agreements maturing in more than
     seven days, other restricted
     securities, or other securities
     that are not directly marketable,
     if the total of all such securities
     owned by the Portfolio in question
     would exceed 10% of its asset. The
     resolution was adopted by,                88%         7%            5%

FOR ALL PORTFOLIOS OF THE TRUST:

5.   To change the methodology for
     allocating the majority of
     non-advisory fund expenses to a
     percentage of each Portfolio's
     average daily net assets and to
     reduce the expense cap for
     non-advisory expenses to 0.10% of
     each Portfolio's average daily net
     assets. The resolution was adopted
     by,                                       89%         5%            6%

                             Officers and Trustees


                          Michele G. Van Leer, Chairman
                   Thomas J. Lee, President and Vice Chairman
                           Laura L. Mangan, Secretary
                           Raymond F. Skiba, Treasurer
                       Derek D. Burke, Compliance Officer
                 Mary Ellen Maurer, Assistant Compliance Officer
                          Patrick F. Smith, Controller
                                Elizabeth G. Cook
                               William H. Dykstra
                            Reverend Diane C. Kessler
                               Robert F. Verdonck


                               Investment Adviser
                   John Hancock Mutual Life Insurance Company
                               John Hancock Place
                                  P.O. Box 111
                                Boston, MA 02117


                            Sub-Investment Advisers

                    Independence Investment Associates, Inc.
                               One Liberty Square
                                Boston, MA 02109

                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                                Boston, MA 02199

                             Brinson Partners, Inc.
                            209 South La Salle Street
                             Chicago, IL 60604-1295

                         Goldman Sachs Asset Management
                               One New York Plaza
                               New York, NY 10004

                          INVESCO Management & Research
                               101 Federal Street
                                Boston, MA 02110

                     J.P. Morgan Investment Management Inc.
                                522 Fifth Avenue
                               New York, NY 10036

                            Janus Capital Corporation
                               100 Fillmore Street
                              Denver, CO 80206-4923

                           Mellon Bond Associates, LLP
                       One Mellon Bank Center, Suite 4135
                            Pittsburgh, PA 15258-0001

                        Montgomery Asset Management, LLC
                              101 California Street
                             San Francisco, CA 94111

                              Neuberger Berman, LLC
                                605 Third Avenue
                             New York, NY 10158-3698

                     Rowe Price-Fleming International, Inc.
                              100 East Pratt Street
                               Baltimore, MD 21202

                        Scudder Kemper Investments, Inc.
                                 345 Park Avenue
                             New York, NY 10154-0010

                          State Street Global Advisors
                             Two International Place
                                Boston, MA 02110

                         T. Rowe Price Associates, Inc.
                              100 East Pratt Street
                               Baltimore, MD 21202

                       Wellington Management Company, LLP
                                 75 State Street
                                Boston, MA 02109



                              Independent Auditors

                                Ernst & Young LLP
                              200 Clarendon Street
                                Boston, MA 02116

                      [LOGO OF JOHN HANCOCK APPEARS HERE]



The Variable Series Trust consists of 23 funds used as investment options for various John Hancock variable life and variable annuity contracts. This report must be accompanied by the required prospectus and the most current quarterly performance report for the contract offered. Investors are not able to invest directly in the Variable Series Trust.


Not all of the funds described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.

                   John Hancock Mutual Life Insurance Company
    John Hancock Variable Life Insurance Company (not licensed in New York)
                   Signator Investors Inc., Member NASD, SIPC
                           Boston, Massachusetts 02117
                                www.jhancock.com


                                                     [LOGO OF IMSA APPEARS HERE]